                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

                             Loomis Sayles Funds II
             ------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                399 Boylston Street, Boston, Massachusetts  02116
             ------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
             ------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Item 1. Reports to Stockholders.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                       [LOGO]

  Income Funds
  Annual Report
  September 30, 2005
[LOGO]


Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund
TABLE OF CONTENTS

Management Discussion
and Performance.........Page  1

Schedule of InvestmentsPage  19

Financial Statements....Page 43

                       LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE


Objective:
Seeks a high level of current income consistent with what the fund considers reasonable risk. It invests primarily in U.S. corporate and U.S. government bonds.

--------------------------------------------------------------------------------
Strategy:
Invests primarily in U.S. corporate and U.S. government bonds

--------------------------------------------------------------------------------
Fund Inception:
November 7, 1973

--------------------------------------------------------------------------------
Managers:
Peter W. Palfrey
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFRX
Class B         NERBX
Class C         NECRX
Class Y         NERYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund may invest in lower-rated bonds with higher yields and increased risks; securities subject to prepayment risk; and foreign market securities with special risks.

Management Discussion
--------------------------------------------------------------------------------

The economic expansion continued to support corporate bonds, extending their long stretch of solid performance. Shorter- and intermediate-term issues came under pressure as the Federal Reserve Board continued to hike interest rates, in an effort to contain inflation. International bonds rose at first, then fell back late in the period when the U.S. dollar strengthened.

For the fiscal year ended September 30, 2005, the total return on Class A shares of Loomis Sayles Core Plus Bond Fund was 2.43% at net asset value, including $0.56 in dividends reinvested during the period. This was slightly below the fund's broad-based, domestic benchmark, the Lehman Aggregate Bond Index, which returned 2.80% for the same period, and in line with Morningstar's Intermediate-Term Bond category, which averaged a 2.43% return. At the end of September 2005, the fund's 30-day SEC yield was 3.85%.

CORPORATE AND INTERNATIONAL HOLDINGS PUSHED RETURNS HIGHER
The fund's high-yield and investment-grade corporate bonds performed well during the period. As the economy expanded, investors grew less concerned about default risks and were drawn to corporate bonds because of their comparatively generous yields. Higher-grade corporate issues also contributed because they offer higher yields than Treasury securities. Although returns in many foreign markets were bolstered by the weak U.S. dollar during the first half of the fiscal year, the dollar's rally in the second half erased some of the fund's gains. We also trimmed the fund's duration during the period, making it less sensitive to changes in bond prices as interest rates moved higher. Toward the end of the period we edged longer, such that the fund's duration was essentially the same as the benchmark by the end of September - a neutral stance.

MEDIA, TELECOM, AND FOOD COMPANIES ADDED TO RETURNS
Strength in the Canadian dollar and revitalized operations aided the bonds of Alberta-based Shaw Communications, Canada's second-largest cable operator. In the United States, operational improvement and healthier finances helped the securities of Qwest, which provides telecommunications services in several western states. In addition, AT&T bonds moved up sharply on news of SBC's proposed acquisition of the former telephone giant. Good operating results energized the high-yield bonds of Dean Foods, a dairy products company. We sold these bonds when we felt their market price had risen to levels that fully reflected their value. Bonds of another high-yield holding, Ambev Cia De Bebidas, a Brazilian beverage company, moved higher when a Dutch firm with a higher credit rating acquired the company.

TREASURY WEIGHTINGS AND SOME COMPANY-SPECIFIC ISSUES HINDERED RESULTS
Early this year we were underweight in long-term Treasury securities in anticipation of upward pressure on interest rates. That position hurt the fund's comparative return when yields on longer-term Treasuries fell and prices moved higher. However, we recently began increasing holdings in longer-term Treasuries because rising short-term rates are likely to have less impact on the prices of these bonds. The downgrades to junk-bond status of Ford and General Motors undercut the fund's performance, although these positions were relatively small. Moreover, our remaining exposure to these companies is primarily to their credit subsidiaries, which were less affected than their automotive divisions. Operational issues and high fuel costs pressured the bonds of Allied Waste and we sold it.

EASING BACK ON CORPORATES
High energy prices are all but certain to take a toll on consumers, as sharp increases in energy prices inflate home heating bills and transportation costs. In addition, home equity lending has decelerated as housing markets cooled. High debt and low savings are burdening many households. All this suggests that consumers, who make up the bulk of U.S. economic activity, may cut back on spending. For now, we believe corporate issues should continue to perform well, and the economy will draw strength in the short-term from the massive rebuilding efforts slated for the Gulf Coast region. Nevertheless, we are positioning the portfolio more defensively against the possibility of shrinking economic growth. For example, we have been gradually raising overall quality by decreasing exposure to corporate issues in favor of government obligations and mortgage- and asset-backed securities. We are also investing in Treasury Inflation-Protected Securities, which are adjusted to offset the effects of inflation.

                       LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.
Growth of a $10,000 Investment in Class A Shares/7/


                                    [CHART]

                  September 30, 1995 through September 30, 2005

             Net Asset    Maximum Sales   Lehman Aggregte      Lehman U.S.
             Value /1/      Charge /2/     Bond Index /3/    Credit Index /4/
            ----------    -------------   ---------------    ----------------
 9/30/1995    $10,000       $ 9,550          $10,000            $10,000
10/31/1995     10,133         9,677           10,130             10,130
11/30/1995     10,291         9,828           10,282             10,324
12/31/1995     10,440         9,970           10,426             10,494
 1/31/1996     10,484        10,012           10,495             10,562
 2/29/1996     10,257         9,795           10,313             10,311
 3/31/1996     10,205         9,746           10,241             10,223
 4/30/1996     10,120         9,664           10,184             10,138
 5/31/1996     10,111         9,656           10,163             10,121
 6/30/1996     10,258         9,797           10,299             10,269
 7/31/1996     10,284         9,821           10,328             10,289
 8/31/1996     10,284         9,821           10,310             10,257
 9/30/1996     10,522        10,049           10,490             10,475
10/31/1996     10,790        10,304           10,722             10,761
11/30/1996     11,050        10,552           10,906             10,991
12/31/1996     10,921        10,430           10,805             10,839
 1/31/1997     10,983        10,488           10,838             10,854
 2/28/1997     11,052        10,555           10,865             10,900
 3/31/1997     10,887        10,397           10,744             10,730
 4/30/1997     11,007        10,512           10,905             10,892
 5/31/1997     11,156        10,654           11,008             11,016
 6/30/1997     11,352        10,841           11,139             11,172
 7/31/1997     11,808        11,277           11,439             11,581
 8/31/1997     11,607        11,085           11,342             11,410
 9/30/1997     11,838        11,306           11,509             11,609
10/31/1997     11,951        11,413           11,676             11,756
11/30/1997     12,006        11,466           11,730             11,823
12/31/1997     12,130        11,584           11,848             11,948
 1/31/1998     12,291        11,738           12,000             12,090
 2/28/1998     12,330        11,775           11,991             12,086
 3/31/1998     12,407        11,848           12,032             12,130
 4/30/1998     12,464        11,903           12,095             12,207
 5/31/1998     12,591        12,024           12,210             12,352
 6/30/1998     12,637        12,069           12,313             12,443
 7/31/1998     12,605        12,037           12,339             12,432
 8/31/1998     12,480        11,918           12,540             12,490
 9/30/1998     12,962        12,378           12,834             12,894
10/31/1998     12,825        12,248           12,766             12,696
11/30/1998     13,081        12,492           12,838             12,935
12/31/1998     13,102        12,512           12,877             12,972
 1/31/1999     13,243        12,647           12,969             13,101
 2/28/1999     12,976        12,392           12,742             12,790
 3/31/1999     13,155        12,563           12,813             12,880
 4/30/1999     13,259        12,662           12,854             12,918
 5/31/1999     12,971        12,387           12,741             12,745
 6/30/1999     12,888        12,308           12,701             12,679
 7/31/1999     12,838        12,260           12,646             12,608
 8/31/1999     12,786        12,211           12,640             12,578
 9/30/1999     13,002        12,417           12,787             12,714
10/31/1999     13,032        12,446           12,834             12,773
11/30/1999     13,052        12,464           12,833             12,786
12/31/1999     13,058        12,471           12,771             12,719
 1/31/2000     13,003        12,418           12,729             12,674
 2/29/2000     13,150        12,559           12,883             12,791
 3/31/2000     13,331        12,731           13,053             12,900
 4/30/2000     13,085        12,496           13,016             12,787
 5/31/2000     12,988        12,404           13,010             12,739
 6/30/2000     13,382        12,780           13,280             13,059
 7/31/2000     13,461        12,855           13,401             13,218
 8/31/2000     13,635        13,021           13,595             13,390
 9/30/2000     13,655        13,041           13,681             13,460
10/31/2000     13,577        12,966           13,771             13,473
11/30/2000     13,706        13,089           13,996             13,648
12/31/2000     14,024        13,393           14,256             13,913
 1/31/2001     14,372        13,725           14,489             14,293
 2/28/2001     14,514        13,861           14,615             14,418
 3/31/2001     14,532        13,878           14,689             14,507
 4/30/2001     14,449        13,799           14,628             14,455
 5/31/2001     14,541        13,887           14,716             14,588
 6/30/2001     14,546        13,891           14,771             14,662
 7/31/2001     14,914        14,243           15,102             15,044
 8/31/2001     15,079        14,401           15,275             15,246
 9/30/2001     15,016        14,340           15,453             15,224
10/31/2001     15,312        14,623           15,776             15,601
11/30/2001     15,211        14,526           15,558             15,466
12/31/2001     15,040        14,363           15,460             15,360
 1/31/2002     15,006        14,330           15,585             15,490
 2/28/2002     14,947        14,275           15,736             15,607
 3/31/2002     14,784        14,119           15,474             15,318
 4/30/2002     14,923        14,252           15,774             15,532
 5/31/2002     15,049        14,371           15,908             15,737
 6/30/2002     14,686        14,025           16,046             15,763
 7/31/2002     14,516        13,862           16,239             15,755
 8/31/2002     14,846        14,178           16,514             16,163
 9/30/2002     14,895        14,225           16,781             16,470
10/31/2002     14,812        14,146           16,705             16,279
11/30/2002     15,093        14,414           16,700             16,490
12/31/2002     15,468        14,772           17,045             16,976
 1/31/2003     15,554        14,854           17,060             17,032
 2/28/2003     15,778        15,068           17,296             17,372
 3/31/2003     15,824        15,112           17,282             17,385
 4/30/2003     16,062        15,339           17,425             17,706
 5/31/2003     16,381        15,644           17,750             18,265
 6/30/2003     16,407        15,669           17,715             18,220
 7/31/2003     15,845        15,132           17,119             17,443
 8/31/2003     15,997        15,277           17,233             17,580
 9/30/2003     16,457        15,717           17,689             18,194
10/31/2003     16,416        15,678           17,524             18,000
11/30/2003     16,516        15,773           17,566             18,082
12/31/2003     16,784        16,029           17,745             18,284
 1/31/2004     16,928        16,167           17,887             18,469
 2/29/2004     17,059        16,291           18,081             18,701
 3/31/2004     17,187        16,413           18,216             18,882
 4/30/2004     16,748        15,995           17,742             18,287
 5/31/2004     16,601        15,854           17,671             18,158
 6/30/2004     16,702        15,951           17,771             18,235
 7/31/2004     16,891        16,131           17,947             18,460
 8/31/2004     17,229        16,453           18,290             18,896
 9/30/2004     17,327        16,547           18,339             19,002
10/31/2004     17,516        16,728           18,493             19,186
11/30/2004     17,481        16,694           18,346             18,993
12/31/2004     17,640        16,846           18,514             19,241
 1/31/2005     17,682        16,887           18,631             19,394
 2/28/2005     17,665        16,870           18,521             19,280
 3/31/2005     17,435        16,650           18,426             19,040
 4/30/2005     17,508        16,720           18,675             19,295
 5/31/2005     17,671        16,876           18,877             19,565
 6/30/2005     17,788        16,987           18,980             19,720
 7/31/2005     17,738        16,940           18,807             19,523
 8/31/2005     17,919        17,112           19,048             19,819
 9/30/2005     17,740        16,939           18,852             19,523


Average Annual Total Returns -- September 30, 2005


                                        1 YEAR/7/ 5 YEARS/7/ 10 YEARS/7/
CLASS A (Inception 11/7/73)
Net Asset Value/1/                        2.43%     5.38%       5.90%
With Maximum Sales Charge/2/             -2.17      4.41        5.41

CLASS B (Inception 9/13/93)
Net Asset Value/1/                        1.58      4.60        5.11
With CDSC/5/                             -3.29      4.26        5.11

CLASS C (Inception 12/30/94)
Net Asset Value/1/                        1.59      4.59        5.11
With CDSC/5/                              0.61      4.59        5.11

CLASS Y (Inception 12/30/94)
Net Asset Value/1/                        2.68      5.80        6.25
------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                  1 YEAR    5 YEARS    10 YEARS
Lehman Aggregate Bond Index/3/            2.80%     6.62%       6.55%
Lehman U.S. Credit Index/4/               2.74      7.72        6.92
Morningstar Int.-Term Bond Fund Avg./6/   2.43      5.98        5.78

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                   % of Net Assets as of
CREDIT QUALITY     3/31/05    9/30/05
----------------------------------------
Aaa                 46.7       51.4
----------------------------------------
Aa                   0.3        0.3
----------------------------------------
A                    4.8        3.3
----------------------------------------
Baa                 26.7       22.5
----------------------------------------
Ba                  15.9       15.8
----------------------------------------
B                    2.6        2.7
----------------------------------------
Not rated*           1.1        2.2
----------------------------------------
Short-term & other   1.9        1.8
----------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/05     9/30/05
--------------------------------------------------
1 year or less               2.8         6.0
--------------------------------------------------
1-5 years                   51.7        46.1
--------------------------------------------------
5-10 years                  34.6        31.8
--------------------------------------------------
10+ years                   10.9        16.1
--------------------------------------------------
Average Effective Maturity   6.2 years   6.8 years
--------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/Lehman U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.
/5/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers, without which performance would have been lower.

                        LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks high current income plus the opportunity for capital appreciation to produce a high total return

--------------------------------------------------------------------------------
Strategy:
Invests primarily in lower-quality fixed-income securities

--------------------------------------------------------------------------------
Fund Inception:
February 22, 1984

--------------------------------------------------------------------------------
Managers:
Kathleen C. Gaffney
Matthew J. Eagan
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFHX
Class B         NEHBX
Class C         NEHCX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest-rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund emphasizes lower-rated, high-yield bonds that may involve extra risks. It also invests in foreign securities which have special risks, including political, economic, regulatory and currency risks.

Management Discussion
--------------------------------------------------------------------------------

Emerging market issues and bonds denominated in strong currencies were the fund's best-performing sectors over the fiscal year ended September 30, 2005. Good security selection was another factor driving the fund's results. For the fiscal year, the total return on Class A shares of Loomis Sayles High Income Fund was 10.34% at net asset value, including $0.33 in reinvested dividends. The fund's benchmark, the Lehman High Yield Composite Index, returned 6.71% for the same period, while Morningstar's High Yield Bond category averaged 6.13%. As of September 30, 2005, the fund's 30-day SEC yield was 6.25%.

EMERGING MARKETS, STRONG CURRENCIES, AND CONVERTIBLES WERE POSITIVES
Investor interest in emerging market bonds was strong during the period, as credit conditions improved and investors went in search of higher yields than were available in more developed nations. In particular, the fund benefited from holdings in the Cayman Islands and Latin America, where strengthening currencies fueled performance. Issues of the Inter-American Development Bank were the fund's best performers. The value of these bonds reflects movements in Brazil's real, which rose sharply this year. Strength in Mexico's peso helped Mexican bonos - bonds issued by the United Mexican States. A climb in the value of Colombia's peso boosted holdings in that country. Convertible bonds, which can be converted into the issuer's common stock under certain conditions, aided performance in the energy and pharmaceutical sectors.

TELECOM, CYCLICALS, AND ENERGY LED INDUSTRY SECTORS
Communications companies benefited from rising demand across the industry. Bonds of Qwest, which offers telecommunications services in several western states, were among the fund's best-performing issues over this period. Good selection among consumer cyclical companies was also a positive. Holdings of retailer Woolworth Corporation did well, as the economic expansion continued. And steep rises in energy prices boosted the bonds of Williams Companies, a natural gas exploration company.

The fund experienced good results from most industry allocations. However, weakness in the baht, Thailand's currency, led to underperformance by banks in that country. In finance, GMAC's bonds suffered when bonds of its parent company, General Motors, sank to junk status. We eliminated the fund's Northwest Airlines holdings prior to the company's bankruptcy filing. Soaring fuel costs and other pressures have put severe financial strain on the airline industry, and pushed several carriers into bankruptcy. Bonds of auto-parts giant, Delphi Corporation, also fell as financial and operating problems battered the automobile sector, as did the fund's holdings in Lear Corporation, another automotive parts supplier. Strength in several consumer cyclical areas, including drug stores, department stores, and food and travel companies offset the negative impact of the auto sector.

HIGHER RATES MAY SLOW ECONOMIC GROWTH
We think interest rates will continue to rise, taking some of the steam out of the economic expansion and putting pressure on bond prices. Energy prices may also become economic hurdles. With those concerns in mind, we are reducing the portfolio's duration, or its sensitivity to changes in rates. In the United States, we do not believe corporate credit quality will deteriorate, but prices of corporate bonds have risen for several quarters, reflecting the economy's vigor as yields declined. That has left prices high and credit spreads - the difference in yields between corporate and Treasury issues - very narrow. This leaves little room for further price gains. As the global economy continues to strengthen, we have sought to take advantage of opportunities among sovereign issues (bonds issued by foreign governments) in Latin America and elsewhere. We continue to favor some emerging markets and other non-U.S. sectors where the currency outlook appears attractive at this time. We are also looking for opportunities among selected convertible issues.

                        LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/6/


                                    [CHART]

               September 30, 1995 through September 30, 2005

             Net Asset         Maximum Sales   Lehman High Yield
             Value /1/          Charge /2/     Composite Index/3/
             ---------        -------------    -----------------
 9/30/1995    $10,000            $ 9,550             $10,000
10/31/1995     10,040              9,588              10,062
11/30/1995     10,058              9,605              10,150
12/31/1995     10,126              9,671              10,310
 1/31/1996     10,312              9,848              10,491
 2/29/1996     10,383              9,916              10,500
 3/31/1996     10,363              9,897              10,493
 4/30/1996     10,488             10,016              10,516
 5/31/1996     10,601             10,124              10,579
 6/30/1996     10,669             10,189              10,666
 7/31/1996     10,772             10,287              10,716
 8/31/1996     10,900             10,410              10,832
 9/30/1996     11,236             10,730              11,093
10/31/1996     11,211             10,707              11,178
11/30/1996     11,442             10,927              11,401
12/31/1996     11,636             11,112              11,480
 1/31/1997     11,645             11,121              11,585
 2/28/1997     12,053             11,510              11,779
 3/31/1997     11,892             11,357              11,609
 4/30/1997     11,959             11,421              11,722
 5/31/1997     12,356             11,800              11,982
 6/30/1997     12,436             11,877              12,148
 7/31/1997     12,776             12,201              12,482
 8/31/1997     12,857             12,279              12,453
 9/30/1997     13,241             12,645              12,700
10/31/1997     13,125             12,535              12,712
11/30/1997     13,301             12,703              12,833
12/31/1997     13,425             12,821              12,946
 1/31/1998     13,626             13,013              13,179
 2/28/1998     13,607             12,995              13,256
 3/31/1998     13,747             13,129              13,380
 4/30/1998     13,822             13,200              13,433
 5/31/1998     13,800             13,179              13,480
 6/30/1998     13,847             13,223              13,528
 7/31/1998     13,826             13,204              13,605
 8/31/1998     12,866             12,287              12,854
 9/30/1998     12,744             12,171              12,913
10/31/1998     12,476             11,915              12,648
11/30/1998     13,372             12,770              13,173
12/31/1998     13,194             12,601              13,187
 1/31/1999     13,491             12,884              13,383
 2/28/1999     13,576             12,965              13,304
 3/31/1999     13,796             13,175              13,431
 4/30/1999     14,093             13,459              13,691
 5/31/1999     13,748             13,129              13,506
 6/30/1999     13,709             13,092              13,477
 7/31/1999     13,654             13,040              13,531
 8/31/1999     13,441             12,836              13,382
 9/30/1999     13,354             12,753              13,286
10/31/1999     13,474             12,868              13,197
11/30/1999     13,563             12,953              13,351
12/31/1999     13,722             13,104              13,503
 1/31/2000     13,569             12,959              13,444
 2/29/2000     13,630             13,017              13,470
 3/31/2000     13,219             12,624              13,187
 4/30/2000     13,211             12,616              13,208
 5/31/2000     12,842             12,264              13,073
 6/30/2000     13,231             12,636              13,339
 7/31/2000     13,309             12,710              13,441
 8/31/2000     13,256             12,660              13,533
 9/30/2000     12,982             12,398              13,415
10/31/2000     12,334             11,779              12,985
11/30/2000     11,309             10,800              12,471
12/31/2000     11,511             10,993              12,712
 1/31/2001     12,848             12,270              13,664
 2/28/2001     12,784             12,208              13,846
 3/31/2001     12,130             11,585              13,520
 4/30/2001     11,758             11,229              13,351
 5/31/2001     11,790             11,259              13,592
 6/30/2001     11,113             10,613              13,211
 7/31/2001     11,332             10,822              13,405
 8/31/2001     11,245             10,739              13,563
 9/30/2001     10,221              9,761              12,652
10/31/2001     10,109              9,654              12,965
11/30/2001     10,437              9,967              13,437
12/31/2001     10,285              9,822              13,383
 1/31/2002     10,349              9,883              13,476
 2/28/2002     10,034              9,583              13,288
 3/31/2002     10,304              9,841              13,608
 4/30/2002     10,220              9,760              13,825
 5/31/2002     10,071              9,617              13,748
 6/30/2002      9,351              8,930              12,735
 7/31/2002      8,720              8,328              12,178
 8/31/2002      9,026              8,620              12,526
 9/30/2002      8,692              8,300              12,361
10/31/2002      8,687              8,296              12,253
11/30/2002      9,265              8,848              13,012
12/31/2002      9,375              8,953              13,194
 1/31/2003      9,574              9,143              13,634
 2/28/2003      9,708              9,271              13,802
 3/31/2003      9,958              9,510              14,199
 4/30/2003     10,534             10,060              15,041
 5/31/2003     10,718             10,236              15,197
 6/30/2003     10,950             10,457              15,634
 7/31/2003     10,732             10,249              15,462
 8/31/2003     10,846             10,358              15,639
 9/30/2003     11,201             10,697              16,067
10/31/2003     11,440             10,925              16,391
11/30/2003     11,679             11,154              16,640
12/31/2003     11,991             11,451              17,017
 1/31/2004     12,177             11,629              17,342
 2/29/2004     12,123             11,578              17,298
 3/31/2004     12,192             11,644              17,416
 4/30/2004     11,913             11,377              17,297
 5/31/2004     11,605             11,082              17,004
 6/30/2004     11,855             11,322              17,248
 7/31/2004     11,951             11,413              17,482
 8/31/2004     12,278             11,725              17,825
 9/30/2004     12,448             11,888              18,084
10/31/2004     12,723             12,151              18,411
11/30/2004     12,924             12,343              18,633
12/31/2004     13,232             12,636              18,911
 1/31/2005     13,276             12,678              18,886
 2/28/2005     13,584             12,972              19,164
 3/31/2005     13,103             12,513              18,606
 4/30/2005     12,835             12,258              18,425
 5/31/2005     13,169             12,577              18,752
 6/30/2005     13,483             12,876              19,120
 7/31/2005     13,694             13,078              19,455
 8/31/2005     13,767             13,147              19,492
 9/30/2005     13,736             13,116              19,297


Average Annual Total Returns -- September 30, 2005


                                                                             SINCE
                                         1 YEAR/6/ 5 YEARS/6/ 10 YEARS/6/ INCEPTION/6/
CLASS A (Inception 2/22/84)
Net Asset Value/1/                        10.34%     1.13%       3.23%          --
With Maximum Sales Charge/2/               5.31      0.21        2.75           --

CLASS B (Inception 9/20/93)
Net Asset Value/1/                         9.29      0.35        2.48           --
With CDSC/4/                               4.29      0.08        2.48           --

CLASS C (Inception 3/2/98)
Net Asset Value/1/                         9.29      0.35          --        -0.65%
With CDSC/4/                               8.29      0.35          --        -0.65
--------------------------------------------------------------------------------------

                                                                             SINCE
                                                                            CLASS C
COMPARATIVE PERFORMANCE                   1 YEAR    5 YEARS    10 YEARS   INCEPTION/7/
Lehman High Yield Composite Index/3/       6.71%     7.54%       6.79%        5.00%
Morningstar High Yield Bond Fund Avg./5/   6.13      5.81        5.64         3.24

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/05    9/30/05
------------------------------------------
Aaa                    2.8         --
------------------------------------------
Aa                     1.0        0.9
------------------------------------------
Baa                    3.0        6.6
------------------------------------------
Ba                    34.2       29.7
------------------------------------------
B                     26.7       23.6
------------------------------------------
Caa                   15.7       16.3
------------------------------------------
Ca                     1.2        0.5
------------------------------------------
Not rated*            13.8       21.0
------------------------------------------
Short-term & other     1.6        1.4
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                              % of Net Assets as of
EFFECTIVE MATURITY            3/31/05     9/30/05
----------------------------------------------------
1 year or less                 1.5         1.8
----------------------------------------------------
1-5 years                     22.3        24.4
----------------------------------------------------
5-10 years                    34.4        31.2
----------------------------------------------------
10+ years                     41.8        42.6
----------------------------------------------------
Average Effective Maturity    12.2 years  12.3 years
----------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/Fund performance has been increased by expense waivers, without which performance would have been lower.
/7/The since-inception comparative performance figures shown for Class C shares are calculated from 3/31/98.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE


Objective:
Seeks a high current return consistent with preservation of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

--------------------------------------------------------------------------------
Fund Inception:
January 3, 1989

--------------------------------------------------------------------------------
Managers:
John Hyll
Clifton V. Rowe
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFLX
Class B         NELBX
Class C         NECLX
Class Y         NELYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion
--------------------------------------------------------------------------------

Short-term interest rates rose in response to a series of moves by the Federal Reserve Board during the 12 months ended September 30, 2005, but long-term rates declined, apparently in response to the Fed's commitment to fighting inflation. Investors seeking higher yields bid up prices of long-term bonds, but prices of high-quality intermediate bonds slumped, influenced by gradually rising rates and sluggish demand.

Loomis Sayles Limited Term Government and Agency Fund's total return for the fiscal year ended September 30, 2005 was 1.05% based on the net asset value of Class A shares and $0.33 in dividends reinvested. The fund outperformed its benchmark, the Lehman 1-5 Year Government Bond Index, which had a total return of 0.93% for the 12-month period, but it was slightly behind the 1.09% average return on the funds in Morningstar's Short Government category. The fund's 30-day SEC yield was 2.78% at the end of September 2005.

MORTGAGE-BACKED SECURITIES GAVE THE FUND AN EDGE
Within the fund's universe of intermediate government-related sectors, mortgage-backed securities were among the best performers, primarily because of their yield advantage over other government securities with comparable maturities, and modest price appreciation. Investor demand for mortgage securities increased during the fiscal year, as prepayment concerns eased. The fund's emphasis on these securities was primarily responsible for its strong performance relative to its benchmark. Government agency bonds, such as those issued by Fannie Mae and Freddie Mac, also performed well due to their yield advantage, although the fund had a relatively modest position in these issues, which limited its advance during the period.

At the beginning of the fiscal year, we trimmed the fund's position in mortgage-backed securities because valuations seemed high to us. However, in the latter part of the year, we increased mortgage securities again as their yield advantage increased. The net result was that the fund had a larger mortgage position at the end of fiscal 2005 than it did at the beginning of the year.

BONDS IN THE LONGER AND SHORTER RANGE WERE THE BEST PERFORMERS
Portfolio holdings scheduled to mature in seven or more years were the fund's best performers during the period because of their longer maturity. Securities with very short maturities (less than two years) also did well, as their prices tend to be less volatile, but securities maturing in the three- to seven-year range were more sensitive to increases in interest rates. During the past 12 months, the fund's duration (its price sensitivity to changes in interest rates) remained fairly stable and was modestly shorter than that of its peer group, which meant that its income was slightly lower.

Although we expect interest rates on short- and intermediate-term bonds to continue to rise, we believe most of the increases are behind us. At this point in the cycle, the yield curve is fairly flat - that is, the difference between long- and short-term interest rates is narrow. It is possible for the curve to flatten even more, but right now our expectation for further increases in interest rates is modest. Consequently, we will keep the fund's duration close to that of its benchmark, which is essentially a neutral stance. If the yield curve becomes significantly steeper, we will look for opportunities at the longer end of the fund's universe.

OUTLOOK IS FOR FURTHER FED TIGHTENING
For the balance of 2005, if not beyond, we expect the Fed to continue its program of gradually raising short-term interest rates in an effort to keep economic growth in check and reduce inflationary pressures. However, we also believe that much of the rise in short-term rates is behind us, and we look for rates to move within a fairly narrow range. Although past performance cannot assure future results, mortgage-backed securities historically have performed well in this type of environment.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares


                                    [CHART]

                  September 30, 1995 through September 30, 2005

                                          Lehman Int.      Lehman 1-5 Year
             Net Asset   Maximum Sales   Government Bond   Government Bond
             Value /1/     Charge /2/       Index /3/          Index/4/
             ---------   -------------   ---------------   ---------------
 9/30/1995    $10,000       $ 9,700         $10,000            $10,000
10/31/1995     10,138         9,834          10,110             10,096
11/30/1995     10,260         9,952          10,233             10,201
12/31/1995     10,367        10,056          10,334             10,288
 1/31/1996     10,424        10,112          10,421             10,380
 2/29/1996     10,299         9,990          10,311             10,310
 3/31/1996     10,234         9,927          10,264             10,279
 4/30/1996     10,208         9,902          10,234             10,271
 5/31/1996     10,173         9,868          10,229             10,278
 6/30/1996     10,252         9,945          10,332             10,367
 7/31/1996     10,275         9,967          10,364             10,404
 8/31/1996     10,271         9,963          10,376             10,430
 9/30/1996     10,401        10,089          10,510             10,543
10/31/1996     10,569        10,252          10,683             10,688
11/30/1996     10,701        10,380          10,812             10,788
12/31/1996     10,615        10,297          10,753             10,761
 1/31/1997     10,660        10,340          10,795             10,810
 2/28/1997     10,674        10,354          10,812             10,830
 3/31/1997     10,618        10,300          10,751             10,798
 4/30/1997     10,712        10,390          10,872             10,902
 5/31/1997     10,777        10,454          10,957             10,980
 6/30/1997     10,880        10,554          11,051             11,065
 7/31/1997     11,060        10,728          11,254             11,224
 8/31/1997     11,041        10,710          11,211             11,211
 9/30/1997     11,156        10,821          11,333             11,313
10/31/1997     11,281        10,943          11,465             11,419
11/30/1997     11,300        10,961          11,490             11,442
12/31/1997     11,386        11,044          11,584             11,527
 1/31/1998     11,551        11,205          11,735             11,659
 2/28/1998     11,525        11,179          11,723             11,657
 3/31/1998     11,505        11,160          11,759             11,697
 4/30/1998     11,550        11,203          11,815             11,753
 5/31/1998     11,625        11,276          11,897             11,823
 6/30/1998     11,710        11,359          11,977             11,890
 7/31/1998     11,725        11,373          12,023             11,941
 8/31/1998     11,913        11,555          12,250             12,125
 9/30/1998     12,253        11,886          12,536             12,345
10/31/1998     12,134        11,770          12,557             12,394
11/30/1998     12,097        11,734          12,518             12,366
12/31/1998     12,122        11,759          12,567             12,409
 1/31/1999     12,188        11,822          12,623             12,462
 2/28/1999     12,048        11,686          12,450             12,357
 3/31/1999     12,104        11,741          12,532             12,443
 4/30/1999     12,139        11,775          12,566             12,479
 5/31/1999     12,048        11,687          12,489             12,438
 6/30/1999     11,970        11,611          12,507             12,473
 7/31/1999     11,912        11,555          12,509             12,493
 8/31/1999     11,908        11,550          12,527             12,524
 9/30/1999     12,043        11,682          12,634             12,618
10/31/1999     12,066        11,704          12,659             12,647
11/30/1999     12,078        11,716          12,668             12,663
12/31/1999     12,040        11,679          12,628             12,652
 1/31/2000     11,988        11,628          12,586             12,626
 2/29/2000     12,095        11,732          12,690             12,722
 3/31/2000     12,245        11,877          12,835             12,823
 4/30/2000     12,205        11,839          12,830             12,839
 5/31/2000     12,212        11,845          12,864             12,882
 6/30/2000     12,386        12,015          13,068             13,051
 7/31/2000     12,448        12,075          13,155             13,136
 8/31/2000     12,579        12,201          13,303             13,255
 9/30/2000     12,676        12,295          13,419             13,370
10/31/2000     12,721        12,340          13,511             13,449
11/30/2000     12,894        12,507          13,709             13,604
12/31/2000     13,045        12,654          13,951             13,802
 1/31/2001     13,211        12,815          14,136             13,991
 2/28/2001     13,310        12,911          14,266             14,097
 3/31/2001     13,394        12,992          14,370             14,208
 4/30/2001     13,367        12,966          14,324             14,218
 5/31/2001     13,434        13,031          14,384             14,288
 6/30/2001     13,443        13,040          14,429             14,336
 7/31/2001     13,693        13,282          14,699             14,546
 8/31/2001     13,784        13,370          14,829             14,654
 9/30/2001     14,000        13,580          15,146             14,940
10/31/2001     14,210        13,784          15,382             15,119
11/30/2001     14,025        13,605          15,198             15,020
12/31/2001     13,940        13,522          15,125             14,995
 1/31/2002     14,014        13,593          15,190             15,043
 2/28/2002     14,152        13,728          15,316             15,141
 3/31/2002     13,949        13,530          15,085             14,983
 4/30/2002     14,204        13,778          15,367             15,208
 5/31/2002     14,300        13,871          15,475             15,293
 6/30/2002     14,443        14,010          15,668             15,454
 7/31/2002     14,650        14,210          15,963             15,694
 8/31/2002     14,794        14,350          16,146             15,805
 9/30/2002     14,927        14,479          16,423             15,996
10/31/2002     14,960        14,511          16,412             16,022
11/30/2002     14,891        14,444          16,282             15,935
12/31/2002     15,077        14,625          16,583             16,149
 1/31/2003     15,069        14,617          16,546             16,134
 2/28/2003     15,200        14,744          16,733             16,251
 3/31/2003     15,190        14,734          16,736             16,275
 4/30/2003     15,216        14,759          16,784             16,313
 5/31/2003     15,308        14,849          17,047             16,456
 6/30/2003     15,281        14,822          17,019             16,463
 7/31/2003     14,963        14,514          16,606             16,245
 8/31/2003     15,012        14,562          16,636             16,253
 9/30/2003     15,262        14,804          16,997             16,499
10/31/2003     15,155        14,700          16,830             16,390
11/30/2003     15,196        14,740          16,831             16,382
12/31/2003     15,302        14,843          16,962             16,498
 1/31/2004     15,368        14,907          17,054             16,557
 2/29/2004     15,486        15,022          17,217             16,679
 3/31/2004     15,545        15,079          17,337             16,764
 4/30/2004     15,265        14,807          16,949             16,497
 5/31/2004     15,215        14,758          16,895             16,462
 6/30/2004     15,273        14,814          16,938             16,480
 7/31/2004     15,358        14,897          17,060             16,568
 8/31/2004     15,552        15,085          17,314             16,747
 9/30/2004     15,547        15,081          17,320             16,740
10/31/2004     15,628        15,159          17,426             16,817
11/30/2004     15,558        15,091          17,264             16,697
12/31/2004     15,609        15,141          17,358             16,752
 1/31/2005     15,631        15,162          17,380             16,747
 2/28/2005     15,570        15,103          17,283             16,680
 3/31/2005     15,523        15,057          17,241             16,658
 4/30/2005     15,660        15,190          17,442             16,796
 5/31/2005     15,740        15,267          17,581             16,889
 6/30/2005     15,763        15,290          17,638             16,929
 7/31/2005     15,692        15,221          17,488             16,835
 8/31/2005     15,802        15,328          17,682             16,979
 9/30/2005     15,711        15,238          17,546             16,896


Average Annual Total Returns -- September 30, 2005


                                     1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 1/3/89)
Net Asset Value/1/                    1.05%  4.39%    4.62%
With Maximum Sales Charge/2/         -1.98   3.76     4.30

CLASS B (Inception 9/27/93)
Net Asset Value/1/                    0.29   3.69     3.93
With CDSC/5/                         -4.61   3.35     3.93

CLASS C (Inception 12/30/94)
Net Asset Value/1/                    0.21   3.69     3.92
With CDSC/5/                         -0.77   3.69     3.92

CLASS Y (Inception 3/31/94)/7/
Net Asset Value/1/                    1.24   4.73     4.98
------------------------------------------------------------

COMPARATIVE PERFORMANCE              1 YEAR 5 YEARS 10 YEARS
Lehman 1-5 Yr Gov't Bond Index/4/     0.93%  4.79%    5.39%
Lehman Int. Gov't Bond Index/3/       1.31   5.51     5.78
Morningstar Short Gov't Fund Avg./6/  1.09   4.10     4.68

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                % of Net Assets as of
FUND COMPOSITION                3/31/05     9/30/05
------------------------------------------------------
Mortgage Related                33.5        55.8
------------------------------------------------------
Treasuries                      50.8        31.0
------------------------------------------------------
Government Agencies             10.3         7.7
------------------------------------------------------
Asset Backed Securities          4.1         4.3
------------------------------------------------------
Short-Term Investments & Other   1.3         1.2
------------------------------------------------------

                                % of Net Assets as of
EFFECTIVE MATURITY              3/31/05     9/30/05
------------------------------------------------------
1 year or less                  10.6         9.3
------------------------------------------------------
1-5 years                       73.7        80.9
------------------------------------------------------
5-10 years                      12.1         5.9
------------------------------------------------------
10+ years                        3.6         3.9
------------------------------------------------------
Average Effective Maturity       3.3 years   3.5 years
------------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 3.00%.
/3/Lehman Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies, with maturities between one and ten years.
/4/Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between 1 and 5 years.
/5/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers, without which performance would have been lower.
 Note: Lehman 1-5 Year Government Bond Index replaces the Lehman Intermediate Government Bond Index as the fund's benchmark because the fund's advisor believes it is more representative of the types of securities in which the fund can invest.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes

--------------------------------------------------------------------------------
Strategy:
Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

--------------------------------------------------------------------------------
Inception Date:
March 23, 1984

--------------------------------------------------------------------------------
Manager:
Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------

Symbols:

Class A         NEFMX
Class B         NEMBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund concentrates in a single geographic region, which can affect your fund's performance. Some income may be subject to federal and state taxes. Capital gains are fully taxable.

Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Massachusetts Tax Free Income Fund provided a total return of 3.90% for the fiscal year ended September 30, 2005, based on the net asset value of Class A shares and $0.60 in dividends reinvested during the period. This was slightly behind the fund's benchmark, the Lehman Municipal Bond Index, which returned 4.05% for the period, but it was above the 2.84% average return on Morningstar's Muni Massachusetts category. The fund's 30-day SEC yield at the end of September was 2.97%, equivalent to 4.81% adjusted for the combined maximum federal and Massachusetts income tax rates of 38.45%.

During the 12-month period, interest rates moved in different directions. Short-term rates rose in response to the Federal Reserve Board's policy of gradually raising the federal funds rate, while long-term rates generally trended down. This led to what is described as a flattening yield curve, where the spread between long- and short-term interest rates becomes narrow. Rates on municipal bonds typically respond to the same forces as taxable rates, but they tend to be less volatile.

INSURANCE, CREDIT QUALITY, AND YIELD MOTIVATED INVESTORS
Insured bonds, which experienced strong demand from individual investors, were among the best performers in the municipal market this year. Although the fund benefited from this trend, insured bonds account for a smaller portion of the fund's portfolio than the index. At the same time, prospects for high tax-free income attracted investors to municipal bonds issued to benefit institutions of higher learning and healthcare facilities. These included Massachusetts bonds issued for Mount Holyoke College, which combine a higher yield and a long maturity (2031). High current income and an improving credit rating also stimulated demand for Massachusetts bonds issued for Nichols College. And Catholic Health East bonds rose in price when one of the major rating agencies raised the hospital's credit rating, stimulating demand for this high-coupon, long-term bond.

HOUSING AND SHORTER MATURITIES WERE LESS ATTRACTIVE
Housing bonds have not done as well because investors were concerned that homeowners would take advantage of low interest rates to refinance mortgages. Bonds with shorter maturities also underperformed as a result of the rising interest-rate environment. The fund's holdings in municipal bonds issued for New England Education Loan Marketing Corp. delivered less-than-stellar performance because they are scheduled to mature in 2009 - a relatively short period. However, they remain in the portfolio because they have an attractive coupon and provide diversification.

Some fund holdings were pre-refunded during the period, which effectively shortened their maturities. When a bond is pre-refunded, the issuer refinances an existing, higher-coupon bond by issuing new bonds at lower interest rates. The proceeds of the older issue are invested in high-quality paper - usually U.S. Treasury securities - and the maturity date moves up to the old bond's first call date. While pre-refunding effectively raises the credit rating of the new bond issue, bringing up its price, it also shortens the bond's maturity. The fund's holdings in Massachusetts Bay Transportation Authority bonds, scheduled to mature in 2030, were pre-refunded in March. The resulting price appreciation made this one of the fund's best performers at mid-year, but its new, shorter maturity (2010) subsequently reduced demand and the price of the bonds declined.

INTEREST RATES EXPECTED TO FLUCTUATE WITHIN A NARROW RANGE
Since the Fed still appears to be concerned about the potential for inflation, we believe they are likely to continue to raise interest rates in slow, steady increments. Our forecast is for market rates to continue to fluctuate, reflecting demand, but within a fairly narrow band. Credit trends in the municipal market seem stable, especially in relation to the taxable markets. We will continue to seek out attractive opportunities to add to the fund's yield.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/5/


                                    [CHART]

               September 30, 1995 through September 30, 2005

                 Net Asset      Maximum Sales      Lehman Municipal
                 Value /1/        Charge /2/         Bond Index /3/
                 ---------      -------------      ----------------
 9/30/1995        $10,000         $ 9,575              $10,000
10/31/1995         10,168           9,736               10,145
11/30/1995         10,367           9,927               10,314
12/31/1995         10,498          10,052               10,413
 1/31/1996         10,532          10,084               10,492
 2/29/1996         10,426           9,983               10,421
 3/31/1996         10,296           9,858               10,288
 4/30/1996         10,266           9,830               10,258
 5/31/1996         10,280           9,843               10,255
 6/30/1996         10,378           9,937               10,366
 7/31/1996         10,456          10,012               10,460
 8/31/1996         10,451          10,007               10,458
 9/30/1996         10,614          10,163               10,604
10/31/1996         10,725          10,269               10,724
11/30/1996         10,910          10,446               10,920
12/31/1996         10,838          10,377               10,874
 1/31/1997         10,857          10,396               10,895
 2/28/1997         10,961          10,495               10,995
 3/31/1997         10,837          10,377               10,848
 4/30/1997         10,925          10,461               10,939
 5/31/1997         11,080          10,609               11,104
 6/30/1997         11,196          10,720               11,222
 7/31/1997         11,515          11,025               11,533
 8/31/1997         11,408          10,923               11,425
 9/30/1997         11,559          11,068               11,560
10/31/1997         11,616          11,122               11,634
11/30/1997         11,686          11,189               11,703
12/31/1997         11,847          11,343               11,874
 1/31/1998         11,943          11,435               11,996
 2/28/1998         11,926          11,419               12,000
 3/31/1998         11,893          11,387               12,010
 4/30/1998         11,851          11,347               11,956
 5/31/1998         12,034          11,522               12,145
 6/30/1998         12,076          11,563               12,193
 7/31/1998         12,083          11,570               12,224
 8/31/1998         12,275          11,753               12,413
 9/30/1998         12,411          11,884               12,567
10/31/1998         12,361          11,835               12,567
11/30/1998         12,382          11,855               12,611
12/31/1998         12,429          11,900               12,643
 1/31/1999         12,572          12,037               12,793
 2/28/1999         12,514          11,982               12,738
 3/31/1999         12,499          11,967               12,755
 4/30/1999         12,536          12,003               12,787
 5/31/1999         12,455          11,925               12,713
 6/30/1999         12,252          11,731               12,530
 7/31/1999         12,295          11,772               12,575
 8/31/1999         12,120          11,605               12,475
 9/30/1999         12,084          11,570               12,480
10/31/1999         11,914          11,408               12,345
11/30/1999         12,019          11,508               12,476
12/31/1999         11,915          11,408               12,383
 1/31/2000         11,817          11,315               12,329
 2/29/2000         11,964          11,455               12,472
 3/31/2000         12,187          11,669               12,745
 4/30/2000         12,132          11,617               12,670
 5/31/2000         12,085          11,571               12,604
 6/30/2000         12,328          11,804               12,938
 7/31/2000         12,485          11,954               13,118
 8/31/2000         12,641          12,103               13,320
 9/30/2000         12,590          12,055               13,250
10/31/2000         12,692          12,153               13,395
11/30/2000         12,745          12,204               13,496
12/31/2000         13,017          12,464               13,830
 1/31/2001         13,062          12,507               13,967
 2/28/2001         13,108          12,551               14,011
 3/31/2001         13,104          12,547               14,137
 4/30/2001         12,969          12,418               13,984
 5/31/2001         13,095          12,538               14,134
 6/30/2001         13,188          12,627               14,229
 7/31/2001         13,388          12,819               14,440
 8/31/2001         13,640          13,060               14,677
 9/30/2001         13,564          12,987               14,628
10/31/2001         13,690          13,108               14,802
11/30/2001         13,589          13,011               14,678
12/31/2001         13,435          12,864               14,539
 1/31/2002         13,510          12,936               14,791
 2/28/2002         13,663          13,082               14,969
 3/31/2002         13,412          12,842               14,676
 4/30/2002         13,657          13,077               14,963
 5/31/2002         13,764          13,179               15,054
 6/30/2002         13,923          13,331               15,213
 7/31/2002         14,100          13,501               15,408
 8/31/2002         14,272          13,665               15,594
 9/30/2002         14,593          13,973               15,935
10/31/2002         14,328          13,719               15,671
11/30/2002         14,237          13,632               15,606
12/31/2002         14,522          13,905               15,935
 1/31/2003         14,492          13,876               15,895
 2/28/2003         14,719          14,093               16,117
 3/31/2003         14,732          14,106               16,127
 4/30/2003         14,827          14,196               16,233
 5/31/2003         15,206          14,560               16,613
 6/30/2003         15,138          14,494               16,543
 7/31/2003         14,481          13,865               15,964
 8/31/2003         14,575          13,955               16,083
 9/30/2003         14,970          14,334               16,556
10/31/2003         14,946          14,311               16,472
11/30/2003         15,112          14,470               16,644
12/31/2003         15,252          14,604               16,782
 1/31/2004         15,356          14,703               16,878
 2/29/2004         15,582          14,920               17,132
 3/31/2004         15,546          14,885               17,072
 4/30/2004         15,128          14,485               16,668
 5/31/2004         15,061          14,421               16,608
 6/30/2004         15,079          14,438               16,668
 7/31/2004         15,295          14,645               16,887
 8/31/2004         15,595          14,932               17,226
 9/30/2004         15,699          15,032               17,317
10/31/2004         15,840          15,167               17,466
11/30/2004         15,679          15,013               17,322
12/31/2004         15,887          15,212               17,534
 1/31/2005         16,078          15,395               17,698
 2/28/2005         16,012          15,332               17,639
 3/31/2005         15,905          15,229               17,527
 4/30/2005         16,193          15,505               17,804
 5/31/2005         16,327          15,633               17,930
 6/30/2005         16,396          15,699               18,041
 7/31/2005         16,289          15,597               17,959
 8/31/2005         16,465          15,765               18,141
 9/30/2005         16,323          15,631               18,019


Average Annual Total Returns -- September 30, 2005


                                            1 YEAR/5/ 5 YEARS/5/ 10 YEARS/5/
CLASS A (Inception 3/23/84)
Net Asset Value/1/                            3.90%     5.32%       5.02%
With Maximum Sales Charge/2/                 -0.54      4.41        4.57

CLASS B (Inception 9/13/93)
Net Asset Value/1/                            3.13      4.62        4.33
With CDSC/4/                                 -1.87      4.28        4.33
----------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                      1 YEAR    5 YEARS    10 YEARS
Lehman Municipal Bond Index/3/                4.05%     6.34%       6.06%
Morningstar Muni Massachusetts Fund Avg./6/   2.84      5.42        5.05

Yields as of September 30, 2005


                            CLASS A CLASS B
SEC 30-day Yield/7/          2.97%   2.34%
Taxable Equivalent Yield/8/  4.81    3.79

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/05    9/30/05
------------------------------------------
Aaa                   35.2       36.2
------------------------------------------
Aa                    28.9       27.1
------------------------------------------
A                     19.6       18.8
------------------------------------------
Baa                    9.6       11.8
------------------------------------------
Not rated*             3.7        3.9
------------------------------------------
Short-term & other     3.0        2.2
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                              % of Net Assets as of
EFFECTIVE MATURITY            3/31/05     9/30/05
----------------------------------------------------
1 year or less                 2.4         1.5
----------------------------------------------------
1-5 years                      7.8        21.3
----------------------------------------------------
5-10 years                    77.4        64.4
----------------------------------------------------
10+ years                     12.4        12.8
----------------------------------------------------
Average Effective Maturity     7.9 years   7.3 years
----------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.25%.
/3/Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/5/Fund performance has been increased by expense waivers, without which performance would have been lower.
/6/Morningstar Muni Massachusetts Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/8/Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in municipal securities that pay interest exempt from federal income tax other than the alternative minimum tax

--------------------------------------------------------------------------------
Fund Inception:
May 9, 1977

--------------------------------------------------------------------------------
Managers:
Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFTX
Class B         NETBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Some income may be subject to federal and state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum
Tax (AMT). Lower-rated bonds offer higher risks.

Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Municipal Income Fund provided a total return of 3.91% based on the net asset value of Class A shares and $0.28 in dividends reinvested during the fiscal year ended September 30, 2005. This was slightly below the 4.05% return on the Lehman Municipal Bond Index and better than Morningstar's Muni National Long category, which averaged 3.56% during the period. The fund's 30-day SEC yield at the end of September 2005 was 3.22%, equivalent to 4.95% adjusted for the maximum federal income tax rate of 35.00%.

MARKET FAVORED LONG-TERM AND INSURED BONDS
Despite the Federal Reserve Board's policy of raising interest rates, bond yields in general are still low, by historic standards. As a result, many investors were willing to reach for higher yields from bonds with longer maturities. These included high-yielding, corporate-backed industrial development bonds (IDBs) issued for hospitals, healthcare facilities, or for-profit companies. As short-term interest rates gradually rose in response to Fed tightening, long-term rates trended irregularly downward during the fiscal year, causing the yield curve to flatten, as the difference in long-versus short-term rates narrowed. Although interest rates were volatile during the period, in general the fund's longer maturity structure was a positive for the fund.

Many risk-averse individual investors, however, preferred to sacrifice some yield for relative safety. This intensified demand from individual investors for municipal bonds that are insured against default. Because it owns relatively few such issues, this trend was of little benefit to the fund.

CORPORATE-BACKED MUNICIPALS IN DIVERSE AREAS DID WELL
The fund's New York holdings performed particularly well, reflecting strong demand, as did the fund's Mississippi holdings, in spite of the devastation to that area caused by Hurricane Katrina. In general, the best-performing bonds in the fund were those with longer maturities, including IDBs issued for Dallas Fort Worth International Airport - insured bonds maturing in 2033. The fund also benefited from two issues that rose in value in response to positive credit trends. These were IDBs issued for the Highlands County Health
Facilities in Florida, maturing in 2035, and Solid Waste Disposal & Control bonds issued by Lowndes County, Mississippi, for Weyerhaeuser, maturing in 2022.

MARKET CHARACTERISTICS IMPEDED NEWER ISSUES
Bonds that contributed least to the fund's performance were issued within the past three months. Demand for longer-term issues with higher yields has been high, and this was reflected in relatively high prices for some attractive new issues. However, these same issues weakened when inflation fears clouded the market outlook. Specific fund holdings that were affected included education IDBs issued in South Carolina and a Massachusetts bond issued for the Lahey Clinic Medical Center. Long-term, we believe these holdings will benefit the fund.

FUND EXTENDING MATURITIES
Previously, the fund had been focused on bonds maturing within the four- to ten-year maturity range, as a defensive measure. Shorter-term bonds tend to be less sensitive to changes in interest rates and the Fed has been raising rates steadily since June of 2004. Recently, however, bonds at the shorter end of the yield curve have tended to languish, as investors migrated to the longer end of the market. Consequently, we have been gradually extending the fund's duration in an effort to lock in income. Although this increases the fund's income, it will become more sensitive to price changes in the market, and we expect the Fed to continue to raise interest rates, at least for the balance of 2005. We look for rates to move in fits and starts. However, overall trends in the municipal bond market remain fairly stable relative to the broader, taxable market, so we will continue to seek out opportunities to add to the fund's income.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares


                                    [CHART]

                  September 30, 1995 through September 30, 2005

                   Net Asset     Maximum Sales      Lehman Municipal
                   Value /1/       Charge /2/        Bond Index /3/
                   ---------       ----------       ----------------
 9/30/1995          $10,000          $ 9,550             $10,000
10/31/1995           10,140            9,684              10,145
11/30/1995           10,308            9,844              10,314
12/31/1995           10,388            9,920              10,413
 1/31/1996           10,470            9,999              10,492
 2/29/1996           10,407            9,939              10,421
 3/31/1996           10,288            9,825              10,288
 4/30/1996           10,266            9,804              10,258
 5/31/1996           10,257            9,796              10,255
 6/30/1996           10,374            9,908              10,366
 7/31/1996           10,450            9,980              10,460
 8/31/1996           10,442            9,972              10,458
 9/30/1996           10,617           10,139              10,604
10/31/1996           10,737           10,254              10,724
11/30/1996           10,900           10,410              10,920
12/31/1996           10,868           10,379              10,874
 1/31/1997           10,879           10,389              10,895
 2/28/1997           10,975           10,481              10,995
 3/31/1997           10,836           10,348              10,848
 4/30/1997           10,915           10,424              10,939
 5/31/1997           11,038           10,542              11,104
 6/30/1997           11,192           10,688              11,222
 7/31/1997           11,494           10,977              11,533
 8/31/1997           11,425           10,911              11,425
 9/30/1997           11,521           11,003              11,560
10/31/1997           11,602           11,080              11,634
11/30/1997           11,638           11,114              11,703
12/31/1997           11,798           11,267              11,874
 1/31/1998           11,945           11,407              11,996
 2/28/1998           11,980           11,441              12,000
 3/31/1998           11,998           11,458              12,010
 4/30/1998           11,942           11,405              11,956
 5/31/1998           12,071           11,528              12,145
 6/30/1998           12,122           11,576              12,193
 7/31/1998           12,142           11,596              12,224
 8/31/1998           12,304           11,750              12,413
 9/30/1998           12,403           11,845              12,567
10/31/1998           12,361           11,805              12,567
11/30/1998           12,413           11,855              12,611
12/31/1998           12,428           11,869              12,643
 1/31/1999           12,550           11,985              12,793
 2/28/1999           12,523           11,960              12,738
 3/31/1999           12,528           11,965              12,755
 4/30/1999           12,566           12,001              12,787
 5/31/1999           12,522           11,959              12,713
 6/30/1999           12,379           11,822              12,530
 7/31/1999           12,416           11,858              12,575
 8/31/1999           12,290           11,737              12,475
 9/30/1999           12,295           11,741              12,480
10/31/1999           12,116           11,571              12,345
11/30/1999           12,230           11,680              12,476
12/31/1999           12,085           11,541              12,383
 1/31/2000           12,021           11,480              12,329
 2/29/2000           12,154           11,607              12,472
 3/31/2000           12,341           11,786              12,745
 4/30/2000           12,273           11,721              12,670
 5/31/2000           12,239           11,688              12,604
 6/30/2000           12,463           11,902              12,938
 7/31/2000           12,601           12,034              13,118
 8/31/2000           12,775           12,200              13,320
 9/30/2000           12,741           12,168              13,250
10/31/2000           12,845           12,267              13,395
11/30/2000           12,933           12,351              13,496
12/31/2000           13,146           12,554              13,830
 1/31/2001           13,238           12,642              13,967
 2/28/2001           13,259           12,663              14,011
 3/31/2001           13,368           12,766              14,137
 4/30/2001           13,225           12,630              13,984
 5/31/2001           13,351           12,750              14,134
 6/30/2001           13,457           12,852              14,229
 7/31/2001           13,693           13,077              14,440
 8/31/2001           13,911           13,285              14,677
 9/30/2001           13,671           13,056              14,628
10/31/2001           13,856           13,232              14,802
11/30/2001           13,706           13,089              14,678
12/31/2001           13,539           12,930              14,539
 1/31/2002           13,761           13,142              14,791
 2/28/2002           13,947           13,319              14,969
 3/31/2002           13,718           13,101              14,676
 4/30/2002           13,943           13,316              14,963
 5/31/2002           14,014           13,384              15,054
 6/30/2002           14,145           13,508              15,213
 7/31/2002           14,235           13,595              15,408
 8/31/2002           14,346           13,701              15,594
 9/30/2002           14,576           13,920              15,935
10/31/2002           14,205           13,566              15,671
11/30/2002           14,183           13,544              15,606
12/31/2002           14,529           13,875              15,935
 1/31/2003           14,347           13,702              15,895
 2/28/2003           14,558           13,903              16,117
 3/31/2003           14,551           13,896              16,127
 4/30/2003           14,680           14,020              16,233
 5/31/2003           15,046           14,369              16,613
 6/30/2003           15,014           14,339              16,543
 7/31/2003           14,363           13,716              15,964
 8/31/2003           14,513           13,860              16,083
 9/30/2003           14,947           14,275              16,556
10/31/2003           14,877           14,208              16,472
11/30/2003           15,069           14,391              16,644
12/31/2003           15,202           14,518              16,782
 1/31/2004           15,294           14,606              16,878
 2/29/2004           15,531           14,833              17,132
 3/31/2004           15,521           14,822              17,072
 4/30/2004           15,139           14,458              16,668
 5/31/2004           15,105           14,426              16,608
 6/30/2004           15,115           14,434              16,668
 7/31/2004           15,309           14,621              16,887
 8/31/2004           15,587           14,885              17,226
 9/30/2004           15,677           14,972              17,317
10/31/2004           15,809           15,097              17,466
11/30/2004           15,668           14,963              17,322
12/31/2004           15,864           15,150              17,534
 1/31/2005           16,037           15,315              17,698
 2/28/2005           15,958           15,240              17,639
 3/31/2005           15,856           15,143              17,527
 4/30/2005           16,141           15,415              17,804
 5/31/2005           16,261           15,529              17,930
 6/30/2005           16,355           15,619              18,041
 7/31/2005           16,254           15,522              17,959
 8/31/2005           16,455           15,715              18,141
 9/30/2005           16,287           15,553              18,019


Average Annual Total Returns -- September 30, 2005


                                            1 YEAR 5 YEARS 10 YEARS
CLASS A (Inception 5/9/77)
Net Asset Value/1/                           3.91%  5.04%    5.00%
With Maximum Sales Charge/2/                -0.74   4.09     4.52

CLASS B (Inception 9/13/93)
Net Asset Value/1/                           3.14   4.28     4.23
With CDSC/4/                                -1.86   3.94     4.23
-------------------------------------------------------------------

COMPARATIVE PERFORMANCE                     1 YEAR 5 YEARS 10 YEARS
Lehman Municipal Bond Index/3/               4.05%  6.34%    6.06%
Morningstar Muni National Long Fund Avg./5/  3.56   5.52     5.17

Yields as of September 30, 2005


                            CLASS A CLASS B
SEC 30-day Yield/6/          3.22%   2.62%
Taxable Equivalent Yield/7/  4.95    4.02

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes performance from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/05    9/30/05
------------------------------------------
Aaa                   37.8       35.8
------------------------------------------
Aa                    11.3       12.8
------------------------------------------
A                     20.4       24.3
------------------------------------------
Baa                   15.4       14.6
------------------------------------------
Not rated*            12.2       10.7
------------------------------------------
Short-term & other     2.9        1.8
------------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                              % of Net Assets as of
EFFECTIVE MATURITY            3/31/05     9/30/05
----------------------------------------------------
1 year or less                 6.7         4.7
----------------------------------------------------
1-5 years                      9.4         6.8
----------------------------------------------------
5-10 years                    76.3        76.6
----------------------------------------------------
10+ years                      7.6        11.9
----------------------------------------------------
Average Effective Maturity     7.7 years   8.6 years
----------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/5/Morningstar Muni National Long Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/7/Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE



Objective:
Seeks high current income, with a secondary objective of capital growth

--------------------------------------------------------------------------------
Strategy:
Invests primarily in income-producing securities in the U.S. and around the world

--------------------------------------------------------------------------------
Fund Inception:
May 1, 1995

--------------------------------------------------------------------------------
Managers:
Daniel J. Fuss
Kathleen C. Gaffney
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFZX
Class B         NEZBX
Class C         NECZX
Class Y         NEZYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Foreign and emerging market securities have special risks, such as currency fluctuations, differing political and economic conditions, and different accounting standards. The fund may also invest in lower-rated bonds that may offer higher yields in return for more risk.

Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Strategic Income Fund's Class A shares provided a total return of 10.20% at net asset value for the fiscal year ended September 30, 2005, with $0.76 in reinvested dividends. This was significantly ahead of the fund's benchmark, the Lehman Aggregate Bond Index, which returned 2.80% for the period. Bear in mind, however, that the fund has greater investment flexibility than the index. The fund's results were also above the average of Morningstar's Multisector Bond category, which returned 6.06% for the period. The fund's 30-day SEC yield at the end of September was 3.60%.

ALL MAJOR SECTORS IN POSITIVE TERRITORY
Improving business conditions and stronger credit outlooks attracted investors to lower-quality bonds in search of higher yields, and these accounted for a major share of the fund's portfolio. Meanwhile, currency gains against the U.S. dollar bolstered returns on international issues during the latter part of the fiscal year. Even the weakest market sectors during the period - U.S. government issues and higher-quality, lower yielding U.S. corporate bonds - recorded modest gains. The portfolio's country allocations also added to results. Careful security selection underpinned strong returns among the fund's U.S. holdings, which make up the bulk of the portfolio. Canada, rich in oil, and the fund's second-largest country commitment during the past year, was another significant contributor. Improving business conditions also aided results in Mexico and other developing economies where a stronger currency was also a factor. South Africa, Norway, and Sweden all made small contributions.

Healthier finances keyed good results in technology, one of the strongest market sectors. The automotive sector detracted minimally from returns, despite ratings downgrades of Ford and General Motors. Contributions from financial areas - banking and brokerage - were marginally positive.

STRONG CURRENCIES, BETTER CREDITS, BOOSTED OVERSEAS RESULTS
Creditworthiness has been improving in several countries. As a result, sovereigns - bonds issued by foreign governments - led the portfolio's sector allocations, followed by bonds of local authorities. Among individual holdings, Mexican bonos (bonds issued by the United Mexican States) were the period's leading performers thanks to the peso's rise. Bonds of the Inter-American Development Bank were another leading contributor. The value of these bonds is linked to strength in Brazil's real. Demand for oil outstripped supply and pushed prices higher on world markets, benefiting the Canadian dollar and providing impetus for Canada's government issues.

CREDIT CONCERNS UNDERCUT SOME ISSUES
Heavy debt and a deteriorating cash position drove down bonds issued by San Francisco-based Calpine, a leading independent energy producer. Auto-parts giant, Delphi Corporation, sought Chapter 11 protection shortly after the end of the fiscal period; the company is working on a turnaround, but its bonds fell in price sharply. Concerns over its weakening credit position weighed on bonds issued by London's venerable Barclays Bank, another fund holding.

FUND IS CAUTIOUSLY POSITIONED AS INTEREST RATES RISE
We have been adjusting the portfolio in an effort to temper the effects of rising interest rates by reducing its average maturity. We also cut back the portfolio's duration, limiting its sensitivity to changes in rates. Our reasoning is that the Federal Reserve Board's steps to quell inflation by raising short-term interest rates may also sap some of the economy's strength. High energy prices and the impact of the Gulf hurricanes are also likely to dampen economic expectations for a time. But the massive recovery efforts that are already taking shape may boost the economy before long, and energy prices had begun to fall as the period ended. Credit spreads - the yield advantage of corporate bonds over Treasury issues of comparable maturity - have continued to narrow as prices pushed higher. Looking ahead, we believe credit conditions should remain favorable for corporate issues and are looking carefully at BB- and B-rated issues, where risk-adjusted yields remain favorable compared to CCC-rated bonds. We are also maintaining our level of commitment to selected emerging markets where economic growth continues.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/7/


                                    [CHART]

                Septenber 30, 1995 through September 30, 2005

                                                                Lehman
             Net Asset   Maximum Sales   Lehman Aggregate   Universal Bond
             Value /1/     Charge /2/     Bond Index /3/       Index /4/
             ---------   -------------   ----------------   ---------------
 9/30/1995    $10,000       $ 9,550          $10,000            $10,000
10/31/1995      9,946         9,498           10,130             10,123
11/30/1995     10,227         9,767           10,282             10,277
12/31/1995     10,603        10,126           10,426             10,431
 1/31/1996     10,856        10,368           10,495             10,522
 2/29/1996     10,561        10,086           10,313             10,341
 3/31/1996     10,636        10,157           10,241             10,276
 4/30/1996     10,620        10,142           10,184             10,234
 5/31/1996     10,789        10,303           10,163             10,220
 6/30/1996     10,933        10,441           10,299             10,357
 7/31/1996     10,912        10,421           10,328             10,386
 8/31/1996     11,112        10,612           10,310             10,383
 9/30/1996     11,501        10,984           10,490             10,573
10/31/1996     11,830        11,298           10,722             10,793
11/30/1996     12,310        11,756           10,906             10,984
12/31/1996     12,139        11,593           10,805             10,896
 1/31/1997     12,175        11,627           10,838             10,943
 2/28/1997     12,367        11,810           10,865             10,981
 3/31/1997     12,232        11,682           10,744             10,853
 4/30/1997     12,310        11,756           10,905             11,017
 5/31/1997     12,575        12,009           11,008             11,134
 6/30/1997     12,861        12,282           11,139             11,270
 7/31/1997     13,439        12,834           11,439             11,578
 8/31/1997     13,093        12,503           11,342             11,482
 9/30/1997     13,555        12,945           11,509             11,659
10/31/1997     13,270        12,673           11,676             11,770
11/30/1997     13,342        12,741           11,730             11,835
12/31/1997     13,274        12,676           11,848             11,961
 1/31/1998     13,490        12,883           12,000             12,111
 2/28/1998     13,737        13,119           11,991             12,120
 3/31/1998     14,031        13,399           12,032             12,176
 4/30/1998     14,035        13,403           12,095             12,238
 5/31/1998     13,806        13,185           12,210             12,326
 6/30/1998     13,587        12,975           12,313             12,407
 7/31/1998     13,417        12,813           12,339             12,437
 8/31/1998     11,769        11,240           12,540             12,436
 9/30/1998     12,151        11,604           12,834             12,731
10/31/1998     12,282        11,729           12,766             12,679
11/30/1998     13,106        12,516           12,838             12,805
12/31/1998     13,046        12,459           12,877             12,834
 1/31/1999     13,271        12,674           12,969             12,920
 2/28/1999     13,082        12,493           12,742             12,715
 3/31/1999     13,772        13,153           12,813             12,812
 4/30/1999     14,655        13,996           12,854             12,888
 5/31/1999     14,201        13,562           12,741             12,758
 6/30/1999     14,242        13,601           12,701             12,735
 7/31/1999     13,961        13,333           12,646             12,683
 8/31/1999     13,787        13,167           12,640             12,669
 9/30/1999     13,875        13,251           12,787             12,806
10/31/1999     13,992        13,362           12,834             12,860
11/30/1999     14,245        13,604           12,833             12,881
12/31/1999     14,632        13,974           12,771             12,856
 1/31/2000     14,496        13,844           12,729             12,813
 2/29/2000     15,068        14,389           12,883             12,976
 3/31/2000     15,220        14,535           13,053             13,127
 4/30/2000     14,784        14,119           13,016             13,086
 5/31/2000     14,307        13,663           13,010             13,062
 6/30/2000     14,852        14,184           13,280             13,343
 7/31/2000     14,983        14,308           13,401             13,472
 8/31/2000     15,312        14,623           13,595             13,669
 9/30/2000     14,908        14,237           13,681             13,739
10/31/2000     14,301        13,658           13,771             13,793
11/30/2000     14,227        13,587           13,996             13,979
12/31/2000     14,732        14,069           14,256             14,247
 1/31/2001     15,200        14,516           14,489             14,526
 2/28/2001     15,178        14,495           14,615             14,648
 3/31/2001     14,604        13,947           14,689             14,697
 4/30/2001     14,366        13,719           14,628             14,632
 5/31/2001     14,686        14,025           14,716             14,737
 6/30/2001     14,647        13,987           14,771             14,779
 7/31/2001     14,657        13,997           15,102             15,069
 8/31/2001     14,981        14,307           15,275             15,258
 9/30/2001     14,238        13,597           15,453             15,368
10/31/2001     14,574        13,918           15,776             15,677
11/30/2001     14,781        14,116           15,558             15,493
12/31/2001     14,713        14,051           15,460             15,400
 1/31/2002     14,880        14,211           15,585             15,530
 2/28/2002     15,059        14,381           15,736             15,675
 3/31/2002     15,232        14,547           15,474             15,448
 4/30/2002     15,601        14,899           15,774             15,743
 5/31/2002     15,931        15,215           15,908             15,861
 6/30/2002     15,678        14,973           16,046             15,919
 7/31/2002     15,307        14,618           16,239             16,054
 8/31/2002     15,735        15,027           16,514             16,350
 9/30/2002     15,523        14,824           16,781             16,584
10/31/2002     15,832        15,119           16,705             16,527
11/30/2002     16,424        15,685           16,700             16,572
12/31/2002     16,992        16,227           17,045             16,915
 1/31/2003     17,470        16,683           17,060             16,961
 2/28/2003     17,941        17,134           17,296             17,202
 3/31/2003     18,115        17,300           17,282             17,219
 4/30/2003     19,155        18,293           17,425             17,422
 5/31/2003     20,113        19,208           17,750             17,755
 6/30/2003     20,366        19,450           17,715             17,751
 7/31/2003     19,812        18,921           17,119             17,180
 8/31/2003     20,040        19,138           17,233             17,303
 9/30/2003     21,020        20,074           17,689             17,764
10/31/2003     21,495        20,528           17,524             17,637
11/30/2003     22,093        21,099           17,566             17,698
12/31/2003     22,912        21,881           17,745             17,900
 1/31/2004     23,320        22,271           17,887             18,054
 2/29/2004     23,304        22,255           18,081             18,232
 3/31/2004     23,609        22,547           18,216             18,378
 4/30/2004     22,629        21,611           17,742             17,908
 5/31/2004     22,251        21,250           17,671             17,816
 6/30/2004     22,674        21,654           17,771             17,930
 7/31/2004     22,894        21,864           17,947             18,120
 8/31/2004     23,599        22,537           18,290             18,479
 9/30/2004     24,218        23,128           18,339             18,551
10/31/2004     24,792        23,676           18,493             18,721
11/30/2004     25,387        24,244           18,346             18,605
12/31/2004     25,876        24,712           18,514             18,789
 1/31/2005     25,688        24,532           18,631             18,897
 2/28/2005     26,024        24,853           18,521             18,820
 3/31/2005     25,597        24,445           18,426             18,682
 4/30/2005     25,395        24,252           18,675             18,910
 5/31/2005     25,649        24,495           18,877             19,131
 6/30/2005     26,131        24,955           18,980             19,261
 7/31/2005     26,359        25,172           18,807             19,122
 8/31/2005     26,664        25,464           19,048             19,357
 9/30/2005     26,671        25,471           18,852             19,176


Average Annual Total Returns -- September 30, 2005


                                                                           SINCE
                                          1 YEAR 5 YEARS/7/ 10 YEARS/7/ INCEPTION/7/
CLASS A (Inception 5/1/95)
Net Asset Value/1/                        10.20%   12.34%     10.31%          --
With Maximum Sales Charge/2/               5.24    11.31       9.80           --

CLASS B (Inception 5/1/95)
Net Asset Value/1/                         9.46    11.50       9.48           --
With CDSC/5/                               4.46    11.24       9.48           --

CLASS C (Inception 5/1/95)
Net Asset Value/1/                         9.45    11.52       9.49           --
With CDSC/5/                               8.45    11.52       9.49           --

CLASS Y (Inception 12/1/99)
Net Asset Value/1/                        10.51    12.70         --        11.71%
------------------------------------------------------------------------------------

                                                                           SINCE
                                                                          CLASS Y
COMPARATIVE PERFORMANCE                   1 YEAR  5 YEARS    10 YEARS   INCEPTION/8/
Lehman Aggregate Bond Index/3/             2.80%    6.62%      6.55%        7.01%
Lehman U.S. Universal Bond Index/4/        3.37     6.90       6.73         7.20
Morningstar Multisector Bond Fund Avg./6/  6.06     7.49       6.72         6.58

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                     % of Net Assets as of
CREDIT QUALITY       3/31/05    9/30/05
------------------------------------------
Aaa                   36.4       35.1
------------------------------------------
Aa                    12.1        9.9
------------------------------------------
A                      0.6        0.5
------------------------------------------
Baa                    3.0        4.0
------------------------------------------
Ba                     8.9        8.7
------------------------------------------
B                     15.1       10.2
------------------------------------------
Caa                    7.9        7.2
------------------------------------------
Ca                     0.9        0.8
------------------------------------------
C                       --        0.2
------------------------------------------
Not rated*            11.3       14.6
------------------------------------------
Short-term & other     3.8        8.8
------------------------------------------

  Credit quality is based on ratings from Moody's Investor Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/05     9/30/05
--------------------------------------------------
1 year or less               4.1        10.5
--------------------------------------------------
1-5 years                   50.2        48.8
--------------------------------------------------
5-10 years                  21.9        17.7
--------------------------------------------------
10+ years                   23.8        23.0
--------------------------------------------------
Average Effective Maturity   8.4 years   8.1 years
--------------------------------------------------

  Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes the maximum sales charge of 4.50%.
/3/Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/Lehman U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Indexes, among other indexes.
/5/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Multisector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers, without which performance would have been lower.
/8/The since-inception comparative performance figures shown for Class Y are calculated from 12/31/99.

                            ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                      UNDERSTANDING YOUR FUNDS' EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2005 through September 30, 2005. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.


                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES CORE PLUS BOND FUND                4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,017.90                  $5.56
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.60                  $5.57
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,013.60                  $9.34
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.80                  $9.35
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,013.60                  $9.34
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.80                  $9.35
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,019.00                  $4.30
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.80                  $4.31

*Expenses are equal to the fund's annualized expense ratio (after advisory fee waiver): 1.10%, 1.85%, 1.85% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to relect the half-year period).

                      UNDERSTANDING YOUR FUNDS' EXPENSES

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES HIGH INCOME FUND                   4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,048.30                   $8.22
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,017.00                   $8.09
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,044.40                  $12.04
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,013.30                  $11.86
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,044.40                  $12.04
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,013.30                  $11.86

*Expenses are equal to the fund's annualized expense ratio (after advisory fee waiver): 1.60%, 2.35% and 2.35% for Class A, B and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to relect the half-year period).

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 AGENCY FUND                                      4/1/05                9/30/05              4/1/05 - 9/30/05
-------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,012.10                   $6.25
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,018.90                   $6.28
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,008.30                  $10.02
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,015.10                  $10.05
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,008.30                  $10.02
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,015.10                  $10.05
-------------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,013.70                   $4.34
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,020.80                   $4.36

*Expenses are equal to the fund's annualized expense ratio: 1.24%, 1.99%, 1.99% and 0.86% for Class A, B, C and Y (after transfer agent fee waiver), respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to relect the half-year period).

                      UNDERSTANDING YOUR FUNDS' EXPENSES

LOOMIS SAYLES MASSACHUSETTS TAX FREE     BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 INCOME FUND                                     4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,025.70                  $5.99
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.20                  $5.97
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,021.20                  $9.78
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.40                  $9.75

*Expenses are equal to the fund's annualized expense ratio (after advisory fee waiver): 1.18% and 1.93% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to relect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES MUNICIPAL INCOME FUND              4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,027.30                  $5.18
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.00                  $5.17
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,023.50                  $8.98
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.20                  $8.95

*Expenses are equal to the fund's annualized expense ratio: 1.02% and 1.77% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to relect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES STRATEGIC INCOME FUND              4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,042.60                   $6.35
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.90                   $6.28
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,039.40                  $10.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.10                  $10.05
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,039.40                  $10.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.10                  $10.05
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,044.90                   $4.77
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.40                   $4.71

*Expenses are equal to the fund's annualized expense ratio: 1.24%, 1.99%, 1.99% and 0.93% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to relect the half-year period).

              BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS


The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement(s) (including advisory administration agreements) (the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment advisers believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks,
(ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' advisers (the "Advisers"), and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (i) the Advisers' financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of each Adviser's investment and/or administrative staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds' shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with an Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers and their affiliates.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in May, 2005. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates. The Trustees considered not only the advisory services provided by Loomis Sayles to the Funds, but also the monitoring and oversight services provided by IXIS Advisors with respect to the Funds for which IXIS Advisors provides advisory oversight services. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis. After reviewing the information with respect to each Fund, the Board concluded that the Fund's performance supported the renewal of the Agreements relating to that Fund. The Trustees also considered each Adviser's performance and reputation generally, these Funds' performance as a fund family generally, and the historical responsiveness of the Advisers and their affiliates to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds.

This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered management's recommendations regarding reductions of expense caps, which impacted three of the Funds and resulted in substantial estimated annual savings to the Funds. The Trustees noted that the Loomis Sayles Strategic Income Fund, the Loomis Sayles High Income Fund and the Loomis Sayles Massachusetts Tax Free Income Fund had total expense ratios and advisory fee rates that were at or above the median of a peer group of Funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the Funds, the services provided to the Funds and management's view as to why it was appropriate that some funds bear advisory fees greater than their peer group median.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers and their affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds. For the Loomis Sayles Strategic Income Fund, after discussing these issues with the Trustees, Fund management proposed an additional breakpoint for that Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fee or other means, such as expense waivers. The Trustees noted that the Funds benefited from breakpoints and/or expense caps. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance related resources the Advisers and their affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering transfer agency and administrative services.

.. so-called "fallout benefits" to the Advisers and their affiliates, such as the engagement of affiliates of the Advisers to provide distribution, brokerage and transfer agency services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also considered the fact that Loomis Sayles' parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2006.

         LOOMIS SAYLES CORE PLUS BOND FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

  Principal
  Amount +    Description                                                         Value (a)
----------------------------------------------------------------------------------------------
Bonds and Notes -- 98.0% of Total Net Assets
              Aerospace & Defense -- 0.6%
$   1,400,000 Northrop Grumman Corp.
              7.125%, 2/15/2011                                                $     1,547,196
                                                                               ---------------
              Asset Backed Securities -- 8.1%
    2,000,000 American Express Credit Account Master Trust, Series 2003-4,
              Class A
              1.690%, 1/15/2009                                                      1,962,438
      690,000 AmeriCredit Automobile Receivables Trust, Series 2003-D-M,
              Class A-4
              2.840%, 8/06/2010                                                        677,566
    2,595,000 AmeriCredit Automobile Receivables Trust, Series 2005-CF,
              Class A3
              4.470%, 5/06/2010                                                      2,592,622
    3,755,000 BMW Vehicle Owner Trust, Series 2004-A, Class A4
              3.320%, 2/25/2009                                                      3,686,032
    1,275,000 Citibank Credit Card Issuance Trust, Series 2003-A2, Class A2
              2.700%, 1/15/2008                                                      1,269,585
    3,430,000 Countrywide Asset-Backed Certificates, Series 2003-5, Class AF4
              4.905%, 8/25/2032                                                      3,425,032
      790,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A2
              3.872%, 3/25/2020                                                        777,180
    1,095,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3
              4.615%, 2/25/2035                                                      1,072,598
    1,730,000 Ford Credit Auto Owner Trust, Series 2004-A, Class A4
              3.540%, 11/15/2008                                                     1,699,695
    1,850,000 Residential Asset Securities Corp., Series 2003-KS10, Class A14
              4.470%, 3/25/2032                                                      1,842,579
    1,000,000 WFS Financial Owner Trust, Series 2004-4, Class A3
              2.980%, 9/17/2009                                                        984,125
      515,000 WFS Financial Owner Trust, Series 2004-4, Class A4
              3.440%, 5/17/2012                                                        502,762
                                                                               ---------------
                                                                                    20,492,214
                                                                               ---------------
              Automotive -- 2.3%
    1,510,000 Ford Motor Credit Co., Global Note
              5.625%, 10/01/2008                                                     1,426,894
    1,565,000 General Motors Acceptance Corp.
              8.000%, 11/01/2031                                                     1,366,509
    2,880,000 Navistar International Corp., Senior Subordinated Note
              9.375%, 6/01/2006                                                      2,937,600
                                                                               ---------------
                                                                                     5,731,003
                                                                               ---------------
              Banking -- 1.4%
    1,400,000 Chevy Chase Bank FSB, Subordinated Note
              6.875%, 12/01/2013                                                     1,438,500
      715,000 JPMorgan Chase & Co., Global Subordinated Note
              5.750%, 1/02/2013                                                        743,534
    1,200,000 State Street Institutional Capital A, Series A, Guaranteed Note,
              144A
              7.940%, 12/30/2026                                                     1,284,085
                                                                               ---------------
                                                                                     3,466,119
                                                                               ---------------
              Beverage -- 1.5%
    3,125,000 Cia Brasileira de Bebidas, Guaranteed Note
              8.750%, 9/15/2013                                                      3,710,937
                                                                               ---------------
              Brokerage -- 1.1%
      675,000 Goldman Sachs Group, Inc., Senior Note
              6.600%, 1/15/2012                                                        731,740
    1,995,000 Lehman Brothers Holdings, Inc.
              7.000%, 2/01/2008                                                      2,094,325
                                                                               ---------------
                                                                                     2,826,065
                                                                               ---------------

  Principal
  Amount +    Description                                             Value (a)
----------------------------------------------------------------------------------
              Chemicals -- 1.5%
$   1,470,000 ICI Wilmington, Inc., Guaranteed Note
              5.625%, 12/01/2013                                   $     1,483,749
    1,615,000 Lubrizol Corp.
              6.500%, 10/01/2034                                         1,693,271
      600,000 Methanex Corp., Senior Note
              6.000%, 8/15/2015                                            585,669
                                                                   ---------------
                                                                         3,762,689
                                                                   ---------------
              Construction Machinery -- 0.7%
    1,600,000 Case New Holland, Inc., Senior Note
              9.250%, 8/01/2011                                          1,692,000
                                                                   ---------------
              Consumer Products -- 0.9%
      865,000 Church & Dwight Co., Inc.
              6.000%, 12/15/2012                                           843,375
    1,375,000 Jostens IH Corp., Senior Subordinated Note
              7.625%, 10/01/2012                                         1,388,750
                                                                   ---------------
                                                                         2,232,125
                                                                   ---------------
              Electric -- 2.6%
    1,455,000 Duke Energy Corp., Senior Note
              4.200%, 10/01/2008                                         1,432,580
    2,030,000 Empresa Nacional de Electricidad SA, Chile
              8.350%, 8/01/2013                                          2,310,777
    1,325,000 Enersis SA, Chile
              7.375%, 1/15/2014                                          1,400,041
    1,325,000 Ipalco Enterprises, Inc., Senior Secured Note
              7.375%, 11/14/2008                                         1,404,500
                                                                   ---------------
                                                                         6,547,898
                                                                   ---------------
              Food and Beverage -- 0.8%
      225,000 Kraft Foods, Inc.
              5.250%, 10/01/2013                                           227,485
    1,675,000 Kraft Foods, Inc.
              5.625%, 11/01/2011                                         1,730,640
                                                                   ---------------
                                                                         1,958,125
                                                                   ---------------
              Foreign Local Governments -- 2.9%
    3,000,000 Pemex Finance, Ltd., Series 1998, Class 18NT
              9.150%, 11/15/2018                                         3,765,510
    3,265,000 Pemex Project Funding Master Trust
              7.875%, 2/01/2009                                          3,534,362
                                                                   ---------------
                                                                         7,299,872
                                                                   ---------------
              Gaming -- 0.5%
      450,000 Harrah's Operating Co., Inc., Guaranteed Senior Note
              7.500%, 1/15/2009                                            482,915
      770,000 Harrah's Operating Co., Inc., Senior Note
              7.125%, 6/01/2007                                            797,477
                                                                   ---------------
                                                                         1,280,392
                                                                   ---------------
              Government Agencies -- 8.2%
   10,400,000 FHLMC
              2.875%, 12/15/2006                                        10,215,494
    2,750,000 FHLMC
              3.220%, 6/20/2007 (SGD)                                    1,646,700
  140,000,000 FNMA
              1.750%, 3/26/2008 (JPY)                                    1,275,395
    6,600,000 FNMA
              2.290%, 2/19/2009 (SGD)                                    3,866,284
    3,710,000 FNMA
              5.250%, 1/15/2009(c)                                       3,795,668
                                                                   ---------------
                                                                        20,799,541
                                                                   ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                                    Value (a)
-----------------------------------------------------------------------------------------
              Healthcare -- 1.5%
$   1,510,000 Aetna, Inc., Senior Note
              7.875%, 3/01/2011                                           $     1,720,983
      765,000 AmerisourceBergen Corp., Senior Note, 144A
              5.875%, 9/15/2015                                                   755,437
    1,315,000 WellPoint, Inc.
              3.750%, 12/14/2007                                                1,288,241
                                                                          ---------------
                                                                                3,764,661
                                                                          ---------------
              Home Construction -- 1.1%
    1,405,000 Desarrolladora Homex SA de CV, Guaranteed Senior Note, 144A
              7.500%, 9/28/2015                                                 1,405,000
    1,315,000 Pulte Homes, Inc., Senior Note
              4.875%, 7/15/2009                                                 1,301,040
                                                                          ---------------
                                                                                2,706,040
                                                                          ---------------
              Independent Energy -- 0.6%
      480,000 Chesapeake Energy Corp., Senior Note
              6.375%, 6/15/2015                                                   482,400
      990,000 Pioneer Natural Resources Co., Senior Note
              6.500%, 1/15/2008                                                 1,016,480
                                                                          ---------------
                                                                                1,498,880
                                                                          ---------------
              Industrial Other -- 1.1%
    2,865,000 Aramark Services, Inc., Guaranteed Note
              7.000%, 7/15/2006                                                 2,903,414
                                                                          ---------------
              Insurance -- 0.5%
    1,325,000 Axis Capital Holdings
              5.750%, 12/01/2014                                                1,314,852
                                                                          ---------------
              Media Cable -- 2.6%
    2,000,000 CSC Holdings, Inc., Senior Note
              7.625%, 7/15/2018                                                 1,870,000
      515,000 CSC Holdings, Inc., Senior Note
              7.875%, 2/15/2018                                                   491,825
    1,540,000 Rogers Cable, Inc.
              6.750%, 3/15/2015                                                 1,543,850
    2,920,000 Shaw Communications, Inc., Senior Note
              7.400%, 10/17/2007 (CAD)                                          2,652,911
                                                                          ---------------
                                                                                6,558,586
                                                                          ---------------
              Media Non-Cable -- 2.6%
    1,435,000 Clear Channel Communications, Inc., Global Note
              4.250%, 5/15/2009                                                 1,383,989
      620,000 Cox Communications, Inc.
              5.450%, 12/15/2014                                                  615,967
    2,265,000 Cox Communications, Inc.
              7.750%, 11/01/2010                                                2,506,377
      540,000 Reed Elsevier Capital, Inc.
              4.625%, 6/15/2012                                                   524,578
    1,290,000 Time Warner, Inc.
              7.700%, 5/01/2032                                                 1,527,262
                                                                          ---------------
                                                                                6,558,173
                                                                          ---------------
              Metals and Mining -- 0.9%
    2,300,000 International Steel Group, Inc.
              6.500%, 4/15/2014                                                 2,277,000
       70,000 Texas Industries, Inc., Senior Note, 144A
              7.250%, 7/15/2013                                                    72,800
                                                                          ---------------
                                                                                2,349,800
                                                                          ---------------

  Principal
  Amount +    Description                                                    Value (a)
-----------------------------------------------------------------------------------------
              Mortgage Backed Securities -- 3.0%
$   1,500,000 GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A
              4.751%, 7/10/2039                                           $     1,471,523
    1,710,000 LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3
              4.647%, 7/15/2030                                                 1,682,184
    2,400,000 Morgan Stanley Capital I, Series 2005-T19, Class A4A
              4.890%, 6/12/2047                                                 2,373,966
    2,195,000 Wachovia Bank Commercial Mortgage Trust, Series 2005-C20,
              Class A2
              4.519%, 7/15/2042                                                 2,158,277
                                                                          ---------------
                                                                                7,685,950
                                                                          ---------------
              Mortgage Related -- 26.4%
    2,624,414 FHLMC
              4.000%, 7/01/2019                                                 2,521,989
    7,626,937 FHLMC
              4.500%, with various maturities to 2034(d)                        7,403,123
    9,233,649 FHLMC
              5.000%, with various maturities to 2035(d)                        9,101,702
    2,220,550 FHLMC
              5.500%, with various maturities to 2018(d)                        2,253,606
      318,840 FHLMC
              6.000%, 6/01/2035                                                   324,438
    2,565,000 FHLMC (TBA)
              5.000%, 10/01/2035                                                2,509,693
    1,028,879 FNMA
              4.000%, 6/01/2019                                                   990,755
    4,462,185 FNMA
              4.500%, 9/01/2019                                                 4,372,651
    8,460,855 FNMA
              5.000%, with various maturities to 2035(d)                        8,316,830
   13,716,332 FNMA
              5.500%, with various maturities to 2035(d)                       13,744,280
    4,354,898 FNMA
              6.000%, with various maturities to 2034(d)                        4,444,005
    4,278,413 FNMA
              6.500%, with various maturities to 2034(d)                        4,405,619
      428,241 FNMA
              7.000%, with various maturities to 2030(d)                          448,257
      482,499 FNMA
              7.500%, with various maturities to 2032(d)                          510,753
    1,532,356 GNMA
              5.500%, 2/20/2034                                                 1,544,475
      589,900 GNMA
              6.000%, 1/15/2029                                                   605,041
    1,579,845 GNMA
              6.500%, with various maturities to 2032(d)                        1,644,865
      774,104 GNMA
              7.000%, with various maturities to 2029(d)                          816,142
      223,155 GNMA
              7.500%, with various maturities to 2030(d)                          237,601
       92,515 GNMA
              8.000%, 11/15/2029                                                   99,105
      271,142 GNMA
              8.500%, with various maturities to 2023(d)                          296,668
       27,544 GNMA
              9.000%, with various maturities to 2016(d)                           29,936
       69,673 GNMA
              11.500%, with various maturities to 2015(d)                          77,230
                                                                          ---------------
                                                                               66,698,764
                                                                          ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                           Value (a)
--------------------------------------------------------------------------------
              Non-Captive Diversified Financial -- 0.6%
$ 138,000,000 General Electric Capital Corp., (MTN)
              1.400%, 11/02/2006 (JPY)                           $     1,231,565
      500,000 General Electric Capital Corp., Series E, (MTN)
              1.725%, 6/27/2008 (SGD)                                    288,799
                                                                 ---------------
                                                                       1,520,364
                                                                 ---------------
              Paper -- 3.5%
    3,165,000 Abitibi-Consolidated Finance, LP
              7.875%, 8/01/2009                                        3,141,263
    1,495,000 Abitibi-Consolidated, Inc.
              8.550%, 8/01/2010                                        1,521,163
    1,200,000 Georgia-Pacific Corp.
              7.375%, 12/01/2025                                       1,248,000
      755,000 Georgia-Pacific Corp.
              7.750%, 11/15/2029                                         809,738
      480,000 Georgia-Pacific Corp.
              8.875%, 5/15/2031                                          567,682
    1,535,000 International Paper Co.
              4.000%, 4/01/2010                                        1,462,086
                                                                 ---------------
                                                                       8,749,932
                                                                 ---------------
              Pharmaceuticals -- 2.2%
    1,470,000 Caremark Rx, Inc., Senior Note
              7.375%, 10/01/2006                                       1,504,564
    1,250,000 Medco Health Solutions
              7.250%, 8/15/2013                                        1,377,613
    2,750,000 Valeant Pharmaceuticals International, Senior Note
              7.000%, 12/15/2011                                       2,708,750
                                                                 ---------------
                                                                       5,590,927
                                                                 ---------------
              Pipelines -- 1.1%
    2,464,000 Kinder Morgan Energy Partners, LP
              7.125%, 3/15/2012                                        2,725,324
                                                                 ---------------
              Railroads -- 0.5%
    1,155,000 CSX Corp.
              4.875%, 11/01/2009                                       1,153,061
                                                                 ---------------
              Real Estate Investment Trusts -- 2.4%
      195,000 Colonial Realty, LP, Senior Note
              4.750%, 2/01/2010                                          190,814
    1,350,000 Colonial Realty, LP, Senior Note
              5.500%, 10/01/2015                                       1,326,617
    2,040,000 EOP Operating, LP, Guaranteed Note
              4.650%, 10/01/2010                                       2,006,142
    1,250,000 iStar Financial, Inc., Senior Note
              6.000%, 12/15/2010                                       1,283,120
    1,340,000 Simon Property Group, LP
              6.375%, 11/15/2007                                       1,379,844
                                                                 ---------------
                                                                       6,186,537
                                                                 ---------------
              Refining -- 0.2%
      515,000 Premcor Refining Group (The), Inc., Senior Note
              7.500%, 6/15/2015                                          551,050
                                                                 ---------------
              Sovereigns -- 0.5%
    9,195,000 Kingdom of Sweden
              4.000%, 12/01/2009 (SEK)                                 1,249,095
                                                                 ---------------
              Supermarkets -- 2.3%
       85,000 Albertson's, Inc.
              7.750%, 6/15/2026                                           74,585
      650,000 Albertson's, Inc., Senior Note
              7.450%, 8/01/2029                                          560,692

  Principal
  Amount +    Description                                             Value (a)
----------------------------------------------------------------------------------
              Supermarkets -- continued
$     405,000 Albertson's, Inc., Senior Note
              8.000%, 5/01/2031                                    $       368,795
       55,000 Albertson's, Inc., Series C, (MTN)
              6.625%, 6/01/2028                                             43,915
    1,620,000 Delhaize America, Inc.
              9.000%, 4/15/2031                                          1,870,032
    2,720,000 Fred Meyer, Inc.
              7.450%, 3/01/2008                                          2,867,737
                                                                   ---------------
                                                                         5,785,756
                                                                   ---------------
              Technology -- 0.4%
      665,000 Corning, Inc.
              6.200%, 3/15/2016                                            684,018
      275,000 Sungard Data Systems, Inc., Senior Note, 144A
              9.125%, 8/15/2013                                            284,969
                                                                   ---------------
                                                                           968,987
                                                                   ---------------
              Transportation Services -- 0.5%
    1,310,000 Overseas Shipholding Group, Senior Note
              7.500%, 2/15/2024                                          1,300,175
                                                                   ---------------
              Treasuries -- 5.4%
      565,000 U.S. Treasury Bond
              5.375%, 2/15/2031                                            632,976
   12,054,030 U.S. Treasury Inflation Indexed Bond
              2.375%, 1/15/2025                                         12,895,931
                                                                   ---------------
                                                                        13,528,907
                                                                   ---------------
              Wireless -- 0.3%
      100,000 Rogers Wireless, Inc.
              7.250%, 12/15/2012                                           105,750
      730,000 Sprint Capital Corp.
              6.125%, 11/15/2008                                           758,050
                                                                   ---------------
                                                                           863,800
                                                                   ---------------
              Wirelines -- 4.7%
    1,180,000 AT&T Corp., Senior Note
              9.750%, 11/15/2031                                         1,494,175
    1,650,000 GTE Corp.
              7.900%, 2/01/2027                                          1,760,324
    3,200,000 LCI International, Inc., Senior Note
              7.250%, 6/15/2007                                          3,120,000
    1,240,000 Qwest Corp.
              7.200%, 11/10/2026                                         1,109,800
      670,000 Qwest Corp.
              7.250%, 9/15/2025                                            624,775
    1,675,000 Qwest Corp.
              7.500%, 6/15/2023                                          1,528,438
    2,080,000 Sprint Capital Corp.
              6.875%, 11/15/2028                                         2,297,726
                                                                   ---------------
                                                                        11,935,238
                                                                   ---------------
              Total Bonds and Notes (Identified Cost $246,909,334)     247,494,449
                                                                   ===============

                See accompanying notes to financial statements.

Investments as of September 30, 2005

Principal
Amount +   Description                                                                  Value (a)
---------------------------------------------------------------------------------------------------
Short-Term Investment -- 1.2%
$2,904,133 Repurchase Agreement with Investors Bank & Trust Co. dated
           9/30/2005 at 2.75% to be repurchased at $2,904,799 on
           10/03/2005, collateralized by $781,946 Federal Home Loan Mortgage
           Association Bond, 4.12%, due 12/15/2034 valued at $780,583 and
           $2,118,319 Small Business Administration Bond, 7.125%, due
           9/25/2016 valued at $2,268,757                                             $  2,904,133
                                                                                      ------------
           Total Short-Term Investment (Identified Cost $2,904,133)                      2,904,133
                                                                                      ------------
           Total Investments -- 99.2%
           (Identified Cost $249,813,467)(b)                                           250,398,582
           Other assets less liabilities -- 0.8%                                         2,059,163
                                                                                      ------------
           Total Net Assets -- 100%                                                   $252,457,745
                                                                                      ============
       (a) See Note 2a of Notes to Financial Statements.
       (b) Federal Tax Information:
           At September 30, 2005, the net unrealized depreciation on investments based on cost of $251,023,876 for federal income tax purposes was as follows:
           Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                                  $  3,037,189
           Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                    (3,662,483)
                                                                                      ------------
           Net unrealized depreciation                                                $   (625,294)
                                                                                      ============
       (c) All or a portion of this security has been segregated to cover collateral requirements on TBA obligations.
       (d) The Fund's investment in mortgage related securities of the Federal
           Home Loan Mortgage Corporation, Federal National Mortgage
           Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Schedule of Investments.
         + Principal amount is in U.S. dollars unless otherwise noted.
     FHLMC Federal Home Loan Mortgage Corporation
      FNMA Federal National Mortgage Association
      GNMA Government National Mortgage Association
       MTN Medium Term Note
       TBA To Be Announced (see Note 2g of Notes to Financial Statements)
      144A Securities exempt from registration under Rule 144A of the Securities
           Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30,
           2005, the value of these securities amounted to $3,802,291 or 1.5% of net assets.
       CAD Canadian Dollar
       JPY Japanese Yen
       SEK Swedish Krona
       SGD Singapore Dollar

Holdings at September 30, 2005 as a Percentage of Net Assets (unaudited)

                      Mortgage Related              26.4%
                      Government Agencies            8.2
                      Asset Backed Securities        8.1
                      Treasuries                     5.4
                      Wirelines                      4.7
                      Paper                          3.5
                      Mortgage Backed Securities     3.0
                      Foreign Local Governments      2.9
                      Media Cable                    2.6
                      Media Non-Cable                2.6
                      Electric                       2.6
                      Real Estate Investment Trusts  2.4
                      Supermarkets                   2.3
                      Automotive                     2.3
                      Pharmaceuticals                2.2
                      Other, less than 2% each      18.8

                See accompanying notes to financial statements.

           LOOMIS SAYLES HIGH INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

  Principal
  Amount +    Description                                                          Value (a)
-----------------------------------------------------------------------------------------------
Bonds and Notes -- 94.1% of Total Net Assets
              Airlines -- 2.0%
$      35,000 AMR Corp., Senior Note
              4.500%, 2/15/2024                                                 $        24,194
      225,000 AMR Corp., Senior Note, Convertible
              4.250%, 9/23/2023                                                         178,875
       86,366 Continental Airlines, Inc., Series 1997-4, Class 4B
              6.900%, 1/02/2017                                                          73,874
      164,248 Continental Airlines, Inc., Series 1998-1, Class 1A
              6.648%, 9/15/2017                                                         158,760
      169,920 Continental Airlines, Inc., Series 1998-1, Class 1B
              6.748%, 3/15/2017                                                         146,981
       53,769 Continental Airlines, Inc., Series 1999-1, Class C
              6.954%, 8/02/2009                                                          47,117
      108,877 Continental Airlines, Inc., Series 1999-2, Class B
              7.566%, 3/15/2020                                                          94,688
      120,690 Continental Airlines, Inc., Series 2002-2, Class B
              8.307%, 4/02/2018                                                         106,588
                                                                                ---------------
                                                                                        831,077
                                                                                ---------------
              Automotive -- 6.7%
      600,000 Cummins, Inc.
              7.125%, 3/01/2028                                                         609,000
       70,000 Dana Corp.
              5.850%, 1/15/2015                                                          54,907
      175,000 Dana Corp.
              7.000%, 3/15/2028                                                         133,123
      275,000 Dana Corp.
              7.000%, 3/01/2029                                                         209,417
      265,000 Delphi Corp.
              7.125%, 5/01/2029                                                         169,600
      145,000 Ford Motor Co.
              6.375%, 2/01/2029                                                         104,037
      175,000 Ford Motor Co.
              6.625%, 10/01/2028                                                        126,437
      355,000 General Motors Acceptance Corp.
              4.670%, 3/20/2007(c)                                                      347,550
      145,000 General Motors Acceptance Corp.
              8.000%, 11/01/2031                                                        126,610
      125,000 General Motors Acceptance Corp. of Canada, Ltd., Series E., (MTN)
              6.625%, 12/17/2010 (GBP)                                                  198,847
      120,000 Goodyear Tire & Rubber Co. (The)
              7.857%, 8/15/2011                                                         116,100
      580,000 Lear Corp., Series B
              5.750%, 8/01/2014                                                         484,300
      110,000 Tenneco Automotive, Inc., Senior Subordinated Note
              8.625%, 11/15/2014                                                        110,825
                                                                                ---------------
                                                                                      2,790,753
                                                                                ---------------
              Banking -- 3.2%
    7,000,000 Barclays Bank PLC, 144A
              4.160%, 2/22/2010 (THB)                                                   160,482
    9,000,000 Barclays Financial LLC, 144A
              4.100%, 3/22/2010 (THB)                                                   205,611
      990,000 Citibank NA, 144A
              15.000%, 7/02/2010 (BRL)                                                  464,744
      500,000 HSBC Bank USA, 144A
              3.310%, 8/25/2010                                                         506,400
                                                                                ---------------
                                                                                      1,337,237
                                                                                ---------------

  Principal
  Amount +    Description                                                     Value (a)
------------------------------------------------------------------------------------------
              Biotechnology -- 0.9%
$     360,000 Inhale Therapeutic Systems, Inc., Subordinated Note
              3.500%, 10/17/2007                                           $       352,350
                                                                           ---------------
              Chemicals -- 2.6%
      450,000 Borden, Inc.
              7.875%, 2/15/2023                                                    360,000
      550,000 Borden, Inc.
              9.200%, 3/15/2021                                                    500,500
      270,000 Hercules, Inc., Subordinated Note
              6.500%, 6/30/2029                                                    211,275
                                                                           ---------------
                                                                                 1,071,775
                                                                           ---------------
              Commercial Services -- 0.2%
      100,000 Hertz Corp.
              7.625%, 6/01/2012                                                     96,010
                                                                           ---------------
              Construction Machinery -- 2.8%
      350,000 Case Credit Corp.
              6.750%, 10/21/2007                                                   353,500
      100,000 Case New Holland, Inc., Senior Note
              9.250%, 8/01/2011                                                    105,750
      120,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note
              7.750%, 12/15/2013                                                   110,100
      550,000 United Rentals North America, Inc., Senior Subordinated Note
              7.000%, 2/15/2014                                                    510,125
       85,000 Williams Scotsman, Inc., Senior Note, 144A
              8.500%, 10/01/2015                                                    86,062
                                                                           ---------------
                                                                                 1,165,537
                                                                           ---------------
              Consumer Products -- 0.1%
       60,000 Spectrum Brands, Inc., Senior Subordinated Note
              7.375%, 2/01/2015                                                     54,000
                                                                           ---------------
              Electric -- 2.7%
      100,000 Allegheny Energy Supply Co. LLC
              7.800%, 3/15/2011                                                    109,500
       65,000 Calpine Canada Energy Finance ULC
              8.500%, 5/01/2008                                                     38,837
      200,000 Calpine Corp., Senior Note
              7.750%, 4/15/2009                                                    104,000
      200,000 Calpine Corp., Senior Note
              7.875%, 4/01/2008(d)                                                 118,000
      610,000 Calpine Corp., Senior Note
              8.500%, 2/15/2011(d)                                                 323,300
      160,000 Calpine Corp., Senior Secured Note, 144A
              8.500%, 7/15/2010                                                    114,400
       10,000 Calpine Corp., Senior Secured Note, 144A
              8.750%, 7/15/2013                                                      7,075
       40,000 Dynegy Holdings, Inc.
              7.125%, 5/15/2018                                                     37,000
      140,000 Enersis SA, Chile
              7.375%, 1/15/2014                                                    147,929
       90,000 NGC Corp.
              7.625%, 10/15/2026                                                    83,250
       20,000 NGC Corp. Capital Trust, Series B
              8.316%, 6/01/2027                                                     17,950
                                                                           ---------------
                                                                                 1,101,241
                                                                           ---------------
              Environmental -- 0.4%
      190,000 Allied Waste North America, Series B, Senior Note
              5.750%, 2/15/2011                                                    177,175
                                                                           ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                         Value (a)
------------------------------------------------------------------------------
              Financial Services -- 0.6%
$     250,000 Astoria Depositor Corp., 144A
              8.144%, 5/01/2021                                $       248,412
                                                               ---------------
              Food -- 0.3%
      115,000 Friendly Ice Cream Corp., Guaranteed Senior Note
              8.375%, 6/15/2012                                        108,675
                                                               ---------------
              Food and Beverage -- 1.6%
      600,000 Bavaria SA, Senior Note, 144A
              8.875%, 11/01/2010                                       661,800
                                                               ---------------
              Healthcare -- 2.2%
      150,000 Columbia/HCA, Inc.
              7.500%, 12/15/2023                                       148,962
       75,000 Columbia/HCA, Inc.
              7.690%, 6/15/2025                                         75,373
      200,000 Columbia/HCA, Inc. (MTN)
              7.580%, 9/15/2025                                        198,182
      500,000 Columbia/HCA, Inc. (MTN)
              7.750%, 7/15/2036                                        495,913
                                                               ---------------
                                                                       918,430
                                                               ---------------
              Home Construction -- 0.7%
      300,000 K Hovnanian Enterprises, Inc.
              6.250%, 1/15/2015                                        281,335
                                                               ---------------
              Independent Energy -- 0.8%
       70,000 Chesapeake Energy Corp., Senior Note
              6.375%, 6/15/2015                                         70,350
      270,000 Chesapeake Energy Corp., Senior Note
              6.875%, 1/15/2016                                        276,750
                                                               ---------------
                                                                       347,100
                                                               ---------------
              Integrated Energy -- 1.3%
      265,000 Cerro Negro Finance, Ltd., 144A
              7.900%, 12/01/2020                                       252,413
      300,000 Petrozuata Finance, Inc., Series B, 144A
              8.220%, 4/01/2017                                        286,500
                                                               ---------------
                                                                       538,913
                                                               ---------------
              Lodging -- 1.2%
      300,000 FelCor Lodging, LP, Senior Note
              9.000%, 6/01/2011                                        326,250
      160,000 Host Marriott, LP REIT, Senior Note
              6.375%, 3/15/2015                                        155,200
                                                               ---------------
                                                                       481,450
                                                               ---------------
              Media Cable -- 4.1%
      550,000 CSC Holdings, Inc., Senior Note
              7.625%, 7/15/2018                                        514,250
      250,000 NTL Cable PLC
              9.750%, 4/15/2014 (GBP)                                  444,358
      175,000 PanAmSat Corp.
              6.875%, 1/15/2028                                        160,125
      650,000 Rogers Cable, Inc., Senior Note
              5.500%, 3/15/2014                                        599,625
                                                               ---------------
                                                                     1,718,358
                                                               ---------------
              Metals and Mining -- 1.5%
      520,000 AK Steel Corp., Guaranteed Senior Note
              7.750%, 6/15/2012                                        479,700
      150,000 Glencore Funding, LLC, Guaranteed Note, 144A
              6.000%, 4/15/2014                                        142,097
                                                               ---------------
                                                                       621,797
                                                               ---------------

  Principal
  Amount +    Description                                                        Value (a)
---------------------------------------------------------------------------------------------
              Oil Field Services -- 0.3%
$     110,000 North American Energy Partners, Inc., Senior Note
              8.750%, 12/01/2011                                              $       104,500
                                                                              ---------------
              Packaging -- 1.5%
      350,000 Owens-Illinois, Inc., Senior Note
              7.500%, 5/15/2010                                                       355,250
      135,000 Owens-Illinois, Inc., Senior Note
              7.800%, 5/15/2018                                                       135,675
      155,000 Solo Cup Co., Senior Subordinated Note
              8.500%, 2/15/2014                                                       137,175
                                                                              ---------------
                                                                                      628,100
                                                                              ---------------
              Paper -- 3.8%
      475,000 Abitibi-Consolidated, Inc.
              7.500%, 4/01/2028                                                       401,375
      250,000 Abitibi-Consolidated, Inc.
              8.500%, 8/01/2029                                                       223,750
      100,000 Arcel Finance, Ltd., 144A
              6.361%, 5/01/2012                                                        98,808
      197,280 Arcel Finance, Ltd., 144A
              7.048%, 9/01/2011                                                       207,036
      685,000 Bowater, Inc.
              6.500%, 6/15/2013                                                       638,763
                                                                              ---------------
                                                                                    1,569,732
                                                                              ---------------
              Pharmaceuticals -- 6.1%
       85,000 Elan Capital Corp., Ltd., Convertible
              6.500%, 11/10/2008                                                      115,286
      120,000 Elan Finance Corp., Senior Note, 144A
              7.750%, 11/15/2011                                                      105,600
      235,000 Enzon, Inc.
              4.500%, 7/01/2008                                                       213,263
      127,000 EPIX Pharmaceuticals, Inc., Senior Note
              3.000%, 6/15/2024                                                        96,838
      375,000 IVAX Corp., Senior Note, Convertible
              1.500%, 3/01/2024                                                       423,281
      202,000 IVAX Corp., Senior Subordinated Note, Convertible
              4.500%, 5/15/2008                                                       201,748
      250,000 Pharma Services Intermediate Holdings Corp., Senior Note,
              0.00% (step to 11.50% on 4/01/2009), 4/01/2014(e)                       185,000
      315,000 Regeneron Pharmaceuticals, Inc., Subordinated Note, Convertible
              5.500%, 10/17/2008                                                      298,463
      155,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible
              3.000%, 8/16/2010                                                       140,856
      300,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible
              4.000%, 11/15/2013                                                      271,875
      310,000 Vertex Pharmaceuticals, Inc., Convertible, 144A
              5.750%, 2/15/2011                                                       487,475
                                                                              ---------------
                                                                                    2,539,685
                                                                              ---------------
              Pipelines -- 5.4%
       65,000 Coastal Corp.
              6.500%, 6/01/2008                                                        64,025
      415,000 El Paso CGP, Co.
              6.375%, 2/01/2009                                                       404,625
      825,000 El Paso CGP, Co.
              6.950%, 6/01/2028                                                       742,500
      982,000 Williams Cos., Inc., Series A
              7.500%, 1/15/2031                                                     1,043,375
                                                                              ---------------
                                                                                    2,254,525
                                                                              ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                                         Value (a)
----------------------------------------------------------------------------------------------
              Real Estate Investment Trusts -- 1.3%
$     500,000 Crescent Real Estate Equities, LP, Senior Subordinated Note
              9.250%, 4/15/2009                                                $       531,875
                                                                               ---------------
              Retailers -- 4.5%
      250,000 Dillard's, Inc.
              6.625%, 1/15/2018                                                        232,500
      600,000 Dillard's, Inc.
              7.750%, 7/15/2026                                                        582,000
      400,000 Foot Locker, Inc.
              8.500%, 1/15/2022                                                        435,000
      765,000 Toys R US, Inc.
              7.375%, 10/15/2018                                                       612,000
                                                                               ---------------
                                                                                     1,861,500
                                                                               ---------------
              Sovereigns --7.2%
    1,190,000 Republic of Argentina
              2.000%, 9/30/2014 (ARS)(c)                                               421,997
      520,000 Republic of Brazil
              8.250%, 1/20/2034                                                        522,600
      175,000 Republic of Colombia
              8.125%, 5/21/2024                                                        187,688
  100,000,000 Republic of Colombia
              11.750%, 3/01/2010 (COP)                                                  49,950
    4,420,000 United Mexican States
              8.000%, 12/07/2023 (MXN)                                                 380,339
   14,850,000 United Mexican States
              9.000%, 12/20/2012 (MXN)                                               1,414,910
                                                                               ---------------
                                                                                     2,977,484
                                                                               ---------------
              Supermarkets -- 0.8%
      305,000 Albertson's, Inc., Senior Note
              7.450%, 8/01/2029                                                        263,094
       20,000 Albertson's, Inc., Senior Note
              8.000%, 5/01/2031                                                         18,212
       55,000 Albertson's, Inc., Series C, (MTN)
              6.625%, 6/01/2028                                                         43,915
                                                                               ---------------
                                                                                       325,221
                                                                               ---------------
              Supranational -- 3.8%
    6,000,000 Inter-American Development Bank, Series E, (MTN),
              Zero Coupon, 5/11/2009 (BRL)                                           1,583,804
                                                                               ---------------
              Technology -- 11.7%
      125,000 Amkor Technology, Inc.
              5.000%, 3/15/2007                                                        110,156
      125,000 Amkor Technology, Inc., Senior Note
              7.750%, 5/15/2013                                                        106,875
      225,000 Corning, Inc.
              5.900%, 3/15/2014                                                        228,275
      270,000 Corning, Inc.
              6.200%, 3/15/2016                                                        277,721
      225,000 Corning, Inc.
              6.750%, 9/15/2013                                                        240,985
      155,000 Corning, Inc.
              6.850%, 3/01/2029                                                        156,432
      215,000 Kulicke & Soffa Industries, Inc., Subordinated Note, Convertible
              0.500%, 11/30/2008                                                       158,831
      910,000 Lucent Technologies, Inc.
              6.450%, 3/15/2029                                                        796,250
      315,000 Maxtor Corp., Subordinated Note
              5.750%, 3/01/2012(f)                                                     283,500

  Principal
  Amount +    Description                                                  Value (a)
---------------------------------------------------------------------------------------
              Technology -- continued
$     425,000 Nortel Networks Corp.
              6.875%, 9/01/2023                                         $       395,250
      300,000 Nortel Networks Corp., Guaranteed Senior Note
              4.250%, 9/01/2008                                                 282,375
       65,000 Northern Telecom Capital Corp.
              7.875%, 6/15/2026                                                  63,700
      100,000 SCI Systems, Inc., Subordinated Note, Convertible
              3.000%, 3/15/2007                                                  96,250
      120,000 Sungard Data Systems, Inc., 144A
              10.250%, 8/15/2015                                                121,500
       85,000 Sungard Data Systems, Inc., Senior Note, 144A
              9.125%, 8/15/2013                                                  88,081
      105,000 Unisys Corp.
              6.875%, 3/15/2010                                                 101,325
      145,000 Unisys Corp., Senior Note
              8.000%, 10/15/2012                                                142,463
      325,000 Xerox Capital Trust I, Guaranteed Note
              8.000%, 2/01/2027                                                 337,188
      300,000 Xerox Corp., (MTN)
              7.200%, 4/01/2016                                                 327,000
      500,000 Xerox Corp., Senior Note
              6.875%, 8/15/2011                                                 522,500
                                                                        ---------------
                                                                              4,836,657
                                                                        ---------------
              Transportation Services -- 5.8%
      275,000 American President Cos., Ltd., Senior Note
              8.000%, 1/15/2024                                                 282,219
      120,035 Atlas Air, Inc., Series 1998-1, Class 1A
              7.380%, 1/02/2018                                                 119,514
      117,634 Atlas Air, Inc., Series 1999-1, Class A1
              7.200%, 1/02/2019                                                 116,904
      117,737 Atlas Air, Inc., Series 2000-1, Class A
              8.707%, 1/02/2019                                                 121,946
      250,000 Bombardier Capital Funding, LP
              6.750%, 5/14/2009 (GBP)                                           434,919
      120,000 Hertz Corp., Senior Note
              6.350%, 6/15/2010                                                 113,475
      335,000 Hertz Corp., Senior Note
              6.900%, 8/15/2014                                                 310,280
      300,000 Overseas Shipholding Group, Senior Note
              7.500%, 2/15/2024                                                 297,750
      295,000 Stena AB, Senior Note
              7.000%, 12/01/2016                                                272,875
      350,000 Stena AB, Senior Note
              7.500%, 11/01/2013                                                340,375
                                                                        ---------------
                                                                              2,410,257
                                                                        ---------------
              Wireless -- 0.4%
      150,000 Rogers Wireless Communications, Inc., Senior Secured Note
              6.375%, 3/01/2014                                                 150,750
                                                                        ---------------
              Wirelines -- 5.6%
       50,000 Cincinnati Bell, Inc.
              8.375%, 1/15/2014                                                  49,250
       95,000 Citizens Communications Co.
              7.000%, 11/01/2025                                                 83,600
      155,000 Citizens Communications Co., Senior Note
              9.000%, 8/15/2031                                                 157,131
      375,000 Qwest Capital Funding, Inc.
              6.875%, 7/15/2028                                                 308,438

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                                      Value (a)
-------------------------------------------------------------------------------------------
              Wirelines -- continued
$   1,890,000 Qwest Capital Funding, Inc.
              7.750%, 2/15/2031                                             $     1,630,125
       75,000 Qwest Capital Funding, Inc., Guaranteed Note
              7.000%, 8/03/2009                                                      73,313
                                                                            ---------------
                                                                                  2,301,857
                                                                            ---------------
              Total Bonds and Notes (Identified Cost $36,913,116)                38,979,372
                                                                            ---------------
   Shares
-------------------------------------------------------------------------------------------
Preferred Stocks -- 4.2%
              Electric -- 1.7%
        6,475 AES Trust III, Convertible,
              6.75%, 10/15/2029                                                     314,037
        8,000 CMS Energy Trust I, Convertible,
              7.75%, 7/15/2027                                                      400,000
                                                                            ---------------
                                                                                    714,037
                                                                            ---------------
              Packaging -- 0.6%
        6,500 Owens-Illinois, Inc., Convertible,
              4.75%, 12/31/2049                                                     234,813
                                                                            ---------------
              Pipelines -- 1.1%
        4,000 Williams Holdings of Delaware, Convertible,
              5.50%, 6/01/2033                                                      464,500
                                                                            ---------------
              Technology -- 0.5%
          225 Lucent Technologies Capital Trust I, Convertible,
              7.75%, 3/15/2017                                                      226,969
                                                                            ---------------
              Wirelines -- 0.3%
        2,000 Philippine Long Distance Telephone Co., Sponsored GDR,
              Convertible,
              $3.50, 12/31/2049                                                     105,000
                                                                            ---------------
              Total Preferred Stocks (Identified Cost $1,412,789)                 1,745,319
                                                                            ---------------
   Shares
-------------------------------------------------------------------------------------------
Common Stocks -- 0.3%
              Investment Companies -- 0.2%
        3,005 CIM High Yield Securities Fund                                         12,621
        2,175 High Income Opportunity Fund, Inc.                                     13,680
        3,835 Morgan Stanley Emerging Markets Debt Fund, Inc.(d)                     39,769
                                                                            ---------------
                                                                                     66,070
                                                                            ---------------
              Metals and Mining -- 0.1%
          900 Cia Vale do Rio Doce, ADR                                              39,474
                                                                            ---------------
              Total Common Stocks (Identified Cost $77,853)                         105,544
                                                                            ---------------
  Principal
  Amount +
-------------------------------------------------------------------------------------------
Short-Term Investments -- 2.6%
$     743,850 Repurchase Agreement with Investors Bank & Trust Co. dated
              9/30/2005 at 2.75% to be repurchased at $744,020 on
              10/03/2005, collateralized by $12,418 Federal Home Loan
              Mortgage Association Bond, with rates of 4.168% -- 4.268%, with maturities from 1/15/2028 -- 1/15/2033 valued at
              $12,509, $554,001 Federal National Mortgage Association Bond,
              with rates of 3.815% -- 4.612%, with maturities from
              12/25/2021 -- 11/1/2034 valued at $543,095, $13,232
              Government National Mortgage Association Bond, with rates of
              4.00% -- 4.875%, with maturities from 2/20/2033 --
              4/20/2034 valued at $13,386, and $197,964 Small Business
              Administration Bond, with rates of 5.875% -- 7.375%, with
              maturities from 8/25/2014 -- 3/25/2030 valued at $212,052             743,850

  Principal
  Amount +    Description                                                             Value (a)
---------------------------------------------------------------------------------------------------
$     326,432 Repurchase Agreement with Merrill Lynch & Co, dated 9/30/2005 at 3.93% to be repurchased at $326,539 on 10/03/2005,
              collateralized by $326,433 Federal Home Loan Mortgage
              Association Bond, with rates of 0.00% -- 6.25%, with maturities
              from 1/30/07 -- 7/15/32 valued at $332,962(g)                        $       326,432
                                                                                   ---------------
              Total Short-Term Investments (Identified Cost $1,070,282)                  1,070,282
                                                                                   ---------------
              Total Investments -- 101.2%
              (Identified Cost $39,474,040)(b)                                          41,900,517
              Other assets less liabilities -- (1.2)%                                     (495,356)
                                                                                   ---------------
              Total Net Assets -- 100%                                             $    41,405,161
                                                                                   ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2005, the net unrealized appreciation on
              investments based on cost of $39,477,512 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                      $     3,177,582
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (754,577)
                                                                                   ---------------
              Net unrealized appreciation                                          $     2,423,005
                                                                                   ===============
          (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
          (d) All or a portion of this security was on loan to brokers at
              September 30, 2005.
          (e) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.
          (f) Illiquid security. At September 30, 2005, the value of this security amounted to $283,500 or 0.7% of net assets.
          (g) Represents investment of securities lending collateral.
            + Principal amount is in U.S. dollars unless otherwise noted.
      ADR/GDR An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR) is a
              certificate issued by a U.S. Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.
          MTN Medium Term Note
         REIT Real Estate Investment Trust
         144A Securities exempt from registration under Rule 144A of the Securities Act of 1933.
              These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the value of these securities amounted to $4,244,496 or 10.3% of net assets.
          ARS Argentine Peso
          BRL Brazilian Real
          COP Colombian Peso
          GBP British Pound
          MXN Mexican Peso
          THB Thai Baht

                See accompanying notes to financial statements.

Investments as of September 30, 2005


Holdings at September 30, 2005 as a Percentage of Net Assets (unaudited)

                         Technology               12.2%
                         Sovereigns                7.2
                         Automotive                6.7
                         Pipelines                 6.5
                         Pharmaceuticals           6.1
                         Wirelines                 5.9
                         Transportation Services   5.8
                         Retailers                 4.5
                         Electric                  4.4
                         Media Cable               4.1
                         Supranational             3.8
                         Paper                     3.8
                         Banking                   3.2
                         Construction Machinery    2.8
                         Chemicals                 2.6
                         Healthcare                2.2
                         Packaging                 2.1
                         Airlines                  2.0
                         Other, less than 2% each 12.7

                See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

  Principal
   Amount     Description                                                        Value (a)
---------------------------------------------------------------------------------------------
Bonds and Notes -- 98.8% of Total Net Assets
              Asset Backed Securities -- 4.3%
$   1,035,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3
              4.615%, 2/25/2035                                               $     1,013,825
    2,240,000 Residential Asset Mortgage Products, Inc., Series 2003-RZ5,
              Class A3
              3.800%, 7/25/2030                                                     2,230,550
    1,376,000 Residential Funding Mortgage Securities II, Series 2003-HI4,
              Class AI4
              4.590%, 4/25/2018                                                     1,365,243
    1,900,000 Residential Funding Mortgage Securities II, Series 2004-HI3,
              Class A3
              3.810%, 8/25/2017                                                     1,875,143
      670,000 Residential Funding Mortgage Securities II, Series 2004-HI3,
              Class A4
              4.630%, 1/25/2020                                                       663,344
                                                                              ---------------
                                                                                    7,148,105
                                                                              ---------------
              Government Agencies -- 7.7%
    2,935,000 Federal Farm Credit Bank
              2.375%, 10/02/2006                                                    2,878,457
    6,200,000 Federal Home Loan Bank
              3.625%, 11/14/2008(c)                                                 6,056,544
    3,000,000 FNMA
              5.500%, 5/02/2006                                                     3,020,811
      600,000 FNMA
              6.625%, 9/15/2009                                                       644,773
                                                                              ---------------
                                                                                   12,600,585
                                                                              ---------------
              Mortgage Related -- 55.8%
    7,050,916 FHLMC
              4.000%, with various maturities to 2019(d)                            6,775,734
    6,214,548 FHLMC
              4.500%, with various maturities to 2034(d)                            6,061,214
    7,949,950 FHLMC
              5.000%, 7/01/2019(e)                                                  7,931,955
    3,329,397 FHLMC
              5.500%, 12/01/2034                                                    3,331,347
      312,873 FHLMC
              6.000%, 11/01/2019                                                      321,454
   11,272,754 FHLMC
              6.500%, with various maturities to 2034(d)                           11,592,148
      387,818 FHLMC
              7.000%, 2/01/2016                                                       404,989
       81,767 FHLMC
              7.500%, with various maturities to 2026(d)                               86,365
       68,204 FHLMC
              8.000%, with various maturities to 2015(d)                               71,711
        7,293 FHLMC
              10.000%, 7/01/2019                                                        8,119
      517,736 FHLMC
              11.500%, with various maturities to 2020(d)                             566,828
    7,995,000 FHLMC (TBA)
              4.500%, 10/01/2020                                                    7,827,601
   18,032,997 FNMA
              4.000%, with various maturities to 2020(d)                           17,372,095
    1,474,347 FNMA
              4.500%, 9/01/2019                                                     1,444,764
    5,494,865 FNMA
              5.500%, with various maturities to 2034(d)                            5,512,085

  Principal
   Amount     Description                                             Value (a)
----------------------------------------------------------------------------------
              Mortgage Related -- continued
$   7,075,653 FNMA
              6.000%, with various maturities to 2034(d)           $     7,257,101
   10,705,894 FNMA
              6.500%, with various maturities to 2034(d)                11,025,411
      417,886 FNMA
              7.000%, 12/01/2022                                           443,161
    1,102,893 FNMA
              7.500%, with various maturities to 2032(d)                 1,166,974
      183,674 FNMA
              8.000%, with various maturities to 2016(d)                   196,921
      210,981 GNMA
              6.000%, 12/15/2031                                           216,168
      870,320 GNMA
              6.500%, 5/15/2031                                            906,011
      851,390 GNMA
              7.000%, with various maturities to 2031(d)                   896,150
          646 GNMA
              8.500%, 2/15/2006                                                658
       49,943 GNMA
              9.000%, with various maturities to 2009(d)                    52,339
       15,233 GNMA
              9.500%, 8/15/2009                                             16,219
        1,190 GNMA
              10.000%, 9/15/2016                                             1,329
       26,925 GNMA
              12.500%, with various maturities to 2015(d)                   30,176
      213,151 GNMA
              16.000%, with various maturities to 2012(d)                  245,554
       83,721 GNMA
              17.000%, with various maturities to 2011(d)                   97,712
                                                                   ---------------
                                                                        91,860,293
                                                                   ---------------
              Treasuries -- 31.0%
    5,155,000 U.S. Treasury Bond
              7.250%, 5/15/2016                                          6,377,096
    3,200,000 U.S. Treasury Note
              1.875%, 12/31/2005                                         3,186,125
      790,000 U.S. Treasury Note
              2.250%, 2/15/2007                                            769,972
    5,330,000 U.S. Treasury Note
              2.375%, 8/15/2006                                          5,252,966
    1,290,000 U.S. Treasury Note
              2.500%, 10/31/2006                                         1,267,980
    8,095,000 U.S. Treasury Note
              3.000%, 12/31/2006                                         7,980,529
    2,500,000 U.S. Treasury Note
              3.125%, 10/15/2008                                         2,424,220
   17,960,000 U.S. Treasury Note
              3.375%, 2/28/2007(c)                                      17,763,554
    1,930,000 U.S. Treasury Note
              6.125%, 8/15/2007                                          1,997,324
      750,000 U.S. Treasury Note
              6.625%, 5/15/2007                                            779,092
    4,000,000 U.S. Treasury STRIPS,
              Zero Coupon, 11/15/2009                                    3,357,016
                                                                   ---------------
                                                                        51,155,874
                                                                   ---------------
              Total Bonds and Notes (Identified Cost $163,819,775)     162,764,857
                                                                   ---------------

                See accompanying notes to financial statements.

            LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
                      SCHEDULE OF INVESTMENTS (continued)

Investments as of September 30, 2005

  Principal
   Amount     Description                                                            Value (a)
--------------------------------------------------------------------------------------------------
Short-Term Investment -- 10.5%
$  17,368,595 Repurchase Agreement with Investors Bank & Trust Co. dated
              9/30/2005 at 2.75% to be repurchased at $17,372,575 on
              10/03/2005, collateralized by $16,911,123 Small Business
              Administration Bond, with rates of 6.30% -- 7.375%, with
              maturities from 1/25/2016 -- 4/25/2030 valued at
              $18,237,025                                                         $    17,368,595
                                                                                  ---------------
              Total Short-Term Investment (Identified Cost $17,368,595)                17,368,595
                                                                                  ---------------
              Total Investments -- 109.3%
              (Identified Cost $181,188,370)(b)                                       180,133,452
              Other assets less liabilities -- (9.3)%                                 (15,354,625)
                                                                                  ---------------
              Total Net Assets -- 100%                                            $   164,778,827
                                                                                  ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2005, the net unrealized depreciation on
              investments based on cost of $182,303,838 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                     $            --
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                          (2,170,386)
                                                                                  ---------------
              Net unrealized depreciation                                         $    (2,170,386)
                                                                                  ===============
          (c) All or a portion of this security has been segregated to cover collateral requirements on TBA obligations.
          (d) The Fund's investment in mortgage related securities of the
              Federal Home Loan Mortgage Corporation, Federal National
              Mortgage Association and the Government National Mortgage
              Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of
              presentation in the Schedule of Investments.
          (e) Security purchased on a delayed delivery basis.
        FHLMC Federal Home Loan Mortgage Corporation
         FNMA Federal National Mortgage Association
         GNMA Government National Mortgage Association
       STRIPS Separate Trading of Registered Interest and Principal of Securities
          TBA To Be Announced (see Note 2g of Notes to Financial Statements)

Holdings at September 30, 2005 as a Percentage of Net Assets (unaudited)

                         Mortgage Related        55.8%
                         Treasuries              31.0
                         Government Agencies      7.7
                         Asset Backed Securities  4.3

                See accompanying notes to financial statements.

  LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

  Principal
   Amount        Description                                                  Value (a)
---------------------------------------------------------------------------------------------
Tax Exempt Obligations -- 97.6% of Total Net Assets
                 Highlands County, FL, Health Facilities Authority -- 1.4%
$   1,000,000    Adventis Health System,
                 5.875%, 11/15/2029                                        $     1,084,040
                                                                           ---------------
                 Martha's Vineyard, MA -- 1.3%
    1,000,000    Land Bank Revenue,
                 5.000%, 5/01/2032, (AMBAC insured)                              1,039,560
                                                                           ---------------
                 Massachusetts -- 6.0%
    4,000,000    State Refunding Series A,
                 6.500%, 11/01/2014, (AMBAC insured)                             4,818,680
                                                                           ---------------
                 Massachusetts Bay Transportation Authority -- 5.4%
    2,500,000    Series A,
                 5.000%, 7/01/2032                                               2,586,500
    1,000,000    Series A, Prerefunded,
                 5.250%, 7/01/2030                                               1,085,760
      630,000    Series A, Unrefunded,
                 5.250%, 7/01/2030                                                 663,094
                                                                           ---------------
                                                                                 4,335,354
                                                                           ---------------
                 Massachusetts Development Finance Agency -- 16.6%
    2,000,000    Cambridge Street Development Series A,
                 5.125%, 2/01/2034, (MBIA insured)                               2,102,800
    1,000,000    Hampshire College,
                 5.625%, 10/01/2024                                              1,067,930
    4,000,000    Mount Holyoke College,
                 5.250%, 7/01/2031                                               4,237,040
    2,800,000    Refunding Springfield Resource Recovery-A,
                 5.625%, 6/01/2019                                               2,951,536
    1,100,000    Visual and Performing Arts,
                 6.000%, 8/01/2021                                               1,318,603
    1,500,000    WGBH Educational Foundation Series A,
                 5.375%, 1/01/2042, (AMBAC insured)                              1,621,050
                                                                           ---------------
                                                                                13,298,959
                                                                           ---------------
                 Massachusetts Health & Educational Facilities
                 Authority -- 33.1%
    1,160,000    Baystate Medical Center Series F,
                 5.700%, 7/01/2027                                               1,227,616
    2,000,000    Boston University,
                 5.000%, 10/01/2039                                              2,076,240
    2,200,000    Catholic Health East,
                 5.500%, 11/15/2032                                              2,320,186
    3,000,000    Harvard University Series N,
                 6.250%, 4/01/2020                                               3,736,800
    2,845,000    Nichols College Series C,
                 6.000%, 10/01/2017                                              3,002,983
    2,000,000    Partners Healthcare Systems Series B,
                 5.250%, 7/01/2029                                               2,096,740
    2,500,000    Partners Healthcare Systems Series C,
                 5.750%, 7/01/2021                                               2,761,050
    1,500,000    Tufts University Series I,
                 5.250%, 2/15/2030                                               1,585,140
    1,000,000    University of Massachusetts Project Series C,
                 5.250%, 10/01/2031, (MBIA insured)                              1,068,010
    2,000,000    University of Massachusetts Series C,
                 5.125%, 10/01/2034, (FGIC insured)                              2,106,080
    2,000,000    Wellesley College Series F,
                 5.125%, 7/01/2039                                               2,070,540

  Principal
   Amount     Description                                               Value (a)
------------------------------------------------------------------------------------
              Massachusetts Health & Educational Facilities
              Authority -- continued
$   1,315,000 Wheaton College Series E,
              5.000%, 7/01/2017                                      $     1,396,149
    1,030,000 Williams College Series H,
              5.000%, 7/01/2017                                            1,103,573
                                                                     ---------------
                                                                          26,551,107
                                                                     ---------------
              Massachusetts Housing Finance Agency -- 3.0%
      410,000 Single Family Mortgage Series 21,
              7.125%, 6/01/2025                                              410,471
    2,000,000 Single Family Mortgage Series A,
              4.600%, 12/01/2015                                           2,019,320
                                                                     ---------------
                                                                           2,429,791
                                                                     ---------------
              Massachusetts Port Authority -- 3.8%
    1,750,000 Delta Air Lines, Inc. Project Series A,
              5.500%, 1/01/2019, (AMBAC insured)                           1,826,738
    1,200,000 Series A,
              5.000%, 7/01/2033, (MBIA insured)                            1,234,020
                                                                     ---------------
                                                                           3,060,758
                                                                     ---------------
              Massachusetts Water Resources Authority -- 6.3%
    1,000,000 General Series A,
              5.250%, 8/01/2020, (MBIA insured)                            1,105,840
    3,240,000 Series A,
              6.500%, 7/15/2019, (FGIC insured)                            3,931,027
                                                                     ---------------
                                                                           5,036,867
                                                                     ---------------
              Michigan Hospital Finance Authority -- 2.0%
    1,500,000 Oakwood Obligated Group,
              5.500%, 11/01/2017                                           1,625,880
                                                                     ---------------
              New England Education Loan Marketing -- 4.0%
    3,000,000 Student Loan Revenue Bond Sub-Issue H,
              6.900%, 11/01/2009                                           3,188,250
                                                                     ---------------
              New Jersey Economic Development Authority -- 2.1%
    1,610,000 Series A,
              5.625%, 6/15/2018                                            1,700,627
                                                                     ---------------
              Puerto Rico Commonwealth Aqueduct & Sewer
              Authority -- 4.3%
    3,000,000 Aqueduct & Sewer Authority,
              6.250%, 7/01/2013                                            3,449,550
                                                                     ---------------
              Puerto Rico Public Finance Corporation -- 4.1%
    3,000,000 Commonwealth Appropriation Series A,
              5.750%, 8/01/2027(c)                                         3,278,280
                                                                     ---------------
              Tennessee Housing Development Agency -- 1.3%
    1,000,000 Series A,
              5.200%, 7/01/2023                                            1,042,920
                                                                     ---------------
              University of Massachusetts Building Authority -- 2.9%
    2,200,000 SR -- Series 1,
              5.250%, 11/01/2028, (AMBAC insured)                          2,364,494
                                                                     ---------------
              Total Tax Exempt Obligations (Cost $73,944,884)             78,305,117
                                                                     ---------------

                See accompanying notes to financial statements.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
                      SCHEDULE OF INVESTMENTS (continued)

Investments as of September 30, 2005

  Principal
   Amount     Description                                                            Value (a)
--------------------------------------------------------------------------------------------------
Short-Term Investment -- 0.9%
$     760,125 Repurchase Agreement with Investors Bank & Trust Co. dated
              9/30/2005 at 2.75% to be repurchased at $760,299 on
              10/03/2005, collateralized by $61,763 Federal Home Loan
              Mortgage Association Bond, with rates of 4.22% -- 4.27% with maturities from 7/15/2031 -- 11/15/2031 valued at $62,293,
              $176,539 Federal National Mortgage Association Bond, with rates of 4.00% -- 4.38%, with maturities from 1/15/2027 --
              7/20/2034 valued at $177,989, and $519,991 Small Business
              Administration Bond, with rates of 6.375% -- 7.625%, with
              maturities from 8/25/2014 -- 5/25/2028 valued at $557,879           $       760,125
                                                                                  ---------------
              Total Short-Term Investment (Cost $760,125)                                 760,125
                                                                                  ---------------
              Total Investments -- 98.5%
              (Identified Cost $74,705,009)(b)                                         79,065,242
              Other assets less liabilities -- 1.5%                                     1,159,757
                                                                                  ---------------
              Total Net Assets -- 100.0%                                          $    80,224,999
                                                                                  ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2005, the net unrealized appreciation on
              investments based on cost of $74,840,937 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                     $     4,316,539
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (92,234)
                                                                                  ---------------
              Net unrealized appreciation                                         $     4,224,305
                                                                                  ===============
          (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
        AMBAC American Municipal Bond Assurance Corporation
         FGIC Financial Guarantee Insurance Company
         MBIA Municipal Bond Investors Assurance Corporation

Holdings at September 30, 2005 as a Percentage of Net Assets (unaudited)

                    College & University               33.8%
                    Hospital -- Obligated Group        13.9
                    Water & Sewerage                   10.6
                    State General Obligation           10.1
                    Mass Transit                        4.0
                    Student Loan                        4.0
                    Airport                             3.8
                    Resource Recovery                   3.7
                    Redevelopment Agency/Urban Renewal  2.6
                    Housing -- Multifamily              2.5
                    Special Tax                         2.1
                    Non-Profit                          2.0
                    Other, less than 2% each            4.5

                See accompanying notes to financial statements.

        LOOMIS SAYLES MUNICIPAL INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

  Principal
   Amount     Description                                                              Value (a)
---------------------------------------------------------------------------------------------------
Tax Exempt Obligations -- 98.2% of Total Net Assets
              California -- 7.4%
$   1,000,000 California Health Facilities Financing Authority (Cedar-Sinai
              Medical Center),
              5.000%, 11/15/2027                                                    $     1,031,190
    1,000,000 California Health Facilities Financing Authority, Multiple Obligors,
              4.950%, 7/01/2026                                                           1,041,690
    2,000,000 California State,
              5.125%, 6/01/2027                                                           2,097,300
    1,000,000 California State Public Works Board, (Coalinga State Hospital),
              5.000%, 6/01/2010                                                           1,064,320
    2,655,000 California Statewide Communities Development Authority,
              5.250%, 7/01/2023                                                           2,862,860
                                                                                    ---------------
                                                                                          8,097,360
                                                                                    ---------------
              Colorado -- 2.2%
    2,500,000 Colorado Health Facility Authority Revenue, (Covenant Retirement
              Communities),
              5.000%, 12/01/2035                                                          2,455,300
                                                                                    ---------------
              District of Columbia -- 3.8%
    1,000,000 District of Columbia,
              5.500%, 6/01/2014                                                           1,079,690
    3,000,000 Metropolitan Washington D.C. Airports Authority,
              5.125%, 10/01/2029, (FGIC insured)                                          3,118,530
                                                                                    ---------------
                                                                                          4,198,220
                                                                                    ---------------
              Florida -- 4.6%
    1,750,000 Coral Gables, FL, Health Facilities Authority, Multiple Obligors,
              5.000%, 8/15/2034                                                           1,872,657
    3,000,000 Highlands County, FL, Health Facilities Authority, Multiple Obligors,
              5.375%, 11/15/2035                                                          3,128,940
                                                                                    ---------------
                                                                                          5,001,597
                                                                                    ---------------
              Illinois -- 5.9%
    1,910,000 Illinois Educational Facility Authority Revenue,
              5.000%, 7/01/2033                                                           1,974,214
    1,200,000 Illinois State,
              5.400%, 12/01/2020, (MBIA insured)                                          1,307,232
    3,000,000 Metropolitan Pier & Exposition Authority, IL,
              5.250%, 6/15/2042, (MBIA insured)                                           3,172,740
                                                                                    ---------------
                                                                                          6,454,186
                                                                                    ---------------
              Indiana -- 1.9%
    2,000,000 Indianapolis, IN, Local Public Improvement Bond Bank,
              5.250%, 7/01/2033, (MBIA insured)                                           2,098,080
                                                                                    ---------------
              Louisiana -- 4.6%
    4,000,000 Desoto Parish, LA, Environmental Improvement,
              5.000%, 11/01/2018                                                          4,014,320
    1,000,000 Ernest N. Morial, New Orleans, LA, Exhibit Hall Authority,
              5.000%, 7/15/2033                                                           1,023,210
                                                                                    ---------------
                                                                                          5,037,530
                                                                                    ---------------
              Massachusetts -- 3.8%
    3,000,000 Massachusetts State,
              5.000%, 3/01/2019                                                           3,201,600
    1,045,000 Massachusetts State Health & Educational Facilities Authority,
              (Lahey Clinic Medical Center)
              4.500%, 8/15/2035, (FGIC insured)                                             992,301
                                                                                    ---------------
                                                                                          4,193,901
                                                                                    ---------------

  Principal
   Amount     Description                                                      Value (a)
----------------------------------------------------------------------------------------------
              Michigan -- 7.8%
$   1,000,000 Michigan State Comprehensive Transportation,
              5.250%, 5/15/2022                                             $     1,103,690
    2,850,000 Michigan State Hospital Finance Authority, Henry Ford
              Health System,
              5.500%, 3/01/2014                                                   3,096,810
    1,100,000 Michigan State Hospital Finance Authority, Oakwood
              Obligated Group,
              5.500%, 11/01/2014                                                  1,199,363
    1,000,000 Taylor Brownfield Redevelopment Authority, MI,
              5.000%, 5/01/2025, (MBIA insured)                                   1,055,230
    2,000,000 University of Michigan,
              5.250%, 12/01/2020                                                  2,119,640
                                                                            ---------------
                                                                                  8,574,733
                                                                            ---------------
              Minnesota -- 2.9%
    1,000,000 Chaska Minnesota Electric Revenue,
              5.250%, 10/01/2025                                                  1,073,120
    2,000,000 Minnesota State Municipal Power Agency,
              5.250%, 10/01/2024                                                  2,146,580
                                                                            ---------------
                                                                                  3,219,700
                                                                            ---------------
              Mississippi -- 5.0%
    2,000,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.700%, 4/01/2022                                                   2,424,380
    2,500,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.800%, 4/01/2022                                                   3,058,675
                                                                            ---------------
                                                                                  5,483,055
                                                                            ---------------
              New Jersey -- 2.9%
    1,000,000 New Jersey Economic Development Authority,
              5.500%, 6/15/2024                                                   1,048,850
    1,000,000 New Jersey Economic Development Authority,
              5.625%, 6/15/2018                                                   1,056,290
    1,000,000 New Jersey Health Care Facilities Financing Authority,
              Catholic Health East,
              5.375%, 11/15/2033                                                  1,050,210
                                                                            ---------------
                                                                                  3,155,350
                                                                            ---------------
              New York -- 16.8%
    3,000,000 New York State Dormitory Authority,
              5.500%, 5/15/2013                                                   3,308,850
    2,740,000 New York State Dormitory Authority,
              5.750%, 7/01/2013                                                   3,035,098
    1,000,000 New York State Dormitory Authority, Rockefeller University,
              5.000%, 7/01/2032                                                   1,043,480
    1,000,000 New York State Housing Finance Agency,
              5.250%, 9/15/2019                                                   1,082,850
    3,000,000 New York State Municipal Bond Bank Agency,
              5.250%, 6/01/2020                                                   3,210,300
    1,000,000 New York, NY,
              4.250%, 5/15/2019                                                     991,800
    1,020,000 New York, NY,
              6.000%, 1/15/2020                                                   1,153,141
    1,400,000 New York, NY, City Health & Hospital Corp.,
              5.000%, 2/15/2020                                                   1,469,048
    2,000,000 New York, NY, City Municipal Water Finance Authority,
              5.000%, 6/15/2025                                                   2,122,940
    1,000,000 New York, NY, City Municipal Water Finance Authority,
              5.125%, 6/15/2034                                                   1,050,450
                                                                            ---------------
                                                                                 18,467,957
                                                                            ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
   Amount     Description                                                     Value (a)
------------------------------------------------------------------------------------------
              North Carolina -- 1.3%
$   1,300,000 North Carolina Eastern Municipal Power Agency,
              5.500%, 1/01/2012                                            $     1,394,029
                                                                           ---------------
              Oregon -- 5.4%
    1,750,000 Multnomah County, OR, Hospital Facilities Authority,
              Providence Health System,
              5.250%, 10/01/2012                                                 1,912,312
    4,000,000 Western Generation Agency
              7.400%, 1/01/2016(c)                                               4,055,320
                                                                           ---------------
                                                                                 5,967,632
                                                                           ---------------
              Pennsylvania -- 4.0%
    4,000,000 Pennsylvania State Industrial Development Authority,
              5.500%, 7/01/2019, (AMBAC insured)                                 4,426,680
                                                                           ---------------
              Puerto Rico -- 3.0%
    1,000,000 Puerto Rico Commonwealth Infrastructure Financing Authority,
              5.500%, 10/01/2040                                                 1,090,780
    2,000,000 Puerto Rico Public Finance Corp.,
              5.750%, 8/01/2027(d)                                               2,185,520
                                                                           ---------------
                                                                                 3,276,300
                                                                           ---------------
              South Carolina -- 3.7%
    3,000,000 Greenville County, SC, School District,
              5.500%, 12/01/2028                                                 3,235,890
      800,000 Newberry Investing in Childrens Education, (Newberry County
              School District),
              5.250%, 12/01/2022                                                   828,616
                                                                           ---------------
                                                                                 4,064,506
                                                                           ---------------
              South Dakota -- 1.2%
    1,250,000 South Dakota Health & Educational Facilities Authority,
              Sioux Valley Hospital,
              5.250%, 11/01/2027                                                 1,309,663
                                                                           ---------------
              Tennessee -- 2.2%
    1,500,000 Tennessee Housing Development Agency,
              5.200%, 7/01/2023                                                  1,564,380
      810,000 Tennessee Housing Development Agency, Homeownership
              Program,
              5.150%, 7/01/2022                                                    836,147
                                                                           ---------------
                                                                                 2,400,527
                                                                           ---------------
              Texas -- 5.8%
    2,000,000 Dallas-Fort Worth, TX, International Airport,
              5.500%, 11/01/2033, (MBIA insured)                                 2,132,660
    1,000,000 Katy, TX, Independent School District,
              5.125%, 2/15/2020                                                  1,062,580
    3,000,000 Lewisville, TX, Independent School District,
              5.250%, 8/15/2027                                                  3,164,040
                                                                           ---------------
                                                                                 6,359,280
                                                                           ---------------
              Washington -- 2.0%
    2,000,000 Energy Northwest, WA, Electric, Project No. 1,
              5.500%, 7/01/2014                                                  2,234,920
                                                                           ---------------
              Total Tax Exempt Obligations (Identified Cost $103,666,989)      107,870,506
                                                                           ---------------

  Principal
   Amount     Description                                                             Value (a)
---------------------------------------------------------------------------------------------------
Short-Term Investment -- 1.7%
$   1,936,077 Repurchase Agreement with Investors Bank & Trust Co. dated
              9/30/2005 at 2.75% to be repurchased at $1,936,520 on
              10/03/2005, collateralized by $930,455 Federal National
              Mortgage Association Bond, with rates of 4.18% -- 4.437%, with maturities from 2/1/2034 -- 5/25/2034 valued at $933,298,
              and $1,020,278 Small Business Administration Bond, with rates of
              6.30% -- 6.375%, with maturities from 7/25/2028 --
              9/25/2028 valued at $1,099,583                                       $     1,936,077
                                                                                   ---------------
              Total Short-Term Investment (Cost $1,936,077)                              1,936,077
                                                                                   ---------------
              Total Investments -- 99.9%
              (Identified Cost $105,603,066)(b)                                        109,806,583
              Other assets less liabilities -- 0.1%                                         58,187
                                                                                   ---------------
              Total Net Assets -- 100.0%                                           $   109,864,770
                                                                                   ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2005, the net unrealized appreciation on
              investments based on cost of $105,722,453 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                      $     4,489,726
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (405,596)
                                                                                   ---------------
              Net unrealized appreciation                                          $     4,084,130
                                                                                   ===============
          (c) Illiquid security. At September 30, 2005, the value of this security amounted to $4,055,320 or 3.7% of net assets.
          (d) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
        AMBAC American Municipal Bond Assurance Corporation
         FGIC Financial Guarantee Insurance Company
         MBIA Municipal Bond Investors Assurance Corporation

                See accompanying notes to financial statements.

Investments as of September 30, 2005


Holdings at September 30, 2005 as a Percentage of Net Assets (unaudited)

          Hospital -- Obligated Group                           17.5%
          Corporate Backed/Industrial Revenue/Pollution Control 13.6
          College & University                                   8.5
          State General Obligation                               8.0
          Special Tax                                            6.7
          Electric                                               6.2
          Airport                                                4.8
          Water & Sewerage                                       4.8
          City and Town                                          3.9
          School District                                        3.9
          Lease                                                  3.7
          Resource Recovery                                      3.7
          Bond Bank/Pooled Loan Program                          2.9
          Non-Profit                                             2.6
          Senior Living                                          2.2
          Housing -- Single Family                               2.2
          Other, less than 2% each                               3.0

                See accompanying notes to financial statements.

        LOOMIS SAYLES STRATEGIC INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

  Principal
  Amount +       Description                                            Value (a)
------------------------------------------------------------------------------------
Bonds and Notes -- 87.8% of Total Net Assets
                 Convertible Bonds -- 5.6%
                 Canada -- 0.6%
$   6,525,000    Nortel Networks Corp., Guaranteed Senior Note
                 4.250%, 9/01/2008                                   $     6,141,656
    5,300,000    Province of Saskatchewan
                 6.000%, 6/01/2006, (CAD)                                  4,642,344
                                                                     ---------------
                                                                          10,784,000
                                                                     ---------------
                 Ireland -- 0.1%
    2,045,000    Elan Capital Corp., Ltd.
                 6.500%, 11/10/2008                                        2,773,633
                                                                     ---------------
                 United Kingdom -- 0.3%
    3,270,000    Colt Telecom Group PLC
                 2.000%, 4/03/2007, (EUR)                                  4,835,168
                                                                     ---------------
                 United States -- 4.6%
    5,469,000    Amkor Technology, Inc.
                 5.000%, 3/15/2007                                         4,819,556
    3,035,000    AMR Corp., Senior Note
                 4.500%, 2/15/2024                                         2,097,944
      200,000    Builders Transport, Inc., Subordinated Note
                 6.500%, 5/01/2011(c) (d) (e) (f) (g)                             20
    1,000,000    Builders Transport, Inc., Subordinated Note
                 8.000%, 8/15/2005(c) (d) (e) (f) (g)                            100
    7,270,000    Chiron Corp.
                 1.625%, 8/01/2033                                         7,106,425
    3,120,000    Continental Airlines, Inc.
                 5.000%, 6/15/2023                                         2,141,100
      176,000    Dixie Group, Inc., Subordinated Note
                 7.000%, 5/15/2012                                           166,540
    9,018,000    Enzon, Inc.
                 4.500%, 7/01/2008                                         8,183,835
    3,901,000    EPIX Pharmaceuticals, Inc., Senior Note
                 3.000%, 6/15/2024                                         2,974,512
    4,865,000    Inhale Therapeutic Systems, Inc., Subordinated Note
                 3.500%, 10/17/2007                                        4,761,619
      500,000    IVAX Corp., Senior Note
                 1.500%, 3/01/2024(h)                                        564,375
    2,360,000    IVAX Corp., Senior Note
                 4.500%, 5/15/2008                                         2,357,050
    5,810,000    Kulicke & Soffa Industries, Inc., Subordinated Note
                 0.500%, 11/30/2008                                        4,292,137
      100,000    Kulicke & Soffa Industries, Inc., Subordinated Note
                 1.000%, 6/30/2010                                            75,875
    7,330,000    Level 3 Communications, Inc.
                 6.000%, 9/15/2009                                         3,839,087
      275,000    Level 3 Communications, Inc.
                 6.000%, 3/15/2010                                           141,281
    2,335,000    Liberty Media Corp.
                 3.500%, 1/15/2031                                         2,314,569
    2,822,000    Maxtor Corp., Subordinated Note
                 5.750%, 3/01/2012(g)                                      2,539,800
    1,180,000    Nektar Therapeutics, Subordinated Note, 144A
                 3.250%, 9/28/2012                                         1,241,950
      625,000    Nextel Communications, Inc., Senior Note
                 5.250%, 1/15/2010                                           629,687
      500,000    Preston Corp., Subordinated Note
                 7.000%, 5/01/2011                                           466,250
   10,385,000    Regeneron Pharmaceuticals, Inc., Subordinated Note
                 5.500%, 10/17/2008                                        9,839,787

  Principal
  Amount +    Description                                                          Value (a)
-----------------------------------------------------------------------------------------------
              United States -- continued
$     311,000 Richardson Electronics, Ltd., 144A
              7.750%, 12/15/2011                                                $       287,675
      600,000 SCI Systems, Inc. Subordinated Note
              3.000%, 3/15/2007                                                         577,500
   12,316,000 Valeant Pharmaceuticals International, Subordinated Note
              3.000%, 8/16/2010                                                      11,192,165
    8,885,000 Valeant Pharmaceuticals International, Subordinated Note
              4.000%, 11/15/2013                                                      8,052,031
    5,225,000 Vertex Pharmaceuticals, Inc., 144A
              5.750%, 2/15/2011                                                       8,216,312
                                                                                ---------------
                                                                                     88,879,182
                                                                                ---------------
              Total Convertible Bonds (Identified Cost $101,836,543)                107,271,983
                                                                                ---------------
              Non-Convertible Bonds -- 82.2%
              Argentina -- 0.8%
    2,405,000 Pecom Energia SA, 144A
              8.125%, 7/15/2010                                                       2,573,350
   34,415,000 Republic of Argentina
              2.000%, 9/30/2014, (ARS)(i)                                            12,204,236
    1,294,608 Republic of Argentina
              8.280%, 12/31/2033(k)                                                   1,335,388
                                                                                ---------------
                                                                                     16,112,974
                                                                                ---------------
              Brazil -- 1.2%
   11,297,000 Republic of Brazil
              8.250%, 1/20/2034                                                      11,353,485
    6,000,000 Republic of Brazil
              8.875%, 4/15/2024                                                       6,402,000
    5,026,000 Republic of Brazil
              10.125%, 5/15/2027                                                      6,021,148
                                                                                ---------------
                                                                                     23,776,633
                                                                                ---------------
              Canada -- 15.0%
    6,105,000 Abitibi-Consolidated, Inc.
              7.500%, 4/01/2028                                                       5,158,725
    1,295,000 Bombardier, Inc.
              7.350%, 12/22/2026, (CAD)                                                 921,305
    6,450,000 Bombardier, Inc., 144A
              7.450%, 5/01/2034                                                       5,450,250
    9,005,000 Calpine Canada Energy Finance ULC
              8.500%, 5/01/2008(h)                                                    5,380,487
    2,800,000 Calpine Canada Energy Finance ULC
              8.750%, 10/15/2007, (CAD)                                               1,493,333
   27,540,000 Canadian Government
              4.250%, 9/01/2008, (CAD)                                               24,225,250
  111,010,000 Canadian Government
              4.500%, 9/01/2007, (CAD)                                               97,545,561
   24,200,000 Canadian Government
              6.000%, 6/01/2008, (CAD)                                               22,180,731
      335,000 General Motors Acceptance Corp. of Canada, Ltd., Series E., (MTN)
              6.625%, 12/17/2010, (GBP)                                                 532,911
      825,000 General Motors Nova Scotia Finance Co.
              8.875%, 7/10/2023, (GBP)                                                1,105,717
      945,000 GMAC Canada Ltd.
              7.750%, 9/26/2008, (NZD)                                                  588,532
    3,750,000 Nortel Networks Corp.
              6.875%, 9/01/2023                                                       3,487,500
    8,435,000 North American Energy Partners, Inc., Senior Note
              8.750%, 12/01/2011                                                      8,013,250

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                                  Value (a)
---------------------------------------------------------------------------------------
              Canada -- continued
$   5,990,000 Province of British Columbia
              5.250%, 12/01/2006, (CAD)                                 $     5,265,584
   29,235,000 Province of British Columbia
              6.000%, 6/09/2008, (CAD)                                       26,770,207
   13,000,000 Province of Manitoba
              4.450%, 12/01/2008, (CAD)                                      11,495,131
    6,685,000 Province of Manitoba
              5.750%, 6/02/2008, (CAD)                                        6,081,941
    1,525,000 Province of Ontario
              3.500%, 9/08/2006, (CAD)                                        1,314,268
   33,780,000 Province of Ontario
              5.700%, 12/01/2008, (CAD)                                      30,903,833
    6,240,000 Province of Ontario
              5.900%, 3/08/2006, (CAD)                                        5,433,175
   18,470,000 Province of Saskatchewan
              5.500%, 6/02/2008, (CAD)                                       16,701,011
    8,500,000 Rogers Wireless Communications, Inc., Senior Note
              7.625%, 12/15/2011, (CAD)                                       7,768,817
    2,525,000 Rogers Wireless Communications, Inc., Senior Secured Note
              6.375%, 3/01/2014                                               2,537,625
                                                                        ---------------
                                                                            290,355,144
                                                                        ---------------
              Cayman Islands -- 0.3%
    1,000,000 Enersis SA, Cayman Island
              7.400%, 12/01/2016                                              1,065,759
    3,905,000 Vale Overseas, Ltd.
              8.250%, 1/17/2034                                               4,402,887
                                                                        ---------------
                                                                              5,468,646
                                                                        ---------------
              Chile -- 0.6%
    4,875,000 Empresa Nacional de Electricidad SA, Chile
              7.875%, 2/01/2027                                               5,247,387
      250,000 Empresa Nacional de Electricidad SA, Chile
              8.350%, 8/01/2013                                                 284,578
    1,700,000 Empresa Nacional de Electricidad SA, Chile
              8.625%, 8/01/2015                                               1,984,889
    4,525,000 Enersis SA, Chile
              7.375%, 1/15/2014                                               4,781,273
                                                                        ---------------
                                                                             12,298,127
                                                                        ---------------
              Ireland -- 0.6%
   12,230,000 Elan Finance Corp., Senior Note, 144A
              7.750%, 11/15/2011                                             10,762,400
                                                                        ---------------
              Mexico -- 3.8%
  141,400,000 United Mexican States
              8.000%, 12/07/2023, (MXN)                                      12,167,412
  473,800,000 United Mexican States
              9.000%, 12/20/2012, (MXN)                                      45,143,734
  160,000,000 United Mexican States
              10.000%, 12/05/2024, (MXN)                                     16,501,592
                                                                        ---------------
                                                                             73,812,738
                                                                        ---------------
              Netherlands -- 0.0%
      337,000 GMAC International Finance BV
              8.000%, 3/14/2007, (NZD)                                          228,477
                                                                        ---------------

  Principal
  Amount +    Description                                          Value (a)
-------------------------------------------------------------------------------
              Norway -- 0.3%
$  10,000,000 Kingdom of Norway
              5.500%, 5/15/2009, (NOK)                          $     1,649,558
   22,740,000 Kingdom of Norway
              6.750%, 1/15/2007, (NOK)                                3,650,534
                                                                ---------------
                                                                      5,300,092
                                                                ---------------
              Philippines -- 0.3%
    3,700,000 Philippine Long Distance Telephone Co., (MTN)
              8.350%, 3/06/2017                                       3,824,875
    1,851,938 Quezon Power, Ltd., Senior Secured Note,
              8.860%, 6/15/2017                                       1,805,639
                                                                ---------------
                                                                      5,630,514
                                                                ---------------
              Republic of Korea -- 0.6%
    5,470,000 Hanarotelecom, Inc., 144A
              7.000%, 2/01/2012                                       5,398,666
    5,000,000 Hynix Semiconductor, Inc., 144A
              9.875%, 7/01/2012                                       5,550,000
      300,000 Samsung Electronics Co., Ltd., 144A
              7.700%, 10/01/2027                                        333,555
                                                                ---------------
                                                                     11,282,221
                                                                ---------------
              Singapore -- 0.1%
    1,050,000 SP PowerAssets, Ltd., Series E, (MTN)
              3.730%, 10/22/2010, (SGD)                                 645,943
                                                                ---------------
              South Africa -- 0.1%
   11,405,000 Republic of South Africa
              12.500%, 12/21/2006, (ZAR)                              1,883,214
                                                                ---------------
              Supranational -- 2.2%
   15,543,570 European Investment Bank, 144A
              Zero Coupon, 9/12/2008, (BRL)                           4,575,624
   24,450,000 Inter-American Development Bank, Series E, (MTN)
              6.000%, 12/15/2017, (NZD)                              16,700,576
   80,000,000 Inter-American Development Bank, Series E, (MTN),
              Zero Coupon, 5/11/2009, (BRL)                          21,117,389
                                                                ---------------
                                                                     42,393,589
                                                                ---------------
              Sweden -- 1.5%
  207,265,000 Kingdom of Sweden
              6.500%, 5/05/2008, (SEK)                               29,478,248
                                                                ---------------
              United Kingdom -- 0.4%
    4,570,000 NTL Cable PLC
              9.750%, 4/15/2014, (GBP)                                8,122,862
                                                                ---------------
              United States -- 52.7%
    5,565,000 AES Corp. (The)
              8.375%, 3/01/2011, (GBP)                               10,112,306
    4,020,000 AES Corp. (The), Senior Note
              7.750%, 3/01/2014                                       4,261,200
    1,975,000 AES Corp. (The), Senior Subordinated Note
              8.875%, 11/01/2027                                      2,152,749
    9,525,000 AK Steel Corp., Guaranteed Senior Note
              7.750%, 6/15/2012                                       8,786,812
    9,520,000 Albertson's, Inc., Senior Note
              7.450%, 8/01/2029                                       8,211,981
      775,000 Albertson's, Inc., Senior Note
              8.000%, 5/01/2031                                         705,720
    1,240,000 Albertson's, Inc., Series C, (MTN)
              6.625%, 6/01/2028                                         990,090

                See accompanying notes to financial statements.

Investments as of September 30, 2005

   Principal
   Amount +     Description                                         Value (a)
--------------------------------------------------------------------------------
                United States -- continued
$     1,750,000 Altria Group, Inc.
                7.000%, 11/04/2013                               $     1,915,485
      1,442,789 American Airlines, Inc., Series 93A6
                8.040%, 9/16/2011                                      1,278,470
        750,000 American Airlines, Inc., Series 1999-1, Class A2
                7.024%, 10/15/2009                                       759,865
        825,000 American Airlines, Inc., Series 1999-1, Class B
                7.324%, 10/15/2009                                       722,830
        700,000 American Airlines, Inc., Series 2001-2, Class B
                8.608%, 4/01/2011                                        655,142
      9,853,000 American President Cos., Ltd., Senior Note
                8.000%, 1/15/2024                                     10,111,641
      6,450,000 Amkor Technology, Inc., Senior Note
                7.125%, 3/15/2011                                      5,563,125
        475,000 Amkor Technology, Inc., Senior Note
                7.750%, 5/15/2013                                        406,125
        925,000 Amkor Technology, Inc., Senior Subordinated Note
                10.500%, 5/01/2009(h)                                    786,250
      8,000,000 ASIF Global Financing, 144A
                2.380%, 2/26/2009, (SGD)                               4,682,243
     10,155,000 Astoria Depositor Corp., 144A
                8.144%, 5/01/2021                                     10,090,516
      7,786,254 Atlas Air, Inc., Series 1998-1, Class 1A
                7.380%, 1/02/2018                                      7,752,461
     16,288,877 Atlas Air, Inc., Series 1998-1, Class 1B
                7.680%, 1/02/2014(c)                                  13,748,626
      3,709,380 Atlas Air, Inc., Series 1999-1, Class A1
                7.200%, 1/02/2019                                      3,686,385
        440,293 Atlas Air, Inc., Series 1999-1, Class A2
                6.880%, 7/02/2009                                        423,468
      8,319,594 Atlas Air, Inc., Series 1999-1, Class B
                7.630%, 1/02/2015(c)                                   6,918,750
        784,915 Atlas Air, Inc., Series 2000-1, Class A
                8.707%, 1/02/2019                                        812,976
      5,323,737 Atlas Air, Inc., Series 2000-1, Class B
                9.057%, 1/02/2014(c)                                   4,915,619
    975,000,000 Barclays Bank PLC, 144A
                4.160%, 2/22/2010, (THB)                              22,352,905
 17,310,000,000 Barclays Financial LLC, 144A
                4.060%, 9/16/2010, (KRW)                              16,232,250
    529,000,000 Barclays Financial LLC, 144A
                4.100%, 3/22/2010, (THB)                              12,085,353
 21,340,000,000 Barclays Financial LLC, 144A
                4.460%, 9/23/2010, (KRW)                              20,355,925
        800,000 Bausch & Lomb, Inc.
                7.125%, 8/01/2028                                        861,949
     16,381,000 Borden, Inc.
                7.875%, 2/15/2023                                     13,104,800
      3,079,000 Borden, Inc.
                8.375%, 4/15/2016                                      2,863,470
      4,557,000 Borden, Inc.
                9.200%, 3/15/2021                                      4,146,870
        500,000 Bowater, Inc.
                6.500%, 6/15/2013                                        466,250
      8,470,000 Calpine Corp., Senior Note
                7.750%, 4/15/2009                                      4,404,400
        900,000 Calpine Corp., Senior Note
                7.875%, 4/01/2008(h)                                     531,000
      7,410,000 Calpine Corp., Senior Note
                8.500%, 2/15/2011(h)                                   3,927,300

  Principal
  Amount +    Description                                            Value (a)
------------------------------------------------------------------------------------
              United States -- continued
$   3,560,000 Calpine Corp., Senior Note
              8.625%, 8/15/2010(h)                                $     1,869,000
      355,000 Chesapeake Energy Corp. 144A
              6.500%, 8/15/2017                                           361,212
      425,000 Cincinnati Bell, Inc.
              8.375%, 1/15/2014                                           418,625
    2,500,000 CIT Group, Inc., Series E, Senior Note, (MTN)
              5.500%, 12/01/2014, (GBP)                                 4,514,301
   18,650,000 Citibank NA, 144A
              15.000%, 7/02/2010, (BRL)                                 8,755,022
      925,000 Coastal Corp.
              7.750%, 6/15/2010                                           943,500
    5,320,000 Columbia/HCA, Inc.
              7.050%, 12/01/2027                                        5,024,804
      500,000 Columbia/HCA, Inc.
              7.500%, 12/15/2023                                          496,539
      500,000 Columbia/HCA, Inc. (MTN)
              7.580%, 9/15/2025                                           495,456
    1,204,453 Continental Airlines, Inc., Series 1997-4, Class 4A
              6.900%, 1/02/2018                                         1,177,218
    4,111,029 Continental Airlines, Inc., Series 1997-4, Class 4B
              6.900%, 1/02/2017                                         3,516,385
    1,544,726 Continental Airlines, Inc., Series 1998-1, Class 1B
              6.748%, 3/15/2017                                         1,336,188
    1,646,119 Continental Airlines, Inc., Series 1999-1, Class A
              6.545%, 2/02/2019                                         1,614,052
    7,670,702 Continental Airlines, Inc., Series 1999-1, Class B
              6.795%, 8/02/2018                                         6,637,699
    3,471,945 Continental Airlines, Inc., Series 1999-1, Class C
              6.954%, 8/02/2009                                         3,042,420
    2,003,332 Continental Airlines, Inc., Series 1999-2, Class B
              7.566%, 3/15/2020                                         1,742,265
      556,537 Continental Airlines, Inc., Series 2001-1, Class A1
              6.703%, 6/15/2021                                           528,750
      950,546 Continental Airlines, Inc., Series 2001-1, Class B
              7.373%, 12/15/2015                                          830,452
    6,589,682 Continental Airlines, Inc., Series 2002-2, Class B
              8.307%, 4/02/2018                                         5,819,683
    6,225,000 Corning, Inc.
              5.900%, 3/15/2014                                         6,315,605
    6,220,000 Corning, Inc.
              6.200%, 3/15/2016                                         6,397,880
      650,000 Corning, Inc.
              6.750%, 9/15/2013                                           696,178
    1,000,000 Corning, Inc.
              6.850%, 3/01/2029                                         1,009,241
      400,000 CSC Holdings, Inc., Senior Note
              7.875%, 2/15/2018                                           382,000
      250,000 CSC Holdings, Inc., Series B, Senior Note
              8.125%, 7/15/2009                                           251,875
      250,000 CSC Holdings, Inc., Series B, Senior Note
              8.125%, 8/15/2009                                           251,875
    2,145,000 Cummins, Inc.
              7.125%, 3/01/2028                                         2,177,175
      310,000 Dana Corp.
              5.850%, 1/15/2015                                           243,158
      460,000 Dana Corp.
              7.000%, 3/15/2028                                           349,922
    1,610,000 Dana Corp.
              7.000%, 3/01/2029                                         1,226,044

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +    Description                                         Value (a)
---------------------------------------------------------------------------------
              United States -- continued
$     200,000 Delphi Automotive Systems Corp.
              6.550%, 6/15/2006(l)                             $       147,000
   11,700,000 Delphi Automotive Systems Corp.
              7.125%, 5/01/2029(l)                                   7,488,000
      425,000 Dillard's, Inc.
              7.875%, 1/01/2023                                        420,750
    7,285,000 Dillard's, Inc.
              6.625%, 1/15/2018                                      6,775,050
    1,350,000 Dillard's, Inc.
              7.000%, 12/01/2028                                     1,242,000
    1,600,000 Dillard's, Inc.
              7.130%, 8/01/2018                                      1,520,000
    1,500,000 Dillard's, Inc.
              7.750%, 7/15/2026                                      1,455,000
      900,000 Dynegy Holdings, Inc.
              7.125%, 5/15/2018                                        832,500
    3,705,000 Edison Mission Energy Corp., Senior Note
              7.730%, 6/15/2009                                      3,908,775
      260,000 El Paso CGP, Co.
              6.375%, 2/01/2009                                        253,500
   14,215,000 El Paso CGP, Co.
              6.950%, 6/01/2028                                     12,793,500
    1,965,000 EL Paso Corp.
              7.000%, 5/15/2011                                      1,960,088
      750,000 EL Paso Corp., Senior Note, (MTN)
              7.800%, 8/01/2031                                        751,875
    1,600,000 El Paso Energy Corp.
              6.750%, 5/15/2009                                      1,584,000
    1,000,000 EL Paso Energy Corp., (MTN)
              7.750%, 1/15/2032(i)                                   1,007,500
    4,000,000 FHLMC
              3.220%, 6/20/2007, (SGD)                               2,395,624
   29,200,000 FNMA
              2.290%, 2/19/2009, (SGD)                              17,108,411
    6,500,000 FNMA
              2.375%, 2/15/2007                                      6,328,335
    9,000,000 FNMA,
              Zero Coupon, 10/29/2007, (NZD)                         5,415,945
    1,000,000 Foot Locker, Inc.
              8.500%, 1/15/2022                                      1,087,500
      150,000 Ford Motor Co.
              6.625%, 10/01/2028                                       108,375
    2,110,000 Friendly Ice Cream Corp., Guaranteed Senior Note
              8.375%, 6/15/2012                                      1,993,950
   50,275,000 General Electric Capital Corp.
              6.500%, 9/28/2015, (NZD)                              34,067,679
   30,350,000 General Electric Capital Corp.
              6.625%, 2/04/2010, (NZD)                              20,873,607
      500,000 General Electric Capital Corp., Series E, (MTN)
              1.725%, 6/27/2008, (SGD)                                 288,850
    3,100,000 General Electric Capital Corp., Series E, (MTN)
              6.125%, 5/17/2012, (GBP)                               5,890,703
    6,625,000 General Motors Acceptance Corp.
              4.5588%, 7/16/2007(i)                                  6,442,309
    8,000,000 General Motors Acceptance Corp.
              4.670%, 3/20/2007(i)                                   7,832,112
    3,401,000 General Motors Acceptance Corp., Series E, (MTN)
              7.500%, 12/01/2006, (NZD)                              2,249,849

  Principal
  Amount +    Description                                                  Value (a)
---------------------------------------------------------------------------------------
              United States -- continued
$   1,350,000 Georgia-Pacific Corp.
              7.250%, 6/01/2028                                         $     1,388,813
    3,200,000 Georgia-Pacific Corp.
              7.375%, 12/01/2025                                              3,328,000
    3,775,000 Georgia-Pacific Corp.
              7.750%, 11/15/2029                                              4,048,688
      885,000 Goodyear Tire & Rubber
              7.000%, 3/15/2028                                                 716,850
    1,845,000 Goodyear Tire & Rubber, 144A
              9.000%, 7/01/2015                                               1,817,325
    2,590,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note
              7.750%, 12/15/2013                                              2,376,325
      840,000 Hawaiian Telcom Communications, Inc., Senior Subordinated
              Note, 144A
              12.500%, 5/01/2015                                                848,400
    1,000,000 HCA, Inc., Senior Note
              5.750%, 3/15/2014                                                 953,172
      270,000 Hercules, Inc., Subordinated Note
              6.500%, 6/30/2029                                                 211,275
    1,780,000 Hertz Corp., Senior Note
              6.350%, 6/15/2010                                               1,683,218
      695,000 Hertz Corp., Senior Note
              6.900%, 8/15/2014                                                 643,715
   16,050,000 HSBC Bank USA, 144A
              3.310%, 8/25/2010                                              16,255,440
    2,515,000 IMC Global, Inc.
              7.300%, 1/15/2028                                               2,584,163
    1,880,000 IMC Global, Inc.
              7.375%, 8/01/2018                                               1,929,350
      640,000 JC Penney Co., Inc.
              7.125%, 11/15/2023                                                704,000
   92,000,000 JPMorgan Chase Bank NA, 144A,
              Zero Coupon, 5/17/2010, (BRL)                                  22,114,404
    1,500,000 K Hovnanian Enterprises, Inc., Senior Note
              6.375%, 12/15/2014                                              1,426,502
      500,000 K Hovnanian Enterprises, Inc., Senior Note, 144A
              6.250%, 1/15/2016                                                 465,574
   12,035,000 Lucent Technologies, Inc.
              6.450%, 3/15/2029                                              10,530,625
    1,250,000 McDonald's Corp., Series E, (MTN)
              3.6275%, 10/10/2010, (SGD)                                        760,520
    1,131,000 Missouri Pacific Railroad Co.
              5.000%, 1/01/2045                                                 843,241
    1,000,000 Morgan Stanley
              5.375%, 11/14/2013, (GBP)                                       1,805,853
    1,000,000 Navistar International
              6.250%, 3/01/2012                                                 950,000
    2,145,000 NGC Corp.
              7.625%, 10/15/2026                                              1,984,125
    7,670,000 NGC Corp. Capital Trust, Series B
              8.316%, 6/01/2027                                               6,883,825
    3,175,000 Northern Telecom Capital Corp.
              7.875%, 6/15/2026                                               3,111,500
      250,235 Northwest Airlines Corp.
              7.950%, 3/01/2015(d)                                              190,581
    6,145,000 Owens-Illinois, Inc., Senior Note
              7.800%, 5/15/2018                                               6,175,725
    3,000,000 Pemex Project Funding Master Trust, 144A
              8.625%, 12/01/2023                                              3,652,500

                See accompanying notes to financial statements.

Investments as of September 30, 2005

  Principal
  Amount +       Description                                                     Value (a)
---------------------------------------------------------------------------------------------
                 United States -- continued
$   4,350,000    Pemex Project Funding Master Trust, 144A
                 9.500%, 9/15/2027                                            $     5,713,725
    2,000,000    Pharma Services Intermediate Holdings Corp., Senior Note,
                 Convertible,
                 0.00% (step to 11.50% on 4/01/2009), 4/01/2014(j)                  1,480,000
    1,920,000    Pioneer Natural Resource
                 5.875%, 7/15/2016                                                  1,889,002
      800,000    Qwest Capital Funding, Inc.
                 6.500%, 11/15/2018                                                   664,000
   33,450,000    Qwest Capital Funding, Inc.
                 6.875%, 7/15/2028                                                 27,512,625
      950,000    Qwest Capital Funding, Inc.
                 7.250%, 2/15/2011                                                    904,875
    1,700,000    Qwest Capital Funding, Inc.
                 7.750%, 2/15/2031                                                  1,466,250
    2,025,000    Qwest Capital Funding, Inc., Guaranteed Note
                 7.000%, 8/03/2009                                                  1,979,438
    2,420,000    Qwest Capital Funding, Inc., Guaranteed Note
                 7.625%, 8/03/2021                                                  2,117,500
    1,350,000    Qwest Corp.
                 7.250%, 9/15/2025                                                  1,258,875
    6,100,000    SLM Corp.
                 6.500%, 6/15/2010, (NZD)                                           4,178,682
    2,595,000    Sungard Data Systems, Inc., 144A
                 10.250%, 8/15/2015                                                 2,627,438
    1,810,000    Sungard Data Systems, Inc., Senior Note, 144A
                 9.125%, 8/15/2013                                                  1,875,613
    6,405,000    Telcordia Technologies, Inc., Senior Subordinated Note, 144A
                 10.000%, 3/15/2013                                                 6,052,725
      496,687    Tiverton Power Associates, LP, 144A
                 9.000%, 7/15/2018                                                    342,714
    3,680,000    Toys R US, Inc.
                 7.375%, 10/15/2018                                                 2,944,000
      315,000    TXU Corp.
                 5.550%, 11/15/2014                                                   299,038
    2,225,000    TXU Corp.
                 6.550%, 11/15/2034                                                 2,065,027
    5,000,000    U.S. Treasury Note
                 1.625%, 2/28/2006                                                  4,954,885
   95,775,000    U.S. Treasury Note
                 2.500%, 5/31/2006                                                 94,820,985
   49,730,000    U.S. Treasury Note
                 2.625%, 5/15/2008                                                 47,822,407
   29,225,000    U.S. Treasury Note
                 2.750%, 6/30/2006                                                 28,948,736
   50,270,000    U.S. Treasury Note
                 3.000%, 2/15/2008                                                 48,940,610
  100,000,000    U.S. Treasury Note
                 3.625%, 4/30/2007                                                 99,156,200
   25,000,000    U.S. Treasury Note
                 3.625%, 6/30/2007                                                 24,761,725
   38,000,000    U.S. Treasury Note
                 4.375%, 5/15/2007                                                 38,126,160
    1,020,000    United Rentals North America, Inc., Senior Subordinated Note
                 7.000%, 2/15/2014                                                    946,050
    2,500,000    Wal-Mart Stores, Inc.
                 4.750%, 1/29/2013, (GBP)                                           4,430,074
      600,000    Williams Cos., Inc.
                 7.875%, 9/01/2021                                                    660,000

  Principal
  Amount +    Description                                                     Value (a)
------------------------------------------------------------------------------------------
              United States -- continued
$     965,000 Williams Cos., Inc., Senior Note
              7.750%, 6/15/2031                                            $     1,044,613
    8,600,000 Williams Cos., Inc., Series A
              7.500%, 1/15/2031                                                  9,137,500
   15,550,000 Xerox Capital Trust I, Guaranteed Note
              8.000%, 2/01/2027                                                 16,133,125
    1,730,000 Xerox Corp., (MTN)
              7.200%, 4/01/2016                                                  1,885,700
                                                                           ---------------
                                                                             1,021,954,624
                                                                           ---------------
              Uruguay -- 0.2%
    1,600,000 Republic of Uruguay
              7.500%, 3/15/2015                                                  1,640,000
    2,877,483 Republic of Uruguay
              7.875%, 1/15/2033(k)                                               2,823,530
                                                                           ---------------
                                                                                 4,463,530
                                                                           ---------------
              Venezuela -- 1.5%
   16,535,000 Cerro Negro Finance, Ltd., 144A
              7.900%, 12/01/2020                                                15,749,588
   13,790,000 Petrozuata Finance, Inc., Series B, 144A
              8.220%, 4/01/2017                                                 13,169,450
                                                                           ---------------
                                                                                28,919,038
                                                                           ---------------
              Total Non-Convertible Bonds (Identified Cost $1,539,895,373)   1,592,889,014
                                                                           ---------------
              Total Bonds and Notes (Identified Cost $1,641,731,916)         1,700,160,997
                                                                           ---------------
   Shares
------------------------------------------------------------------------------------------
Common Stocks -- 4.4%
              Brazil -- 0.3%
      117,000 Cia Vale do Rio Doce, ADR                                          5,131,620
                                                                           ---------------
              United States -- 4.1%
    1,371,000 Associated Estates Realty Corp. (REIT)                            13,435,800
      137,000 Camden Property Trust (REIT)                                       7,637,750
       53,260 Chesapeake Energy Corp.                                            2,037,195
       36,565 CIM High Yield Securities Fund                                       153,573
       41,343 Corning, Inc.                                                        799,160
      182,500 Developers Diversified Realty Corp. (REIT)                         8,522,750
      282,500 Duke Energy Corp.                                                  8,240,525
      460,000 Equity Residential Properties Trust (REIT)                        17,411,000
    1,063,850 High Income Opportunity Fund, Inc.                                 6,691,617
      632,475 Managed High Income Portfolio, Inc.                                3,946,644
      110,211 Morgan Stanley Emerging Markets Debt Fund, Inc.(h)                 1,142,888
      117,700 Simon Property Group, Inc. (REIT)                                  8,723,924
                                                                           ---------------
                                                                                78,742,826
                                                                           ---------------
              Total Common Stocks (Identified Cost $66,439,343)                 83,874,446
                                                                           ---------------
Preferred Stocks -- 2.8%
              Philippines -- 0.4%
      156,314 Philippine Long Distance Telephone Co., Sponsored GDR,
              Convertible,
              $3.50, 12/31/2049                                                  8,206,485
                                                                           ---------------
              United States -- 2.4%
      121,150 AES Trust III, Convertible,
              6.75%, 10/15/2029                                                  5,875,775
       36,725 CMS Energy Trust I, Convertible,
              7.75%, 7/15/2027                                                   1,836,250

                See accompanying notes to financial statements.

Investments as of September 30, 2005

   Shares     Description                                                        Value (a)
----------------------------------------------------------------------------------------------
Preferred Stocks -- continued
              United States -- continued
       51,500 Cummins Capital Trust I, Convertible,
              7.00%, 6/15/2031                                                $     4,802,375
        1,100 Delphi Trust I,
              8.25%, 10/15/2033                                                        10,285
       41,300 Felcor Lodging Trust, Inc. (REIT), Convertible,
              8.08%, 12/13/2049                                                     1,011,850
       24,550 Host Marriott Finance Trust (REIT), Convertible,
              6.75%, 12/2/2026                                                      1,350,250
       13,100 Lucent Technologies Capital Trust I, Convertible,
              7.75%, 3/15/2017                                                     13,214,625
       15,000 Newell Financial Trust I, Convertible,
              5.25%, 12/1/2027                                                        658,125
      312,900 Owens-Illinois, Inc., Convertible,
              4.75%, 12/31/2049                                                    11,303,513
          800 Pacific Gas & Electric Co., Series G,
              4.80%                                                                    17,200
      267,925 Travelers Property Casualty, Convertible,
              4.50%, 4/15/2032                                                      6,446,275
       11,000 United Rentals Trust I, Convertible,
              6.50%, 8/1/2028                                                         442,750
                                                                              ---------------
                                                                                   46,969,273
                                                                              ---------------
              Total Preferred Stocks (Identified Cost $48,853,165)                 55,175,758
                                                                              ---------------
  Principal
  Amount +
----------------------------------------------------------------------------------------------
Short-Term Investments -- 6.4%
$ 116,460,129 Repurchase Agreement with Investors Bank & Trust Co. dated
              9/30/2005 at 2.75% to be repurchased at $116,486,818 on
              10/03/2005, collateralized by $20,742,826 Federal Home Loan
              Mortgage Association Bond, 4.268%, due 1/15/2033 valued at
              $21,000,000, $62,521,043 Federal National Mortgage
              Association Bond, with rates of 3.872% -- 4.180%, with
              maturities from 5/25/2034 -- 10/1/2041 valued at
              $63,000,000, $20,739,274 Government National Mortgage
              Association Bond, 4.625%, due 1/20/2034 valued at
              $21,000,000, and $16,040,480 Small Business Administration
              Bond, with rates of 6.125% -- 6.74%, with maturities from
              6/25/2019 -- 1/25/2029 valued at $17,283,136                        116,460,129
    7,747,758 Repurchase Agreement with Merrill Lynch & Co, dated 9/30/2005 at 3.93% to be repurchased at $7,750,295 on 10/03/2005,
              collateralized by $7,747,580 Federal Home Loan Mortgage
              Association Bond, with rates of 0.00% -- 6.25%, with maturities
              from 1/30/07 -- 7/15/32 valued at $7,902,725(m)                       7,747,758
                                                                              ---------------
              Total Short-Term Investments (Identified Cost $124,207,887)         124,207,887
                                                                              ---------------
              Total Investments -- 101.4%
              (Identified Cost $1,881,232,311)(b)                               1,963,419,088
              Other assets less liabilities -- (1.4)%                             (26,571,347)
                                                                              ---------------
              Total Net Assets -- 100%                                        $ 1,936,847,741
                                                                              ===============

         (a) See Note 2a of Notes to Financial Statements.
         (b) Federal Tax Information:
             At September 30, 2005, the net unrealized appreciation on
             investments based on cost of $1,883,611,622 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                               $   109,892,422
             Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                   (30,084,956)
                                                                                      ---------------
             Net unrealized appreciation                                             $    79,807,466
                                                                                      ===============
         (c) Non-income producing security.
         (d) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.
         (e) Security valued at fair value as determined in good faith by or under the direction of the
             Board of Trustees.
         (f) Security is in default of principal and/or interest payments.
         (g) Illiquid security. At September 30, 2005, the value of these securities amounted to
             $2,539,920 or 0.1% of net assets.
         (h) All or a portion of this security was on loan to brokers at September 30, 2005.
         (i) Variable rate security whose interest rate varies with changes in a designated base rate
             (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
         (j) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.
         (k) All or a portion of interest payment is paid in-kind.
         (l) Became non-income producing effective October 8, 2005 due to bankruptcy filing.
         (m) Represents investment of securities lending collateral.
           + Principal amount is in U.S. dollars unless otherwise noted.
     ADR/GDR An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a U.S. Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.
       FHLMC Federal Home Loan Mortgage Corporation
        FNMA Federal National Mortgage Association
         MTN Medium Term Note
        REIT Real Estate Investment Trust
        144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the value of these securities amounted to
             $229,990,104 or 11.9% of net assets.
         ARS Argentine Peso
         BRL Brazilian Real
         CAD Canadian Dollar
         EUR Euro
         GBP British Pound
         KRW South Korean Won
         MXN Mexican Peso
         NOK Norwegian Krone
         NZD New Zealand Dollar
         SEK Swedish Krona
         SGD Singapore Dollar
         THB Thai Baht
         ZAR South African Rand

                See accompanying notes to financial statements.

Investments as of September 30, 2005


Holdings at September 30, 2005 as a Percentage of Net Assets (unaudited)

                        Treasuries                20.0%
                        Sovereigns                13.0
                        Foreign Local Governments  7.1
                        Banking                    6.3
                        Technology                 5.9
                        Electric                   4.2
                        Pharmaceuticals            3.9
                        Wirelines                  3.4
                        Non Captive Diversified    3.1
                        REITs                      2.9
                        Transportation Services    2.9
                        Supranational              2.2
                        Other, less than 2% each  20.1

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                      STATEMENTS OF ASSETS & LIABILITIES

September 30, 2005

                                                                                               Limited Term
                                                                                              Government and
                                           Core Plus Bond Fund        High Income Fund         Agency Fund
                                          ---------------------    ---------------------  ---------------------
                                          ---------------------    ---------------------  ---------------------
ASSETS
 Investments at cost                      $         246,909,334    $          38,403,758  $         163,819,775
 Repurchase agreements at cost                        2,904,133                1,070,282             17,368,595
 Net unrealized appreciation
   (depreciation)                                       585,115                2,426,477             (1,054,918)
                                          ---------------------    ---------------------  ---------------------
   Investments at value                             250,398,582               41,900,517            180,133,452
 Receivable for Fund shares sold                      1,197,630                   28,087                 63,292
 Receivable for securities sold                       2,841,357                   32,402              1,308,495
 Dividends and interest receivable                    2,734,531                  651,838                972,826
 Tax reclaims receivable                                     --                      144                     --
 Receivable from investment adviser                          --                   30,944                     --
 Securities lending income receivable                       969                    5,191                  1,853
 Prepaid expense                                            720                       82                    242
                                          ---------------------    ---------------------  ---------------------
   TOTAL ASSETS                                     257,173,789               42,649,205            182,480,160
                                          ---------------------    ---------------------  ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value                                                     --                  326,432                     --
 Payable for securities purchased                     3,242,337                  576,144             17,110,136
 Payable for Fund shares redeemed                       453,986                  101,695                131,114
 Dividends payable                                      365,132                   98,041                108,675
 Management fees payable                                151,966                   20,673                 68,475
 Deferred Trustees' fees                                201,381                   49,660                176,337
 Transfer agent fees payable                            206,422                   17,498                 40,377
 Administrative fees payable                             13,396                    2,154                  9,205
 Other accounts payable and accrued
   expenses                                              81,424                   51,747                 57,014
                                          ---------------------    ---------------------  ---------------------
   TOTAL LIABILITIES                                  4,716,044                1,244,044             17,701,333
                                          ---------------------    ---------------------  ---------------------
NET ASSETS                                $         252,457,745    $          41,405,161  $         164,778,827
                                          =====================    =====================  =====================
NET ASSETS CONSIST OF:
 Paid-in capital                          $         271,877,715    $         122,535,799  $         191,851,664
 Undistributed (overdistributed) net
   investment income                                  2,160,307                  (64,686)              (134,584)
 Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions                                     (22,171,364)             (83,494,563)           (25,883,335)
 Net unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                        591,087                2,428,611             (1,054,918)
                                          ---------------------    ---------------------  ---------------------
NET ASSETS                                $         252,457,745    $          41,405,161  $         164,778,827
                                          =====================    =====================  =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE:
 Class A shares:
   Net assets                             $         105,111,457    $          25,817,076  $         141,417,316
                                          =====================    =====================  =====================
   Shares of beneficial interest                      9,211,887                5,184,679             12,748,538
                                          =====================    =====================  =====================
   Net asset value and redemption price
    per share                             $               11.41    $                4.98  $               11.09
                                          =====================    =====================  =====================
   Offering price per share
    (100/[100-maximum sales charge] of
    net asset value)                      $               11.95    $                5.21  $               11.43
                                          =====================    =====================  =====================
 Class B shares: (redemption price is
   equal to net asset value less any
   applicable contingent deferred sales
   charge)
   Net assets                             $         132,221,276    $          12,033,607  $          15,114,209
                                          =====================    =====================  =====================
   Shares of beneficial interest                     11,583,483                2,415,247              1,365,648
                                          =====================    =====================  =====================
   Net asset value and offering price
    per share                             $               11.41    $                4.98  $               11.07
                                          =====================    =====================  =====================
 Class C shares: (redemption price is
   equal to net asset value less any
   applicable contingent deferred sales
   charge)
   Net assets                             $           6,065,000    $           3,554,478  $           5,714,799
                                          =====================    =====================  =====================
   Shares of beneficial interest                        530,974                  713,702                515,548
                                          =====================    =====================  =====================
   Net asset value and offering price
    per share                             $               11.42    $                4.98  $               11.08
                                          =====================    =====================  =====================
 Class Y shares:
   Net assets                             $           9,060,012    $                  --  $           2,532,503
                                          =====================    =====================  =====================
   Shares of beneficial interest                        790,604                       --                227,492
                                          =====================    =====================  =====================
   Net asset value, offering and
    redemption price per share            $               11.46    $                  --  $               11.13
                                          =====================    =====================  =====================

 Total value of securities on loan        $                  --    $             317,864  $                  --
                                          =====================    =====================  =====================

                See accompanying notes to financial statements.

          Massachusetts
            Tax Free               Municipal                Strategic
           Income Fund            Income Fund              Income Fund
      ---------------------  ---------------------    ---------------------
                             ---------------------    ---------------------
      $          73,944,884  $         103,666,989    $       1,757,024,424
                    760,125              1,936,077              124,207,887
                  4,360,233              4,203,517               82,186,777
      ---------------------  ---------------------    ---------------------
                 79,065,242            109,806,583            1,963,419,088
                        988                  3,236               25,497,633
                    115,942                 35,451                       --
                  1,300,457              1,620,239               23,616,872
                         --                     --                   11,264
                      3,589                     --                       --
                         --                     --                  110,999
                        189                    182                    1,505
      ---------------------  ---------------------    ---------------------
                 80,486,407            111,465,691            2,012,657,361
      ---------------------  ---------------------    ---------------------
                         --                     --                7,747,758
                         --                837,377               61,451,482
                     50,686                433,004                1,778,164
                     62,735                103,850                3,232,172
                     39,931                 44,588                  922,128
                     57,419                119,045                  134,675
                      9,362                 12,368                  234,990
                      4,415                  5,924                   68,898
                     36,860                 44,765                  239,353
      ---------------------  ---------------------    ---------------------
                    261,408              1,600,921               75,809,620
      ---------------------  ---------------------    ---------------------
      $          80,224,999  $         109,864,770    $       1,936,847,741
      =====================  =====================    =====================
      $          78,407,023  $         106,343,460    $       1,884,673,306
                     17,655                140,917               13,786,896
                 (2,559,912)              (823,124)             (43,592,817)
                  4,360,233              4,203,517               81,980,356
      ---------------------  ---------------------    ---------------------
      $          80,224,999  $         109,864,770    $       1,936,847,741
      =====================  =====================    =====================
      $          77,018,486  $         102,255,243    $         977,198,057
      =====================  =====================    =====================
                  4,635,184             13,673,934               68,946,276
      =====================  =====================    =====================
      $               16.62  $                7.48    $               14.17
      =====================  =====================    =====================
      $               17.36  $                7.83    $               14.84
      =====================  =====================    =====================
      $           3,206,513  $           7,609,527    $         144,080,835
      =====================  =====================    =====================
                    193,407              1,016,400               10,132,667
      =====================  =====================    =====================
      $               16.58  $                7.49    $               14.22
      =====================  =====================    =====================
      $                  --  $                  --    $         765,199,863
      =====================  =====================    =====================
                         --                     --               53,825,835
      =====================  =====================    =====================
      $                  --  $                  --    $               14.22
      =====================  =====================    =====================
      $                  --  $                  --    $          50,368,986
      =====================  =====================    =====================
                         --                     --                3,553,734
      =====================  =====================    =====================
      $                  --  $                  --    $               14.17
      =====================  =====================    =====================

      $                  --  $                  --    $           7,542,497
      =====================  =====================    =====================

                           STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2005

                                                                                        Limited Term Government
                                           Core Plus Bond Fund      High Income Fund        and Agency Fund
                                          ---------------------  ---------------------  -----------------------
                                          ---------------------  ---------------------   ---------------------
NET INVESTMENT INCOME
 Dividends                                $                  --  $             102,887   $                  --
 Interest                                            13,647,132              3,415,219               5,552,283
 Securities lending income                               20,238                 37,568                  23,347
 Less net foreign taxes withheld                             --                   (676)                     --
                                          ---------------------  ---------------------   ---------------------
                                                     13,667,370              3,554,998               5,575,630
                                          ---------------------  ---------------------   ---------------------
 Expenses
   Management fees                                    1,138,592                260,872                 785,427
   Service fees - Class A                               279,297                 61,987                 318,965
   Service and distribution fees -
    Class B                                           1,420,420                155,393                 131,049
   Service and distribution fees -
    Class C                                              62,026                 31,446                  62,191
   Trustees' fees and expenses                           56,309                 21,175                  39,024
   Administrative fees                                  170,210                 27,317                  96,860
   Custodian fees                                        88,441                 57,987                  60,700
   Transfer agent fees - Class A, Class
    B, Class C                                          779,995                132,796                 301,044
   Transfer agent fees - Class Y                         36,549                     --                  16,619
   Audit and tax services                                31,412                 38,685                  24,909
   Legal fees                                            19,161                  5,216                   8,983
   Shareholder reporting                                123,351                 40,103                  80,290
   Registration                                          57,505                 46,554                  64,594
   Miscellaneous                                         20,929                  9,422                  12,735
                                          ---------------------  ---------------------   ---------------------
 Total expenses                                       4,284,197                888,953               2,003,390
   Less waiver/reimbursement                           (154,449)               (61,643)                (11,830)
                                          ---------------------  ---------------------   ---------------------
 Net expenses                                         4,129,748                827,310               1,991,560
                                          ---------------------  ---------------------   ---------------------
 Net investment income                                9,537,622              2,727,688               3,584,070
                                          ---------------------  ---------------------   ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
 Realized gain (loss) on:
   Investments - net                                  4,285,731              1,682,732                  (6,238)
   Foreign currency transactions - net                   57,608                 14,573                      --
 Change in unrealized appreciation
   (depreciation) of:
   Investments - net                                 (8,318,611)              (252,818)             (1,789,947)
   Foreign currency translations - net                  (14,780)                 1,492                      --
                                          ---------------------  ---------------------   ---------------------
 Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                             (3,990,052)             1,445,979              (1,796,185)
                                          ---------------------  ---------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $           5,547,570  $           4,173,667   $           1,787,885
                                          =====================  =====================   =====================






                See accompanying notes to financial statements.

       Massachusetts Tax          Municipal               Strategic
       Free Income Fund          Income Fund             Income Fund
     ---------------------  ---------------------   ---------------------
                            ---------------------   ---------------------
     $                  --  $                  --   $           4,642,868
                 3,968,317              5,454,265              69,081,045
                        --                     --                 474,028
                        --                     --                 (55,901)
     ---------------------  ---------------------   ---------------------
                 3,968,317              5,454,265              74,142,040
     ---------------------  ---------------------   ---------------------
                   495,163                558,306               7,659,002
                   196,494                268,285               1,531,878
                    39,296                 82,344               1,366,616
                        --                     --               4,824,725
                    24,118                 35,995                  83,418
                    52,354                 73,067                 773,439
                    36,828                 39,328                 349,740
                   102,737                129,268               1,980,198
                        --                     --                  39,437
                    25,906                 26,137                  40,474
                     5,436                  7,491                  72,852
                    28,754                 31,690                 498,570
                    20,115                 35,237                 193,471
                     8,941                  8,973                  67,938
     ---------------------  ---------------------   ---------------------
                 1,036,142              1,296,121              19,481,758
                    (3,589)                    --                      --
     ---------------------  ---------------------   ---------------------
                 1,032,553              1,296,121              19,481,758
     ---------------------  ---------------------   ---------------------
                 2,935,764              4,158,144              54,660,282
     ---------------------  ---------------------   ---------------------

                   447,715              1,495,771              21,255,490
                        --                     --                 707,981
                  (258,210)            (1,327,773)             28,039,775
                        --                     --                (505,997)
     ---------------------  ---------------------   ---------------------
                   189,505                167,998              49,497,249
     ---------------------  ---------------------   ---------------------
     $           3,125,269  $           4,326,142   $         104,157,531
     =====================  =====================   =====================

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                            Core Plus Bond Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2005                   2004
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           9,537,622  $          11,076,363
  Net realized gain (loss) on investments and
   foreign currency transactions                           4,343,339              9,525,887
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations                                  (8,333,391)            (6,354,947)
                                               ---------------------  ---------------------
  Increase (decrease) in net assets resulting
   from operations                                         5,547,570             14,247,303
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (5,451,945)            (5,832,828)
   Class B                                                (5,851,384)            (5,866,726)
   Class C                                                  (254,068)              (259,130)
   Class Y                                                  (529,060)              (806,864)
                                               ---------------------  ---------------------
  Total distributions                                    (12,086,457)           (12,765,548)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 10)                                  (26,672,030)           (36,519,835)
                                               ---------------------  ---------------------
  Redemption Fees
   Class A                                                       578                    164
   Class B                                                       727                    204
   Class C                                                        32                      7
   Class Y                                                        53                     17
                                               ---------------------  ---------------------
                                                               1,390                    392
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                  (33,209,527)           (35,037,688)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of year                                      285,667,272            320,704,960
                                               ---------------------  ---------------------
  End of year                                  $         252,457,745  $         285,667,272
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $           2,160,307  $           2,485,658
                                               =====================  =====================

                                                             High Income Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2005                   2004
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           2,727,688  $           3,223,716
  Net realized gain (loss) on investments and
   foreign currency transactions                           1,697,305              2,160,377
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations                                    (251,326)              (389,892)
                                               ---------------------  ---------------------
  Increase (decrease) in net assets resulting
   from operations                                         4,173,667              4,994,201
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (1,635,303)            (1,756,090)
   Class B                                                  (908,339)            (1,304,202)
   Class C                                                  (182,735)              (172,398)
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
  Total distributions                                     (2,726,377)            (3,232,690)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 10)                                   (5,264,082)            (6,616,858)
                                               ---------------------  ---------------------
  Redemption Fees
   Class A                                                     3,017                    146
   Class B                                                     1,868                    110
   Class C                                                       370                     16
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                               5,255                    272
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                   (3,811,537)            (4,855,075)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of year                                       45,216,698             50,071,773
                                               ---------------------  ---------------------
  End of year                                  $          41,405,161  $          45,216,698
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $             (64,686) $            (110,020)
                                               =====================  =====================

                                                  Limited Term Government and Agency Fund
                                               --------------------------------------------
                                                                           Year Ended
                                                     Year Ended           September 30,
                                                 September 30, 2005           2004
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           3,584,070  $           3,418,590
  Net realized gain (loss) on investments and
   foreign currency transactions                              (6,238)             1,021,149
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency translations                                  (1,789,947)            (2,043,680)
                                               ---------------------  ---------------------
  Increase (decrease) in net assets resulting
   from operations                                         1,787,885              2,396,059
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (3,733,934)            (4,112,174)
   Class B                                                  (285,636)              (358,642)
   Class C                                                  (135,224)              (232,332)
   Class Y                                                   (65,428)              (214,192)
                                               ---------------------  ---------------------
  Total distributions                                     (4,220,222)            (4,917,340)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 10)                                   39,221,920            (16,942,090)
                                               ---------------------  ---------------------
  Redemption Fees
   Class A                                                        --                     --
   Class B                                                        --                     --
   Class C                                                        --                     --
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                                  --                     --
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                   36,789,583            (19,463,371)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of year                                      127,989,244            147,452,615
                                               ---------------------  ---------------------
  End of year                                  $         164,778,827  $         127,989,244
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $            (134,584) $            (110,117)
                                               =====================  =====================

                See accompanying notes to financial statements.

     Massachusetts Tax Free Income Fund                   Municipal Income Fund
--------------------------------------------  --------------------------------------------
     Year Ended             Year Ended             Year Ended               Year Ended
    September 30,          September 30,          September 30,            September 30,
        2005                   2004                   2005                     2004
---------------------  ---------------------  ---------------------    ---------------------
$           2,935,764  $           3,273,976  $           4,158,144    $           5,063,313
              447,715               (325,070)             1,495,771                 (199,243)
             (258,210)             1,181,062             (1,327,773)               1,189,663
---------------------  ---------------------  ---------------------    ---------------------
            3,125,269              4,129,968              4,326,142                6,053,733
---------------------  ---------------------  ---------------------    ---------------------
           (2,824,718)            (3,115,670)            (3,981,690)              (4,693,919)
             (111,486)              (157,408)              (243,518)                (324,812)
                   --                     --                     --                       --
                   --                     --                     --                       --
---------------------  ---------------------  ---------------------    ---------------------
           (2,936,204)            (3,273,078)            (4,225,208)              (5,018,731)
---------------------  ---------------------  ---------------------    ---------------------
           (5,825,158)            (7,548,538)           (11,124,657)             (17,936,186)
---------------------  ---------------------  ---------------------    ---------------------
                   --                     --                     --                       --
                   --                     --                     --                       --
                   --                     --                     --                       --
                   --                     --                     --                       --
---------------------  ---------------------  ---------------------    ---------------------
                   --                     --                     --                       --
---------------------  ---------------------  ---------------------    ---------------------
           (5,636,093)            (6,691,648)           (11,023,723)             (16,901,184)
---------------------  ---------------------  ---------------------    ---------------------
           85,861,092             92,552,740            120,888,493              137,789,677
---------------------  ---------------------  ---------------------    ---------------------
$          80,224,999  $          85,861,092  $         109,864,770    $         120,888,493
=====================  =====================  =====================    =====================
$              17,655  $              18,623  $             140,917    $             146,840
=====================  =====================  =====================    =====================

            Strategic Income Fund
--------------------------------------------
     Year Ended             Year Ended
    September 30,          September 30,
        2005                   2004
---------------------  ---------------------
$          54,660,282  $          27,670,276
           21,963,471             15,404,828
           27,533,778             21,984,923
---------------------  ---------------------
          104,157,531             65,060,027
---------------------  ---------------------
          (31,992,206)           (14,995,915)
           (6,262,718)            (6,962,890)
          (21,270,824)            (8,540,977)
           (1,531,716)              (428,194)
---------------------  ---------------------
          (61,057,464)           (30,927,976)
---------------------  ---------------------
        1,154,844,870            377,319,844
---------------------  ---------------------
               32,202                  1,885
                6,890                    817
               25,315                  1,391
                1,499                     65
---------------------  ---------------------
               65,906                  4,158
---------------------  ---------------------
        1,198,010,843            411,456,053
---------------------  ---------------------
          738,836,898            327,380,845
---------------------  ---------------------
$       1,936,847,741  $         738,836,898
=====================  =====================
$          13,786,896  $           5,317,888
=====================  =====================

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                               Income (loss) from investment operations:       Less distributions:
                               ---------------------------------------     ---------------------------

                    Net asset
                     value,                                                  Dividends
                    beginning      Net         Net realized  Total from         from
                       of       investment    and unrealized investment    net investment     Total      Redemption
                     period       income       gain (loss)   operations        income     distributions     fee
                    ---------- ----------     -------------- ----------    -------------- ------------- ----------
CORE PLUS BOND FUND
   Class A
   9/30/2005        $    11.69 $     0.46(c)    $    (0.18)  $     0.28      $    (0.56)   $    (0.56)  $     0.00(g)
   9/30/2004             11.63       0.47(c)          0.13         0.60           (0.54)        (0.54)        0.00(g)
   9/30/2003(f)          11.28       0.37(c)          0.34         0.71           (0.36)        (0.36)          --
  12/31/2002             11.59       0.63(c)         (0.32)        0.31           (0.62)        (0.62)          --
  12/31/2001(d)          11.52       0.73             0.10         0.83           (0.76)        (0.76)          --
  12/31/2000             11.51       0.78             0.03         0.81           (0.80)        (0.80)          --
   Class B
   9/30/2005             11.70       0.37(c)         (0.18)        0.19           (0.48)        (0.48)        0.00(g)
   9/30/2004             11.62       0.38(c)          0.14         0.52           (0.44)        (0.44)        0.00(g)
   9/30/2003(f)          11.28       0.30(c)          0.34         0.64           (0.30)        (0.30)          --
  12/31/2002             11.59       0.55(c)         (0.32)        0.23           (0.54)        (0.54)          --
  12/31/2001(d)          11.51       0.64             0.10         0.74           (0.66)        (0.66)          --
  12/31/2000             11.51       0.70             0.02         0.72           (0.72)        (0.72)          --
   Class C
   9/30/2005             11.71       0.37(c)         (0.18)        0.19           (0.48)        (0.48)        0.00(g)
   9/30/2004             11.63       0.38(c)          0.14         0.52           (0.44)        (0.44)        0.00(g)
   9/30/2003(f)          11.29       0.30(c)          0.34         0.64           (0.30)        (0.30)          --
  12/31/2002             11.60       0.55(c)         (0.32)        0.23           (0.54)        (0.54)          --
  12/31/2001(d)          11.52       0.65             0.09         0.74           (0.66)        (0.66)          --
  12/31/2000             11.52       0.70             0.02         0.72           (0.72)        (0.72)          --
   Class Y
   9/30/2005             11.74       0.49(c)         (0.18)        0.31           (0.59)        (0.59)        0.00(g)
   9/30/2004             11.69       0.50(c)          0.13         0.63           (0.58)        (0.58)        0.00(g)
   9/30/2003(f)          11.33       0.41(c)          0.35         0.76           (0.40)        (0.40)          --
  12/31/2002             11.63       0.69(c)         (0.32)        0.37           (0.67)        (0.67)          --
  12/31/2001(d)          11.54       0.79             0.10         0.89           (0.80)        (0.80)          --
  12/31/2000             11.54       0.83             0.01         0.84           (0.84)        (0.84)          --
HIGH INCOME FUND*
   Class A
   9/30/2005        $     4.82 $     0.33(c)    $     0.16   $     0.49      $    (0.33)   $    (0.33)  $     0.00(g)
   9/30/2004              4.65       0.33(c)          0.17         0.50           (0.33)        (0.33)        0.00(g)
   9/30/2003(f)           4.12       0.25(c)          0.53         0.78           (0.25)        (0.25)          --
  12/31/2002              4.94       0.39(c)         (0.82)       (0.43)          (0.39)        (0.39)          --
  12/31/2001(d)           6.21       0.66            (1.25)       (0.59)          (0.68)        (0.68)          --
  12/31/2000              8.30       0.86            (2.11)       (1.25)          (0.84)        (0.84)          --
   Class B
   9/30/2005              4.83       0.29(c)          0.15         0.44           (0.29)        (0.29)        0.00(g)
   9/30/2004              4.65       0.30(c)          0.18         0.48           (0.30)        (0.30)        0.00(g)
   9/30/2003(f)           4.12       0.23(c)          0.53         0.76           (0.23)        (0.23)          --
  12/31/2002              4.95       0.36(c)         (0.83)       (0.47)          (0.36)        (0.36)          --
  12/31/2001(d)           6.22       0.62            (1.26)       (0.64)          (0.63)        (0.63)          --
  12/31/2000              8.30       0.81            (2.11)       (1.30)          (0.78)        (0.78)          --


(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $.01 for Class A, $.02 for Class B, and $.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B, 5.59% to 5.52% for Class C and 6.75% to 6.68% for Class Y shares. For High Income Fund, the effect of this change was to decrease net investment income per share by $.01 for Class A and Class B and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A and 10.64% to 10.56% for Class B. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


                See accompanying notes to financial statements.

                                      Ratios to average net assets:
                                   ------------------------------------

Net asset               Net assets
value, end    Total       end of      Gross      Net     Net investment Portfolio
    of       return       period    Expenses   Expenses      income     turnover
  period     (%) (a)     (000's)   (%) (b) (e) (%) (b)      (%) (b)     rate (%)
---------- ---------    ---------- ----------- --------- -------------- ---------
$    11.41       2.4(h) $  105,111       1.18       1.13        3.93           64
     11.69       5.3(h)    120,009       1.22       1.19        4.05           69
     11.63       6.4       133,887       1.28        N/A        4.31           61
     11.28       2.8       147,647       1.18        N/A        5.65           65
     11.59       7.2       173,836       1.09        N/A        6.26           84
     11.52       7.4       174,969       1.04        N/A        7.03           83
     11.41       1.6(h)    132,221       1.93       1.88        3.18           64
     11.70       4.6(h)    148,556       1.97       1.94        3.29           69
     11.62       5.8       161,317       2.03        N/A        3.55           61
     11.28       2.1       141,188       1.93        N/A        4.90           65
     11.59       6.5       127,520       1.84        N/A        5.49           84
     11.51       6.5       100,353       1.79        N/A        6.28           83
     11.42       1.6(h)      6,065       1.93       1.88        3.17           64
     11.71       4.6(h)      6,162       1.98       1.94        3.30           69
     11.63       5.8         7,612       2.03        N/A        3.55           61
     11.29       2.1         9,024       1.93        N/A        4.90           65
     11.60       6.5        11,470       1.84        N/A        5.52           84
     11.52       6.5        12,541       1.79        N/A        6.28           83
     11.46       2.7(h)      9,060       0.99       0.88        4.18           64
     11.74       5.5(h)     10,941       0.98       0.94        4.30           69
     11.69       6.9        17,889       0.73        N/A        4.85           61
     11.33       3.5        18,346       0.67        N/A        6.15           65
     11.63       7.8        17,351       0.67        N/A        6.68           84
     11.54       7.6        14,013       0.67        N/A        7.40           83
$     4.98      10.3(h) $   25,817       1.72       1.58        6.60           42
      4.82      11.1        24,641       1.65        N/A        6.97           51
      4.65      19.5        23,809       1.71        N/A        7.62           41
      4.12      (8.9)       22,454       1.58        N/A        8.85          114
      4.94     (10.7)       33,471       1.47        N/A       11.31           65
      6.21     (16.1)       46,960       1.36        N/A       11.47           60
      4.98       9.3(h)     12,034       2.47       2.33        5.85           42
      4.83      10.5        17,967       2.40        N/A        6.22           51
      4.65      18.8        23,405       2.46        N/A        6.89           41
      4.12      (9.7)       23,031       2.33        N/A        8.10          114
      4.95     (11.3)       34,713       2.22        N/A       10.56           65
      6.22     (16.6)       47,793       2.11        N/A       10.72           60

(e)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(f)For the nine months ended September 30, 2003.
(g)Amount rounds to less than $0.01.
(h)Had certain expenses not been reduced during the period, total return would have been lower.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                      Income (loss) from investment operations:     Less distributions:
                                      ---------------------------------------   ---------------------------

                           Net asset
                            value,                                                Dividends
                           beginning      Net         Net realized  Total from       from
                              of       investment    and unrealized investment  net investment     Total      Redemption
                            period       income       gain (loss)   operations      income     distributions     fee
                           ---------- ----------     -------------- ----------  -------------- ------------- ----------
HIGH INCOME FUND *
 (continued)
   Class C
  9/30/2005                $     4.83 $     0.29(c)    $     0.15   $     0.44    $    (0.29)   $    (0.29)  $     0.00(f)
  9/30/2004                      4.65       0.30(c)          0.18         0.48         (0.30)        (0.30)        0.00(f)
  9/30/2003(e)                   4.12       0.23(c)          0.53         0.76         (0.23)        (0.23)          --
 12/31/2002                      4.94       0.36(c)         (0.82)       (0.46)        (0.36)        (0.36)          --
 12/31/2001(d)                   6.22       0.61            (1.26)       (0.65)        (0.63)        (0.63)          --
 12/31/2000                      8.30       0.81            (2.11)       (1.30)        (0.78)        (0.78)          --
LIMITED TERM GOVERNMENT
 AND AGENCY FUND**
   Class A
  9/30/2005                $    11.30 $     0.28(c)    $    (0.16)  $     0.12    $    (0.33)   $    (0.33)  $       --
  9/30/2004                     11.51       0.30(c)         (0.09)        0.21         (0.42)        (0.42)          --
  9/30/2003(e)                  11.73       0.21(c)         (0.07)        0.14         (0.36)        (0.36)          --
 12/31/2002                     11.36       0.42(c)          0.49         0.91         (0.54)        (0.54)          --
 12/31/2001(d)                  11.16       0.51             0.25         0.76         (0.56)        (0.56)          --
 12/31/2000                     10.97       0.69             0.20         0.89         (0.70)        (0.70)          --
   Class B
  9/30/2005                     11.28       0.20(c)         (0.17)        0.03         (0.24)        (0.24)          --
  9/30/2004                     11.49       0.22(c)         (0.09)        0.13         (0.34)        (0.34)          --
  9/30/2003(e)                  11.71       0.15(c)         (0.06)        0.09         (0.31)        (0.31)          --
 12/31/2002                     11.34       0.35(c)          0.48         0.83         (0.46)        (0.46)          --
 12/31/2001(d)                  11.14       0.44             0.24         0.68         (0.48)        (0.48)          --
 12/31/2000                     10.95       0.62             0.20         0.82         (0.63)        (0.63)          --
   Class C
  9/30/2005                     11.30       0.20(c)         (0.18)        0.02         (0.24)        (0.24)          --
  9/30/2004                     11.50       0.22(c)         (0.08)        0.14         (0.34)        (0.34)          --
  9/30/2003(e)                  11.72       0.15(c)         (0.06)        0.09         (0.31)        (0.31)          --
 12/31/2002                     11.35       0.35(c)          0.48         0.83         (0.46)        (0.46)          --
 12/31/2001(d)                  11.15       0.44             0.24         0.68         (0.48)        (0.48)          --
 12/31/2000                     10.96       0.62             0.20         0.82         (0.63)        (0.63)          --
   Class Y
  9/30/2005                     11.34       0.31(c)         (0.17)        0.14         (0.35)        (0.35)          --
  9/30/2004                     11.55       0.32(c)         (0.09)        0.23         (0.44)        (0.44)          --
  9/30/2003(e)                  11.78       0.25(c)         (0.08)        0.17         (0.40)        (0.40)          --
 12/31/2002                     11.41       0.48(c)          0.48         0.96         (0.59)        (0.59)          --
 12/31/2001(d)                  11.20       0.56             0.26         0.82         (0.61)        (0.61)          --
 12/31/2000                     11.00       0.75             0.19         0.94         (0.74)        (0.74)          --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease net investment income per share by $.01 for Class C and to decrease the ratio of net investment income to average net assets from 10.63% to 10.54% for Class
   C. For Limited Term Government and Agency Fund, the effect of this change was to decrease net investment income per share by $.04 for Class A, B, C, and Y and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B, 4.25% to 3.89% for Class C, and 5.34% to 4.98% for Class Y. Per share data and ratios for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
(e)For the nine months ended September 30, 2003.
(f)Amounts round to less than $0.01.

                See accompanying notes to financial statements.

                                       Ratios to average net assets:
                                   -------------------------------------

Net asset              Net assets,
 value,      Total       end of       Gross       Net     Net investment Portfolio
 end of     return       period      Expenses   Expenses      income     turnover
 period     (%) (a)      (000's)     (%) (b)    (%) (b)      (%) (b)     rate (%)
--------- ---------    ----------- ---------    --------- -------------- ---------
 $ 4.98         9.3(h) $    3,554       2.47(i)      2.33        5.82           42
   4.83        10.5         2,608       2.40          N/A        6.22           51
   4.65        18.8         2,858       2.46          N/A        6.89           41
   4.12        (9.5)        2,605       2.33          N/A        8.10          114
   4.94       (11.5)        4,153       2.22          N/A       10.54           65
   6.22       (16.6)        5,369       2.11          N/A       10.72           60
 $11.09         1.1    $  141,417       1.24          N/A        2.50           93
  11.30         1.9       106,701       1.32          N/A        2.60           80
  11.51         1.2       117,225       1.37          N/A        2.41           53
  11.73         8.2       106,013       1.35          N/A        3.66           88
  11.36         6.9       109,189       1.42          N/A        4.52          275
  11.16         8.3       118,833       1.40          N/A        6.18          384
  11.07         0.3        15,114       1.99          N/A        1.75           93
  11.28         1.2        10,107       2.00          N/A        1.95           80
  11.49         0.7        14,637       2.02          N/A        1.77           53
  11.71         7.5        16,263       2.00          N/A        3.01           88
  11.34         6.2        14,317       2.07          N/A        3.85          275
  11.14         7.7        11,884       2.05          N/A        5.53          384
  11.08         0.2         5,715       1.99          N/A        1.75           93
  11.30         1.3         6,949       2.00          N/A        1.94           80
  11.50         0.7         8,704       2.02          N/A        1.77           53
  11.72         7.5         8,079       2.00          N/A        3.01           88
  11.35         6.2         5,851       2.07          N/A        3.89          275
  11.15         7.7         6,617       2.05          N/A        5.53          384
  11.13         1.2(h)      2,533       1.59(g)      1.02        2.77           93
  11.34         2.1         4,233       1.13          N/A        2.82           80
  11.55         1.5         6,886       0.93          N/A        2.87           53
  11.78         8.6         8,529       0.88          N/A        4.14           88
  11.41         7.4         3,441       0.95          N/A        4.98          275
  11.20         8.8         3,254       0.95          N/A        6.63          384

(g)Represents total expenses prior to waiver of a portion of the Class's transfer agent expenses.
(h)Had certain expenses not been reduced during the period, total return would have been lower.
(i)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class C shares which were reorganized into Class C shares of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.
** The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A, Class B, Class C, and Class Y shares which were reorganized into Class A, Class B, Class C, and Class Y shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                 Income (loss) from investment operations:     Less distributions:
                                                 ----------------------------------------- ---------------------------

                                   Net asset                                                 Dividends
                                    value,          Net        Net realized    Total from       from
                                   beginning     investment   and unrealized   investment  net investment     Total
                                   of period       income      gain (loss)     operations      income     distributions
                                   ----------    ----------   --------------   ----------  -------------- -------------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
   9/30/2005                       $    16.58    $     0.60     $     0.04     $     0.64    $    (0.60)   $    (0.60)
   9/30/2004                            16.41          0.61           0.17           0.78         (0.61)        (0.61)
   9/30/2003(f)                         16.40          0.49           0.01           0.50         (0.49)        (0.49)
  12/31/2002                            15.82          0.67           0.59           1.26         (0.68)        (0.68)
  12/31/2001(d)                         16.06          0.75          (0.24)          0.51         (0.75)        (0.75)
  12/31/2000                            15.48          0.82           0.57           1.39         (0.81)        (0.81)
   Class B
   9/30/2005                            16.54          0.46           0.05           0.51         (0.47)        (0.47)
   9/30/2004                            16.37          0.49           0.18           0.67         (0.50)        (0.50)
   9/30/2003(f)                         16.36          0.41           0.01           0.42         (0.41)        (0.41)
  12/31/2002                            15.78          0.57           0.58           1.15         (0.57)        (0.57)
  12/31/2001(d)                         16.03          0.64          (0.24)          0.40         (0.65)        (0.65)
  12/31/2000                            15.45          0.71           0.58           1.29         (0.71)        (0.71)
MUNICIPAL INCOME FUND
   Class A
   9/30/2005                       $     7.47    $     0.28     $     0.01     $     0.29    $    (0.28)   $    (0.28)
   9/30/2004                             7.41          0.29           0.06           0.35         (0.29)        (0.29)
   9/30/2003(f)                          7.43          0.23          (0.02)          0.21         (0.23)        (0.23)
  12/31/2002                             7.25          0.34           0.18           0.52         (0.34)        (0.34)
  12/31/2001(d)                          7.39          0.36          (0.14)          0.22         (0.36)        (0.36)
  12/31/2000                             7.17          0.40           0.21           0.61         (0.39)        (0.39)
   Class B
   9/30/2005                             7.48          0.22           0.01           0.23         (0.22)        (0.22)
   9/30/2004                             7.41          0.24           0.07           0.31         (0.24)        (0.24)
   9/30/2003(f)                          7.44          0.19          (0.03)          0.16         (0.19)        (0.19)
  12/31/2002                             7.25          0.29           0.19           0.48         (0.29)        (0.29)
  12/31/2001(d)                          7.39          0.31          (0.14)          0.17         (0.31)        (0.31)
  12/31/2000                             7.17          0.35           0.21           0.56         (0.34)        (0.34)

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $0.01 and to decrease net realized and unrealized gains and losses per share by $0.01 for Class A shares and Class B shares and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                      Ratios to average net assets:
                                     --------------------------------

 Net asset               Net assets,                          Net
  value,       Total       end of       Gross      Net     investment Portfolio
  end of      return       period     Expenses   Expenses    income   turnover
  period      (%) (a)      (000's)   (%) (b) (c) (%) (b)    (%) (b)   rate (%)
 ---------- ---------    ----------- ----------- --------- ---------- ---------
 $    16.62       3.9(e) $   77,018        1.22       1.22      3.59          5
      16.58       4.9        81,427        1.33        N/A      3.74         21
      16.41       3.1        86,368        1.38        N/A      3.99          9
      16.40       8.1        92,053        1.34        N/A      4.19         33
      15.82       3.2(e)     89,376        1.35       1.33      4.67         60
      16.06       9.3(e)     91,785        1.39       1.13      5.24         68
      16.58       3.1(e)      3,207        1.97       1.97      2.84          5
      16.54       4.2         4,435        2.00        N/A      3.08         21
      16.37       2.6         6,185        2.03        N/A      3.34          9
      16.36       7.4         6,742        1.99        N/A      3.54         33
      15.78       2.5(e)      8,313        2.00       1.98      4.03         60
      16.03       8.6(e)      8,715        2.04       1.78      4.59         68
 $     7.48       3.9    $  102,255        1.07        N/A      3.65         29
       7.47       4.9       111,801        1.11        N/A      4.00         35
       7.41       2.9       126,906        1.10        N/A      4.14         42
       7.43       7.3       133,005        1.06        N/A      4.67         33
       7.25       3.0       137,852        1.07        N/A      4.89         80
       7.39       8.8       142,539        0.95        N/A      5.39        156
       7.49       3.1         7,610        1.82        N/A      2.90         29
       7.48       4.2         9,087        1.86        N/A      3.25         35
       7.41       2.2        10,884        1.85        N/A      3.39         42
       7.44       6.7        12,326        1.81        N/A      3.92         33
       7.25       2.2        14,549        1.82        N/A      4.14         80
       7.39       8.0        14,520        1.70        N/A      4.64        156

(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)For the nine months ended September 30, 2003.

For a share outstanding throughout each period.


                                                     Income (loss) from investment operations:     Less distributions:
                                                     ----------------------------------------  ---------------------------

                                          Net asset                                              Dividends
                                           value,       Net        Net realized   Total from        from
                                          beginning  investment   and unrealized  investment   net investment     Total
                                          of period  income (c)    gain (loss)    operations       income     distributions
                                          ---------- ----------   --------------  ----------   -------------- -------------
STRATEGIC INCOME FUND*
   Class A
 9/30/2005                                $    13.57 $     0.66     $     0.70    $     1.36     $    (0.76)   $    (0.76)
 9/30/2004                                     12.57       0.75           1.11          1.86          (0.86)        (0.86)
 9/30/2003(d)                                  10.72       0.57           1.93          2.50          (0.65)        (0.65)
 12/31/2002                                     9.88       0.75           0.72          1.47          (0.63)        (0.63)
 12/31/2001(f)                                 10.80       0.91          (0.92)        (0.01)         (0.91)        (0.91)
 12/31/2000                                    11.65       0.99          (0.91)         0.08          (0.93)        (0.93)
   Class B
 9/30/2005                                     13.60       0.56           0.71          1.27          (0.65)        (0.65)
 9/30/2004                                     12.59       0.65           1.10          1.75          (0.74)        (0.74)
 9/30/2003(d)                                  10.71       0.51           1.92          2.43          (0.55)        (0.55)
 12/31/2002                                     9.88       0.67           0.73          1.40          (0.57)        (0.57)
 12/31/2001(f)                                 10.79       0.83          (0.90)        (0.07)         (0.84)        (0.84)
 12/31/2000                                    11.65       0.90          (0.91)        (0.01)         (0.85)        (0.85)
   Class C
 9/30/2005                                     13.60       0.55           0.72          1.27          (0.65)        (0.65)
 9/30/2004                                     12.58       0.64           1.11          1.75          (0.73)        (0.73)
 9/30/2003(d)                                  10.70       0.50           1.93          2.43          (0.55)        (0.55)
 12/31/2002                                     9.87       0.67           0.73          1.40          (0.57)        (0.57)
 12/31/2001(f)                                 10.78       0.83          (0.91)        (0.08)         (0.83)        (0.83)
 12/31/2000                                    11.64       0.90          (0.91)        (0.01)         (0.85)        (0.85)
   Class Y
 9/30/2005                                     13.57       0.70           0.70          1.40          (0.80)        (0.80)
 9/30/2004                                     12.58       0.78           1.11          1.89          (0.90)        (0.90)
 9/30/2003(d)                                  10.74       0.60           1.93          2.53          (0.69)        (0.69)
 12/31/2002                                     9.90       0.80           0.71          1.51          (0.67)        (0.67)
 12/31/2001(f)                                 10.81       0.94          (0.92)         0.02          (0.93)        (0.93)
 12/31/2000                                    11.65       0.96          (0.84)         0.12          (0.96)        (0.96)





                                           Redemption
                                              fee
                                          ----------
STRATEGIC INCOME FUND*
   Class A
 9/30/2005                                $     0.00(g)
 9/30/2004                                      0.00(g)
 9/30/2003(d)                                     --
 12/31/2002                                       --
 12/31/2001(f)                                    --
 12/31/2000                                       --
   Class B
 9/30/2005                                      0.00(g)
 9/30/2004                                      0.00(g)
 9/30/2003(d)                                     --
 12/31/2002                                       --
 12/31/2001(f)                                    --
 12/31/2000                                       --
   Class C
 9/30/2005                                      0.00(g)
 9/30/2004                                      0.00(g)
 9/30/2003(d)                                     --
 12/31/2002                                       --
 12/31/2001(f)                                    --
 12/31/2000                                       --
   Class Y
 9/30/2005                                      0.00(g)
 9/30/2004                                      0.00(g)
 9/30/2003(d)                                     --
 12/31/2002                                       --
 12/31/2001(f)                                    --
 12/31/2000                                       --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(b)Computed on an annualized basis for period less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)For the nine months ended September 30, 2003.
(e)Had certain expenses not been reduced during the period, total return would have been lower.
(f)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A, 8.03% to 8.02% for Class B and 8.04% to 8.02% for Class C. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                     Ratios to average net assets:
                                    -------------------------------

   Net asset            Net assets,                              Net
   value, end   Total     end of      Gross        Net        investment Portfolio
       of      return     period     Expenses    Expenses       income   turnover
     period    (%) (a)    (000's)   (%) (b)(h)   (%) (b)       (%) (b)   rate (%)
   ---------- --------- ----------- ----------   ---------    ---------- ---------
   $    14.17      10.2 $  977,198       1.18          N/A         4.71         14
        13.57      15.2    343,586       1.23          N/A         5.66         28
        12.57   23.7(e)    140,576       1.31         1.28         6.49         27
        10.72      15.5     92,303       1.33          N/A         7.38         30
         9.88     (0.1)     94,156       1.31          N/A         8.77         10
        10.80       0.7    116,986       1.24          N/A         8.73         13
        14.22       9.5    144,081       1.93          N/A         3.98         14
        13.60      14.3    128,714       1.98          N/A         4.91         28
        12.59   23.0(e)    118,217       2.06         2.03         5.73         27
        10.71      14.6     98,501       2.08          N/A         6.63         30
         9.88     (0.8)    102,159       2.06          N/A         8.02         10
        10.79     (0.2)    120,200       1.99          N/A         7.98         13
        14.22       9.5    765,200       1.93          N/A         3.93         14
        13.60      14.3    255,705       1.98          N/A         4.87         28
        12.58   23.0(e)     66,394       2.06         2.03         5.73         27
        10.70      14.7     27,727       2.08          N/A         6.63         30
         9.87     (0.8)     28,925       2.06          N/A         8.02         10
        10.78     (0.2)     37,208       1.99          N/A         7.98         13
        14.17      10.5     50,369       0.91          N/A         4.98         14
        13.57   15.5(e)     10,833       1.08         1.00         5.93         28
        12.58      24.0      2,193       0.97          N/A         6.83         27
        10.74      15.9      1,039       0.94          N/A         7.77         30
         9.90       0.3        445       0.93          N/A         9.10         10
        10.81       1.0        335       0.90          N/A         9.07         13



(g)Amount rounds to less than $0.01.
(h)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A, Class B, Class C and Class Y shares, which were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                         NOTES TO FINANCIAL STATEMENTS

September 30, 2005


1. Organization. IXIS Advisor Funds Trust I (formerly CDC Nvest Funds Trust I), IXIS Advisor Funds Trust II (formerly CDC Nvest Funds Trust II) and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to certain fixed income Funds of the Trusts; the financial statements of the other Funds of the Trusts are presented in separate reports. The following Funds are included in this report:

IXIS Advisor Funds Trust I:
Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund")

IXIS Advisor Funds Trust II:
Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund")

Loomis Sayles Funds II:
Loomis Sayles High Income Fund (the "High Income Fund")
Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Government and Agency Fund")
Loomis Sayles Municipal Income Fund (the "Municipal Income Fund")
Loomis Sayles Strategic Income Fund (the "Strategic Income Fund")

Core Plus Bond Fund, Limited Term Government and Agency Fund and Strategic Income Fund each offer Class A, Class B, Class C and Class Y shares. High Income Fund offers Class A, Class B, and Class C shares. Massachusetts Tax Free Income Fund and Municipal Income Fund each offer Class A and Class B shares. Class A shares of all Funds except Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front end sales charge of 3.00% and Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay higher ongoing Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other class of shares and pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or Rule 12b-1 fees. They are generally intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amount.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for those Funds that offer Class Y shares, transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Equity securities for which market quotations are readily available are valued at market price on the basis of valuations furnished to the Funds by a pricing service which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking NOCP, at the most recent bid quotation on the NASDAQ National Market. Securities traded on foreign exchanges are valued at the market price on the non-U.S. exchange, unless a Fund believes that an occurrence after the closing of that exchange will materially affect a security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated. All other securities and assets are valued at their fair value as determined in good faith by the Funds' investment adviser, pursuant to the procedures approved by the Board of Trustees.

Certain securities held by High Income Fund and Strategic Income Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from Fund value that would be realized if the securities were sold.

September 30, 2005


b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon thereafter as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and non-class specific expenses are allocated on a pro rata basis to each class based on the relative value of settled shares of each class to the total for the Fund. Realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets for the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund (except Massachusetts Tax Free Income Fund and Municipal Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydowns on mortgage-backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, defaulted bond income accruals, premium amortization accruals, market discounts, capital loss carryforwards, and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax character of distributions paid to shareholders during the years ended September 30, 2005 and 2004 was as follows:

                                          2005 Distributions Paid From:      2004 Distributions Paid From:
-                                         -----------------------------      -----------------------------
                                                     Exempt                             Exempt
                                         Ordinary   Interest                Ordinary   Interest
Fund                                      Income    Dividends     Total      Income    Dividends     Total
----                                      ------    ---------     -----      ------    ---------     -----
Core Plus Bond Fund                     $12,086,457 $       -- $12,086,457 $12,765,548 $       -- $12,765,548
High Income Fund                          2,726,377         --   2,726,377   3,232,690         --   3,232,690
Limited Term Government and Agency Fund   4,220,222         --   4,220,222   4,917,340         --   4,917,340
Massachusetts Tax Free Income Fund           11,120  2,925,084   2,936,204       4,733  3,268,345   3,273,078
Municipal Income Fund                       105,537  4,119,671   4,225,208      22,140  4,996,591   5,018,731
Strategic Income Fund                    61,057,464         --  61,057,464  30,927,976         --  30,927,976

September 30, 2005


As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                        Limited Term  Massachusetts
                                             Core Plus       High      Government and   Tax Free     Municipal    Strategic
                                             Bond Fund    Income Fund   Agency Fund    Income Fund  Income Fund  Income Fund
                                           ------------  ------------  -------------- ------------- ----------- ------------
Undistributed ordinary income/tax exempt
  income                                   $  2,701,746  $     83,014   $    149,838   $   138,099  $  363,811  $ 15,613,715
Capital loss carryforward:
   Expires September 30, 2007                        --            --     (9,755,614)   (1,149,888)   (564,858)           --
   Expires September 30, 2008                        --   (13,289,736)    (4,165,768)     (116,500)         --            --
   Expires September 30, 2009                        --   (43,374,721)    (4,128,091)           --          --   (10,758,584)
   Expires September 30, 2010               (20,960,955)  (26,826,634)      (663,109)   (1,003,440)         --   (21,770,312)
   Expires September 30, 2011                        --            --       (425,323)           --          --    (7,096,274)
   Expires September 30, 2012                        --            --       (193,904)           --    (138,879)           --
   Expires September 30, 2013                        --            --             --      (154,156)         --            --
                                           ------------  ------------   ------------   -----------  ----------  ------------
Total capital loss carryforward             (20,960,955)  (83,491,091)   (19,331,809)   (2,423,984)   (703,737)  (39,625,170)
Deferred net capital losses (post October)           --            --     (5,436,058)           --          --            --
Unrealized appreciation (depreciation)         (619,322)    2,425,139     (2,170,386)    4,224,305   4,084,130    79,601,045
                                           ------------  ------------   ------------   -----------  ----------  ------------
Total accumulated earnings (losses)        $(18,878,531) $(80,982,938)  $(26,788,415)  $ 1,938,420  $3,744,204  $ 55,589,590
                                           ============  ============   ============   ===========  ==========  ============
Capital loss carryforward utilized in the
  current year                             $  2,332,785  $  1,649,813   $  3,602,040   $        --  $1,135,534  $  9,757,916

f. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

g. Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

h. Indemnifications. Under the Funds' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. Purchases and Sales of Securities. For the year ended September 30, 2005, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

                                         U.S. Government/Agency       Other Securities
                                         ----------------------       ----------------
Fund                                     Purchases      Sales      Purchases      Sales
----                                     ---------      -----      ---------      -----
Core Plus Bond Fund                     $114,409,343 $116,343,689 $ 55,862,139 $ 75,460,212
High Income Fund                                  --           --   17,647,831   22,351,675
Limited Term Government and Agency Fund  136,788,628  153,665,258    1,034,963           --
Massachusetts Tax Free Income Fund                --           --    4,399,207    9,486,002
Municipal Income Fund                             --           --   33,180,737   43,417,989
Strategic Income Fund                    400,472,116   39,145,189  867,103,078  120,491,121

September 30, 2005


4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                             Percentage of Average Daily Net Assets
                                        -------------------------------------------------
                                           First         Next         Next        Over
Fund                                    $100 million $100 million $1.8 billion $2 billion
----                                    ------------ ------------ ------------ ----------
Core Plus Bond Fund                       0.2500%      0.1875%      0.1875%     0.1875%
High Income Fund                          0.6000%      0.6000%      0.6000%     0.6000%
Limited Term Government and Agency Fund   0.5000%      0.5000%      0.5000%     0.5000%
Massachusetts Tax Free Income Fund        0.3000%      0.2500%      0.2500%     0.2500%
Municipal Income Fund                     0.5000%      0.3750%      0.3750%     0.3750%
Strategic Income Fund                     0.6500%      0.6500%      0.6000%     0.5500%

Prior to March 21, 2005, the management fee for Limited Term Government and Agency Fund was 0.57% on the first $200 million of its average daily net assets, 0.545% on the next $300 million and 0.52% on such assets in excess of $500 million. Prior to July 1, 2005, the management fee for Strategic Income Fund was 0.65% on the first $200 million of its average daily net assets and 0.60% on such assets in excess of $200 million.

For the year ended September 30, 2005, the management fees for each Fund were as follows:

                                                          Percentage of
                                              Management     Average
      Fund                                       Fee     Daily Net Assets
      ----                                    ---------- ----------------
      Core Plus Bond Fund                     $  569,296      0.211%
      High Income Fund                           260,872      0.600%
      Limited Term Government and Agency Fund    785,427      0.527%
      Massachusetts Tax Free Income Fund         247,582      0.300%
      Municipal Income Fund                      558,306      0.483%
      Strategic Income Fund                    7,659,002      0.608%

IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), formerly CDC IXIS Asset Management Advisers, L.P., serves as the advisory administrator to Core Plus Bond Fund and Massachusetts Tax Free Income Fund. Under the terms of the advisory administration agreements, each Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

                                             Percentage of Average Daily
                                                    Net Assets
                                             ---------------------------
                                                First          Over
          Fund                               $100 million  $100 million
          ----                               ------------  ------------
          Core Plus Bond Fund                  0.2500%       0.1875%
          Massachusetts Tax Free Income Fund   0.3000%       0.2500%

For the year ended September 30, 2005, the advisory administration fees for each Fund were as follows:

                                             Advisory     Percentage of
                                          Administration     Average
       Fund                                    Fee       Daily Net Assets
       ----                               -------------- ----------------
       Core Plus Bond Fund                   $569,296         0.211%
       Massachusetts Tax Free Income Fund     247,581         0.300%

September 30, 2005


Loomis Sayles and IXIS Advisors are wholly-owned subsidiaries of IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P., which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly by the following three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationales des Caisses d'Epargne, a financial institution owned by CDC and by the French regional savings banks known as Caisses d'Epargne; and CNP Assurances, a large French life insurance company. Certain officers and directors of Loomis Sayles and IXIS Advisors are also Trustees of the Funds.

Management and advisory administration fees are presented in the Statements of Operations as management fees.

b. Administrative Expense. IXIS Advisors provides certain administrative services to the Funds. Prior to January 3, 2005, IXIS Asset Management Services Company ("IXIS Services"), formerly CDC IXIS Asset Management Services, Inc., a wholly-owned subsidiary of IXIS North America, performed administrative services for the Funds and subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. Effective October 1, 2005, State Street Bank & Trust Company ("State Street Bank") became the subadministrator.

Pursuant to an agreement among IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III (formerly CDC Nvest Funds Trust III), IXIS Advisor Funds Trust IV (formerly CDC Nvest Companies Trust I) and IXIS Advisor Cash Management Trust (formerly CDC Nvest Cash Management Trust) ("IXIS Advisor Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and IXIS Advisors (IXIS Services prior to January 3,
2005), each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts of $5 million.

For the year ended September 30, 2005, amounts paid to IXIS Services and IXIS Advisors for administrative expense were as follows:

                                                     Administrative
             Fund                                         Fees
             ----                                    --------------
             Core Plus Bond Fund                        $170,210
             High Income Fund                             27,317
             Limited Term Government and Agency Fund      96,860
             Massachusetts Tax Free Income Fund           52,354
             Municipal Income Fund                        73,067
             Strategic Income Fund                       773,439

c. Transfer Agent Fees. IXIS Services is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2005, each Fund, for its Class A, B and C shares, pays fees monthly to IXIS Services equal to an annual rate of $25.25 for each open account and $2.00 for each closed account, subject to a monthly minimum of $1,500 per class and an annual aggregate minimum fee for all Load Fixed Income Funds* of approximately $1.7 million. Each Fund, for its Class Y shares, pays fees monthly to IXIS Services equal to an annual rate of $25.25 for each open account and $2.00 for each closed account, subject to a monthly minimum of $1,500 and an annual aggregate minimum fee for all No-Load Retail Funds** and Load Funds - Class Y*** of approximately $1 million.

Prior to January 1, 2005, each Fund, for its Class A, B and C shares, paid monthly to IXIS Services its pro rata portion of an annual aggregate fee equal to 0.142% of the first $1.2 billion of average daily net assets for Class A, B and C of all Load Fixed Income Funds*, 0.135% of the next $5 billion, and 0.130% of such assets in excess of $6.2 billion, subject to a monthly minimum of $1,500 per class and an annual aggregate minimum equal to approximately $1.5 million. Each Fund for its Class Y shares paid monthly to IXIS Services its pro rata portion of an annual aggregate fee equal to 0.026% of the average daily net assets for all No-Load Retail Funds** and Load Funds - Class Y***, subject to a monthly minimum of $1,250 and an annual aggregate minimum equal to approximately $650,000.

* Load Fixed Income Funds consist of Core Plus Bond Fund, Massachusetts Tax Free Income Fund, High Income Fund, Limited Term Government and Agency Fund, Municipal Income Fund, Strategic Income Fund and Loomis Sayles Investment Grade Bond Fund.

** No-Load Retail Funds consist of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

*** Load Funds - Class Y consist of all Funds with Class Y offered within the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts.

September 30, 2005


Effective October 1, 2005, BFDS became the transfer and shareholder servicing agent for the Funds.

For the year ended September 30, 2005, amounts paid to IXIS Services as compensation for its services as transfer agent were as follows:

                                                     Transfer Agent
             Fund                                         Fee
             ----                                    --------------
             Core Plus Bond Fund                       $  314,229
             High Income Fund                              95,373
             Limited Term Government and Agency Fund      243,164
             Massachusetts Tax Free Income Fund            86,855
             Municipal Income Fund                        104,381
             Strategic Income Fund                      1,028,317

For the year ended September 30, 2005, IXIS Services waived a portion of its fees for Limited Term Government and Agency Fund Class Y in the amount of $11,830.

IXIS Services, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. In addition, pursuant to other servicing agreements, each Fund pays service fees to other firms that provide similar services for their own shareholder accounts.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., the Fund's distributor (a wholly-owned subsidiary of IXIS North America), a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly service fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2005, the Funds paid the following service and distribution fees:

                                                       Service Fee                     Distribution Fee
-                                       ----------------------------------------- ---------------------------
Fund                                       Class A       Class B       Class C       Class B       Class C
----                                       -------       -------       -------       -------       -------
Core Plus Bond Fund                     $     279,297 $     355,105 $      15,506 $   1,065,315 $      46,520
High Income Fund                               61,987        38,848         7,861       116,545        23,585
Limited Term Government and Agency Fund       318,965        32,762        15,548        98,287        46,643
Massachusetts Tax Free Income Fund            196,494         9,824            --        29,472            --
Municipal Income Fund                         268,285        20,586            --        61,758            --
Strategic Income Fund                       1,531,878       341,654     1,206,181     1,024,962     3,618,544

Commissions (including CDSC) on Fund shares paid to IXIS Distributors by investors in shares of the Funds during the year ended September 30, 2005 were as follows:

               Fund
               ----                                    -
               Core Plus Bond Fund                     $  151,914
               High Income Fund                            81,866
               Limited Term Government and Agency Fund     92,488
               Massachusetts Tax Free Income Fund          22,707
               Municipal Income Fund                       61,673
               Strategic Income Fund                    3,821,485

September 30, 2005


e. Trustees Fees and Expenses. The IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS North America, IXIS Services or their affiliates. Each Trustee who is an independent Trustee of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. The co-chairmen of the Board each receive an additional annual retainer fee at the annual rate of $25,000. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. These fees are allocated to the various funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective October 1, 2005, the compensation schedule for independent Trustees will change. Each independent Trustee will receive a retainer fee at the annual rate of $55,000 and meeting attendance fees of $6,000 for each meeting of the Board of Trustees attended in person and $3,000 for each meeting of the Board of Trustees attended telephonically. Each co-chairman of the Board will receive an additional retainer fee at the annual rate of $25,000. Each committee chairman will receive an additional retainer fee at the annual rate of $10,000. Each committee member will receive a meeting attendance fee of $4,000 per committee meeting attended in person and $2,000 for each committee meeting attended telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of Fund assets to pay their portion of the annual salary for 2005 of an employee of IXIS Advisors who supports the Funds' Chief Compliance Officer. For the year ended September 30, 2005, each Fund's portion of such expense was approximately $900.

f. Redemption Fees. Shareholders of Class A shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund and shareholders of Class Y shares of Core Plus Bond Fund and Strategic Income Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares and Class Y shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs of the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. Line of Credit. High Income Fund and Strategic Income Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participated in a $50,000,000 committed line of credit provided by IBT under a credit agreement (the "Agreement") dated April 30, 2002. Advances under the Agreement were taken primarily for temporary or emergency purposes. Interest was charged to each participating fund based on its borrowing at a rate per annum equal to the Federal Funds rate plus 0.45%. In addition, each Fund was charged its pro rata portion of a facility fee equal to 0.10% per annum on the unused portion of the line of credit. There were no borrowings by High Income Fund and Strategic Income Fund during the year ended September 30, 2005.

Effective October 1, 2005, High Income Fund and Strategic Income Fund, along with certain other portfolios, will participate in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to a Fund based on its borrowing at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a Fund is charged its pro rata portion of a facility fee equal to 0.09% per annum on the unused portion of the line of credit.

6. Securities Lending. Each Fund has entered into an agreement with IBT, as an agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated and at not less than 104.5% or 101.5% of the market value of loaned international or domestic securities, respectively, thereafter. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and IBT as lending agent. The Funds bear the risk of loss with respect to the investment of cash collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2005 were as follows:

                                 Market Value of   Value of Collateral
          Fund                  Securities on Loan      Received
          ----                  ------------------ -------------------
          High Income Fund          $  317,864         $  326,432
          Strategic Income Fund      7,542,497          7,747,758

Effective October 1, 2005, State Street Bank became the securities lending agent for the Funds.

September 30, 2005


7. Contingent Expense Obligations. Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates under "Expiration of Waiver" below and will be reevaluated on an annual basis. For the year ended September 30, 2005, expenses were waived as follows: Core Plus Bond Fund $154,449, High Income Fund $61,643 and Massachusetts Tax Free Income Fund $3,589.

Loomis Sayles is permitted to recover expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent the Funds' expenses fall below the expense limits, provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

At September 30, 2005, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                   Expense Limit as a Percentage of Average                      Expenses Subject
                                          Daily Net Assets                                         to possible
                                   ---------------------------------------   Expiration of        Reimbursement
Fund                               Class A    Class B   Class C   Class Y       Waiver       until September 30, 2006
----                               -------    -------   -------   -------   ---------------- ------------------------
Core Plus Bond Fund                 1.05%      1.80%     1.80%     0.80%    January 31, 2006         $154,449
High Income Fund                    1.45%      2.20%     2.20%       --     January 31, 2006           61,643
Massachusetts Tax Free Income Fund  1.15%      1.90%       --        --     January 31, 2006            3,589
Strategic Income Fund               1.25%      2.00%     2.00%     1.00%    January 31, 2006               --

Prior to July 1, 2005, the expense limits as a percentage of average daily net assets were as follows:

       Fund                               Class A Class B Class C Class Y
       ----                               ------- ------- ------- -------
       Core Plus Bond Fund                 1.15%   1.90%   1.90%   0.90%
       High Income Fund                      --      --      --      --
       Massachusetts Tax Free Income Fund  1.40%   2.05%     --      --
       Strategic Income Fund               1.25%   2.00%   2.00%   1.00%

8. Concentration of Credit. Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At September 30, 2005, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: College and University 33.8%, Hospital 13.9%, Water and Sewerage 10.6%, and State General Obligation 10.1%. The Fund had investments in securities of issuers insured by American Municipal Bond Assurance Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC), and Municipal Bond Investors Assurance Corporation (MBIA) which aggregated 14.5%, 7.5%, and 6.9% of its net assets, respectively, at September 30, 2005.

At September 30, 2005, Municipal Income Fund had more than 10% of its net assets invested in the following: New York 16.8%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

9. Acquisition of Assets. After the close of business on March 18, 2005, the Limited Term Government and Agency Fund (the "Fund") acquired all of the assets and liabilities of Loomis Sayles Government Securities Fund ("Government Securities Fund"), pursuant to a plan of reorganization approved by the shareholders of the Government Securities Fund on March 10, 2005. The acquisition was accomplished by a tax-free exchange of 4,449,445.112 Class A shares of the Fund for 4,190,454.806 shares of Government Securities Fund
Class A, 834,916.727 Class B shares of the Fund for 783,996.906 shares of Government Securities Fund Class B, and 356.134 Class Y shares of the Fund for
337.738 shares of Government Securities Fund Class Y. Government Securities Fund net assets at that date of $58,846,725, including $237,787 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $116,337,680. The combined net assets of the Fund immediately following the acquisition were $175,184,405. The Fund acquired capital loss carryovers, subject to limitations, of $4,791,200 from Government Securities Fund.

September 30, 2005


10. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                    Year Ended                           Year Ended
                                                September 30, 2005                   September 30, 2004
                                       -----------------------------------  -----------------------------------
Core Plus Bond Fund                         Shares             Amount            Shares             Amount
-----------------------------------    ----------------  -----------------  ----------------  -----------------
Class A:
   Shares sold                                1,388,801  $      16,079,888         1,605,711  $      18,625,859
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     374,646          4,342,323           399,777          4,638,774
                                       ----------------  -----------------  ----------------  -----------------
                                              1,763,447         20,422,211         2,005,488         23,264,633
   Shares repurchased                        (2,814,749)       (32,644,448)       (3,251,762)       (37,683,812)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                   (1,051,302) $     (12,222,237)       (1,246,274) $     (14,419,179)
                                       ----------------  -----------------  ----------------  -----------------
Class B:
   Shares sold                                3,051,314  $      35,378,116         3,593,650  $      41,729,759
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     138,384          1,605,875           162,394          1,885,405
                                       ----------------  -----------------  ----------------  -----------------
                                              3,189,698         36,983,991         3,756,044         43,615,164
   Shares repurchased                        (4,304,577)       (49,860,073)       (4,934,717)       (57,311,673)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                   (1,114,879) $     (12,876,082)       (1,178,673) $     (13,696,509)
                                       ----------------  -----------------  ----------------  -----------------
Class C:
   Shares sold                                  117,915  $       1,367,189            94,805  $       1,102,148
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      12,453            144,537            13,177            153,074
                                       ----------------  -----------------  ----------------  -----------------
                                                130,368          1,511,726           107,982          1,255,222
   Shares repurchased                          (125,755)        (1,458,081)         (236,056)        (2,722,618)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                        4,613  $          53,645          (128,074) $      (1,467,396)
                                       ----------------  -----------------  ----------------  -----------------
Class Y:
   Shares sold                                  294,003  $       3,417,059           330,962  $       3,859,687
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      36,213            421,543            59,164            689,033
                                       ----------------  -----------------  ----------------  -----------------
                                                330,216          3,838,602           390,126          4,548,720
   Shares repurchased                          (471,320)        (5,465,958)         (989,193)       (11,485,471)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                     (141,104) $      (1,627,356)         (599,067) $      (6,936,751)
                                       ----------------  -----------------  ----------------  -----------------
   Increase (decrease) from capital
    share transactions                       (2,302,672) $     (26,672,030)       (3,152,088) $     (36,519,835)
                                       ================  =================  ================  =================

September 30, 2005


10. Capital Shares (continued).

                                                    Year Ended                           Year Ended
                                                September 30, 2005                   September 30, 2004
                                       -----------------------------------  -----------------------------------
High Income Fund                            Shares             Amount            Shares             Amount
-----------------------------------    ----------------  -----------------  ----------------  -----------------
Class A:
   Shares sold                                1,843,627  $       9,144,401         1,288,493  $       6,184,887
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     201,974          1,002,839           229,520          1,097,920
                                       ----------------  -----------------  ----------------  -----------------
                                              2,045,601         10,147,240         1,518,013          7,282,807
   Shares repurchased                        (1,968,099)        (9,761,214)       (1,529,706)        (7,301,820)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                       77,502  $         386,026           (11,693) $         (19,013)
                                       ----------------  -----------------  ----------------  -----------------
Class B:
   Shares sold                                  127,125  $         632,910           226,956  $       1,090,578
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      79,627            395,537           117,713            563,684
                                       ----------------  -----------------  ----------------  -----------------
                                                206,752          1,028,447           344,669          1,654,262
   Shares repurchased                        (1,513,258)        (7,517,536)       (1,651,156)        (7,900,417)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                   (1,306,506) $      (6,489,089)       (1,306,487) $      (6,246,155)
                                       ----------------  -----------------  ----------------  -----------------
Class C:
   Shares sold                                  304,056  $       1,494,195            84,117  $         402,199
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      17,043             84,652            16,780             80,318
                                       ----------------  -----------------  ----------------  -----------------
                                                321,099          1,578,847           100,897            482,517
   Shares repurchased                          (147,783)          (739,866)         (174,710)          (834,207)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                      173,316  $         838,981           (73,813) $        (351,690)
                                       ----------------  -----------------  ----------------  -----------------
   Increase (decrease) from capital
    share transactions                       (1,055,688) $      (5,264,082)       (1,391,993) $      (6,616,858)
                                       ================  =================  ================  =================

September 30, 2005


10. Capital Shares (continued).

                                                    Year Ended                            Year Ended
                                                September 30, 2005                    September 30, 2004
                                       -----------------------------------   -----------------------------------
Limited Term Government and Agency
Fund                                        Shares              Amount            Shares             Amount
-----------------------------------    ----------------   -----------------  ----------------  -----------------
Class A:
   Shares sold                                1,025,368   $      11,507,822         1,157,697  $      13,126,606
   Shares issued in connection with
    acquisition of Loomis Sayles
    Government Securities Fund                4,449,445          49,566,819                --                 --
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     223,935           2,506,659           239,161          2,713,978
                                       ----------------   -----------------  ----------------  -----------------
                                              5,698,748          63,581,300         1,396,858         15,840,584
   Shares repurchased                        (2,390,415)        (26,770,920)       (2,142,804)       (24,327,014)
                                       ----------------   -----------------  ----------------  -----------------
   Net increase (decrease)                    3,308,333   $      36,810,380          (745,946) $      (8,486,430)
                                       ----------------   -----------------  ----------------  -----------------
Class B:
   Shares sold                                   90,600   $       1,011,141           134,092  $       1,517,724
   Shares issued in connection with
    acquisition of Loomis Sayles
    Government Securities Fund                  834,917           9,275,925                --                 --
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      20,684             230,974            25,006            283,349
                                       ----------------   -----------------  ----------------  -----------------
                                                946,201          10,518,040           159,098          1,801,073
   Shares repurchased                          (476,529)         (5,324,127)         (537,206)        (6,100,694)
                                       ----------------   -----------------  ----------------  -----------------
   Net increase (decrease)                      469,672   $       5,193,913          (378,108) $      (4,299,621)
                                       ----------------   -----------------  ----------------  -----------------
Class C:
   Shares sold                                   67,790   $         759,450           106,715  $       1,211,584
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                       7,387              82,688            12,725            144,384
                                       ----------------   -----------------  ----------------  -----------------
                                                 75,177             842,138           119,440          1,355,968
   Shares repurchased                          (174,813)         (1,960,779)         (260,938)        (2,968,972)
                                       ----------------   -----------------  ----------------  -----------------
   Net increase (decrease)                      (99,636)  $      (1,118,641)         (141,498) $      (1,613,004)
                                       ----------------   -----------------  ----------------  -----------------
Class Y:
   Shares sold                                  206,094   $       2,316,707            57,198  $         653,419
   Shares issued in connection with
    acquisition of Loomis Sayles
    Government Securities Fund                      356               3,981                --                 --
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                       5,628              63,325            18,709            213,178
                                       ----------------   -----------------  ----------------  -----------------
                                                212,078           2,384,013            75,907            866,597
   Shares repurchased                          (357,795)         (4,047,745)         (298,779)        (3,409,632)
                                       ----------------   -----------------  ----------------  -----------------
   Net increase (decrease)                     (145,717)  $      (1,663,732)         (222,872) $      (2,543,035)
                                       ----------------   -----------------  ----------------  -----------------
   Increase (decrease) from capital
    share transactions                        3,532,652   $      39,221,920        (1,488,424) $     (16,942,090)
                                       ================   =================  ================  =================

On September 30, 2005, one shareholder owned 9.25% of the Fund's total shares outstanding.

September 30, 2005


10. Capital Shares (continued).

                                                                        Year Ended
                                                                    September 30, 2005
                                                           -----------------------------------
Massachusetts Tax Free Income Fund                              Shares             Amount
--------------------------------------------------------   ----------------  -----------------
Class A:
   Shares sold                                                      108,967  $       1,818,083
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                            124,767          2,082,631
                                                           ----------------  -----------------
                                                                    233,734          3,900,714
   Shares repurchased                                              (509,747)        (8,484,290)
                                                           ----------------  -----------------
   Net increase (decrease)                                         (276,013) $      (4,583,576)
                                                           ----------------  -----------------
Class B:
   Shares sold                                                        3,203  $          53,537
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                              4,326             72,024
                                                           ----------------  -----------------
                                                                      7,529            125,561
   Shares repurchased                                               (82,197)        (1,367,143)
                                                           ----------------  -----------------
   Net increase (decrease)                                          (74,668) $      (1,241,582)
                                                           ----------------  -----------------
   Increase (decrease) from capital share transactions             (350,681) $      (5,825,158)
                                                           ================  =================

                                                                        Year Ended
                                                                    September 30, 2004
                                                           -----------------------------------
Massachusetts Tax Free Income Fund                              Shares             Amount
--------------------------------------------------------   ----------------  -----------------
Class A:
   Shares sold                                                       92,298  $       1,517,739
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                            138,812          2,281,926
                                                           ----------------  -----------------
                                                                    231,110          3,799,665
   Shares repurchased                                              (583,207)        (9,546,927)
                                                           ----------------  -----------------
   Net increase (decrease)                                         (352,097) $      (5,747,262)
                                                           ----------------  -----------------
Class B:
   Shares sold                                                        6,385  $         104,899
   Shares issued in connection with the reinvestment of:
    Dividends from net investment income                              5,985             98,181
                                                           ----------------  -----------------
                                                                     12,370            203,080
   Shares repurchased                                              (122,073)        (2,004,356)
                                                           ----------------  -----------------
   Net increase (decrease)                                         (109,703) $      (1,801,276)
                                                           ----------------  -----------------
   Increase (decrease) from capital share transactions             (461,800) $      (7,548,538)
                                                           ================  =================

                                                    Year Ended                           Year Ended
                                                September 30, 2005                   September 30, 2004
                                       -----------------------------------  -----------------------------------
Municipal Income Fund                       Shares             Amount            Shares             Amount
-----------------------------------    ----------------  -----------------  ----------------  -----------------
Class A:
   Shares sold                                  417,124  $       3,133,149           562,771  $       4,169,045
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     359,731          2,701,656           431,284          3,197,822
                                       ----------------  -----------------  ----------------  -----------------
                                                776,855          5,834,805           994,055          7,366,867
   Shares repurchased                        (2,060,532)       (15,468,783)       (3,170,451)       (23,420,778)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                   (1,283,677) $      (9,633,978)       (2,176,396) $     (16,053,911)
                                       ----------------  -----------------  ----------------  -----------------
Class B:
   Shares sold                                   91,090  $         683,767           128,884  $         956,534
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      20,236            152,169            27,197            201,837
                                       ----------------  -----------------  ----------------  -----------------
                                                111,326            835,936           156,081          1,158,371
   Shares repurchased                          (309,437)        (2,326,615)         (409,784)        (3,040,646)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                     (198,111) $      (1,490,679)         (253,703) $      (1,882,275)
                                       ----------------  -----------------  ----------------  -----------------
   Increase (decrease) from capital
    share transactions                       (1,481,788) $     (11,124,657)       (2,430,099) $     (17,936,186)
                                       ================  =================  ================  =================

September 30, 2005


10. Capital Shares (continued).

                                                    Year Ended                           Year Ended
                                                September 30, 2005                   September 30, 2004
                                       -----------------------------------  -----------------------------------
Strategic Income Fund                       Shares             Amount            Shares             Amount
-----------------------------------    ----------------  -----------------  ----------------  -----------------
Class A:
   Shares sold                               50,308,376  $     706,576,467        18,605,688  $     246,707,247
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                   1,468,469         20,639,715           769,347         10,148,557
                                       ----------------  -----------------  ----------------  -----------------
                                             51,776,845        727,216,182        19,375,035        256,855,804
   Shares repurchased                        (8,154,982)      (114,434,654)       (5,231,023)       (68,866,251)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                   43,621,863  $     612,781,528        14,144,012  $     187,989,553
                                       ----------------  -----------------  ----------------  -----------------
Class B:
   Shares sold                                3,250,360  $      45,753,417         2,393,606  $      31,720,078
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     252,300          3,556,640           330,396          4,369,393
                                       ----------------  -----------------  ----------------  -----------------
                                              3,502,660         49,310,057         2,724,002         36,089,471
   Shares repurchased                        (2,831,055)       (39,810,800)       (2,654,105)       (34,998,138)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                      671,605  $       9,499,257            69,897  $       1,091,333
                                       ----------------  -----------------  ----------------  -----------------
Class C:
   Shares sold                               37,693,843  $     531,354,799        14,515,841  $     193,058,623
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                     386,067          5,441,310           242,679          3,207,880
                                       ----------------  -----------------  ----------------  -----------------
                                             38,079,910        536,796,109        14,758,520        196,266,503
   Shares repurchased                        (3,055,156)       (42,960,385)       (1,236,758)       (16,245,858)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                   35,024,754  $     493,835,724        13,521,762  $     180,020,645
                                       ----------------  -----------------  ----------------  -----------------
Class Y:
   Shares sold                                3,058,044  $      42,955,389           850,431  $      11,206,980
   Shares issued in connection with
    the reinvestment of:
    Dividends from net investment
     income                                      30,007            421,552            14,335            188,666
                                       ----------------  -----------------  ----------------  -----------------
                                              3,088,051         43,376,941           864,766         11,395,646
   Shares repurchased                          (332,834)        (4,648,580)         (240,560)        (3,177,333)
                                       ----------------  -----------------  ----------------  -----------------
   Net increase (decrease)                    2,755,217  $      38,728,361           624,206  $       8,218,313
                                       ----------------  -----------------  ----------------  -----------------
   Increase (decrease) from capital
    share transactions                       82,073,439  $   1,154,844,870        28,359,877  $     377,319,844
                                       ================  =================  ================  =================

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Massachusetts Tax Free Income Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Core Plus Bond Fund, a series of IXIS Advisor Funds Trust I, the Loomis Sayles Massachusetts Tax Free Income Fund, a series of IXIS Advisor Funds Trust II, and the Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and the Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 23, 2005

                            ADDITIONAL INFORMATION


Shareholder Meetings (Unaudited)

At a special shareholders' meeting held on June 2, 2005, shareholders of IXIS Advisor Funds Trust I, of which the Loomis Sayles Core Plus Bond Fund is a series, voted for the following proposals:

             1. Election of Trustees for IXIS Advisor Funds Trust I ("Trust I")

                                                Votes
                                Votes For      Withheld      Total Votes
      -                         ---------      --------      -----------
      Graham T. Allison, Jr. 131,745,061.272 3,213,785.211 134,958,846.483
      Edward A. Benjamin     131,812,753.170 3,146,093.313 134,958,846.483
      Daniel M. Cain         131,896,620.650 3,062,225.833 134,958,846.483
      Paul G. Chenault       131,736,188.725 3,222,657.758 134,958,846.483
      Kenneth J. Cowan       131,624,646.555 3,334,199.928 134,958,846.483
      Richard Darman         131,920,983.533 3,037,862.950 134,958,846.483
      Sandra O. Moose        131,873,816.605 3,085,029.878 134,958,846.483
      John A. Shane          131,718,823.070 3,240,023.413 134,958,846.483
      Charles D. Baker       131,824,162.901 3,134,683.582 134,958,846.483
      Cynthia L. Walker      131,866,957.031 3,091,889.452 134,958,846.483
      Robert J. Blanding     131,879,975.460 3,078,871.023 134,958,846.483
      John T. Hailer         131,817,344.611 3,141,501.872 134,958,846.483

             2. Approval of an Amended and Restated Agreement and Declaration
                of Trust for Trust I

                      Voted       Abstained      Broker
     Voted For       Against        Votes       Non-Votes      Total Votes
     ---------       -------        -----       ---------      -----------
   96,227,281.438 3,171,004.690 3,467,338.355 32,093,222.000 134,958,846.483

At a special shareholders' meeting held on June 2, 2005, shareholders of IXIS Advisor Funds Trust II, of which the Loomis Sayles Massachusetts Tax Free Income Fund is a series, voted for the following proposals:

             1. Election of Trustees for IXIS Advisor Funds Trust II ("Trust
                II")

                                                Votes
                                 Votes For     Withheld    Total Votes
        -                        ---------     --------    -----------
        Graham T. Allison, Jr. 22,764,239.374 514,958.204 23,279,197.578
        Edward A. Benjamin     22,770,172.406 509,025.172 23,279,197.578
        Daniel M. Cain         22,772,091.712 507,105.866 23,279,197.578
        Paul G. Chenault       22,749,975.557 529,222.021 23,279,197.578
        Kenneth J. Cowan       22,758,192.528 521,005.050 23,279,197.578
        Richard Darman         22,761,355.077 517,842.501 23,279,197.578
        Sandra O. Moose        22,783,421.156 495,776.422 23,279,197.578
        John A. Shane          22,758,852.839 520,344.739 23,279,197.578
        Charles D. Baker       22,746,708.764 532,488.814 23,279,197.578
        Cynthia L. Walker      22,774,049.885 505,147.693 23,279,197.578
        Robert J. Blanding     22,771,113.391 508,084.187 23,279,197.578
        John T. Hailer         22,773,708.397 505,489.181 23,279,197.578

             2. Approval of an Amended and Restated Agreement and Declaration
                of Trust for Trust II

                        Voted     Abstained     Broker
        Voted For      Against      Votes      Non-Votes    Total Votes
        ---------      -------      -----      ---------    -----------
      16,078,256.237 402,230.847 539,405.494 6,259,305.000 23,279,197.578

                            ADDITIONAL INFORMATION



At a special shareholders' meeting held on June 2, 2005, shareholders of Loomis Sayles Funds II, of which the Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund are series, voted for the following proposals:

             1. Election of Trustees for Loomis Sayles Funds II ("Loomis Trust
                II")

                                                Votes
                               Votes For       Withheld         Total
     -                         ---------       --------         -----
     Graham T. Allison, Jr. 132,584,909.794 22,128,560.082 154,713,469.876
     Edward A. Benjamin     132,612,377.523 22,101,092.353 154,713,469.876
     Daniel M. Cain         132,610,853.597 22,102,616.279 154,713,469.876
     Paul G. Chenault       132,528,522.129 22,184,947.747 154,713,469.876
     Kenneth J. Cowan       132,560,768.058 22,152,701.818 154,713,469.876
     Richard Darman         132,450,040.167 22,263,429.709 154,713,469.876
     Sandra O. Moose        132,566,101.551 22,147,368.325 154,713,469.876
     John A. Shane          132,564,423.970 22,149,045.906 154,713,469.876
     Charles D. Baker       132,593,048.677 22,120,421.199 154,713,469.876
     Cynthia L. Walker      132,584,766.724 22,128,703.152 154,713,469.876
     Robert J. Blanding     132,514,900.631 22,198,569.245 154,713,469.876
     John T. Hailer         132,593,553.721 22,119,916.155 154,713,469.876

             2. Approval of an Amended and Restated Agreement and Declaration
                of Trust for Loomis Trust II

                      Voted       Abstained       Broker
     Voted For       Against        Votes        Non-Votes      Total Votes
     ---------       -------        -----        ---------      -----------
  103,245,838.162 2,321,818.870 22,868,247.134 32,828,038.000 161,263,942.166

With respect to this proposal, the meeting was adjourned initially to June 22, 2005 and again to July 21, 2005 due to insufficient votes to pass the proposal.

                        TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and officers of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-343-2029.

                       Position(s) Held with the                                      Number of Portfolios in
                         Trust, Length of Time         Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth Served and Term of Office*       During Past 5 Years**       and Other Directorships Held
---------------------- --------------------------       ---------------------       ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.   Trustee, since 1984 for   Douglas Dillon Professor and     38;
(3/23/40)              IXIS Advisor Funds Trust I; Director of the Belfer Center    Director, Taubman Centers,
                       since 1993 for IXIS Advisor of Science and International     Inc. (real estate investment
                       Funds Trust II; since 2003  Affairs, John F. Kennedy         trust); Advisory Board
                       for Loomis Sayles Funds II; School of Government,            Member, USEC Inc. (energy
                           Contract Review and     Harvard University               supplier)
                          Governance Committee
                                 Member

Charles D. Baker          Trustee, since 2005;     President and Chief Executive    38;
(11/13/56)                 Contract Review and     Officer, Harvard Pilgrim         None
                          Governance Committee     Health Care (health plan)
                                 Member

Edward A. Benjamin       Trustee, since 2003 for   Retired                          38;
(5/30/38)              IXIS Advisor Funds Trust I                                   Director, Coal, Energy
                         and II; since 2002 for                                     Investments & Management,
                         Loomis Sayles Funds II;                                    LLC; Director, Precision
                           Contract Review and                                      Optics Corporation (optics
                          Governance Committee                                      manufacturer)
                                 Member

Daniel M. Cain           Trustee, since 1996 for   President and Chief Executive    38;
(2/24/45)              IXIS Advisor Funds Trust I  Officer, Cain Brothers &         Trustee, Universal Health
                         and II; since 2003 for    Company, Incorporated            Realty Income Trust;
                         Loomis Sayles Funds II;   (investment banking)             Director, Sheridan
                        Co-Chairman of the Board,                                   Healthcorp (physician
                         since 2004; Chairman of                                    practice management)
                           the Audit Committee

Paul G. Chenault         Trustee, since 2003 for   Retired; Trustee, First Variable 38;
(9/12/33)              IXIS Advisor Funds Trust I  Life (variable life insurance)   Director, Mailco Office
                         and II; since 2000 for                                     Products, Inc. (mailing
                         Loomis Sayles Funds II;                                    equipment)
                           Contract Review and
                          Governance Committee
                                 Member

                        TRUSTEE AND OFFICER INFORMATION


                        Position(s) Held with the                                     Number of Portfolios in
                          Trust, Length of Time         Principal Occupation(s)       Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*       During Past 5 Years**      and Other Directorships Held
----------------------  --------------------------       ---------------------      ----------------------------

INDEPENDENT TRUSTEES
continued

  Kenneth J. Cowan        Trustee, since 1993 for    Retired                       38;
  (4/5/32)              IXIS Advisor Funds Trust I;                                None
                        since 1975 for IXIS Advisor
                        Funds Trust II; since 2003
                        for Loomis Sayles Funds II;
                         Co-Chairman of the Board,
                          since 2004; Chairman of
                          the Contract Review and
                           Governance Committee

  Richard Darman          Trustee, since 1996 for    Partner, The Carlyle Group    38;
  (5/10/43)             IXIS Advisor Funds Trust I   (investments); formerly,      Director and Chairman of the
                          and II; since 2003 for     Professor, John F. Kennedy    Board of Directors, AES
                          Loomis Sayles Funds II;    School of Government,         Corporation (independent
                            Contract Review and      Harvard University            power company); Chairman-
                           Governance Committee                                    Designate of the Smithsonian
                                  Member                                           National Museum of
                                                                                   American History; Trustee,
                                                                                   Howard Hughes Medical
                                                                                   Institute

  Sandra O. Moose         Trustee, since 1982 for    President, Strategic Advisory 38;
  (2/17/42)             IXIS Advisor Funds Trust I;  Services (management          Director, Verizon
                        since 1993 for IXIS Advisor  consulting); formerly, Senior Communications; Director,
                       Funds Trust II and III; since Vice President and Director,  Rohm and Haas Company
                          2003 for Loomis Sayles     The Boston Consulting Group,  (specialty chemicals);
                         Funds II; Audit Committee   Inc. (management consulting)  Director, AES Corporation
                                  Member

  John A. Shane           Trustee, since 1993 for    President, Palmer Service     38;
  (2/22/33)             IXIS Advisor Funds Trust I;  Corporation (venture capital  Director, Gensym
                        since 1982 for IXIS Advisor  organization)                 Corporation (software and
                          Funds Trust II and III;                                  technology services provider);
                           since 2003 for Loomis                                   Director, Abt Associates Inc.
                         Sayles Funds II; Contract                                 (research and consulting
                           Review and Governance                                   firm)
                             Committee Member

  Cynthia L. Walker     Trustee, since 2005; Audit   Dean for Finance and CFO      38;
  (7/25/56)                  Committee Member        (formerly, Associate Dean for None
                                                     Finance & CFO), Harvard
                                                     Medical School

                        TRUSTEE AND OFFICER INFORMATION


                        Position(s) Held with the                                     Number of Portfolios in
                          Trust, Length of Time        Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*      During Past 5 Years**       and Other Directorships Held
----------------------  --------------------------      ---------------------       ----------------------------

INTERESTED TRUSTEES

Robert J. Blanding/1/      Trustee, since 2002;    President, Chairman, Director           38;
(4/14/47)               Chief Executive Officer of and Chief Executive Officer,            None
555 California Street    Loomis Sayles Funds II,   Loomis, Sayles & Company,
San Francisco, CA 94104         since 2003         L.P.

John T. Hailer/2/          Trustee, since 2000;    President and Chief Executive           38;
(11/23/60)                 President and Chief     Officer, IXIS Asset                     None
                        Executive Officer of IXIS  Management Distributors,
                         Advisor Funds I and II,   L.P.; President and Chief
                         since 2000; President of  Executive Officer, IXIS
                         Loomis Sayles Funds II,   Advisor Funds
                                since 2003

OFFICERS

Coleen Downs Dinneen    Secretary, Clerk and Chief Senior Vice President, General          Not Applicable
(12/16/60)              Legal Officer, since 2004  Counsel, Secretary and Clerk
                                                   (formerly, Deputy General
                                                   Counsel, Assistant Secretary
                                                   and Assistant Clerk) IXIS
                                                   Asset Management
                                                   Distribution Corporation, IXIS
                                                   Asset Management
                                                   Distributors, L.P. and IXIS
                                                   Asset Management Advisors,
                                                   L.P.

Michael C. Kardok          Treasurer, Principal    Senior Vice President, IXIS             Not Applicable
(7/17/59)                Financial and Accounting  Asset Management Advisors,
                           Officer, since 2004     L.P. and IXIS Asset
                                                   Management Distributors,
                                                   L.P.; formerly, Senior Director,
                                                   PFPC Inc.

Max J. Mahoney            Anti-Money Laundering    Senior Vice President, Deputy           Not Applicable
(5/1/62)                  Officer and Assistant    General Counsel, Assistant
                          Secretary, since 2005    Secretary and Assistant Clerk,
                                                   IXIS Asset Management
                                                   Distribution Corporation, IXIS
                                                   Asset Management
                                                   Distributors, L.P. and IXIS
                                                   Asset Management Advisors,
                                                   L.P.; Chief Compliance
                                                   Officer, IXIS Asset
                                                   Management Advisors, L.P.;
                                                   formerly, Senior Counsel,
                                                   MetLife, Inc.; formerly,
                                                   Associate Counsel, LPL
                                                   Financial Services, Inc.

                        TRUSTEE AND OFFICER INFORMATION


                       Position(s) Held with the                                    Number of Portfolios in
                         Trust, Length of Time        Principal Occupation(s)       Fund Complex Overseen***
Name and Date of Birth Served and Term of Office*      During Past 5 Years**      and Other Directorships Held
---------------------- --------------------------      ---------------------      ----------------------------

OFFICERS
continued

 John E. Pelletier      Chief Operating Officer,   Executive Vice President and          Not Applicable
 (6/24/64)                     since 2004          Chief Operating Officer
                                                   (formerly, General Counsel,
                                                   Secretary and Clerk), IXIS
                                                   Asset Management
                                                   Distributors, L.P. and IXIS
                                                   Asset Management Advisors,
                                                   L.P.; Executive Vice President
                                                   (formerly, Senior Vice
                                                   President, General Counsel,
                                                   Secretary and Clerk), IXIS
                                                   Asset Management
                                                   Distribution Corporation;
                                                   formerly, Director IXIS Asset
                                                   Management Services
                                                   Company

 Daniel J. Fuss        Executive Vice President of Vice Chairman and Director,           Not Applicable
 (9/27/33)               Loomis Sayles Funds II,   Loomis, Sayles & Company,
 One Financial Center          since 2003          L.P.; Prior to 2002, President
 Boston, MA 02111                                  and Trustee of Loomis Sayles
                                                   Funds II

 Kristin Vigneaux       Chief Compliance Officer,  Chief Compliance Officer for          Not Applicable
 (9/25/69)                     since 2004          Mutual Funds, IXIS Asset
                                                   Management Distributors, L.P.
                                                   and IXIS Asset Management
                                                   Advisors, L.P.; formerly, Vice
                                                   President, IXIS Asset
                                                   Management Services
                                                   Company

* The year provided is the earliest year during which a Trustee was elected or appointed to the Trusts. All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72, but was suspended for the calendar year 2006. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy but to designate 2006 as a transition period so that any Trustees who are currently 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor and Loomis Sayles Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis,
    Sayles & Company, L.P. ("Loomis Sayles") are omitted if not materially different from a Trustee's or officer's current position with such entity.

*** The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust:
      President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation, President and Chief Executive Officer of IXIS Asset Management Advisors, L.P.

                       [LOGO]

  Equity Funds
  Annual Report
  September 30, 2005
[LOGO]


Loomis Sayles Growth Fund

Loomis Sayles Research Fund
TABLE OF CONTENTS

Management Discussion
and Performance.........Page 1

Schedule of InvestmentsPage 10

Financial Statements...Page 14

                           LOOMIS SAYLES GROWTH FUND

PORTFOLIO PROFILE




Objective:
Long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:
May 16, 1991

--------------------------------------------------------------------------------
Managers:
Mark Baribeau
Pamela Czekanski
Richard Skaggs
Loomis, Sayles &
  Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LGRRX
                                 Class B LGRBX
                                 Class C LGRCX
                                 Class Y LSGRX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. This fund may invest in foreign securities, which involves risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards.

Management Discussion
--------------------------------------------------------------------------------


Above-average revenue and earnings growth of the companies selected for its portfolio led to strong performance for Loomis Sayles Growth Fund for the fiscal year ended September 30, 2005. For the 12-month period, Class A shares of the fund produced a total return of 21.08% at net asset value, well ahead of the 11.60% return of the fund's benchmark, the Russell 1000 Growth Index. The fund also did better than the funds in Morningstar's Large Growth category, which had an average return of 13.39%.

FINANCIAL STOCKS, TECH HOLDINGS LED FUND PERFORMANCE
Our emphasis on the financial sector and solid performance from the individual stocks we selected made this the fund's best-performing sector during the period. Legg Mason and Moody's Corp. were both standouts. Legg Mason appreciated as the stock market reacted favorably to the news that the company had decided to focus exclusively on the asset management business. Moody's experienced healthy revenue and earnings growth in its mortgage-backed securities and international finance businesses. Our technology selections also performed well, led by Apple Computer, which benefited from the popularity of its iPod products and solid growth in its Macintosh computer and on-line music businesses. Texas Instruments, which enjoyed excellent earnings growth in its semiconductor business for the fast-growing wireless communications industry, was another positive contributor among our technology holdings. Internet search company Google exceeded sales and earnings targets with impressive growth in advertising revenues.

A FEW INDIVIDUAL HOLDINGS DISAPPOINTED
On-line auctioneer eBay failed to meet expectations early in 2005, primarily because of slowing earnings in the United States and Germany. We sold the holding, but then bought it back later in the fiscal year when the outlook for the company brightened again. Shares of software company Symantec declined as investors expressed doubts about its planned acquisition of Veritas, which provides data management systems for computer networks. Shares of Biogen Idec, a biotechnology company, fell after it withdrew its multiple sclerosis drug, Tysabri, from the market following reports of two patient deaths. We sold both Symantec and Biogen Idec.

FINANCIAL AND ENERGY HOLDINGS WERE INCREASED
We made adjustments to our sector weightings during the fiscal year, but remained focused on companies with strong revenue and earnings growth, which appeared likely to sustain that growth in the current economic environment. We also reduced the fund's positions in the consumer discretionary, and technology sectors, as well as the home building industry, and added to our investments in energy and financial services companies during the fiscal year. Within the energy sector, we emphasized natural gas exploration and production companies, while in financial services we focused on asset managers, specialty finance companies, and investment banks.

MARKET'S POST-KATRINA RESILIENCE ENCOURAGES POSITIVE OUTLOOK
As the fiscal year drew to a close in late September, we expected some economic weakening in the wake of Hurricanes Katrina and Rita, which caused such devastation in the Gulf Coast area. Consumer sentiment and employment trends may continue to slip and economic growth may slow. Moreover, even if they decline to pre-hurricane levels, high oil prices are likely to remain a drag on the economy. Despite these concerns, we see reason for optimism. The stock market showed vigor in the weeks after the hurricanes and we believe the Federal Reserve Board may be nearing the end of its program of gradually increasing short-term interest rates. In this environment, we believe the market averages may finish 2005 with positive performance for the year.

                           LOOMIS SAYLES GROWTH FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1/


                                    [CHART]

                  September 30, 1995 through September 30, 2005

                Net        Maximum         Lipper              Russell
               Asset        Sales      Large-Cap Growth      1000 Growth
              Value/2/    Charge/3/      Funds Index            Index
              ---------   ---------   ------------------     -----------
  9/30/1995    $10,000     $ 9,425         $10,000             $10,000
 10/31/1995      9,914       9,344           9,943              10,007
 11/30/1995     10,141       9,558          10,256              10,396
 12/31/1995     10,026       9,450          10,260              10,455
  1/31/1996     10,019       9,443          10,562              10,805
  2/29/1996     10,341       9,746          10,799              11,003
  3/31/1996     10,354       9,759          10,804              11,017
  4/30/1996     10,952      10,322          11,062              11,307
  5/31/1996     11,234      10,589          11,388              11,702
  6/30/1996     11,255      10,608          11,285              11,718
  7/31/1996     10,236       9,648          10,681              11,031
  8/31/1996     10,670      10,057          11,002              11,316
  9/30/1996     11,399      10,744          11,768              12,140
 10/31/1996     11,864      11,182          11,914              12,213
 11/30/1996     12,364      11,653          12,685              13,130
 12/31/1996     12,027      11,336          12,370              12,873
  1/31/1997     13,083      12,331          13,154              13,776
  2/28/1997     12,368      11,656          12,965              13,683
  3/31/1997     11,634      10,965          12,300              12,942
  4/30/1997     11,527      10,864          12,975              13,802
  5/31/1997     12,664      11,936          13,856              14,798
  6/30/1997     13,066      12,315          14,436              15,390
  7/31/1997     14,390      13,563          15,816              16,751
  8/31/1997     14,056      13,248          14,953              15,770
  9/30/1997     15,306      14,426          15,779              16,547
 10/31/1997     15,139      14,268          15,232              15,935
 11/30/1997     14,685      13,840          15,570              16,612
 12/31/1997     14,937      14,078          15,782              16,798
  1/31/1998     14,320      13,497          16,062              17,300
  2/28/1998     15,329      14,447          17,288              18,602
  3/31/1998     15,862      14,950          18,093              19,343
  4/30/1998     16,313      15,375          18,396              19,611
  5/31/1998     15,684      14,783          17,985              19,054
  6/30/1998     16,384      15,442          19,014              20,221
  7/31/1998     15,494      14,603          19,005              20,087
  8/31/1998     12,386      11,674          15,901              17,073
  9/30/1998     13,751      12,960          17,058              18,384
 10/31/1998     14,689      13,844          18,158              19,862
 11/30/1998     14,784      13,934          19,405              21,373
 12/31/1998     16,817      15,850          21,539              23,300
  1/31/1999     17,337      16,340          22,937              24,668
  2/28/1999     16,623      15,667          21,995              23,541
  3/31/1999     18,100      17,060          23,246              24,781
  4/30/1999     18,345      17,290          23,325              24,812
  5/31/1999     17,842      16,816          22,553              24,050
  6/30/1999     19,093      17,995          24,120              25,735
  7/31/1999     18,249      17,200          23,363              24,917
  8/31/1999     18,395      17,337          23,368              25,324
  9/30/1999     17,957      16,925          23,131              24,792
 10/31/1999     19,338      18,226          24,905              26,664
 11/30/1999     20,657      19,469          26,136              28,103
 12/31/1999     23,917      22,541          29,038              31,026
  1/31/2000     22,981      21,660          27,873              29,571
  2/29/2000     25,836      24,350          29,338              31,016
  3/31/2000     26,523      24,998          31,397              33,236
  4/30/2000     24,409      23,006          28,968              31,655
  5/31/2000     22,788      21,478          27,300              30,061
  6/30/2000     25,063      23,622          29,106              32,339
  7/31/2000     24,835      23,407          28,516              30,991
  8/31/2000     27,514      25,932          30,982              33,797
  9/30/2000     26,086      24,586          28,620              30,600
 10/31/2000     24,130      22,742          27,106              29,152
 11/30/2000     20,020      18,869          23,470              24,855
 12/31/2000     20,038      18,886          23,324              24,068
  1/31/2001     19,477      18,357          24,002              25,731
  2/28/2001     17,144      16,158          20,286              21,363
  3/31/2001     15,651      14,751          18,179              19,038
  4/30/2001     16,828      15,860          20,130              21,446
  5/31/2001     16,267      15,332          19,977              21,130
  6/30/2001     16,062      15,139          19,402              20,641
  7/31/2001     15,352      14,470          18,706              20,125
  8/31/2001     14,176      13,361          17,284              18,479
  9/30/2001     12,810      12,073          15,546              16,634
 10/31/2001     13,525      12,747          16,191              17,507
 11/30/2001     14,707      13,861          17,675              19,189
 12/31/2001     15,080      14,213          17,757              19,153
  1/31/2002     15,049      14,183          17,355              18,814
  2/28/2002     14,240      13,422          16,637              18,034
  3/31/2002     14,863      14,008          17,306              18,657
  4/30/2002     14,396      13,568          16,154              17,135
  5/31/2002     14,302      13,480          15,860              16,720
  6/30/2002     13,307      12,542          14,568              15,173
  7/31/2002     12,188      11,487          13,472              14,339
  8/31/2002     12,188      11,487          13,546              14,382
  9/30/2002     11,348      10,696          12,234              12,890
 10/31/2002     12,188      11,487          13,175              14,073
 11/30/2002     12,499      11,780          13,721              14,837
 12/31/2002     11,598      10,931          12,765              13,812
  1/31/2003     11,505      10,843          12,470              13,477
  2/28/2003     11,443      10,785          12,336              13,415
  3/31/2003     11,691      11,019          12,568              13,665
  4/30/2003     12,437      11,722          13,488              14,675
  5/31/2003     13,152      12,396          14,149              15,408
  6/30/2003     13,184      12,425          14,266              15,620
  7/31/2003     13,744      12,954          14,680              16,009
  8/31/2003     14,116      13,305          15,041              16,407
  9/30/2003     13,713      12,924          14,721              16,231
 10/31/2003     15,018      14,154          15,614              17,143
 11/30/2003     15,143      14,272          15,762              17,322
 12/31/2003     15,329      14,447          16,207              17,921
  1/31/2004     15,671      14,770          16,517              18,287
  2/29/2004     15,795      14,886          16,589              18,403
  3/31/2004     15,733      14,828          16,404              18,062
  4/30/2004     15,236      14,360          16,036              17,852
  5/31/2004     15,702      14,799          16,326              18,185
  6/30/2004     16,168      15,239          16,560              18,412
  7/31/2004     15,049      14,184          15,580              17,371
  8/31/2004     14,863      14,008          15,470              17,285
  9/30/2004     15,484      14,594          15,833              17,450
 10/31/2004     16,043      15,121          16,024              17,722
 11/30/2004     17,070      16,088          16,739              18,332
 12/31/2004     17,724      16,705          17,414              19,050
  1/31/2005     17,008      16,030          16,815              18,415
  2/28/2005     17,256      16,264          16,925              18,611
  3/31/2005     16,759      15,795          16,617              18,272
  4/30/2005     16,231      15,298          16,256              17,924
  5/31/2005     17,288      16,294          17,158              18,791
  6/30/2005     17,723      16,704          17,192              18,722
  7/31/2005     18,594      17,524          18,057              19,637
  8/31/2005     18,283      17,232          17,864              19,384
  9/30/2005     18,737      17,655          18,078              19,473



Average Annual Total Returns -- September 30, 2005


                                    1 YEAR/5/ 5 YEARS/5/ 10 YEARS/5/
CLASS A/1/
Net Asset Value/2/                   21.08%     -6.40%      6.48%
With Maximum Sales Charge/3/         14.20      -7.49       5.85

CLASS B/1/
Net Asset Value/2/                   20.24      -7.09       5.72
With CDSC/4/                         15.24      -7.30       5.72

CLASS C/1/
Net Asset Value/2/                   20.24      -7.09       5.72
With CDSC/4/                         19.24      -7.09       5.72

CLASS Y/1/
Net Asset Value/2/                   21.55      -6.16       6.72
--------------------------------------------------------------------

COMPARATIVE PERFORMANCE              1 YEAR    5 YEARS    10 YEARS
Russell 1000 Growth Index            11.60%     -8.64%      6.89%
Lipper Large-Cap Growth Funds Index  14.18      -8.78       6.10
Lipper Large-Cap Growth Funds Avg.   12.55      -7.83       6.51
Morningstar Large Growth Fund Avg.   13.39      -7.28       6.94

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                % of Net Assets as of
FUND COMPOSITION                3/31/05    9/30/05
-----------------------------------------------------
Common Stock                     95.8       96.3
-----------------------------------------------------
Short Term Invest. & Other        4.2        3.7
-----------------------------------------------------

                                % of Net Assets as of
TEN LARGEST HOLDINGS            3/31/05    9/30/05
-----------------------------------------------------
Google, Inc., Class A             2.9        4.0
-----------------------------------------------------
Legg Mason, Inc.                  2.8        3.5
-----------------------------------------------------
Procter & Gamble Co.              2.5        3.5
-----------------------------------------------------
Intel Corp.                       2.3        2.9
-----------------------------------------------------
WellPoint, Inc.                   2.7        2.8
-----------------------------------------------------
Moody's Corp.                     1.6        2.6
-----------------------------------------------------
Whole Foods Market, Inc.          1.5        2.6
-----------------------------------------------------
QUALCOMM, Inc.                    2.1        2.5
-----------------------------------------------------
Franklin Resources, Inc.          0.0        2.5
-----------------------------------------------------
Lowe's Cos., Inc.                 0.0        2.5
-----------------------------------------------------

                                % of Net Assets as of
FIVE LARGEST INDUSTRIES         3/31/05    9/30/05
-----------------------------------------------------
Capital Markets                   8.3       13.3
-----------------------------------------------------
Healthcare Providers & Services   9.8       11.0
-----------------------------------------------------
Communications Equipment          3.2        7.1
-----------------------------------------------------
Semiconductors & Semiconductor
 Equipment                        4.3        7.0
-----------------------------------------------------
Oil, Gas & Consumable Fuels       3.8        6.6
-----------------------------------------------------

 Portfolio holdings and asset allocations will vary.
See page 5 for a description of the indexes.
NOTES TO CHARTS
/1/Returns shown in the chart include performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (12/31/96), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 5.75%.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/Fund performance has been increased by expense waivers, without which performance would have been lower.

                          LOOMIS SAYLES RESEARCH FUND

PORTFOLIO PROFILE




Objective:
Long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:
July 31, 2000

--------------------------------------------------------------------------------
Managers:
Maureen G. Depp
Brian James
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LSRRX
                                 Class B LSCBX
                                 Class C LSCCX
                                 Class Y LISRX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks are generally more sensitive to market movements than value stocks. Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards. Small-cap stocks are generally more volatile than the market.

Management Discussion
--------------------------------------------------------------------------------


Strong stock selection, especially in the financial and energy sectors, helped drive the performance of Loomis Sayles Research Fund for the fiscal year ended September 30, 2005. Based on the net asset value of Class A shares, the fund's total return was 18.42%, well ahead of its benchmark, Standard & Poor's 500 Index, which returned 12.25%. The fund also finished the period well ahead of Morningstar's Large Blend Category, which had an average return of 13.17%.

NON-BANK FINANCIAL HOLDINGS AND ENERGY ADDED TO PERFORMANCE
Rising short-term interest rates during the period caused concern that lenders' profit margins might be squeezed, so we focused on non-bank institutions in the financial sector. These included major brokerage firms like Lehman Brothers Holdings and Goldman Sachs, which benefited from increased activity both in equity issuance and in merger-and-acquisition activity. Rising oil and natural gas prices and the resulting increases in corporate earnings helped make energy the best-performing sector in the S&P 500 index, and the specific energy stocks we picked outperformed those in the index. Among our energy selections, Halliburton was the top performer; its earnings grew robustly as investors became less concerned about the company's exposure to asbestos liability and controversies over its political influence. Apple Computer also made a solid contribution as the company benefited from accelerating sales of its iPod product line and Macintosh computers. We sold the fund's position in Apple at a profit before the end of the fiscal year.

SOME INDIVIDUAL SELECTIONS FALTERED
Most of our disappointments resulted from company-specific issues rather than broad sector themes. Countrywide Financial reported disappointing second-quarter earnings as the company's banking-related operations became a more prominent part of the business at a time when investors worried about the impact of rising interest rates. Kinetic Concepts, a specialized healthcare equipment company, and American Eagle Outfitters, a retailer focusing on apparel for the teen market, both had disappointing earnings results. We reduced the fund's position in Kinetic and eliminated American Eagle. The telecommunication services sector also held back performance, primarily because we did not own several wireless service companies that performed particularly well. In the materials sector, we generally avoided companies whose earnings tend to be closely tied to the economic cycle because of our concern about a possible slowdown and the effects of rising interest rates. One of our more cyclical holdings, Smurfit-Stone Container, declined in value because of its exposure to commodity prices and the fact that an anticipated restructuring of its containerboard operations was delayed. The stock remains in the portfolio.

FUNDAMENTAL RESEARCH, NOT SECTOR DECISIONS, DROVE STRATEGY
We remained steadfast to our strategy during the year, continuing to use bottom-up, fundamental analysis to seek specific investment candidates with competitive prospects in their individual markets. We kept our sector weightings close to those of the S&P 500. As the year progressed and several holdings rose in price, we took some profits from stocks that seemed riskier and redeployed assets into companies we believe have more stable growth prospects.

POST-KATRINA MARKETS SEEM RESILIENT
We believe Hurricane Katrina may cause some weakness in the economy, especially because of its short-term effects on consumer sentiment, employment, and the pace of economic growth. In addition, although oil prices are beginning to recede from their post-Katrina peaks, we believe high energy prices will remain a cause for concern. However, we also think the Federal Reserve Board, which has been steadily raising short-term rates since June 2004, may end its program of rate hikes soon, and that short-term interest rates may stabilize at lower levels than had been anticipated. Overall, the stock market's reaction to Katrina has been surprisingly resilient, which encourages a more optimistic long-term outlook for the economy and equity prices.

                          LOOMIS SAYLES RESEARCH FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.
Growth of a $10,000 Investment in Class A Shares/1/



                                    [CHART]

              July 31, 2000 (inception) through September 30, 2005

                                                 Lipper Large-Cap
                  Net Asset      Maximum Sales     Growth Funds      S&P 500
                   Value/2/        Charge/3/          Index           Index
                  ---------      -------------    ----------------  ---------
    7/31/2000      $10,000          $ 9,425            $10,000       $10,000
    8/31/2000       10,937           10,308             10,865        10,621
    9/30/2000       10,538            9,932             10,036        10,060
   10/31/2000       10,109            9,528              9,506        10,018
   11/30/2000        8,698            8,198              8,230         9,228
   12/31/2000        9,039            8,519              8,179         9,273
    1/31/2001        9,149            8,623              8,417         9,602
    2/28/2001        8,147            7,679              7,114         8,727
    3/31/2001        7,646            7,206              6,375         8,174
    4/30/2001        8,298            7,820              7,059         8,809
    5/31/2001        8,368            7,887              7,006         8,868
    6/30/2001        8,227            7,754              6,804         8,652
    7/31/2001        7,997            7,537              6,560         8,567
    8/31/2001        7,526            7,093              6,061         8,031
    9/30/2001        6,865            6,470              5,452         7,382
   10/31/2001        7,105            6,696              5,678         7,523
   11/30/2001        7,626            7,187              6,198         8,100
   12/31/2001        7,793            7,345              6,227         8,171
    1/31/2002        7,713            7,270              6,086         8,052
    2/28/2002        7,623            7,185              5,834         7,896
    3/31/2002        7,903            7,449              6,069         8,193
    4/30/2002        7,582            7,146              5,665         7,697
    5/31/2002        7,492            7,061              5,562         7,640
    6/30/2002        7,001            6,598              5,109         7,096
    7/31/2002        6,429            6,059              4,724         6,543
    8/31/2002        6,389            6,022              4,750         6,586
    9/30/2002        5,707            5,378              4,290         5,870
   10/31/2002        6,148            5,794              4,620         6,387
   11/30/2002        6,399            6,031              4,812         6,762
   12/31/2002        6,079            5,729              4,476         6,365
    1/31/2003        5,938            5,597              4,373         6,198
    2/28/2003        5,848            5,512              4,326         6,105
    3/31/2003        5,928            5,587              4,407         6,165
    4/30/2003        6,360            5,994              4,730         6,672
    5/31/2003        6,712            6,326              4,962         7,024
    6/30/2003        6,803            6,411              5,003         7,114
    7/31/2003        6,954            6,554              5,148         7,239
    8/31/2003        7,054            6,649              5,275         7,380
    9/30/2003        6,934            6,535              5,162         7,302
   10/31/2003        7,376            6,952              5,475         7,715
   11/30/2003        7,467            7,037              5,527         7,783
   12/31/2003        7,760            7,313              5,683         8,191
    1/31/2004        7,860            7,408              5,792         8,341
    2/29/2004        8,022            7,560              5,817         8,457
    3/31/2004        7,951            7,494              5,752         8,330
    4/30/2004        7,729            7,285              5,623         8,199
    5/31/2004        7,840            7,389              5,725         8,311
    6/30/2004        8,031            7,569              5,807         8,473
    7/31/2004        7,658            7,218              5,464         8,193
    8/31/2004        7,648            7,209              5,425         8,226
    9/30/2004        7,850            7,399              5,552         8,315
   10/31/2004        7,921            7,465              5,619         8,442
   11/30/2004        8,354            7,874              5,870         8,783
   12/31/2004        8,671            8,172              6,107         9,082
    1/31/2005        8,560            8,068              5,897         8,861
    2/28/2005        8,752            8,248              5,935         9,047
    3/31/2005        8,689            8,189              5,827         8,887
    4/30/2005        8,417            7,933              5,701         8,719
    5/31/2005        8,780            8,275              6,017         8,996
    6/30/2005        8,951            8,436              6,029         9,009
    7/31/2005        9,273            8,740              6,332         9,344
    8/31/2005        9,122            8,598              6,264         9,259
    9/30/2005        9,294            8,761              6,339         9,334
Average Annual Total Returns -- September 30, 2005


                                                         SINCE FUND
                                    1 YEAR/6/ 5 YEARS/6/ INCEPTION/6/
CLASS A/1/
Net Asset Value/2/                   18.42%     -2.48%      -1.41%
With Maximum Sales Charge/3/         11.54      -3.62       -2.53

CLASS B/1/
Net Asset Value/2/                   17.77      -3.29       -2.23
With CDSC/4/                         12.77      -3.68       -2.42

CLASS C/1/
Net Asset Value/2/                   17.51      -3.38       -2.31
With CDSC/4/                         16.51      -3.38       -2.31

Class Y/1/
Net Asset Value/2/                   18.99      -2.17       -1.10
---------------------------------------------------------------------

                                                         SINCE FUND
COMPARATIVE PERFORMANCE              1 YEAR    5 YEARS   INCEPTION/5/
S&P 500 Index                        12.25%     -1.49%      -1.33%
Lipper Large-Cap Growth Funds Index  14.18      -8.78       -8.44
Lipper Large-Cap Growth Funds Avg.   12.55      -7.83       -7.35
Morningstar Large Blend Fund Avg.    13.17      -1.17       -0.89

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                % of Net Assets as of
FUND COMPOSITION                3/31/05    9/30/05
-----------------------------------------------------
Common Stock                     99.3       99.9
-----------------------------------------------------
Short Term Invest. & Other       0.07        0.1
-----------------------------------------------------

                                % of Net Assets as of
TEN LARGEST HOLDINGS            3/31/05    9/30/05
-----------------------------------------------------
General Electric Co.              4.7        3.8
-----------------------------------------------------
Chevron Corp.                     0.0        2.8
-----------------------------------------------------
Coca-Cola Co.                     0.0        2.8
-----------------------------------------------------
Lehman Brothers Holdings, Inc.    2.9        2.7
-----------------------------------------------------
Procter & Gamble Co.              2.6        2.7
-----------------------------------------------------
Halliburton Co.                   1.3        2.4
-----------------------------------------------------
Goldman Sachs Group, Inc.         2.3        2.4
-----------------------------------------------------
PepsiCo, Inc.                     1.4        2.2
-----------------------------------------------------
United Technologies Corp.         1.9        2.2
-----------------------------------------------------
Legg Mason, Inc.                  1.5        2.1
-----------------------------------------------------

                                % of Net Assets as of
FIVE LARGEST INDUSTRIES         3/31/05    9/30/05
-----------------------------------------------------
Capital Markets                  10.2       11.3
-----------------------------------------------------
Healthcare Providers & Services   5.9        6.2
-----------------------------------------------------
Energy Equipment & Services       2.3        5.7
-----------------------------------------------------
Communications Equipment          3.0        5.2
-----------------------------------------------------
Beverages                         1.4        5.0
-----------------------------------------------------

 Portfolio holdings and asset allocations will vary.
See page 5 for a description of the indexes.
NOTES TO CHARTS
/1/Returns shown in the chart include the performance of the fund's Retail
  Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (11/30/01), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares because Class A shares include the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 5.75%.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/The since-inception performance comparisons shown are calculated from
  7/31/00.
/6/Fund performance has been increased by expense waivers, without which performance would have been lower.

                            ADDITIONAL INFORMATION


The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing. INDEX/AVERAGE DESCRIPTIONS:
Standard & Poor's 500 ("S&P 500") Stock Index is an unmanaged index of U.S. common stock performance.

Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. growth companies within the Russell 3000 Index.

Lipper Fund Indexes are equally weighted indexes typically consisting of the 30 largest mutual funds within each fund's category, as calculated by Lipper, Inc.

Lipper Fund Averages are the average performance without sales charges of the mutual funds in a stated category, as calculated by Lipper, Inc.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                      UNDERSTANDING YOUR FUNDS' EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish account (certain exceptions may apply). These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2005 through September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES GROWTH FUND                        4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,118.70                  $5.84
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.55                  $5.57
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,114.40                  $9.81
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.79                  $9.35
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,114.40                  $9.81
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.79                  $9.35
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,121.90                  $4.52
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.81                  $4.31
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio: 1.10%, 1.85%, 1.85% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

                      UNDERSTANDING YOUR FUNDS' EXPENSES

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES RESEARCH FUND                      4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,069.60                   $6.49
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.80                   $6.33
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,065.60                  $10.36
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                  $10.10
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,064.50                  $10.35
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                  $10.10
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,071.70                   $4.41
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.81                   $4.31
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio: 1.25%, 2.00%, 2.00% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

              BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks,
(ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and
(v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds' shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser and its affiliates.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in May, 2005. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees also considered the services provided by the Adviser's affiliates to the Funds, including the monitoring and board reporting services provided. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

After reviewing the information with respect to each Fund, the Board concluded that the Fund's performance supported the renewal of the Agreement relating to that Fund. The Trustees also considered the Adviser's performance and reputation generally, these Funds' performance as a fund family generally, and the historical responsiveness of the Adviser and its affiliates to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds.

              BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees also noted management's stated justification for the fees charged to the Funds, which included information about the performance of the Funds, the services provided to the Funds and management's view as to why it was appropriate that some Funds bear total expenses greater than their peer group median.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fee or other means, such as expense waivers. The Trustees noted that the Funds benefited from expense caps. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering transfer agency and administrative services.

.. so-called "fallout benefits" to the Adviser and its affiliates, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also considered the fact that Loomis Sayles' parent company benefits from the retention of affiliated service providers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2006.

             LOOMIS SAYLES GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

   Shares    Description                                   Value (a)
-----------------------------------------------------------------------
Common Stocks -- 96.3% of Total Net Assets
             Biotechnology -- 4.4%
      62,800 Amgen, Inc.(c)                             $     5,003,276
      51,325 Genentech, Inc.(c)                               4,322,078
                                                        ---------------
                                                              9,325,354
                                                        ---------------
             Capital Markets -- 13.3%
     126,500 Ameritrade Holding Corp.(c)(d)                   2,717,220
      24,675 Bear Stearns Cos., Inc.                          2,708,081
      63,825 Franklin Resources, Inc.                         5,358,747
      21,500 Goldman Sachs Group, Inc.                        2,613,970
      66,469 Legg Mason, Inc.                                 7,290,985
      36,226 Lehman Brothers Holdings, Inc.                   4,219,604
      47,273 T. Rowe Price Group, Inc.                        3,086,927
                                                        ---------------
                                                             27,995,534
                                                        ---------------
             Communications Equipment -- 7.1%
     103,250 Cisco Systems, Inc.(c)                           1,851,272
     154,400 Corning, Inc.(c)                                 2,984,552
     214,650 Motorola, Inc.                                   4,741,618
     119,875 QUALCOMM, Inc.                                   5,364,406
                                                        ---------------
                                                             14,941,848
                                                        ---------------
             Computers & Peripherals -- 4.9%
      84,362 Apple Computer, Inc.(c)                          4,522,647
      64,475 Dell, Inc.(c)                                    2,205,045
     127,125 Hewlett-Packard Co.                              3,712,050
                                                        ---------------
                                                             10,439,742
                                                        ---------------
             Diversified Financial Services -- 4.3%
      10,475 Chicago Mercantile Exchange Holdings, Inc.       3,533,217
     108,837 Moody's Corp.                                    5,559,394
                                                        ---------------
                                                              9,092,611
                                                        ---------------
             Energy Equipment & Services -- 1.7%
      53,550 National Oilwell Varco, Inc.(c)                  3,523,590
                                                        ---------------
             Food & Staples Retailing -- 2.6%
      40,509 Whole Foods Market, Inc.                         5,446,435
                                                        ---------------
             Healthcare Equipment & Supplies -- 5.4%
      71,950 Medtronic, Inc.                                  3,857,959
      92,900 St. Jude Medical, Inc.(c)                        4,347,720
      66,375 Stryker Corp.                                    3,280,916
                                                        ---------------
                                                             11,486,595
                                                        ---------------
             Healthcare Providers & Services -- 11.0%
      55,700 Aetna, Inc.                                      4,797,998
      94,875 Caremark Rx, Inc.(c)                             4,737,109
      28,875 CIGNA Corp.                                      3,403,207
      75,817 UnitedHealth Group, Inc.                         4,260,915
      79,002 WellPoint, Inc.(c)                               5,989,932
                                                        ---------------
                                                             23,189,161
                                                        ---------------
             Household Durables -- 2.8%
      29,325 Harman International Industries, Inc.            2,999,068
      39,800 KB HOME(d)                                       2,913,360
                                                        ---------------
                                                              5,912,428
                                                        ---------------
             Household Products -- 3.5%
     122,575 Procter & Gamble Co.                             7,288,310
                                                        ---------------
             Industrial Conglomerates -- 2.0%
     123,861 General Electric Co.                             4,170,400
                                                        ---------------

   Shares     Description                                                     Value (a)
-------------------------------------------------------------------------------------------
              Insurance -- 3.1%
       58,050 Metlife, Inc.                                                $     2,892,632
       53,600 Prudential Financial, Inc.                                         3,621,216
                                                                           ---------------
                                                                                 6,513,848
                                                                           ---------------
              Internet & Catalog Retail -- 1.7%
       88,950 eBay, Inc.(c)                                                      3,664,740
                                                                           ---------------
              Internet Software & Services -- 5.4%
       26,580 Google, Inc., Class A(c)                                           8,411,507
       86,600 Yahoo! Inc.(c)                                                     2,930,544
                                                                           ---------------
                                                                                11,342,051
                                                                           ---------------
              IT Services -- 1.0%
       43,525 Cognizant Technology Solutions Corp.(c)(d)                         2,027,830
                                                                           ---------------
              Media -- 1.7%
       42,250 Getty Images, Inc.(c)(d)                                           3,635,190
                                                                           ---------------
              Oil, Gas & Consumable Fuels -- 6.6%
       29,325 Apache Corp.                                                       2,205,827
       32,900 Burlington Resources, Inc.                                         2,675,428
       93,500 Chesapeake Energy Corp.(d)                                         3,576,375
       37,715 EOG Resources, Inc.                                                2,824,854
       59,795 XTO Energy, Inc.                                                   2,709,909
                                                                           ---------------
                                                                                13,992,393
                                                                           ---------------
              Semiconductors & Semiconductor Equipment -- 7.0%
       79,250 Broadcom Corp., Class A(c)                                         3,717,618
      245,975 Intel Corp.                                                        6,063,284
      145,925 Texas Instruments, Inc.                                            4,946,857
                                                                           ---------------
                                                                                14,727,759
                                                                           ---------------
              Specialty Retail -- 5.0%
       79,048 Chico's FAS, Inc.(c)                                               2,908,966
       80,875 Lowe's Cos., Inc.                                                  5,208,350
       84,925 Urban Outfitters, Inc.(c)(d)                                       2,496,795
                                                                           ---------------
                                                                                10,614,111
                                                                           ---------------
              Textiles Apparel & Luxury Goods -- 1.8%
      119,706 Coach, Inc.(c)                                                     3,753,980
                                                                           ---------------
              Total Common Stocks (Identified Cost $174,540,275)               203,083,910
                                                                           ---------------
  Principal
   Amount
-------------------------------------------------------------------------------------------
Short-Term Investment -- 9.6% of Total Net Assets
$   6,312,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/30/05 at 1.750% to be repurchased at
              $6,312,921 on 10/3/05 collateralized by $6,625,000
              U.S. Treasury Note, 3.375% due 9/15/09 with a value of
              $6,442,813 (Note 2g)                                               6,312,000
                                                                           ---------------
   Shares
-------------------------------------------------------------------------------------------
   14,032,341 State Street Navigator Securities Lending Prime Portfolio(e)      14,032,341
                                                                           ---------------
              Total Short-Term Investment (Identified Cost $20,344,341)         20,344,341
                                                                           ---------------
              Total Investments--105.9%
              (Identified Cost $194,884,616)(b)                                223,428,251
              Other assets less liabilities -- (5.9)%                          (12,374,489)
                                                                           ---------------
              Total Net Assets -- 100%                                     $   211,053,762
                                                                           ===============

                See accompanying notes to financial statements.

Investments as of September 30, 2005

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At September 30, 2005, the net unrealized appreciation on
    investments based on cost of $194,959,368 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which
    there is an excess of value over tax cost                            $   29,797,375
    Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value                                (1,328,492)
                                                                         --------------
    Net unrealized appreciation                                          $   28,468,883
                                                                         ==============
(c) Non-income producing security.
(d) All or a portion of this security was on loan to brokers at September 30, 2005.
(e) Represents investment of securities lending collateral.

Holdings at September 30, 2005 as a Percentage of Net Assets (Unaudited)

                 Capital Markets                          13.3%
                 Healthcare Providers & Services          11.0
                 Communications Equipment                  7.1
                 Semiconductors & Semiconductor Equipment  7.0
                 Oil, Gas & Consumable Fuels               6.6
                 Healthcare Equipment & Supplies           5.4
                 Internet Software & Services              5.4
                 Specialty Retail                          5.0
                 Computers & Peripherals                   4.9
                 Biotechnology                             4.4
                 Diversified Financial Services            4.3
                 Household Products                        3.5
                 Insurance                                 3.1
                 Household Durables                        2.8
                 Food & Staples Retailing                  2.6
                 Industrial Conglomerates                  2.0
                 Other, less than 2% each                  7.9

                See accompanying notes to financial statements.

            LOOMIS SAYLES RESEARCH FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

   Shares    Description                                       Value (a)
---------------------------------------------------------------------------
Common Stocks -- 99.9% of Total Net Assets
             Aerospace & Defense -- 2.2%
      10,525 United Technologies Corp.                      $       545,616
                                                            ---------------
             Air Freight & Logistics -- 1.9%
       6,900 United Parcel Service, Inc., Class B                   476,997
                                                            ---------------
             Beverages -- 5.0%
      16,475 Coca-Cola Co.                                          711,555
       9,625 PepsiCo, Inc.                                          545,834
                                                            ---------------
                                                                  1,257,389
                                                            ---------------
             Biotechnology -- 2.3%
       4,075 Amgen, Inc.(c)                                         324,656
       3,125 Genentech, Inc.(c)                                     263,156
                                                            ---------------
                                                                    587,812
                                                            ---------------
             Capital Markets -- 11.3%
       4,700 Bear Stearns Cos., Inc.                                515,825
       6,050 Franklin Resources, Inc.                               507,958
       4,950 Goldman Sachs Group, Inc.                              601,821
       4,925 Legg Mason, Inc.                                       540,223
       5,975 Lehman Brothers Holdings, Inc.                         695,968
                                                            ---------------
                                                                  2,861,795
                                                            ---------------
             Chemicals -- 1.7%
       7,475 Ecolab, Inc.                                           238,677
       4,000 Praxair, Inc.                                          191,720
                                                            ---------------
                                                                    430,397
                                                            ---------------
             Communications Equipment -- 5.2%
       7,525 Harris Corp.                                           314,545
      24,450 Motorola, Inc.                                         540,100
       5,450 QUALCOMM, Inc.                                         243,888
      21,475 Tellabs, Inc.(c)                                       225,917
                                                            ---------------
                                                                  1,324,450
                                                            ---------------
             Computers & Peripherals -- 1.3%
      11,400 Hewlett-Packard Co.                                    332,880
                                                            ---------------
             Container & Packaging -- 0.9%
      21,225 Smurfit-Stone Container Corp.                          219,891
                                                            ---------------
             Diversified Financial Services -- 1.1%
       5,350 Moody's Corp.                                          273,278
                                                            ---------------
             Diversified Telecommunication Services -- 3.0%
      11,275 BellSouth Corp.                                        296,532
       7,075 CenturyTel, Inc.                                       247,484
       9,325 SBC Communications, Inc.                               223,520
                                                            ---------------
                                                                    767,536
                                                            ---------------
             Electric Utilities -- 3.6%
       7,775 Edison International                                   367,602
      10,100 Exelon Corp.                                           539,744
                                                            ---------------
                                                                    907,346
                                                            ---------------
             Energy Equipment & Services -- 5.7%
       9,025 Halliburton Co.                                        618,393
       4,575 National Oilwell Varco, Inc.(c)                        301,035
       8,700 Transocean, Inc.(c)                                    533,397
                                                            ---------------
                                                                  1,452,825
                                                            ---------------
             Food & Staples Retailing -- 1.4%
      12,525 CVS Corp.                                              363,350
                                                            ---------------
             Healthcare Equipment & Supplies -- 3.4%
       4,400 Kinetic Concepts, Inc.(c)                              249,920
       4,225 Medtronic, Inc.                                        226,544
       8,000 St. Jude Medical, Inc.(c)                              374,400
                                                            ---------------
                                                                    850,864
                                                            ---------------

   Shares    Description                                         Value (a)
-----------------------------------------------------------------------------
             Healthcare Providers & Services -- 6.2%
       4,175 Aetna, Inc.                                      $       359,635
       7,275 Caremark Rx, Inc.(c)                                     363,241
       7,675 UnitedHealth Group, Inc.                                 431,335
       5,375 WellPoint, Inc.(c)                                       407,532
                                                              ---------------
                                                                    1,561,743
                                                              ---------------
             Hotels, Restaurants & Leisure -- 3.1%
       6,800 Marriott International, Inc., Class A                    428,400
       6,450 Starwood Hotels & Resorts Worldwide, Inc.                368,746
                                                              ---------------
                                                                      797,146
                                                              ---------------
             Household Durables -- 1.1%
       3,775 KB HOME                                                  276,330
                                                              ---------------
             Household Products -- 2.7%
      11,550 Procter & Gamble Co.                                     686,763
                                                              ---------------
             Industrial Conglomerates -- 4.5%
      28,800 General Electric Co.                                     969,696
       2,575 Textron, Inc.                                            184,679
                                                              ---------------
                                                                    1,154,375
                                                              ---------------
             Insurance -- 4.7%
       6,800 Allstate Corp.                                           375,972
       7,825 American International Group, Inc.                       484,837
       4,950 Prudential Financial, Inc.                               334,422
                                                              ---------------
                                                                    1,195,231
                                                              ---------------
             Internet Software & Services -- 1.8%
         625 Google, Inc., Class A(c)                                 197,788
       7,550 Yahoo! Inc.(c)                                           255,492
                                                              ---------------
                                                                      453,280
                                                              ---------------
             Media -- 4.1%
      23,350 DIRECTV Group, Inc., (The)(c)                            349,783
       2,650 Getty Images, Inc.(c)                                    228,006
       9,425 McGraw-Hill Cos., Inc.                                   452,777
                                                              ---------------
                                                                    1,030,566
                                                              ---------------
             Multiline Retail -- 1.5%
       5,575 Federated Department Stores, Inc.                        372,800
                                                              ---------------
             Oil, Gas & Consumable Fuels -- 4.3%
      11,125 Chevron Corp.                                            720,121
       5,775 Exxon Mobil Corp.                                        366,944
                                                              ---------------
                                                                    1,087,065
                                                              ---------------
             Personal Products -- 1.0%
       4,350 Gillette Co., (The)                                      253,170
                                                              ---------------
             Pharmaceuticals -- 2.0%
       7,875 Johnson & Johnson                                        498,330
                                                              ---------------
             Real Estate -- 1.3%
       6,825 CB Richard Ellis Group, Inc., Class A(c)                 335,790
                                                              ---------------
             Road & Rail -- 1.7%
       7,450 Burlington Northern Santa Fe Corp.                       445,510
                                                              ---------------
             Semiconductors & Semiconductor Equipment -- 3.3%
      19,550 Intel Corp.                                              481,907
      10,575 Texas Instruments, Inc.                                  358,493
                                                              ---------------
                                                                      840,400
                                                              ---------------
             Software -- 3.6%
      12,250 Activision, Inc.(c)                                      250,512
       4,250 Intuit, Inc.(c)                                          190,443
      37,125 Oracle Corp.(c)                                          459,979
                                                              ---------------
                                                                      900,934
                                                              ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

   Shares     Description                                                            Value (a)
--------------------------------------------------------------------------------------------------
              Textiles Apparel & Luxury Goods -- 0.9%
        7,250 Coach, Inc.(c)                                                      $       227,360
                                                                                  ---------------
              Thrifts & Mortgage Finance -- 2.1%
        8,225 Countrywide Financial Corp.                                                 271,260
        4,550 Golden West Financial Corp.                                                 270,225
                                                                                  ---------------
                                                                                          541,485
                                                                                  ---------------
              Total Common Stocks (Identified Cost $21,829,117)                        25,310,704
                                                                                  ---------------
  Principal
   Amount
--------------------------------------------------------------------------------------------------
Short-Term Investment -- 1.0% of Total Net Assets
$     259,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/30/05 at 1.75% to be repurchased at
              $259,038 on 10/03/05 collateralized by $275,000 U.S. Treasury
              Note, 3.375% due 9/15/09 with a value of $267,438 (Note 2g)                 259,000
                                                                                  ---------------
              Total Short-Term Investment (Identified Cost $259,000)                      259,000
                                                                                  ---------------
              Total Investments -- 100.9%
              (Identified Cost $22,088,117)(b)                                         25,569,704
              Other assets less liabilities -- (0.9)%                                    (223,648)
                                                                                  ---------------
              Total Net Assets -- 100%                                            $    25,346,056
                                                                                  ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2005, the net unrealized appreciation on
              investments based on cost of $22,120,119 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all securities in which
              there is an excess of value over tax cost                           $     3,828,286
              Aggregate gross unrealized depreciation for all securities in which
              there is an excess of tax cost over value                                  (378,701)
                                                                                  ---------------
              Net unrealized appreciation                                         $     3,449,585
                                                                                  ===============
          (c) Non-income producing security.

Industry Holdings at September 30, 2005 as a Percentage of Net Assets
(Unaudited)

                 Capital Markets                          11.3%
                 Healthcare Providers & Services           6.2
                 Energy Equipment & Services               5.7
                 Communications Equipment                  5.2
                 Beverages                                 5.0
                 Insurance                                 4.7
                 Industrial Conglomerates                  4.5
                 Oil, Gas & Consumable Fuels               4.3
                 Media                                     4.1
                 Electric Utilities                        3.6
                 Software                                  3.6
                 Healthcare - Equipment & Supplies         3.4
                 Semiconductors & Semiconductor Equipment  3.3
                 Hotels Restaurants & Leisure              3.1
                 Diversified Telecommunication Services    3.0
                 Household Products                        2.7
                 Biotechnology                             2.3
                 Aerospace & Defense                       2.2
                 Thrifts & Mortgage                        2.1
                 Pharmaceuticals                           2.0
                 Other, less than 2% each                 17.6

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

September 30, 2005


                                               Growth Fund           Research Fund
                                          ---------------------  ---------------------
                                          ---------------------  ---------------------
ASSETS
 Investments at cost                      $         194,884,616  $          22,088,117
 Net unrealized appreciation                         28,543,635              3,481,587
                                          ---------------------  ---------------------
   Investments at value                             223,428,251             25,569,704
 Cash                                                       434                    685
 Receivable for Fund shares sold                      2,219,554                 11,399
 Receivable for securities sold                       1,091,455                215,676
 Dividends and interest receivable                       92,972                 24,353
 Receivable from investment adviser                     198,899                 39,116
 Securities lending income receivable                       665                     --
 Other assets                                               259                     --
                                          ---------------------  ---------------------
   TOTAL ASSETS                                     227,032,489             25,860,933
                                          ---------------------  ---------------------
LIABILITIES
 Payable for Fund shares redeemed                        93,876                     --
 Payable for securities purchased                     1,596,422                356,643
 Collateral on securities loaned, at
   value (Note 2)                                    14,032,341                     --
 Management fees payable                                147,473                 10,285
 Deferred Trustees' fees                                 38,575                 13,063
 Administrative fees payable                             17,743                  3,331
 Service and distribution fees payable                    2,097                     12
 Transfer agent fees payable                             46,938                112,025
 Other accounts payable and accrued
   expenses                                               3,262                 19,518
                                          ---------------------  ---------------------
   TOTAL LIABILITIES                                 15,978,727                514,877
                                          ---------------------  ---------------------
NET ASSETS                                $         211,053,762  $          25,346,056
                                          =====================  =====================
NET ASSETS CONSIST OF:
 Paid-in capital                          $         417,507,450  $          20,566,523
 Undistributed (overdistributed) net
   investment income (loss)                             (38,575)                91,182
 Accumulated net realized gain (loss)
   on investments                                  (234,958,748)             1,206,764
 Net unrealized appreciation
   (depreciation) on investments                     28,543,635              3,481,587
                                          ---------------------  ---------------------
NET ASSETS                                $         211,053,762  $          25,346,056
                                          =====================  =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE
 Class A shares:
   Net assets                             $          51,248,259  $             344,290
                                          =====================  =====================
   Shares of beneficial interest                      8,495,357                 37,329
                                          =====================  =====================
   Net asset value and redemption price
    per share                             $                6.03  $                9.22
                                          =====================  =====================
   Offering price per share (100/94.25
    of $6.03, $9.22)                      $                6.40  $                9.78
                                          =====================  =====================
 Class B shares: (redemption price is
   equal to net asset value less any
   applicable contingent deferred sales
   charges)
   Net assets                             $          38,537,555  $             210,255
                                          =====================  =====================
   Shares of beneficial interest                      6,485,729                 23,101
                                          =====================  =====================
   Net asset value and offering price
    per share                             $                5.94  $                9.10
                                          =====================  =====================
 Class C shares: (redemption price is
   equal to net asset value less any
   applicable contingent deferred sales
   charges)
   Net assets                             $          25,734,068  $             140,187
                                          =====================  =====================
   Shares of beneficial interest                      4,330,145                 15,436
                                          =====================  =====================
   Net asset value and offering price
    per share                             $                5.94  $                9.08
                                          =====================  =====================
 Class Y shares:
   Net assets                             $          95,533,880  $          24,651,324
                                          =====================  =====================
   Shares of beneficial interest                     15,262,846              2,660,446
                                          =====================  =====================
   Net asset value, offering and
    redemption price per share            $                6.26  $                9.27
                                          =====================  =====================
Value of securities on loan (Note 2)      $          13,711,627  $                  --
                                          =====================  =====================

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

For the Year Ended September 30, 2005


                                               Growth Fund           Research Fund
                                          ---------------------  ---------------------
                                          ---------------------  ---------------------
INVESTMENT INCOME
 Dividends                                $           1,107,240  $             310,963
 Interest                                                42,262                  1,092
 Securities lending income                                3,932                     26
                                          ---------------------  ---------------------
                                                      1,153,434                312,081
                                          ---------------------  ---------------------
 Expenses
   Management fees                                      761,483                122,297
   Service fees - Class A                                94,012                    492
   Service and distribution fees -
    Class B                                             328,627                  1,377
   Service and distribution fees -
    Class C                                             165,865                    459
   Trustees' fees and expenses                           20,937                 13,568
   Administrative                                        99,168                 15,927
   Custodian                                             63,548                 48,286
   Transfer agent fees and expenses -
    Class A, Class B, Class C                           475,007                136,116
   Transfer agent fees and expenses -
    Class Y                                             105,156                 48,322
   Audit and tax services                                23,207                 20,733
   Registration                                          90,555                 36,632
   Shareholder reporting                                146,942                  8,016
   Legal                                                  6,384                  1,471
   Miscellaneous                                         12,181                  5,117
                                          ---------------------  ---------------------
 Total expenses                                       2,393,072                458,813
   Less reimbursement/waiver                           (510,048)              (248,008)
                                          ---------------------  ---------------------
 Net expenses                                         1,883,024                210,805
                                          ---------------------  ---------------------
 Net investment income (loss)                          (729,590)               101,276
                                          ---------------------  ---------------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain on:
   Investments - net                                  4,632,543              2,844,052
 Change in unrealized appreciation on:
   Investments - net                                 21,803,498              1,214,106
                                          ---------------------  ---------------------
 Net realized and unrealized gain on
   investments                                       26,436,041              4,058,158
                                          ---------------------  ---------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $          25,706,451  $           4,159,434
                                          =====================  =====================

                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        Growth Fund
                                                                       --------------------------------------------
                                                                            Year Ended             Year Ended
                                                                           September 30,          September 30,
                                                                               2005                   2004
                                                                       ---------------------  ---------------------
                                                                       ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income (loss)                                         $            (729,590) $            (378,883)
  Net realized gain (loss) on investments                                          4,632,543              3,743,920
  Net change in unrealized appreciation (depreciation) on investments             21,803,498              1,584,019
                                                                       ---------------------  ---------------------
  Increase (decrease) in net assets resulting from operations                     25,706,451              4,949,056
                                                                       ---------------------  ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
   Class A                                                                                --                     --
   Class B                                                                                --                     --
   Class C                                                                                --                     --
   Class Y                                                                                --                     --
                                                                       ---------------------  ---------------------
  Total distributions                                                                     --                     --
                                                                       ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                111,752,129             38,796,156
                                                                       ---------------------  ---------------------
  Total increase (decrease) in net assets                                        137,458,580             43,745,212
                                                                       ---------------------  ---------------------
NET ASSETS
  Beginning of the period                                                         73,595,182             29,849,970
                                                                       ---------------------  ---------------------
  End of the period                                                    $         211,053,762  $          73,595,182
                                                                       =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)           $             (38,575) $              (6,344)
                                                                       =====================  =====================

                                                                                       Research Fund
                                                                       --------------------------------------------
                                                                            Year Ended             Year Ended
                                                                           September 30,          September 30,
                                                                               2005                   2004
                                                                       ---------------------  ---------------------
                                                                       ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income (loss)                                         $             101,276  $              99,405
  Net realized gain (loss) on investments                                          2,844,052              1,970,659
  Net change in unrealized appreciation (depreciation) on investments              1,214,106                793,800
                                                                       ---------------------  ---------------------
  Increase (decrease) in net assets resulting from operations                      4,159,434              2,863,864
                                                                       ---------------------  ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
   Class A                                                                               (59)                  (179)
   Class B                                                                               (32)                   (21)
   Class C                                                                               (13)                    --
   Class Y                                                                           (91,263)               (92,653)
                                                                       ---------------------  ---------------------
  Total distributions                                                                (91,367)               (92,853)
                                                                       ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                   (609,338)            (2,810,514)
                                                                       ---------------------  ---------------------
  Total increase (decrease) in net assets                                          3,458,729                (39,503)
                                                                       ---------------------  ---------------------
NET ASSETS
  Beginning of the period                                                         21,887,327             21,926,830
                                                                       ---------------------  ---------------------
  End of the period                                                    $          25,346,056  $          21,887,327
                                                                       =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)           $              91,182  $              82,855
                                                                       =====================  =====================

                See accompanying notes to financial statements.

                             FINANCIAL HIGHLIGHTS


                          Income (loss) from investment operations:              Less distributions:
                         -------------------------------------------  -----------------------------------------

              Net asset
                value,                      Net realized                Dividends    Distributions               Net asset
              beginning        Net         and unrealized Total from       from        from net                    value,
                  of       investment      gain (loss) on investment  net investment   realized        Total       end of
              the period  income (loss)     investments   operations      income     capital gains distributions the period
              ---------- -------------     -------------- ----------  -------------- ------------- ------------- ----------
GROWTH FUND
   Class A
  9/30/2005   $     4.98  $    (0.02)(c)     $     1.07   $     1.05    $       --    $       --    $       --   $     6.03
  9/30/2004         4.41       (0.03)(c)           0.60         0.57            --            --            --         4.98
  9/30/2003         3.65       (0.02)(c)           0.78         0.76            --            --            --         4.41
  9/30/2002         4.12       (0.03)(c)          (0.44)       (0.47)           --            --            --         3.65
  9/30/2001        14.80       (0.04)(c)          (7.31)       (7.35)           --         (3.33)        (3.33)        4.12
   Class B
  9/30/2005         4.94       (0.06)(c)           1.06         1.00            --            --            --         5.94
  9/30/2004         4.41       (0.07)(c)           0.60         0.53            --            --            --         4.94
  9/30/2003*        4.54          --(c)(d)        (0.13)       (0.13)           --            --            --         4.41
   Class C
  9/30/2005         4.94       (0.06)(c)           1.06         1.00            --            --            --         5.94
  9/30/2004         4.41       (0.06)(c)           0.59         0.53            --            --            --         4.94
  9/30/2003*        4.54          --(c)(d)        (0.13)       (0.13)           --            --            --         4.41
   Class Y
  9/30/2005         5.15          --(c)(d)         1.11         1.11            --            --            --         6.26
  9/30/2004         4.55       (0.02)(c)           0.62         0.60            --            --            --         5.15
  9/30/2003         3.75       (0.01)(c)           0.81         0.80            --            --            --         4.55
  9/30/2002         4.23       (0.02)(c)          (0.46)       (0.48)           --            --            --         3.75
  9/30/2001        15.00       (0.02)(c)          (7.42)       (7.44)           --         (3.33)        (3.33)        4.23


* From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(g)Annualized for periods less than one year.

                See accompanying notes to financial statements.

                                 Ratios to average net assets:
                              ----------------------------------

                  Net assets,
        Total       end of       Net      Gross    Net investment Portfolio
       return     the period   Expenses  Expenses  income (loss)  turnover
       (%) (a)       (000)    (%) (b)(g) (%) (g)      (%) (g)     rate (%)
    ---------     ----------- ---------- --------- -------------- ---------
         21.1(e)  $   51,248       1.10       1.60       (0.38)         164
         12.9(e)      14,072       1.10       1.70       (0.58)         171
         20.8(f)         947       1.10       3.11       (0.45)         201
        (11.4)           456       1.10       5.20       (0.65)         192
        (50.9)           518       1.10       4.11       (0.42)         281
         20.2(e)      38,538       1.85       2.33       (1.14)         164
         12.0(e)      12,532       1.85       2.45       (1.33)         171
         (2.9)(f)          2       1.85       7.92       (1.29)         201
         20.2(e)      25,734       1.85       2.35       (1.10)         164
         12.0(e)       6,826       1.85       2.45       (1.30)         171
         (2.9)(f)          2       1.85       7.92       (1.29)         201
         21.6         95,534       0.85       0.97       (0.05)         164
         13.2         40,165       0.85       1.04       (0.32)         171
         21.3         28,898       0.85       1.18       (0.20)         201
        (11.4)        19,635       0.85       1.32       (0.39)         192
        (50.8)        21,653       0.85       1.24       (0.17)         281

                See accompanying notes to financial statements.

                           Income (loss) from investment operations:               Less distributions:
                          -------------------------------------------  -----------------------------------------

               Net asset
                 value,                      Net realized                Dividends     Distributions                Net asset
               beginning        Net         and unrealized Total from       from         from net                     value,
                   of       investment      gain (loss) on investment  net investment    realized        Total        end of
               the period  income (loss)     investments   operations      income      capital gains distributions  the period
               ---------- -------------     -------------- ----------  --------------  ------------- -------------  ----------
RESEARCH FUND
   Class A
  9/30/2005    $     7.79  $       --(c)(d)   $     1.43   $     1.43    $       --(d)  $       --    $       --(d) $     9.22
  9/30/2004          6.90        0.01(c)            0.90         0.91         (0.02)            --         (0.02)         7.79
  9/30/2003          5.69        0.02(c)            1.20         1.22         (0.01)            --         (0.01)         6.90
  9/30/2002*         7.61        0.01(c)           (1.92)       (1.91)        (0.01)            --         (0.01)         5.69
   Class B
  9/30/2005          7.73       (0.06)(c)           1.43         1.37            --(d)          --            --(d)       9.10
  9/30/2004          6.90       (0.05)(c)           0.90         0.85         (0.02)            --         (0.02)         7.73
  9/30/2003**        7.05        0.00(c)(d)        (0.15)       (0.15)           --             --            --          6.90
   Class C
  9/30/2005          7.73       (0.07)(c)           1.42         1.35            --(d)          --            --(d)       9.08
  9/30/2004          6.90       (0.05)(c)           0.88         0.83            --             --            --          7.73
  9/30/2003**        7.05        0.00(c)(d)        (0.15)       (0.15)           --             --            --          6.90
   Class Y
  9/30/2005          7.82        0.04(c)            1.44         1.48         (0.03)            --         (0.03)         9.27
  9/30/2004          6.92        0.03(c)            0.90         0.93         (0.03)            --         (0.03)         7.82
  9/30/2003          5.71        0.04(c)            1.20         1.24         (0.03)            --         (0.03)         6.92
  9/30/2002          6.85        0.03(c)           (1.16)       (1.13)        (0.01)            --         (0.01)         5.71
  9/30/2001         10.54        0.01(c)           (3.65)       (3.64)           --          (0.05)        (0.05)         6.85


* From commencement of Class operations on November 30, 2001 through September 30, 2002.
** From commencement of Class operations on September 12, 2003 through
   September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(g)Annualized for periods less than one year.

                See accompanying notes to financial statements.

                                 Ratios to average net assets:
                              ----------------------------------

                  Net assets,
        Total       end of       Net      Gross    Net investment Portfolio
       return     the period   Expenses  Expenses  income (loss)  turnover
       (%) (a)       (000)    (%) (b)(g) (%) (g)      (%) (g)     rate (%)
    ---------     ----------- ---------- --------- -------------- ---------
         18.4(e)  $      344       1.25      34.73        0.03          133
         13.2(e)         106       1.21      39.85        0.07          151
         21.5(f)          41       1.10      28.75        0.35          138
        (25.2)            17       1.10     213.89        0.22          130
         17.8(e)         210       2.00      41.40       (0.71)         133
         12.3(e)          57       2.00      40.60       (0.71)         151
         (2.1)(f)          2       2.00     125.11       (0.72)         138
         17.5(e)         140       2.00      37.60       (0.76)         133
         12.0(e)           3       2.00      40.60       (0.59)         151
         (2.1)(f)          2       2.00     125.11       (0.72)         138
         19.0         24,651       0.85       1.31        0.43          133
         13.5         21,721       0.85       1.50        0.44          151
         21.8         21,881       0.85       1.31        0.59          138
        (16.6)        15,889       0.89       1.46        0.36          130
        (34.7)         4,245       1.15       4.26        0.09          171

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

September 30, 2005

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to certain equity Funds of the Trust; the financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

Loomis Sayles Growth Fund (the "Growth Fund")
Loomis Sayles Research Fund (the "Research Fund")

Each Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amounts.

The Hansberger Foreign Growth Fund (formerly the CDC IXIS International Equity
Fund) was liquidated on March 11, 2005, and ceased operations.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class) and votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

September 30, 2005


Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2005, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provisions for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions and losses acquired in mergers. Temporary differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax character of distributions paid to shareholders during the years ended September 30, 2005 and 2004 were as follows:

                2005 Distributions Paid From:  2004 Distributions Paid From:
  -             ------------------------------ ------------------------------
                Ordinary   Long-Term           Ordinary   Long-Term
                 Income  Capital Gains  Total   Income  Capital Gains  Total
  -              ------  -------------  -----   ------  -------------  -----
  Growth Fund   $    --       $--      $    -- $    --       $--      $    --
  Research Fund  91,367        --       91,367  92,853        --       92,853

September 30, 2005


As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

                                                   Growth Fund   Research Fund
  -                                               -------------  -------------
  Undistributed ordinary income                   $          --   $  104,245
  Undistributed long-term capital gains                      --    1,238,765
                                                  -------------   ----------
  Total undistributed earnings                               --    1,343,010
  Capital loss carryforward:
     Expires September 30, 2008                     (21,713,204)          --
     Expires September 30, 2009                    (163,859,849)          --
     Expires September 30, 2010                     (43,118,629)          --
     Expires September 30, 2011                      (6,192,314)          --
                                                  -------------   ----------
     Total capital loss carryforward               (234,883,996)          --
  Deferred net capital losses (post October 2004)            --           --
  Unrealized Appreciation                            28,468,883    3,449,585
                                                  -------------   ----------
  Total accumulated earnings (losses)             $(206,415,113)  $4,792,595
                                                  =============   ==========
  Capital loss carryforward
     utilized in current year                     $   4,378,494   $1,535,221
                                                  -------------   ----------

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

h. Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international equity or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government and agency securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2005, were as follows:

                                   Market Value  Value of
                     Fund            on Loan    Collateral
                     ----          ------------ -----------
                     Growth Fund   $13,711,627  $14,032,341
                     Research Fund          --           --

i. Indemnifications. Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

3. Purchases and Sales of Securities. For the year ended September 30, 2005, purchases and sales of securities (excluding short-term investments) were as follows:

                    Fund           Purchases      Sales
                    ----          ------------ ------------
                    Growth Fund   $296,442,912 $244,456,210
                    Research Fund   32,152,522   32,700,805

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                        Percentage of
                                           Average
                         Fund          Daily Net Assets
                         ----          ----------------
                         Growth Fund         0.50%
                         Research Fund       0.50%

September 30, 2005


For the year ended September 30, 2005, the management fees and waivers of management fees for each Fund were as follows:

                                                          Percentage of
                                                            Average
                           Gross    Waiver of     Net     Daily Net Assets
                         Management Management Management ----------------
           Fund             Fee        Fee        Fee     Gross     Net
           ----          ---------- ---------- ---------- -----     -----
           Growth Fund    $761,483   $510,048   $251,435  0.50%    0.17%
           Research Fund   122,297    122,297         --  0.50%    0.00%

For the year ended September 30, 2005, in addition to the waiver of management fees, expenses have been reimbursed as follows:

                             Fund           Amount
                             ----          --------
                             Growth Fund   $     --
                             Research Fund  125,711

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P. IXIS North America is ultimately owned principally, directly or indirectly by three large affiliated French financial services entities: the Caisse des Depots et Consignations ('CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne and CNP Assurances, a large French life insurance company.

b. Administrative Expense. During the period October 1, 2004 through
December 31, 2004, IXIS Asset Management Services Company ("IXIS Services"), formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS North America, performed certain administrative services for the Funds and subcontracted with State Street Bank to serve as sub-administrator. Effective January 3, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") assumed responsibility for providing administrative services to the Funds. Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds I), IXIS Advisor Funds Trust I (formerly CDC Nvest Funds Trust I), IXIS Advisor Funds Trust II (formerly CDC Nvest Funds Trust II), IXIS Advisor Funds Trust III (formerly CDC Nvest Funds Trust III), IXIS Advisor Funds Trust IV (formerly CDC Nvest Companies Trust I) and IXIS Cash Management Trust (formerly CDC Nvest Cash Management Trust)("IXIS Advisor Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                         First       Next       Over
                       $5 billion $5 billion $10 billion
                       ---------- ---------- -----------
                        0.0675%    0.0625%     0.0500%

             or
             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the year ended September 30, 2005, fees paid to IXIS Services and IXIS Advisors for administrative expense were as follows:

                                        Administrative
                          Fund               Fee
                          ----          --------------
                          Growth Fund      $99,168
                          Research Fund     15,927

c. Transfer Agent Fees. IXIS Services serves as transfer and shareholder servicing agent for the Funds and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

Effective January 1, 2005, each Load Equity Fund, for its Class A, B, and C shares pays fees monthly to IXIS Advisors equal to an annual rate of $25.44 for each open account and $2.00 for each closed account, subject to a monthly minimum of $1,500 per class and an annual aggregate minimum fee of approximately $6.8 million for all Load Equity Funds, Load Equity Funds consist of Growth Fund, Research Fund and all equity funds in the IXIS Advisor Fund Trusts.

Each Load Equity Fund, for its Class Y shares pays fees monthly to IXIS Advisors equal to an annual rate of $25.44 for each open account in an Equity Fund and $2.00 for each closed account, subject to a monthly minimum of $1,500 per class and an annual aggregate minimum fee of approximately $1 million for all No-Load Retail Funds and Load Funds-Class Y. Load Funds-Class Y consist of all Funds with Class Y shares offered within the Loomis Sayles Funds Trusts and IXIS Advisor Funds Trusts. No-Load Retail Funds consist of Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund, Worldwide Fund, Loomis Sayles Bond Fund and Loomis Sayles Global Fund.

September 30, 2005

Prior to January 1, 2005, the Fund for its Classes A, B and C paid monthly to IXIS Services its pro rata portion of an annual aggregate fee equal to 0.184% of the first $5.7 billion, 0.180% of the next $5 billion and 0.175% over $10.7 billion of the average net assets for all Load Equity Funds, subject to a monthly minimum of $1,500 per class and an annual aggregate minimum of $8.4 million.

Prior to January 1, 2005, the Fund for its Class Y paid monthly to IXIS Services its pro rata portion of an annual aggregate fee equal to 0.026% of the average daily net assets for all No-Load Retail Funds and Load Funds-Class Y, subject to a monthly minimum of $1,250 per class and an annual aggregate minimum of $650,000.

Effective October 1, 2005, BFDS became the transfer and shareholder servicing agent for the Funds.

IXIS Services, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. In addition, pursuant to other servicing agreements, each Class pays service fees to other firms that provide similar services for their own shareholder accounts.

For the year ended September 30, 2005, amounts paid to IXIS Services as compensation for its services as transfer agent were as follows:

                                        Transfer Agent
                          Fund               Fee
                          ----          --------------
                          Growth Fund      $430,710
                          Research Fund      69,496

d. Service and Distribution Fees. The Trust entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., a wholly owned subsidiary of IXIS North America. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Funds of the Trust, except Loomis Sayles Investment Grade Bond Fund, Class J.

Pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"), the Funds have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to each Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to each Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2005 the Funds paid the following service and distribution fees:

                             Service Fee                     Distribution Fee
-             ----------------------------------------- ---------------------------
Fund             Class A       Class B       Class C       Class B       Class C
----             -------       -------       -------       -------       -------
Growth Fund   $      94,012 $     246,470 $     124,399 $      82,157 $      41,466
Research Fund           492         1,033           344           344           115

Commissions (including CDSCs) on Fund shares paid to IXIS Distributors by investors in shares of the Funds for the year ended September 30, 2005, were as follows:

                           Fund          Commissions
                           ----          -----------
                           Growth Fund    $193,018
                           Research Fund     3,094

September 30, 2005

e. Trustees Fees and Expenses. The Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, IXIS Distributors, IXIS North America, IXIS Services, IXIS Advisors or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. The co-chairmen of the Board each receive an annual retainer fee of $25,000. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective October 1, 2005, the compensation schedule for independent Trustees will change. Each independent Trustee will receive a retainer fee at the annual rate of $55,000 and meeting attendance fees of $6,000 for each meeting of the Board of Trustees attended in person and $3,000 for each meeting of the Board of Trustees attended telephonically. Each co-chairman of the Board will receive an additional retainer fee at the annual rate of $25,000. Each committee chairman will receive an additional retainer fee at the annual rate of $10,000. Each committee member will receive a meeting attendance fee of $4,000 per committee meeting attended in person and $2,000 for each committee meeting attended telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other series of the Loomis Sayles Funds Trusts or IXIS Advisor Trusts on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of Fund assets to pay their portion of the annual salary for 2005 of an employee at IXIS Advisors who supports the Funds' Chief Compliance Officer. For the year ended September 30, 2005, each Funds' portion of such expense was approximately $900.

f. Publishing Services. IXIS Services performs certain desktop publishing services for the Funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the year ended September 30, 2005, amounts paid to IXIS Services as compensation for these services were as follows:

                                     Publishing Services
                       Fund                 Fees
                       ----          -------------------
                       Growth Fund           $77
                       Research Fund          77

5. Line of Credit. Prior to September 1, 2005 each Fund, together with certain other Funds of the Loomis Sayles Funds Trusts, participated in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit were to be made solely to temporarily finance the repurchase of capital shares. Interest was to be charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period ended August 31, 2005, the Funds had no borrowings under the agreement.

Effective September 1, 2005, each Fund, together with certain other Funds of the Loomis Sayles Funds Trusts and IXIS Advisor Funds Trusts, participate in a $75 million committed line of credit provided by State Street Bank. Borrowings under the line of credit due to be made solely to temporarily finance the repurchase of shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period of September 1/st/ through September 30, 2005, the Funds had no borrowing under this agreement.

6. Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in as realized gains on investments in the Statements of Operations. For the year ended September 30, 2005, amounts rebated under these agreements were as follows:

                             Fund          Rebates
                             ----          -------
                             Growth Fund   $30,739
                             Research Fund   8,247

September 30, 2005

7. Shareholders. At September 30, 2005, Loomis Sayles Funded Pension Plan ("Pension Plan") and Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                              Profit Sharing
                   Fund          Pension Plan Retirement Plan
                   ----          ------------ ---------------
                   Growth Fund    1,615,159      2,206,878
                   Research Fund  1,458,728        593,741

8. Expense Reductions and Contingent Expense Obligations. Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates indicated below and will be reevaluated on an annual basis. For the year ended
September 30, 2005, in addition to any waiver of management fees as discussed in Note 4, $125,711 of certain class level expenses have been reimbursed to Research Fund.

Loomis Sayles shall be permitted to recover expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent the Funds' expenses fall below the expense limits, provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

At September 30, 2005, the expense limits as a percentage of average daily net assets and amounts subject to possible reimbursement under the expense limitation agreement were as follows:

              Expense Limit as a Percentage of Average                      Expenses Subject
                     Daily Net Assets                                         to Possible
-             ---------------------------------------     Expiration         Reimbursement
Fund          Class A    Class B   Class C   Class Y      of Waiver     Until September 30, 2006
----          -------    -------   -------   -------   ---------------- ------------------------
Growth Fund    1.10%      1.85%     1.85%     0.85%    January 31, 2006         $510,048
Research Fund  1.25%      2.00%     2.00%     0.85%    January 31, 2006          248,008

September 30, 2005


9. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                               Year Ended
                                                                           September 30, 2005
                                                                 -------------------------------------
Growth Fund                                                            Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                        2,891,752  $       16,226,988
   Issued in connection with the reinvestment of distributions                  --                  --
   Issued in connection with Merger (Note 10)                            4,629,768          25,972,996
   Redeemed                                                             (1,850,918)        (10,329,710)
                                                                 -----------------  ------------------
   Net change                                                            5,670,602  $       31,870,274
                                                                 =================  ==================
Class B
   Issued from the sale of shares                                          417,659  $        2,291,627
   Issued in connection with the reinvestment of distributions                  --                  --
   Issued in connection with Merger (Note 10)                            4,956,246          27,556,727
   Redeemed                                                             (1,424,287)         (7,852,340)
                                                                 -----------------  ------------------
   Net change                                                            3,949,618  $       21,996,014
                                                                 =================  ==================
Class C
   Issued from the sale of shares                                        3,050,164  $       16,889,388
   Issued in connection with the reinvestment of distributions                  --                  --
   Issued in connection with Merger (Note 10)                              636,031           3,536,331
   Redeemed                                                               (737,262)         (4,155,230)
                                                                 -----------------  ------------------
   Net change                                                            2,948,933  $       16,270,489
                                                                 =================  ==================
Class Y
   Issued from the sale of shares                                       11,677,737          65,052,505
   Issued in connection with the reinvestment of distributions                  --                  --
   Issued in connection with Merger (Note 10)                                   --                  --
   Redeemed                                                             (4,211,591)        (23,437,153)
                                                                 -----------------  ------------------
   Net change                                                            7,466,146  $       41,615,352
                                                                 =================  ==================

                                                                               Year Ended
                                                                           September 30, 2004
                                                                 -------------------------------------
Growth Fund                                                            Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                          871,187  $        4,321,851
   Issued in connection with the reinvestment of distributions                  --                  --
   Issued in connection with Merger (Note 10)                            2,397,395          11,512,024
   Redeemed                                                               (658,386)         (3,266,161)
                                                                 -----------------  ------------------
   Net change                                                            2,610,196  $       12,567,714
                                                                 =================  ==================
Class B
   Issued from the sale of shares                                          374,023  $        1,830,522
   Issued in connection with the reinvestment of distributions                  --                  --
   Issued in connection with Merger (Note 10)                            2,628,461          12,600,689
   Redeemed                                                               (466,924)         (2,312,177)
                                                                 -----------------  ------------------
   Net change                                                            2,535,560  $       12,119,034
                                                                 =================  ==================
Class C
   Issued from the sale of shares                                        1,224,578  $        6,071,312
   Issued in connection with the reinvestment of distributions                  --                  --
   Issued in connection with Merger (Note 10)                              216,384           1,037,340
   Redeemed                                                                (60,301)           (294,093)
                                                                 -----------------  ------------------
   Net change                                                            1,380,661  $        6,814,559
                                                                 =================  ==================
Class Y
   Issued from the sale of shares                                        2,199,824  $       11,053,935
   Issued in connection with the reinvestment of distributions                  --                  --
   Issued in connection with Merger (Note 10)                              101,251             501,688
   Redeemed                                                               (851,367)         (4,260,774)
                                                                 -----------------  ------------------
   Net change                                                            1,449,708  $        7,294,849
                                                                 =================  ==================

                                                                               Year Ended
                                                                           September 30, 2005
                                                                 -------------------------------------
Research Fund                                                          Shares             Amount
--------------------------------------------------------------   -----------------  ------------------
Class A
   Issued from the sale of shares                                           24,722  $          218,280
   Issued in connection with the reinvestment of distributions                   7                  59
   Redeemed                                                                 (1,008)             (8,728)
                                                                 -----------------  ------------------
   Net change                                                               23,721  $          209,611
                                                                 =================  ==================
Class B
   Issued from the sale of shares                                           27,651  $          232,970
   Issued in connection with the reinvestment of distributions                   3                  26
   Redeemed                                                                (11,937)            (99,081)
                                                                 -----------------  ------------------
   Net change                                                               15,717  $          133,915
                                                                 =================  ==================
Class C
   Issued from the sale of shares                                           20,933  $          181,888
   Issued in connection with the reinvestment of distributions                   1                  12
   Redeemed                                                                 (5,853)            (49,291)
                                                                 -----------------  ------------------
   Net change                                                               15,081  $          132,609
                                                                 =================  ==================
Class Y
   Issued from the sale of shares                                          828,044  $        7,048,438
   Issued in connection with the reinvestment of distributions              10,737              91,263
   Redeemed                                                               (955,495)         (8,225,174)
                                                                 -----------------  ------------------
   Net change                                                             (116,714) $       (1,085,473)
                                                                 =================  ==================

                                                                               Year Ended
                                                                           September 30, 2004
                                                                 -------------------------------------
Research Fund                                                          Shares               Amount
--------------------------------------------------------------   -----------------    ------------------
Class A
   Issued from the sale of shares                                            8,336    $           63,400
   Issued in connection with the reinvestment of distributions                  24                   179
   Redeemed                                                                   (737)               (5,753)
                                                                 -----------------    ------------------
   Net change                                                                7,623    $           57,826
                                                                 =================    ==================
Class B
   Issued from the sale of shares                                            9,492    $           73,333
   Issued in connection with the reinvestment of distributions                   1                     9
   Redeemed                                                                 (2,464)              (19,545)
                                                                 -----------------    ------------------
   Net change                                                                7,029    $           53,797
                                                                 =================    ==================
Class C
   Issued from the sale of shares                                            7,226    $           56,910
   Issued in connection with the reinvestment of distributions                  --                    --
   Redeemed                                                                 (7,226)              (54,626)
                                                                 -----------------    ------------------
   Net change                                                                   --    $            2,284
                                                                 =================    ==================
Class Y
   Issued from the sale of shares                                          527,369    $        3,948,133
   Issued in connection with the reinvestment of distributions              12,572                92,653
   Redeemed                                                               (925,801)           (6,965,207)
                                                                 -----------------    ------------------
   Net change                                                             (385,860)   $       (2,924,421)
                                                                 =================    ==================

September 30, 2005


10. Acquisition of Assets. After the close of business on November 14, 2003, Growth Fund acquired all assets and liabilities of CDC Nvest Large Cap Growth Fund ("Large Cap Growth Fund"), pursuant to a plan of reorganization approved by Large Cap Growth Fund shareholders on November 11, 2003. The acquisition was accomplished by a tax-free exchange of 2,397,395 Class A shares of the Growth Fund for 1,072,307 shares of the Large Cap Growth Fund Class A, 2,628,461 Class B shares of the Growth Fund for 1,206,169 shares of the Large Cap Growth Fund Class B, 216,384 Class C shares of the Growth Fund for 99,268 shares of the Large Cap Growth Fund Class C; and 101,251 Class Y shares of the Growth Fund for 46,248 shares of the Large Cap Growth Fund Class Y. Large Cap Growth Fund net assets at that date of $25,651,741, including $1,082,424 of net unrealized appreciation, were combined with those of the Growth Fund. The aggregate net assets of the Growth Fund immediately before the acquisition were $32,638,783. The combined net assets of the Growth Fund immediately following the acquisition were $58,290,524. The Growth Fund acquired capital loss carryovers, subject to limitations, of $44,043,168 from the Large Cap Growth Fund.

After the close of business on December 17, 2004, Growth Fund acquired all assets and liabilities of CDC Nvest Star Growth Fund ("Star Growth Fund"), pursuant to a plan of reorganization approved by Large Cap Growth Fund shareholders on December 17, 2004. The acquisition was accomplished by a tax-free exchange of 4,629,768 Class A shares of the Growth Fund for 3,026,518 shares of the Star Growth Fund Class A, 4,956,246 Class B shares of the Growth Fund for 3,333,608 shares of the Star Growth Fund Class B and 636,031 Class C shares of the Growth Fund for 427,538 shares of the Star Growth Fund Class C. Star Growth Fund net assets at that date of $57,066,054, including $1,346,493 of net unrealized appreciation, were combined with those of the Growth Fund. The aggregate net assets of the Growth Fund immediately before the acquisition were $89,294,106. The combined net assets of the Growth Fund immediately following the acquisition were $146,360,160. The Growth Fund acquired capital loss carryovers, subject to limitations, of $180,747,975 from the Star Growth Fund.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Growth Fund and Loomis Sayles Research Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Growth Fund and Loomis Sayles Research Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 23, 2005

      2005 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)


Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2005, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                          Qualifying
                            Fund          Percentage
                            ----          ----------
                            Research Fund   100.00%

Qualified Dividend Income. For the fiscal year ended September 30, 2005, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the funds pay a distribution during calendar year 2005, complete information will be reported in conjunction with Form 1099-DIV.

                            ADDITIONAL INFORMATION



Shareholder Meetings (Unaudited)

At a special shareholders' meeting held on June 2, 2005, shareholders of Loomis Sayles Funds II, of which the Loomis Sayles Growth Fund and Loomis Sayles Research Fund are series, voted for the following proposals:

             1. Election of Trustees for Loomis Sayles Funds II ("Loomis Trust
                II")

                                                Votes
                               Votes For       Withheld         Total
     -                         ---------       --------         -----
     Graham T. Allison, Jr. 132,584,909.794 22,128,560.082 154,713,469.876
     Edward A. Benjamin     132,612,377.523 22,101,092.353 154,713,469.876
     Daniel M. Cain         132,610,853.597 22,102,616.279 154,713,469.876
     Paul G. Chenault       132,528,522.129 22,184,947.747 154,713,469.876
     Kenneth J. Cowan       132,560,768.058 22,152,701.818 154,713,469.876
     Richard Darman         132,450,040.167 22,263,429.709 154,713,469.876
     Sandra O. Moose        132,566,101.551 22,147,368.325 154,713,469.876
     John A. Shane          132,564,423.970 22,149,045.906 154,713,469.876
     Charles D. Baker       132,593,048.677 22,120,421.199 154,713,469.876
     Cynthia L. Walker      132,584,766.724 22,128,703.152 154,713,469.876
     Robert J. Blanding     132,514,900.631 22,198,569.245 154,713,469.876
     John T. Hailer         132,593,553.721 22,119,916.155 154,713,469.876

             2. Approval of an Amended and Restated Agreement and Declaration
                of Trust for Loomis Trust II

                      Voted       Abstained       Broker
     Voted For       Against        Votes        Non-Votes      Total Votes
     ---------       -------        -----        ---------      -----------
  103,245,838.162 2,321,818.870 22,868,247.134 32,828,038.000 161,263,942.166

With respect to this proposal, the meeting was adjourned initially to June 22, 2005 and again to July 21, 2005 due to insufficient votes to pass the proposal. The proposal passed on July 21, 2005.

                        TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds II (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-343-2029.

                       Position(s) Held with the                                      Number of Portfolios in
                         Trust, Length of Time        Principal Occupation(s)       Fund Complex Overseen*** and
Name and Date of Birth Served and Term of Office*      During Past 5 Years**          Other Directorships Held
---------------------- --------------------------      ---------------------          ------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.    Trustee, since 2003;    Douglas Dillon Professor and     38;
(3/23/40)                 Contract Review and     Director of the Belfer Center    Director, Taubman Centers,
                          Governance Committee    of Science and International     Inc. (real estate investment
                                 Member           Affairs, John F. Kennedy         trust); Advisory Board Member,
                                                  School of Government,            USEC Inc. (energy supplier)
                                                  Harvard University

Charles D. Baker          Trustee, since 2005;    President and Chief Executive    38;
(11/13/56)                Contract Review and     Officer, Harvard Pilgrim         None
                          Governance Committee    Health Care (health plan)
                                 Member

Edward A. Benjamin        Trustee, since 2002;    Retired                          38;
(5/30/38)                 Contract Review and                                      Director, Coal, Energy
                          Governance Committee                                     Investments & Management,
                                 Member                                            LLC; Director, Precision Optics
                                                                                   Corporation (optics
                                                                                   manufacturer)

Daniel M. Cain          Trustee, since 2003; Co-  President and Chief Executive    38;
(2/24/45)                Chairman of the Board,   Officer, Cain Brothers &         Trustee, Universal Health
                       since 2004 Chairman of the Company, Incorporated            Realty Income Trust; Director,
                            Audit Committee       (investment banking)             Sheridan Healthcorp (physician
                                                                                   practice management)

Paul G. Chenault        Trustee, since 2000 for   Retired; Trustee, First Variable 38;
(9/12/33)                  Loomis Sayles II;      Life (variable life insurance)   Director, Mailco Office
                          Contract Review and                                      Products, Inc. (mailing
                          Governance Committee                                     equipment)
                                 Member

Kenneth J. Cowan        Trustee, since 2003; Co-  Retired                          38;
(4/5/32)                 Chairman of the Board,                                    None
                        since 2004; Chairman of
                        the Contract Review and
                          Governance Committee

                        TRUSTEE AND OFFICER INFORMATION


                        Position(s) Held with the                                    Number of Portfolios in
                          Trust, Length of Time       Principal Occupation(s)      Fund Complex Overseen*** and
Name and Date of Birth  Served and Term of Office*     During Past 5 Years**         Other Directorships Held
----------------------  --------------------------     ---------------------         ------------------------

INDEPENDENT TRUSTEES
continued

Richard Darman             Trustee, since 2003;    Partner, The Carlyle Group    38;
(5/10/43)                  Contract Review and     (investments); formerly,      Director and Chairman of the
                           Governance Committee    Professor, John F. Kennedy    Board of Directors, AES
                                  Member           School of Government,         Corporation (independent
                                                   Harvard University            power company); Chairman of
                                                                                 the Smithsonian National
                                                                                 Museum of American History;
                                                                                 Trustee, Howard Hughes
                                                                                 Medical Institute

Sandra O. Moose         Trustee, since 2003; Audit President, Strategic Advisory 38;
(2/17/42)                    Committee Member      Services (management          Director, Verizon
                                                   consulting); formerly, Senior Communications; Director,
                                                   Vice President and Director,  Rohm and Haas Company
                                                   The Boston Consulting Group,  (specialty chemicals); Director,
                                                   Inc. (management consulting)  AES Corporation

John A. Shane              Trustee, since 2003;    President, Palmer Service     38;
(2/22/33)                  Contract Review and     Corporation (venture capital  Director, Gensym Corporation
                           Governance Committee    organization)                 (software and technology
                                  Member                                         services provider); Director, Abt
                                                                                 Associates Inc. (research and
                                                                                 consulting firm)

Cynthia L. Walker       Trustee, since 2005; Audit Dean for Finance and CFO      38;
(7/25/56)                    Committee Member      (formerly, Associate Dean for None
                                                   Finance & CFO), Harvard
                                                   Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1/      Trustee, since 2002;    President, Chairman, Director 38;
(4/14/47)               Chief Executive Officer of and Chief Executive Officer,  None
555 California Street    Loomis Sayles Funds II,   Loomis, Sayles & Company,
San Francisco, CA 94104         since 2003         L.P.;

John T. Hailer/2/          Trustee, since 2003;    President and Chief Executive 38;
(11/23/60)              President of Loomis Sayles Officer, IXIS Asset           None
                           Funds II Since 2003     Management Distributors,
                                                   L.P.; President and Chief
                                                   Executive Officer, IXIS
                                                   Advisor Funds

                        TRUSTEE AND OFFICER INFORMATION


                       Position(s) Held with the                                     Number of Portfolios in
                         Trust, Length of Time        Principal Occupation(s)      Fund Complex Overseen*** and
Name and Date of Birth Served and Term of Office*      During Past 5 Years**         Other Directorships Held
---------------------- --------------------------      ---------------------         ------------------------

 OFFICERS

 Coleen Downs Dinneen  Secretary, Clerk and Chief Senior Vice President, General          Not Applicable
 (12/16/60)            Legal Officer, since 2004  Counsel, Secretary and Clerk
                                                  (formerly, Deputy General
                                                  Counsel, Assistant Secretary
                                                  and Assistant Clerk) IXIS
                                                  Asset Management
                                                  Distribution Corporation, IXIS
                                                  Asset Management
                                                  Distributors, L.P. and IXIS
                                                  Asset Management Advisors,
                                                  L.P.

 Michael C. Kardok        Treasurer, Principal    Senior Vice President, IXIS             Not Applicable
 (7/17/59)              Financial and Accounting  Asset Management Advisors,
                          Officer, since 2004     L.P. and IXIS Asset
                                                  Management Distributors,
                                                  L.P.; formerly, Senior Director,
                                                  PFPC Inc.

 Max J. Mahoney          Anti-Money Laundering    Senior Vice President, Deputy           Not Applicable
 (5/1/62)                Officer and Assistant    General Counsel, Assistant
                         Secretary, since 2005    Secretary and Assistant Clerk,
                                                  IXIS Asset Management
                                                  Distribution Corporation, IXIS
                                                  Asset Management
                                                  Distributors, L.P. and IXIS
                                                  Asset Management Advisors,
                                                  L.P.; Chief Compliance
                                                  Officer, IXIS Asset
                                                  Management Advisors, L.P.;
                                                  formerly, Senior Counsel,
                                                  MetLife, Inc.; formerly,
                                                  Associate Counsel, LPL
                                                  Financial Services, Inc.

 John E. Pelletier      Chief Operating Officer,  Executive Vice President and            Not Applicable
 (6/24/64)                     since 2004         Chief Operating Officer
                                                  (formerly, General Counsel,
                                                  Secretary and Clerk), IXIS
                                                  Asset Management
                                                  Distributors, L.P. and IXIS
                                                  Asset Management Advisors,
                                                  L.P.; Executive Vice President
                                                  (formerly, Senior Vice
                                                  President, General Counsel,
                                                  Secretary and Clerk), IXIS
                                                  Asset Management
                                                  Distribution Corporation;
                                                  formerly, Director IXIS Asset
                                                  Management Services
                                                  Company

                        TRUSTEE AND OFFICER INFORMATION


                       Position(s) Held with the                                    Number of Portfolios in
                         Trust, Length of Time        Principal Occupation(s)     Fund Complex Overseen*** and
Name and Date of Birth Served and Term of Office*      During Past 5 Years**        Other Directorships Held
---------------------- --------------------------      ---------------------        ------------------------

 OFFICERS
 continued

 Daniel J. Fuss        Executive Vice President,  Vice Chairman and Director,            Not Applicable
 (9/27/33)                    since 2003          Loomis Sayles & Company,
 One Financial Center                             L.P.; Prior to 2002, President
 Boston, MA 02111                                 and Trustee of Loomis Sayles
                                                  Funds II

 Kristin Vigneaux      Chief Compliance Officer,  Chief Compliance Officer for           Not Applicable
 (9/25/69)                    since 2004          Mutual Funds,
                                                  IXIS Asset Management
                                                  Distributors, L.P. and IXIS
                                                  Asset Management Advisors,
                                                  L.P.; formerly, Vice President,
                                                  IXIS Asset Management
                                                  Services Company

* The year provided is the earliest year during which a Trustee was elected or appointed to the Trust. All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72, but was suspended for the calendar year 2006. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy but to designate 2006 as a transition period so that any Trustees who are currently 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor and Loomis Sayles Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis, Sayles & Company, L.P.("Loomis Sayles") are omitted if not materially different from a trustee's or officer's current position with such entity.

***The Trustees of the Trust serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust:
     President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation, President and Chief Executive Officer of IXIS Asset Management Advisors, L.P.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Aggressive Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Tax-Managed Equity Fund
         Loomis Sayles Value Fund
         Loomis Sayles Worldwide Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             18

                    Statements of Assets and Liabilities 47

                    Statements of Operations             49

                    Statements of Changes in Net Assets  51

                    Financial Highlights                 55

                    Notes to Financial Statements        61

         ANNUAL REPORT
         SEPTEMBER 30, 2005

FUND AND MANAGER REVIEW

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

[PHOTO]

Phil Fine
Manager since February 1999
                          Manager since February 1999


 FUND FACTS
 SYMBOL | Institutional: LSAIX;
 Retail: LAGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalent
 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in Initial Public Offerings) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $52.0 million


PORTFOLIO REVIEW
Favorable stock selection, particularly in the overweighted consumer discretionary and energy sectors, accounted for the Fund's strong one-year return and enabled it to outperform its benchmark, the Russell Midcap Growth Index, for the fiscal year ended September 30, 2005. Our strategy throughout much of the period included striking a balance between cyclical companies and defensive, non-cyclical stocks. However, as the cycle matured, we started to reduce the Fund's exposure to the cyclical areas of the economy, placing greater emphasis on stocks in non-cyclical sectors. In particular, we reduced exposure to homebuilders, retailers and apparel companies, and increased exposure to healthcare, consumer staples, and select consumer services. We focused on a few high-confidence themes--industries and stocks where we have strong conviction that the companies involved should benefit from macro tail winds, company-specific events, or both.

Due to the potential impact rising interest rates and higher energy prices may have on consumer spending, we reduced the Fund's weighting in consumer discretionary stocks from a significant overweight to an underweight. We also shifted the Fund's healthcare underweight to an overweight by adding exposure to healthcare services because these companies' earnings appeared to be more stable. Finally, our purchase of several wireless companies and Southwestern Energy led to a significant overweight in the utilities sector. Southwestern Energy was one of the Fund's best performers. The company has accumulated a large acreage position in Fayetteville shale in Arkansas, which is proving to be one of the most exciting and potentially most lucrative natural gas plays in North America.

We have been working to reduce the Fund's exposure to the consumer discretionary sector, even though our stock picks in this area had the greatest positive impact on performance for the period. Apparel and specialty retail stocks paced performance in the sector, as companies such as Coach and Chico's FAS continued to report strong same-store sales and profit growth. We sold both stocks. Energy had the second- greatest positive impact, as soaring commodity prices drove earnings and cash flow growth for the exploration, production and oilfield-service companies. The technology sector also had a positive impact on the Fund's results in absolute terms, although it had a negative impact relative to the Fund's benchmark. Semiconductor and storage stocks led this sector. In addition, the Fund benefited from a position in Apple Computer, which reported significant earnings growth on strong sales of the iPod and Macintosh notebooks and computers.

Healthcare was the Fund's weakest sector--and the only sector that generated a negative return for the year. In particular, stocks in the biotech and medical devices industries lagged, as several of our holdings reported disappointing results from their clinical trials. For example, Biogen Idec announced that its potential blockbuster drug for multiple sclerosis was implicated in cases of a rare brain disease, and it now seems unlikely the drug ever will come to market. We subsequently sold the position.

OUTLOOK
As we enter the final months of 2005, we anticipate some weakness in consumer sentiment, employment and GDP growth as a result of fallout from the hurricanes. Although oil prices already have returned to pre-hurricane levels, we believe prices are likely to remain a concern for the next several months. We also believe the Federal Reserve Board is likely to end its cycle of rate hikes earlier and at lower levels than previously expected.

The stock market has been surprisingly resilient, bouncing back from the initial shock of back-to-back hurricanes. Given this performance, our long term outlook for the market remains positive. If the "rate hikes are nearly over" rally has already begun, we believe the market's one-year return may reach the higher end of our expected range.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                            SINCE
                            1 YEAR         5 YEARS        INCEPTION
                            ----------------------------------------------

                            LOOMIS SAYLES AGGRESSIVE GROWTH: INSTITUTIONAL
                            23.85%         -16.40%          9.71%
                            ----------------------------------------------

                            LOOMIS SAYLES AGGRESSIVE GROWTH: RETAIL
                            23.55          -16.63           9.41
                            ----------------------------------------------

                            LIPPER MID-CAP GROWTH FUNDS INDEX(c)
                            20.92           -6.30           6.22
                            ----------------------------------------------

                            RUSSELL MIDCAP GROWTH INDEX(c)
                            23.47           -4.50           8.22
                            ----------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2005(a)(b)

                                     [CHART]

                  Loomis Sayles  Lipper Mid-Cap
                    Aggressive        Growth        Russell Midcap
                   Growth Fund    Funds Index(c)    Growth Index(c)
                  --------------  --------------    --------------
 12/96            $  250,000          $250,000         $250,000
  1/97               265,500           256,397          261,061
  2/97               257,243           239,354          255,313
  3/97               240,754           221,150          240,886
  4/97               243,498           219,235          246,786
  5/97               265,486           247,788          268,901
  6/97               267,982           258,228          276,343
  7/97               295,235           273,998          302,793
  8/97               288,475           273,237          299,837
  9/97               314,235           292,801          315,012
 10/97               307,228           276,403          299,240
 11/97               297,735           271,981          302,386
 12/97               306,607           278,351          306,356
  1/98               290,602           273,087          300,840
  2/98               313,821           296,284          329,124
  3/98               324,491           311,625          342,920
  4/98               333,025           312,981          347,577
  5/98               318,072           294,737          333,279
  6/98               334,358           308,295          342,709
  7/98               317,272           287,776          328,029
  8/98               252,961           225,733          265,422
  9/98               280,433           249,272          285,500
 10/98               299,390           258,441          306,521
 11/98               301,785           278,080          327,197
 12/98               341,983           313,952          361,083
  1/99               345,300           329,536          371,908
  2/99               338,394           303,940          353,720
  3/99               434,058           325,607          373,420
  4/99               456,195           338,963          390,435
  5/99               473,074           337,552          385,412
  6/99               535,000           364,759          412,319
  7/99               530,827           359,767          399,191
  8/99               561,774           357,945          395,042
  9/99               555,145           368,394          391,679
 10/99               695,041           400,964          421,963
 11/99               815,700           451,259          465,661
 12/99             1,018,402           545,390          546,293
  1/00             1,046,917           536,026          546,182
  2/00             1,423,493           670,359          661,006
  3/00             1,292,817           623,177          661,685
  4/00             1,170,516           540,968          597,454
  5/00             1,052,645           492,337          553,903
  6/00             1,201,700           568,843          612,677
  7/00             1,173,099           545,247          573,879
  8/00             1,388,480           616,555          660,427
  9/00             1,377,234           586,921          628,140
 10/00             1,166,792           539,463          585,150
 11/00               873,461           426,655          457,993
 12/00               961,331           457,408          482,109
  1/01               881,925           463,620          509,649
  2/01               688,607           394,076          421,494
  3/01               589,930           352,264          361,172
  4/01               686,029           398,709          421,375
  5/01               654,129           401,997          419,393
  6/01               634,178           400,428          419,614
  7/01               570,887           379,366          391,316
  8/01               498,556           353,948          362,953
  9/01               397,199           302,898          302,968
 10/01               435,847           319,762          334,814
 11/01               480,957           346,026          370,860
 12/01               486,825           361,034          384,958
  1/02               470,126           347,226          372,458
  2/02               422,691           329,962          351,343
  3/02               457,859           350,761          378,158
  4/02               433,821           339,101          358,137
  5/02               405,709           327,786          347,451
  6/02               367,045           298,335          309,107
  7/02               330,414           266,160          279,076
  8/02               325,128           262,987          278,104
  9/02               313,423           246,647          256,009
 10/02               326,023           259,085          275,839
 11/02               350,637           274,472          297,429
 12/02               309,052           258,247          279,459
  1/03               305,250           254,417          276,716
  2/03               302,625           250,489          274,309
  3/03               303,805           254,073          279,417
  4/03               326,652           271,896          298,442
  5/03               362,975           294,377          327,158
  6/03               363,266           298,986          331,824
  7/03               382,591           310,778          343,682
  8/03               417,445           326,063          362,609
  9/03               401,040           315,122          355,578
 10/03               440,302           339,841          384,234
 11/03               443,516           347,922          394,516
 12/03               432,960           349,706          398,822
  1/04               450,235           358,542          411,991
  2/04               441,141           363,487          418,902
  3/04               451,110           363,400          418,102
  4/04               445,246           351,872          406,298
  5/04               466,351           359,534          415,886
  6/04               483,932           368,183          422,505
  7/04               442,943           342,024          394,524
  8/04               429,167           336,100          389,660
  9/04               454,059           350,478          404,208
 10/04               464,003           360,835          417,918
 11/04               495,045           380,891          439,501
 12/04               516,728           398,778          460,556
  1/05               501,949           385,893          448,228
  2/05               517,911           390,875          459,578
  3/05               498,386           383,086          452,864
  4/05               470,576           364,634          434,944
  5/05               503,422           386,263          459,855
  6/05               516,159           395,103          468,405
  7/05               544,290           417,847          495,736
  8/05               543,691           416,539          492,708
  9/05               562,358           423,811          499,088



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would be lower due to higher fees.
(b) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class. (c) See page 13 for a description of the indexes.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP GROWTH FUND

[PHOTO]


                                  JOHN SLAVIK
                           Manager since April 2005

[PHOTO]

Mark F. Burns
Manager since January 2005
                                 MARK F. BURNS
                          Manager since January 2005

 FUND FACTS
 SYMBOL | Institutional: LSSIX;
 Retail: LCGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2,000 smallest U.S. companies
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $19.4 million

PORTFOLIO REVIEW
Our stock selections were primarily responsible for the Fund's ability to outperform its benchmark, the Russell 2000 Growth Index, for the fiscal year ended September 30, 2005. The risk control measures implemented early in the period also contributed to the Fund's strong return. In particular, we expanded the number of securities in the portfolio to spread risk over a greater number of stocks, and placed greater restraints on sector allocations. These measures helped reduce the Fund's volatility while still delivering strong results.

The Fund realized its best performance from stocks in the healthcare and technology sectors. Healthcare was a strong benchmark performer, and our overweight of the sector contributed to performance. More importantly, our stock selections boosted results. For example, Intuitive Surgical, a company that makes robots for surgical procedures, experienced rapid margin expansion and revenue growth of more than 50% and was sold at a healthy profit. Stock selection also made the difference in the technology sector where our holdings in the semiconductor industry generated notable results.

The Fund's producer durables holdings also generated strong performance. Specifically, companies serving the energy and home building industries posted stellar results.

Consumer staples was the only sector that had a negative impact on the Fund's one-year return. The group's poor performance was due to a single holding, Provide Commerce, an on-line flower merchant that experienced some advertising cost issues which derailed its earnings profile. The stock is no longer held by the Fund. Although the results generated by investments in the materials and transportation sectors were positive on an absolute basis, they underperformed somewhat relative to the benchmark.

OUTLOOK
As we enter the final months of 2005, we anticipate some initial economic weakness to reflect itself in consumer sentiment, employment and GDP growth as a result of the destruction from hurricanes Katrina and Rita. Although oil prices have been volatile, they are likely to remain a concern and require active monitoring for the next several months.

While recent changes at the head of the Federal Reserve Board add some uncertainty, we believe the market will begin to anticipate the end of the rate hike cycle. The market has been surprisingly resilient in the face of aforementioned economic headwinds, especially given the initial shock of back-to-back major hurricanes. Given this performance, our long-term outlook for the market remains positive. As the market begins to discount the end of the Fed tightening cycle, we believe the high end of our expected one-year return range could be reached.

Although some funds have relied on aggressive sector allocation to generate performance, we continue to focus on a bottom-up stock selection process. We believe this process will be an increasingly important driver of performance as the market will be willing to pay a premium for companies able to demonstrate predictable and/or above-average growth and profitability.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                           SINCE
                            1 YEAR        5 YEARS        INCEPTION
                            ---------------------------------------------

                            LOOMIS SAYLES SMALL CAP GROWTH: INSTITUTIONAL
                            23.66%        -15.25%          2.53%
                            ---------------------------------------------

                            LOOMIS SAYLES SMALL CAP GROWTH: RETAIL
                            23.46         -15.46           2.28
                            ---------------------------------------------

                            LIPPER SMALL-CAP GROWTH FUNDS INDEX(c)
                            18.96          -2.66           6.52
                            ---------------------------------------------

                            RUSSELL 2000 INDEX(c)
                            17.95           6.45           8.60
                            ---------------------------------------------

                            RUSSELL 2000 GROWTH INDEX(c)
                            17.97          -2.54           3.91
                            ---------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2005(a)(b)
                                     [CHART]

                                      Lipper         Russell
                   Loomis Sayles     Small-Cap        2000          Russell
                    Small Cap      Growth Funds      Growth          2000
                   Growth Fund       Index(c)        Index(c)       Index(c)
                   -----------     ------------      --------       --------
 12/96              $250,000         $250,000         $250,000         $250,000
  1/97               256,500          255,797          256,245          254,996
  2/97               237,493          237,326          240,769          248,813
  3/97               212,747          220,207          223,779          237,073
  4/97               208,747          216,928          221,191          237,734
  5/97               242,752          247,023          254,436          264,182
  6/97               257,001          260,237          263,063          275,503
  7/97               277,741          275,899          276,542          288,323
  8/97               282,491          280,282          284,841          294,920
  9/97               313,734          303,870          307,571          316,506
 10/97               291,741          288,334          289,097          302,603
 11/97               288,503          281,817          282,204          300,645
 12/97               298,572          278,064          282,363          305,908
  1/98               288,809          273,937          278,596          301,080
  2/98               320,202          296,085          303,193          323,343
  3/98               334,707          309,478          315,911          336,678
  4/98               330,222          311,729          317,848          338,541
  5/98               302,516          289,667          294,756          320,308
  6/98               332,042          298,156          297,767          320,982
  7/98               299,336          275,720          272,902          294,997
  8/98               231,806          215,500          209,905          237,715
  9/98               259,228          227,024          231,187          256,318
 10/98               269,520          235,975          243,245          266,771
 11/98               303,264          255,166          262,115          280,748
 12/98               354,424          280,746          285,834          298,121
  1/99               364,702          287,535          298,691          302,083
  2/99               341,763          259,868          271,368          277,616
  3/99               367,873          271,613          281,033          281,950
  4/99               371,295          282,219          305,852          307,215
  5/99               364,426          283,757          306,336          311,702
  6/99               419,017          310,316          322,473          325,797
  7/99               406,614          309,220          312,501          316,858
  8/99               418,487          304,885          300,814          305,131
  9/99               441,420          315,937          306,616          305,198
 10/99               498,098          334,359          314,470          306,434
 11/99               550,847          376,545          347,721          324,731
 12/99               679,800          452,471          409,007          361,491
  1/00               667,428          447,759          405,201          355,685
  2/00               908,703          578,948          499,476          414,422
  3/00               788,481          533,505          446,973          387,099
  4/00               725,166          467,554          401,845          363,805
  5/00               627,051          429,327          366,657          342,602
  6/00               701,420          504,937          414,022          372,467
  7/00               629,454          472,086          378,540          360,483
  8/00               734,950          522,857          418,358          387,989
  9/00               711,506          496,964          397,574          376,585
 10/00               641,849          459,679          365,301          359,775
 11/00               476,188          381,396          298,975          322,843
 12/00               556,378          415,131          317,270          350,570
  1/01               531,174          427,780          342,949          368,822
  2/01               413,519          373,014          295,939          344,622
  3/01               352,235          336,786          269,033          327,764
  4/01               416,835          373,146          301,970          353,405
  5/01               405,331          383,257          308,964          362,092
  6/01               415,180          392,921          317,390          374,595
  7/01               356,598          371,018          290,313          354,318
  8/01               316,374          349,053          272,183          342,874
  9/01               247,816          294,576          228,265          296,719
 10/01               276,439          316,162          250,225          314,083
 11/01               297,476          340,661          271,112          338,398
 12/01               309,256          361,298          287,991          359,285
  1/02               294,380          350,373          277,746          355,548
  2/02               257,612          329,170          259,769          345,804
  3/02               273,610          356,082          282,348          373,597
  4/02               263,514          346,687          276,239          377,002
  5/02               250,891          332,779          260,087          360,270
  6/02               229,290          308,052          238,032          342,394
  7/02               196,731          264,364          201,449          290,682
  8/02               194,488          263,980          201,355          289,942
  9/02               178,209          247,970          186,811          269,120
 10/02               189,722          258,551          196,260          277,749
 11/02               200,668          280,207          215,716          302,536
 12/02               180,742          261,487          200,840          285,691
  1/03               174,850          254,582          195,384          277,784
  2/03               172,612          246,649          190,173          269,391
  3/03               170,920          251,735          193,052          272,859
  4/03               188,884          272,540          211,323          298,731
  5/03               209,926          300,331          235,137          330,789
  6/03               214,145          310,509          239,668          336,775
  7/03               229,028          328,666          257,786          357,847
  8/03               247,282          346,094          271,633          374,254
  9/03               241,100          337,594          264,757          367,346
 10/03               261,039          368,222          287,629          398,194
 11/03               269,731          378,027          297,006          412,325
 12/03               259,077          378,566          298,334          420,691
  1/04               277,601          396,277          314,007          438,968
  2/04               266,663          394,788          313,521          442,903
  3/04               265,543          392,059          314,986          447,031
  4/04               254,045          372,901          299,175          424,239
  5/04               262,175          380,679          305,126          430,991
  6/04               272,557          391,533          315,278          449,142
  7/04               247,563          356,991          286,979          418,900
  8/04               236,893          345,426          280,801          416,747
  9/04               251,486          365,160          296,328          436,311
 10/04               254,856          375,398          303,528          444,900
 11/04               269,459          401,685          329,184          483,490
 12/04               283,498          419,415          341,015          497,801
  1/05               278,735          403,540          325,652          477,031
  2/05               283,780          411,512          330,122          485,111
  3/05               275,636          397,685          317,739          471,224
  4/05               261,330          375,467          297,517          444,237
  5/05               279,859          400,351          318,494          473,313
  6/05               293,040          414,342          328,792          491,569
  7/05               312,117          439,625          351,774          522,713
  8/05               307,903          432,032          346,817          513,021
  9/05               311,048          434,380          349,566          514,631




Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class. (c) See page 13 for a description of the indexes.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP VALUE FUND

/s/ Joseph Katz
                          Manager since January 2000

[PHOTO]

Daniel Thelen
Manager since April 2000
                           Manager since April 2000


 FUND FACTS
 SYMBOL | Institutional: LSSCX;
 Retail: LSCRX; Admin: LSVAX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 1/2/97; Admin; 1/2/98
 EXPENSE RATIO | Institutional: 0.90%; Retail: 1.15%; Admin: 1.40%
 TOTAL NET ASSETS | $706.6 million

PORTFOLIO REVIEW
The Fund's performance for the fiscal year ended September 30, 2005 was in line with that of its benchmark, the Russell 2000 Value Index. Throughout the year we positioned the Fund in a fairly conservative manner, focusing on higher-quality companies with solid balance sheets, positive earnings trends and healthy cash flows. We continued to seek misunderstood and undiscovered small companies operating in niche environments--companies that appeared to be attractively valued, with a catalyst for improvement.

Our overall sector weightings and our individual stock selections contributed positively to the Fund's attractive one-year return. Most notably, the Fund kept pace with the market in the energy sector, which was the strongest-performing sector for the period. Sharply rising commodity prices--fueled by a tightening of supply and continued strong demand--provided a favorable backdrop for rapidly growing earnings and cash flow. In particular, Energy Partners, an exploration and production company operating out of the Gulf of Mexico, saw its stock price nearly double during the year due to rising commodity prices and increased production volume. Cal Dive International, a provider of construction and maintenance services to oil and gas exploration companies, experienced excellent growth in its marine construction operations. The company's oil and gas production subsidiary also saw improving trends on higher commodity prices.

We increased the Fund's weighting in the materials and processing sector, as we expected good results from select basic materials and construction-related companies. Since the economy appears to be growing at a solid pace, certain companies were able to pass along price increases to their customers. In addition, favorable stock selections and a healthy weighting in basic materials stocks contributed positively to performance.

We reduced the Fund's exposure to its weakest sector, healthcare, by eliminating some underperforming stocks. In particular, stock selection in the generic drug industry hurt performance. Perrigo, a manufacturer of store-brand pharmaceutical and nutritional products, was a disappointment, as two primary issues weighed on the stock. First, several retailers have moved pseudo-ephedrine-based products off their shelves, putting them behind the pharmacy counter, because of selective instances of consumer abuse of the products. The Perrigo products are still available, but there may be a negative impact on product sales. Second, the company recently completed a sizeable acquisition in the generic pharmaceutical industry, which depressed the stock's value due to generally weak trends in the over-the-counter generic drug industry. Two other pharmaceutical stocks in the portfolio--Andrx Corporation and Par Pharmaceutical Companies--declined on the negative sentiment in the generic drug industry. Andrx was sold.

The Fund's automotive-related stocks were also weak as a result of price increases for raw materials and uninspiring demand. In addition, a generally weak retail environment put pressure on certain consumer-related holdings, including Cost Plus Inc. With consumer spending facing strong headwinds from higher fuel prices and a slowing housing/mortgage arena, we reduced the Fund's weighting in the consumer discretionary sector.

OUTLOOK
We expect some post-hurricane weakness in the economy, particularly in the areas of consumer sentiment, employment and GDP growth. High oil prices remain a concern and will warrant continued monitoring throughout the next several months. In response, we believe the Federal Reserve Board may end its cycle of rate hikes earlier and at lower levels than previously expected. The market's surprising resiliency--evidenced by its positive performance in the wake of back-to-back hurricanes and the potential for a slowdown in economic growth--leads us to believe that returns may reach the higher end of our expected range for calendar 2005.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                       SINCE
                      1 YEAR   5 YEARS   10 YEARS   INCEPTION(a)
                      --------------------------------------------
                      LOOMIS SAYLES SMALL CAP VALUE: INSTITUTIONAL
                      17.99%    12.79%    13.47%       15.17%
                      --------------------------------------------
                      LOOMIS SAYLES SMALL CAP VALUE: RETAIL(a)
                      17.69     12.52     13.21        14.99
                      --------------------------------------------
                      LOOMIS SAYLES SMALL CAP VALUE: ADMIN(a)
                      17.40     12.22     12.82        14.62
                      --------------------------------------------
                      LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c)
                      17.89      7.90     10.91          N/A
                      --------------------------------------------
                      RUSSELL 2000 VALUE INDEX(c)
                      17.75     15.18     13.33        14.82
                      --------------------------------------------
                      RUSSELL 2000 INDEX(c)
                      17.95      6.45      9.37        11.50
                      --------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2005(d)(e)

                                     [CHART]

               Loomis Sayles      Lipper Small-
                 Small Cap         Cap Core       Russell 2000      Russell
                 Value Fund    Funds Index(b)(c)  Value Index(c)  2000 Index(c)
               -------------   -----------------  --------------  -------------
  5/91          $  250,000                          $  250,000     $  250,000
  5/91             255,500                             261,728        261,916
  6/91             246,506                             249,473        246,653
  7/91             266,005                             255,952        255,308
  8/91             286,248                             263,720        264,758
  9/91             286,506                             264,026        266,831
 10/91             292,264                             267,028        273,889
 11/91             285,016                             256,192        261,221
 12/91             326,201         $  250,000          272,804        282,138
  1/92             359,376            265,945          295,624        304,999
  2/92             379,501            273,568          309,725        313,896
  3/92             359,122            264,312          306,355        303,271
  4/92             340,842            255,365          302,112        292,646
  5/92             341,354            254,825          310,327        296,538
  6/92             311,588            245,833          300,278        282,514
  7/92             320,219            252,555          311,590        292,344
  8/92             309,779            248,421          305,517        284,095
  9/92             313,187            249,627          311,285        290,647
 10/92             323,115            258,944          318,551        299,885
 11/92             353,940            277,051          338,259        322,832
 12/92             369,053            287,564          352,287        334,079
  1/93             385,956            296,024          370,979        345,386
  2/93             377,079            289,261          372,463        337,409
  3/93             392,841            297,159          386,591        348,358
  4/93             382,824            287,452          377,301        338,796
  5/93             399,170            298,214          389,167        353,787
  6/93             401,166            300,514          392,856        355,994
  7/93             410,914            303,304          399,600        360,909
  8/93             432,980            312,400          415,222        376,501
  9/93             452,768            317,447          425,169        387,126
 10/93             465,083            324,170          434,894        397,090
 11/93             447,317            316,166          423,565        384,020
 12/93             460,155            325,338          436,038        397,150
  1/94             469,910            333,938          451,601        409,602
  2/94             462,767            333,304          450,293        408,121
  3/94             436,066            320,340          430,084        386,573
  4/94             431,182            319,794          434,322        388,871
  5/94             424,671            320,604          433,699        384,504
  6/94             414,564            310,196          422,386        371,448
  7/94             416,844            314,670          430,189        377,550
  8/94             436,394            329,162          447,122        398,589
  9/94             436,088            329,749          442,378        397,254
 10/94             433,167            331,467          434,283        395,686
 11/94             415,927            323,070          416,763        379,706
 12/94             421,999            325,868          429,306        389,907
  1/95             423,307            329,229          427,200        384,988
  2/95             439,732            342,338          443,008        401,003
  3/95             450,241            349,588          445,199        407,909
  4/95             451,547            355,463          458,439        416,979
  5/95             460,758            359,779          468,257        424,149
  6/95             473,245            374,109          484,258        446,152
  7/95             504,763            394,788          501,926        471,851
  8/95             529,042            407,916          516,837        481,612
  9/95             538,882            414,898          524,553        490,213
 10/95             510,968            400,223          503,602        468,290
 11/95             535,597            412,187          523,618        487,965
 12/95             557,396            426,052          539,838        500,839
  1/96             558,510            429,170          543,420        500,301
  2/96             586,548            444,379          551,937        515,895
  3/96             600,038            455,506          563,523        526,396
  4/96             635,681            486,931          578,898        554,543
  5/96             661,871            508,903          593,556        576,396
  6/96             646,250            485,793          586,548        552,727
  7/96             609,867            446,334          555,366        504,450
  8/96             640,421            469,085          579,461        533,738
  9/96             662,067            488,809          595,280        554,597
 10/96             671,800            479,658          602,183        546,049
 11/96             703,912            496,987          634,587        568,549
 12/96             727,141            505,760          655,187        583,449
  1/97             740,084            517,036          665,260        595,109
  2/97             730,463            503,508          671,575        580,680
  3/97             714,539            478,111          653,562        553,280
  4/97             707,822            478,242          663,172        554,822
  5/97             784,762            529,245          715,970        616,546
  6/97             821,567            559,170          752,202        642,968
  7/97             868,643            592,820          783,774        672,887
  8/97             886,798            607,321          796,217        688,283
  9/97             939,651            652,898          849,164        738,661
 10/97             910,052            626,902          826,076        706,213
 11/97             906,685            618,871          835,128        701,645
 12/97             916,024            618,206          863,435        713,926
  1/98             895,871            609,161          847,814        702,659
  2/98             959,299            654,637          899,067        754,616
  3/98           1,002,084            685,496          935,534        785,738
  4/98             997,674            692,091          940,158        790,086
  5/98             954,874            656,163          906,874        747,534
  6/98             942,556            653,811          901,752        749,107
  7/98             881,573            606,640          831,121        688,464
  8/98             730,560            489,398          700,960        554,778
  9/98             767,453            509,982          740,546        598,194
 10/98             807,821            530,915          762,535        622,590
 11/98             853,543            560,518          783,175        655,209
 12/98             906,122            595,725          807,733        695,755
  1/99             863,625            591,259          789,399        705,001
  2/99             802,653            542,960          735,503        647,899
  3/99             803,134            545,426          729,435        658,014
  4/99             868,590            582,266          796,024        716,977
  5/99             886,048            594,314          820,492        727,450
  6/99             926,984            628,657          850,200        760,345
  7/99             915,489            625,223          830,023        739,482
  8/99             885,003            602,297          799,682        712,114
  9/99             865,533            601,830          783,694        712,270
 10/99             857,051            607,069          768,013        715,155
 11/99             874,878            646,203          771,994        757,856
 12/99             909,435            715,909          795,713        843,645
  1/00             875,695            702,150          774,905        830,097
  2/00             937,607            801,151          822,268        967,176
  3/00             990,769            789,758          826,123        903,410
  4/00             992,850            745,843          831,013        849,047
  5/00             950,356            714,136          818,331        799,563
  6/00             981,528            777,128          842,243        869,262
  7/00             997,919            752,970          870,306        841,295
  8/00           1,060,289            820,051          909,215        905,486
  9/00           1,044,385            798,977          904,060        878,874
 10/00           1,063,810            774,942          900,851        839,641
 11/00           1,029,662            697,771          882,512        753,451
 12/00           1,120,272            765,544          977,337        818,159
  1/01           1,151,416            792,794        1,004,314        860,755
  2/01           1,121,940            742,434        1,002,928        804,277
  3/01           1,081,550            707,334          986,842        764,935
  4/01           1,141,035            763,688        1,032,519        824,776
  5/01           1,174,353            791,519        1,059,070        845,048
  6/01           1,220,153            815,994        1,101,681        874,227
  7/01           1,227,230            797,090        1,076,976        826,906
  8/01           1,212,994            774,784        1,073,245        800,198
  9/01           1,084,781            673,267          954,769        692,481
 10/01           1,122,965            713,264          979,707        733,006
 11/01           1,191,353            766,270        1,050,104        789,753
 12/01           1,275,582            820,091        1,114,398        838,499
  1/02           1,273,796            810,375        1,129,190        829,778
  2/02           1,284,751            788,738        1,136,065        807,036
  3/02           1,359,395            849,341        1,221,145        871,899
  4/02           1,363,065            853,515        1,264,131        879,845
  5/02           1,337,985            821,702        1,222,322        840,796
  6/02           1,293,296            775,677        1,195,260        799,078
  7/02           1,124,521            670,247        1,017,670        678,393
  8/02           1,142,851            673,799        1,013,148        676,665
  9/02           1,056,680            626,103          940,778        628,071
 10/02           1,074,432            648,354          954,930        648,208
 11/02           1,128,261            696,200        1,031,134        706,057
 12/02           1,106,824            662,377          987,077        666,744
  1/03           1,078,047            643,007          959,285        648,291
  2/03           1,054,761            622,929          927,036        628,702
  3/03           1,057,820            628,189          936,937        636,798
  4/03           1,144,667            680,497        1,025,932        697,177
  5/03           1,216,208            740,279        1,130,685        771,993
  6/03           1,241,870            757,321        1,149,843        785,964
  7/03           1,289,558            796,158        1,207,184        835,142
  8/03           1,338,433            830,662        1,253,039        873,432
  9/03           1,304,838            812,622        1,238,666        857,310
 10/03           1,413,009            876,479        1,339,669        929,304
 11/03           1,454,127            908,054        1,391,094        962,283
 12/03           1,489,027            933,305        1,441,403        981,806
  1/04           1,522,976            962,874        1,491,241      1,024,461
  2/04           1,552,522            979,629        1,520,117      1,033,645
  3/04           1,578,294            990,251        1,541,139      1,043,278
  4/04           1,523,685            956,217        1,461,439        990,088
  5/04           1,535,570            964,540        1,479,080      1,005,846
  6/04           1,603,903          1,005,716        1,554,201      1,048,206
  7/04           1,537,341            952,723        1,482,754        977,627
  8/04           1,559,325            944,388        1,497,299        972,602
  9/04           1,615,772            991,351        1,556,525      1,018,262
 10/04           1,631,445          1,007,585        1,580,705      1,038,305
 11/04           1,743,036          1,087,155        1,720,972      1,128,366
 12/04           1,814,152          1,104,726        1,762,049      1,161,765
  1/05           1,754,285          1,072,697        1,693,888      1,113,292
  2/05           1,791,125          1,097,759        1,727,522      1,132,150
  3/05           1,765,333          1,070,118        1,691,957      1,099,740
  4/05           1,678,478          1,012,334        1,604,679      1,036,759
  5/05           1,753,506          1,066,587        1,702,550      1,104,616
  6/05           1,818,211          1,102,937        1,777,838      1,147,222
  7/05           1,925,303          1,168,485        1,878,996      1,219,905
  8/05           1,891,995          1,157,687        1,835,857      1,197,287
  9/05           1,906,229          1,168,731        1,832,825      1,201,043

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 13 for a description of the indexes. (d) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

[PHOTO]


                                 DAVID SOWERBY
                           Manager since August 2005

[PHOTO]

Mark Shank
Manager since June 2003

 FUND FACTS
 SYMBOL | LSCGX
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of net assets (plus any borrowings made for investment purposes) in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $9.2 million

PORTFOLIO REVIEW
With the profit cycle moderating, our primary strategy during the fiscal year focused on searching for companies with strong cash flows, which generally are later-cycle plays. We found companies meeting this requirement within the travel, lodging, semiconductor and software industries. We also reduced the Fund's exposure to the consumer discretionary sector late in the period, reflecting our concern that continued high energy prices might slow spending.

Relative weakness in the consumer discretionary, consumer staples, industrials and healthcare sectors accounted for the Fund's underperformance relative to its benchmark for the fiscal year ended September 30, 2005. Stock selection relative to the Fund's benchmark, the Standard & Poor's 500 Index, was weak early in the fiscal year, but our efforts improved throughout 2005, particularly in the last quarter of the Fund's fiscal year.

In terms of sector performance, the energy and financials sectors had the greatest positive influence on Fund performance. Oil prices continued to soar throughout the period, and the Fund's energy stocks, including Devon Energy and ConocoPhillips, generated strong gains. Devon Energy benefited from its combination oil and gas business, valuation and long-term growth prospects that made it one of the most compelling names in the energy sector. ConocoPhillips benefited from the synergy of the Conoco and Phillips merger and subsequent cost savings. The company also benefited from above-average earnings estimates and positive revisions compared to its peers in the integrated oil industry.

In the financials sector, capital markets-related stocks, such as Franklin Resources and Goldman Sachs Group, offered good results due to company-specific earnings growth and a macroeconomic environment favorable for investment banking and mutual fund flows.

The Fund's consumer discretionary sector lagged due to earnings shortfalls at Harley-Davidson, Leggett & Platt, and Viacom. In technology, holdings in Cisco Systems and Maxim Integrated Products failed to keep pace with the sector as a whole. In addition, the Fund's below-market weighting in utilities, which we trimmed due to our concerns about higher interest rates, had a negative impact on the Fund's relative performance.

OUTLOOK
As we enter the final calendar quarter of 2005, we expect the fallout from hurricanes Katrina and Rita to generate some initial economic weakness, particularly in consumer sentiment, employment and a slowing of GDP growth. Moreover, even though oil prices already have returned to pre-Katrina levels, prices are likely to remain a concern and require active monitoring for the next several months.

We believe the Federal Reserve Board may end its cycle of rate hikes earlier and at lower levels than previously expected. Despite the effects of Katrina and Rita and a potential slowdown in economic growth, the market has been surprisingly resilient, bouncing back from the initial shock of back-to-back hurricanes. Given this performance, our long term outlook for the market remains positive. If the "rate hikes are nearly over" rally has already begun, we believe the market's one-year return may reach the higher end of our expected range.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                           SINCE                SINCE
               1 YEAR     5 YEARS    REGISTRATION(a)(b)    INCEPTION(a)(b)
               --------------------------------------------------------------

               LOOMIS SAYLES TAX-MANAGED EQUITY: INSTITUTIONAL
                8.74%       1.13%           9.01%               10.02%
               --------------------------------------------------------------

               RETURN AFTER TAXES ON DISTRIBUTIONS(c)
                8.68       -0.56            5.61                 7.03
               --------------------------------------------------------------

               RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(c)
                5.75       -0.05            5.98                 7.17
               --------------------------------------------------------------

               LIPPER LARGE-CAP CORE FUNDS INDEX(c)
               11.47       -2.75            5.94                 8.08
               --------------------------------------------------------------

               S&P 500 INDEX(c)
               12.25       -1.49            6.90                 9.49
               --------------------------------------------------------------


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2005

                                    [CHART]

             Loomis Sayles Tax-     Lipper Large-Cap
            Managed Equity Fund   Core Funds Index(b)(c)    S&P 500 Index(b)(c)
            -------------------   ----------------------    ----------------
 3/97            $10,000               $10,000                 $10,000
 3/97              9,576                 9,572                   9,589
 4/97             10,000                10,102                  10,162
 5/97             10,416                10,715                  10,780
 6/97             10,587                11,180                  11,263
 7/97             11,403                12,063                  12,159
 8/97             10,890                11,449                  11,478
 9/97             11,273                12,039                  12,107
10/97             10,907                11,667                  11,703
11/97             10,956                12,048                  12,244
12/97             10,825                12,267                  12,455
 1/98             11,001                12,388                  12,592
 2/98             11,813                13,266                  13,501
 3/98             12,405                13,923                  14,192
 4/98             12,652                14,064                  14,335
 5/98             12,290                13,823                  14,088
 6/98             12,670                14,480                  14,660
 7/98             12,767                14,363                  14,504
 8/98             10,904                12,213                  12,407
 9/98             11,999                12,820                  13,202
10/98             12,502                13,782                  14,276
11/98             13,102                14,602                  15,141
12/98             14,529                15,571                  16,014
 1/99             15,010                16,116                  16,683
 2/99             14,506                15,618                  16,165
 3/99             15,327                16,246                  16,812
 4/99             15,773                16,682                  17,463
 5/99             15,538                16,239                  17,050
 6/99             16,558                17,145                  17,997
 7/99             16,476                16,642                  17,435
 8/99             16,276                16,473                  17,348
 9/99             15,794                16,026                  16,873
10/99             16,006                17,008                  17,941
11/99             16,112                17,425                  18,305
12/99             17,225                18,584                  19,383
 1/00             16,710                17,833                  18,410
 2/00             17,597                17,827                  18,061
 3/00             19,318                19,377                  19,828
 4/00             19,318                18,744                  19,231
 5/00             19,585                18,267                  18,837
 6/00             19,301                18,936                  19,301
 7/00             18,928                18,641                  19,000
 8/00             20,418                19,926                  20,180
 9/00             19,797                18,865                  19,114
10/00             19,780                18,647                  19,033
11/00             19,283                17,007                  17,533
12/00             20,222                17,215                  17,619
 1/01             19,377                17,702                  18,244
 2/01             18,922                16,055                  16,580
 3/01             18,314                15,069                  15,530
 4/01             18,964                16,215                  16,737
 5/01             19,116                16,306                  16,849
 6/01             18,399                15,873                  16,439
 7/01             18,204                15,643                  16,277
 8/01             17,467                14,722                  15,258
 9/01             16,642                13,604                  14,026
10/01             16,924                13,925                  14,293
11/01             17,531                14,837                  15,390
12/01             17,859                15,005                  15,525
 1/02             17,704                14,769                  15,298
 2/02             17,638                14,521                  15,003
 3/02             18,478                15,015                  15,567
 4/02             18,169                14,230                  14,623
 5/02             18,080                14,127                  14,516
 6/02             17,109                13,151                  13,482
 7/02             15,961                12,174                  12,431
 8/02             15,896                12,274                  12,512
 9/02             14,969                11,082                  11,153
10/02             15,521                11,943                  12,134
11/02             15,986                12,476                  12,848
12/02             15,549                11,819                  12,094
 1/03             15,061                11,509                  11,777
 2/03             14,972                11,356                  11,600
 3/03             15,017                11,452                  11,713
 4/03             15,971                12,296                  12,677
 5/03             16,747                12,892                  13,345
 6/03             16,768                13,019                  13,516
 7/03             17,057                13,224                  13,754
 8/03             17,390                13,480                  14,022
 9/03             16,990                13,306                  13,873
10/03             17,744                13,957                  14,658
11/03             17,900                14,074                  14,787
12/03             18,722                14,751                  15,563
 1/04             19,199                14,959                  15,848
 2/04             19,585                15,136                  16,068
 3/04             19,471                14,899                  15,826
 4/04             19,199                14,667                  15,578
 5/04             19,289                14,816                  15,791
 6/04             19,765                15,081                  16,098
 7/04             18,949                14,547                  15,566
 8/04             18,835                14,557                  15,629
 9/04             19,267                14,724                  15,798
10/04             19,313                14,923                  16,039
11/04             20,130                15,489                  16,688
12/04             20,541                15,973                  17,256
 1/05             20,428                15,612                  16,835
 2/05             20,724                15,904                  17,190
 3/05             20,336                15,612                  16,885
 4/05             19,767                15,265                  16,565
 5/05             20,291                15,759                  17,092
 6/05             20,199                15,813                  17,116
 7/05             20,997                16,375                  17,753
 8/05             20,724                16,225                  17,591
 9/05             20,946                16,413                  17,733



 INCEPTION TO SEPTEMBER 30, 2005

                                    [CHART]

         Loomis Sayles Tax-       Lipper Large-Cap
         Managed Equity Fund    Core Funds Index(b)(c)  S&P 500 Index(b)(c)
         -------------------    ---------------------   -------------------
10/95        $10,000                $10,000                $10,000
10/95          9,800                  9,954                  9,964
11/95         10,040                 10,342                 10,402
12/95         10,042                 10,499                 10,602
 1/96         10,032                 10,808                 10,963
 2/96         10,213                 10,939                 11,065
 3/96         10,213                 11,039                 11,171
 4/96         10,443                 11,199                 11,336
 5/96         10,604                 11,423                 11,628
 6/96         10,534                 11,439                 11,672
 7/96          9,953                 10,972                 11,157
 8/96         10,283                 11,221                 11,392
 9/96         10,824                 11,803                 12,033
10/96         11,085                 12,038                 12,365
11/96         11,886                 12,818                 13,300
12/96         11,609                 12,582                 13,036
 1/97         12,337                 13,270                 13,851
 2/97         12,236                 13,254                 13,959
 3/97         11,883                 12,686                 13,386
 4/97         12,409                 13,389                 14,185
 5/97         12,925                 14,201                 15,048
 6/97         13,137                 14,817                 15,723
 7/97         14,150                 15,988                 16,974
 8/97         13,513                 15,174                 16,023
 9/97         13,989                 15,955                 16,900
10/97         13,534                 15,463                 16,336
11/97         13,595                 15,968                 17,092
12/97         13,432                 16,259                 17,386
 1/98         13,651                 16,419                 17,578
 2/98         14,658                 17,583                 18,846
 3/98         15,393                 18,452                 19,811
 4/98         15,699                 18,639                 20,010
 5/98         15,250                 18,321                 19,666
 6/98         15,721                 19,191                 20,465
 7/98         15,842                 19,036                 20,247
 8/98         13,531                 16,187                 17,320
 9/98         14,890                 16,992                 18,429
10/98         15,513                 18,266                 19,928
11/98         16,258                 19,353                 21,136
12/98         18,029                 20,638                 22,354
 1/99         18,625                 21,359                 23,289
 2/99         18,000                 20,700                 22,565
 3/99         19,018                 21,532                 23,468
 4/99         19,572                 22,109                 24,377
 5/99         19,280                 21,523                 23,801
 6/99         20,547                 22,724                 25,122
 7/99         20,444                 22,057                 24,338
 8/99         20,197                 21,832                 24,217
 9/99         19,599                 21,240                 23,553
10/99         19,862                 22,542                 25,044
11/99         19,993                 23,095                 25,553
12/99         21,374                 24,631                 27,058
 1/00         20,735                 23,635                 25,698
 2/00         21,836                 23,627                 25,212
 3/00         23,972                 25,682                 27,678
 4/00         23,972                 24,843                 26,846
 5/00         24,302                 24,210                 26,295
 6/00         23,950                 25,096                 26,943
 7/00         23,488                 24,705                 26,522
 8/00         25,336                 26,410                 28,169
 9/00         24,566                 25,003                 26,682
10/00         24,544                 24,714                 26,569
11/00         23,928                 22,540                 24,475
12/00         25,093                 22,816                 24,594
 1/01         24,044                 23,462                 25,467
 2/01         23,479                 21,279                 23,145
 3/01         22,726                 19,972                 21,679
 4/01         23,532                 21,490                 23,363
 5/01         23,721                 21,611                 23,520
 6/01         22,831                 21,037                 22,947
 7/01         22,589                 20,732                 22,721
 8/01         21,674                 19,512                 21,299
 9/01         20,651                 18,031                 19,579
10/01         21,000                 18,455                 19,952
11/01         21,754                 19,665                 21,483
12/01         22,161                 19,888                 21,671
 1/02         21,968                 19,574                 21,355
 2/02         21,887                 19,246                 20,943
 3/02         22,929                 19,901                 21,731
 4/02         22,546                 18,860                 20,413
 5/02         22,435                 18,723                 20,263
 6/02         21,230                 17,430                 18,820
 7/02         19,806                 16,135                 17,353
 8/02         19,725                 16,267                 17,466
 9/02         18,575                 14,688                 15,568
10/02         19,260                 15,829                 16,938
11/02         19,836                 16,535                 17,935
12/02         19,295                 15,665                 16,882
 1/03         18,689                 15,253                 16,439
 2/03         18,578                 15,051                 16,193
 3/03         18,634                 15,178                 16,350
 4/03         19,817                 16,296                 17,697
 5/03         20,781                 17,086                 18,629
 6/03         20,808                 17,255                 18,867
 7/03         21,165                 17,527                 19,199
 8/03         21,578                 17,866                 19,574
 9/03         21,082                 17,635                 19,366
10/03         22,018                 18,498                 20,462
11/03         22,212                 18,653                 20,642
12/03         23,231                 19,550                 21,724
 1/04         23,824                 19,826                 22,123
 2/04         24,302                 20,060                 22,430
 3/04         24,161                 19,746                 22,092
 4/04         23,823                 19,439                 21,745
 5/04         23,935                 19,637                 22,044
 6/04         24,526                 19,988                 22,472
 7/04         23,513                 19,281                 21,728
 8/04         23,372                 19,293                 21,816
 9/04         23,908                 19,514                 22,053
10/04         23,965                 19,778                 22,390
11/04         24,979                 20,529                 23,295
12/04         25,488                 21,171                 24,088
 1/05         25,348                 20,692                 23,501
 2/05         25,716                 21,078                 23,996
 3/05         25,235                 20,692                 23,571
 4/05         24,528                 20,231                 23,124
 5/05         25,178                 20,886                 23,859
 6/05         25,065                 20,958                 23,893
 7/05         26,055                 21,703                 24,782
 8/05         25,716                 21,504                 24,556
 9/05         25,991                 21,753                 24,755

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee waivers and reimbursements, without which, performance and rankings would be lower. Except as indicated in the table above, returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 13 for a description of the indexes and disclosure related to after-tax returns.

WHAT YOU SHOULD KNOW
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES VALUE FUND

[PHOTO]


                                 ARTHUR BARRY
                            Manager since July 2005

[PHOTO]

James Carroll
Manager since November 2002

/s/ Warren Koontz
                            Manager since June 2000

 FUND FACTS
 SYMBOL | LSGIX
 OBJECTIVE | Long-term growth of capital and income
 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies
 FUND INCEPTION DATE | 5/13/91
 EXPENSE RATIO | 0.85%
 TOTAL NET ASSETS | $37.3 million

PORTFOLIO REVIEW
Our stock selection efforts led to superior performance for the Fund compared to its benchmark, the Russell 1000 Value Index, for the fiscal year ended September 30, 2005. We continued to employ a disciplined, bottom-up stock selection process designed to identify stocks trading at significant discounts to their intrinsic value. We believe this strategy may result in attractive long-term investment returns because, over time, stock prices are likely to gravitate toward the value of the underlying business.

The Fund's energy sector was a significant contributor to performance. Energy stocks outperformed for most of the period, primarily due to rising commodity prices and robust earnings. Investors anticipate higher energy prices for the long term, and this sentiment drove stronger earnings forecasts for producers and refiners. Meanwhile, oil and gas producers increasingly have advanced their investment plans, leading to strong pricing power and earnings leverage for oil-service companies. Hurricanes Katrina and Rita provided additional near-term uncertainty to natural gas and refined product supplies. Halliburton, in particular, benefited from these fundamentals and from the catch-up revaluation following the conclusion of its asbestos-related woes and perceived political connections.

Our stock picks in the technology sector also were positive influences on performance. In particular, Apple Computer's stock price rose significantly on rapidly growing earnings, primarily due to accelerating iPod sales and to strong sales of its Macintosh line of computers. In addition, the company's operating margin increased dramatically. Strong contributions from Motorola, Hewlett-Packard and Sungard Data Systems rounded out the technology sector's performance. We sold both Apple Computer and Sungard Data Systems at a profit.

The Fund's financials sector also contributed positively to performance. Throughout the fiscal year we favored non-bank financial stocks, owning sizeable positions in securities brokerage firms such as Lehman Brothers Holdings and Merrill Lynch, among others. Although bank stocks have stumbled on interest rate concerns, brokerage firms have generated outstanding results and upward earnings revisions due to the still-low environment for interest rates, rebounding equity issuance, and merger-and-acquisition activity. These factors have translated into strong stock performance for the Fund at a time when the broader financial sector has struggled.

Telecommunications was the only Fund sector that did not contribute positively to performance, lagging the Standard & Poor's 500 telecom sector for the 12-month period. Stock selection was the primary cause of the Fund's weakness in this sector.

OUTLOOK
Due to the fallout from hurricanes Katrina and Rita, we believe the economy may weaken slightly in the fourth calendar quarter of 2005, particularly in the areas of consumer sentiment and employment. As a result, GDP growth may slow somewhat. Although oil prices already have returned to their pre-hurricane levels, we expect the price of oil to remain a concern and to merit close scrutiny for the next several months. We believe the Federal Reserve Board may end its cycle of rate hikes earlier and at lower levels than previously expected. The market's resilience in the wake of two major hurricanes and a potential slowdown in economic growth has been surprising. While the markets will continue to analyze interest rate hikes, energy prices and inflation, eventually the market will follow the underlying earnings growth of Corporate America. Fortunately, the earnings growth continues to be solid which leads us to be positively inclined for the stock market.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                  SINCE
                      1 YEAR  5 YEARS 10 YEARS INCEPTION(a)
                      -------------------------------------

                      LOOMIS SAYLES VALUE: INSTITUTIONAL
                      19.19%    5.96%   9.07%     10.48%
                      -------------------------------------

                      LIPPER LARGE-CAP VALUE FUNDS INDEX(b)
                      13.50     1.96    9.15      10.59
                      -------------------------------------

                      RUSSELL 1000 VALUE INDEX(b)(d)
                      16.69     5.76   11.52      12.62
                      -------------------------------------

                      S&P 500 INDEX(b)
                      12.25    -1.49    9.49      10.79
                      -------------------------------------


CUMULATIVE PERFORMANCE


 INCEPTION TO SEPTEMBER 30, 2005(c)

                                   [CHART]

                           Lipper Large-Cap      Russell 1000
           Loomis Sayles      Value Funds            Value          S&P 500
            Value Fund        Index(a)(b)       Index(a)(b)(d)     Index(a)(b)
           -------------   -----------------    --------------   ---------------
 5/91       $  250,000      $  250,000          $  250,000        $  250,000
 5/91          263,750         260,446             259,303           260,785
 6/91          248,743         247,339             248,376           248,838
 7/91          257,001         258,858             258,755           260,436
 8/91          263,246         265,201             263,428           262,978
 9/91          256,244         263,184             261,453           262,144
10/91          257,243         268,159             265,798           265,669
11/91          240,496         256,911             252,150           254,964
12/91          267,889         284,716             273,280           284,123
 1/92          276,542         282,621             273,741           278,829
 2/92          282,377         287,719             280,455           282,440
 3/92          275,769         281,277             276,374           276,947
 4/92          282,112         286,450             288,310           285,078
 5/92          282,620         288,668             289,714           286,476
 6/92          276,515         282,325             287,937           282,214
 7/92          287,686         293,299             298,425           293,743
 8/92          279,286         287,289             289,253           287,731
 9/92          281,325         290,677             293,246           291,112
10/92          283,857         292,636             293,510           292,118
11/92          299,611         304,674             303,142           302,065
12/92          305,603         309,352             310,405           305,772
 1/93          312,479         312,900             319,401           308,328
 2/93          315,385         315,955             330,547           312,530
 3/93          321,220         325,136             340,311           319,125
 4/93          312,739         319,076             335,944           311,411
 5/93          319,620         327,700             342,702           319,741
 6/93          319,364         329,180             350,294           320,678
 7/93          316,969         328,208             354,156           319,388
 8/93          329,679         341,482             366,948           331,507
 9/93          327,833         342,711             367,562           328,964
10/93          334,980         348,613             367,255           335,769
11/93          330,223         343,067             359,619           332,569
12/93          341,880         350,389             366,487           336,590
 1/94          355,008         361,813             380,266           348,033
 2/94          351,458         353,113             367,299           338,586
 3/94          336,943         338,450             353,607           323,825
 4/94          343,783         342,660             360,387           327,978
 5/94          347,599         347,605             364,556           333,360
 6/94          336,928         339,230             355,823           325,189
 7/94          348,686         349,126             366,904           335,867
 8/94          364,028         363,280             377,457           349,637
 9/94          351,433         353,816             364,951           341,087
10/94          350,871         359,615             370,041           348,750
11/94          334,450         347,102             355,121           336,049
12/94          338,831         351,034             359,246           341,034
 1/95          346,015         357,357             370,305           349,878
 2/95          364,976         370,646             384,961           363,513
 3/95          374,758         379,335             393,431           374,240
 4/95          388,811         390,363             405,872           385,260
 5/95          405,452         404,834             422,920           400,658
 6/95          408,331         413,616             428,649           409,964
 7/95          424,133         426,690             443,572           423,560
 8/95          426,423         429,282             449,840           424,625
 9/95          439,898         444,703             466,108           442,545
10/95          428,989         441,145             461,480           440,963
11/95          448,508         460,256             484,852           460,320
12/95          458,196         467,728             497,039           469,187
 1/96          471,713         482,113             512,525           485,156
 2/96          475,816         487,530             516,401           489,655
 3/96          480,860         492,803             525,181           494,368
 4/96          480,860         499,503             527,199           501,656
 5/96          489,996         508,756             533,791           514,594
 6/96          490,927         509,051             534,228           516,557
 7/96          473,009         489,082             514,039           493,735
 8/96          484,313         501,793             528,740           504,150
 9/96          508,432         526,381             549,757           532,526
10/96          522,312         537,498             571,013           547,214
11/96          558,770         576,000             612,420           588,576
12/96          555,194         566,255             604,606           576,914
 1/97          584,397         594,832             633,916           612,957
 2/97          588,312         599,601             643,229           617,761
 3/97          568,369         576,688             620,102           592,378
 4/97          588,318         602,345             646,154           627,742
 5/97          623,912         637,054             682,250           665,961
 6/97          654,546         663,641             711,518           695,797
 7/97          711,687         713,656             765,048           751,160
 8/97          689,198         683,123             737,791           709,079
 9/97          724,347         718,085             782,384           747,913
10/97          697,546         696,421             760,522           722,934
11/97          718,194         719,260             794,148           756,401
12/97          717,404         727,491             817,330           769,391
 1/98          719,054         728,533             805,765           777,901
 2/98          766,655         776,460             860,010           834,007
 3/98          789,808         810,968             912,612           876,716
 4/98          796,285         819,212             918,715           885,536
 5/98          782,429         805,276             905,093           870,316
 6/98          781,177         820,337             916,692           905,667
 7/98          746,181         806,111             900,514           896,023
 8/98          641,268         696,099             766,502           766,478
 9/98          685,194         729,554             810,497           815,580
10/98          743,367         787,979             873,278           881,920
11/98          769,014         828,198             913,964           935,371
12/98          792,930         860,189             945,071           989,272
 1/99          791,106         874,489             952,618         1,030,640
 2/99          767,769         854,461             939,172           998,609
 3/99          795,715         880,403             958,608         1,038,562
 4/99          852,927         932,283           1,048,142         1,078,780
 5/99          847,895         916,368           1,036,621         1,053,306
 6/99          869,432         956,763           1,066,718         1,111,763
 7/99          837,350         929,600           1,035,488         1,077,048
 8/99          802,097         912,659             997,057         1,071,719
 9/99          757,260         878,903             962,214         1,042,339
10/99          785,657         921,229           1,017,596         1,108,299
11/99          780,707         924,442           1,009,638         1,130,829
12/99          782,425         952,911           1,014,512         1,197,430
 1/00          748,703         912,630             981,416         1,137,268
 2/00     688,507         874,249             908,501         1,115,741
 3/00     758,046         954,304           1,019,350         1,224,892
 4/00     754,938         943,680           1,007,488         1,188,040
 5/00     767,923         944,384           1,018,110         1,163,665
 6/00     749,800         933,958             971,579         1,192,353
 7/00     746,651         929,738             983,746         1,173,717
 8/00     796,975         983,551           1,038,484         1,246,616
 9/00     784,542         968,022           1,047,993         1,180,803
10/00     814,120         975,755           1,073,736         1,175,811
11/00     796,453         933,933           1,033,880         1,083,111
12/00     839,939         971,538           1,085,678         1,088,412
 1/01     850,943         979,621           1,089,853         1,127,028
 2/01     827,882         932,405           1,059,547         1,024,263
 3/01     796,919         896,167           1,022,106           959,376
 4/01     835,251         946,942           1,072,232         1,033,930
 5/01     848,866         962,182           1,096,318         1,040,857
 6/01     834,180         936,035           1,072,003         1,015,524
 7/01     827,340         929,657           1,069,724         1,005,527
 8/01     796,398         886,115           1,026,875           942,579
 9/01     729,261         816,964             954,603           866,463
10/01     734,512         822,288             946,387           882,986
11/01     775,204         875,034           1,001,406           950,716
12/01     792,491         888,223           1,024,992           959,045
 1/02     785,438         871,835           1,017,095           945,049
 2/02     781,668         867,010           1,018,728           926,824
 3/02     808,166         905,288           1,066,924           961,681
 4/02     788,205         866,699           1,030,333           903,376
 5/02     793,643         867,866           1,035,498           896,721
 6/02     735,787         807,346             976,043           832,848
 7/02     674,128         737,605             885,311           767,941
 8/02     682,217         742,570             891,996           772,965
 9/02     603,830         656,741             792,816           688,960
10/02     647,065         704,932             851,553           749,600
11/02     687,053         749,126             905,198           793,721
12/02     660,189         713,451             865,881           747,091
 1/03     644,939         696,464             844,919           727,520
 2/03     619,851         679,041             822,394           716,604
 3/03     616,566         678,604             823,759           723,562
 4/03     666,693         735,895             896,270           783,162
 5/03     715,694         781,191             954,124           824,425
 6/03     728,219         790,129             966,055           834,942
 7/03     732,006         801,134             980,439           849,663
 8/03     746,719         814,674             995,717           866,233
 9/03     736,340         805,523             986,002           857,034
10/03     772,862         849,965           1,046,344           905,517
11/03     788,088         860,420           1,060,539           913,484
12/03     833,324         913,198           1,125,909           961,391
 1/04     844,324         927,032           1,145,709           979,037
 2/04     863,068         946,582           1,170,263           992,645
 3/04     860,306         935,257           1,160,020           977,670
 4/04     844,304         918,021           1,131,669           962,322
 5/04     857,560         924,729           1,143,211           975,528
 6/04     874,111         945,085           1,170,222           994,497
 7/04     861,436         922,336           1,153,740           961,582
 8/04     864,710         929,020           1,170,147           965,472
 9/04     879,401         939,998           1,188,285           975,928
10/04     888,811         950,011           1,208,038           990,838
11/04     936,184         991,259           1,269,115         1,030,929
12/04     959,682       1,022,738           1,311,614         1,066,010
 1/05     949,030       1,002,905           1,288,331         1,040,026
 2/05     977,596       1,031,047           1,331,029         1,061,913
 3/05     965,865       1,014,289           1,312,765         1,043,108
 4/05     948,479         994,211           1,289,253         1,023,325
 5/05     971,432       1,017,462           1,320,289         1,055,886
 6/05     988,821       1,027,780           1,334,744         1,057,385
 7/05   1,033,021       1,061,273           1,373,362         1,096,707
 8/05   1,032,505       1,056,680           1,367,389         1,086,701
 9/05   1,048,160       1,066,871           1,386,587         1,095,502


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 13 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000. (d) The Russell 1000 Value Index replaces the S&P 500 Index as the Fund's comparative index because Loomis Sayles believes it is more representative of the types of stocks in which the Fund can invest.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES WORLDWIDE FUND

[PHOTO]

Daniel Fuss
Manager Since May 1996
                                  DANIEL FUSS
                            Manager Since May 1996

[PHOTO]

Mark B. Baribeau
Manager Since October 2004


                               MARK B. BARIBEAU
                          Manager Since October 2004


[PHOTO]

David Rolley
Manager Since September 2000
                                 DAVID ROLLEY
                         Manager Since September 2000

/s/ Warren Koontz
                                 WARREN KOONTZ
                          Manager Since October 2004

 FUND FACTS
 SYMBOL | LSWWX
 OBJECTIVE | High total investment return through a combination of capital appreciation and current income
 STRATEGY | Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging securities markets
 FUND INCEPTION DATE | 5/1/96
 EXPENSE RATIO | 1.00%
 TOTAL NET ASSETS | $47.7 million

PORTFOLIO REVIEW
Favorable stock selection in the equity portfolio and currency gains in the bond portfolio helped the Fund significantly outperform its benchmark, the Standard & Poor's 500 Index, for the fiscal year ended September 30, 2005. Financials, information technology and energy were the best-performing equity sectors for the year. Energy stocks generated strong returns, primarily due to rising commodity prices and robust earnings results. The market has anticipated higher energy prices for the long term, and this has led to more robust earnings forecasts for producers and refiners. Meanwhile, oil and gas producers have increasingly advanced their investment plans, leading to strong pricing power and earnings leverage for oil-service firms. Hurricanes Katrina and Rita provided additional near-term uncertainty to natural gas and refined product supplies.

In the finance sector, bank stocks stumbled on interest rate hikes, but relatively low interest rates, and rebounding equity issuance and merger-and-acquisition activity generated outstanding results and upward earnings revisions for select brokerage companies. These results translated into strong performance for the Fund's stock portfolio at a time when the broader financial sector generally has struggled. The information technology sector also performed well, driven by strong contributions from holdings in Apple Computer and Google.

Our currency strategy has been to take advantage of a weaker US dollar, which benefited performance until the end of calendar 2004, but generally reduced returns in the first three quarters of 2005. Important exceptions to this general pattern included the currencies of Canada, Mexico, Brazil and Colombia, which were among the strongest currencies in the world versus the US dollar during calendar 2005 to date. Throughout the period, more than half the holdings in the global bond portfolio were denominated in non-US-dollar currencies.

Within the global bond portfolio, most currency positions were positive, led by double-digit gains in local Latin American currencies. Broadly speaking, emerging market debt was the portfolio's most-profitable segment. The portfolio's Asian positions were the most disappointing, as our expectations for a more aggressive revaluation of the Chinese yuan and other Asian currencies fell short. The notable losers included the Fund's securities denominated in the Japanese yen, Korean won, and Thai baht.

Within local markets, we maintained a defensive duration strategy, which was modestly negative overall for the year. Long-duration issues typically outperformed, but we were somewhat underweighted in them because of our bearish view on global bond yields. We also maintained a defensive quality strategy, which worked against us during the fiscal year because lower-quality, higher-yielding bonds were in greater demand during the period.

OUTLOOK
The US economic outlook has slowed somewhat in the wake of hurricanes Katrina and Rita. Higher oil and gas prices may drive inflation higher and consumer spending lower. In Asia, we expect a modest slowdown in Chinese growth in reaction to policy tightening and oil price effects. By contrast, we believe Japanese GDP growth may improve, possibly outpacing the positive euro-zone growth in 2006. The net result for the world economy may be a weaker outlook for real growth in 2006, accompanied by higher headline inflation as the world absorbs the 2003-2005 doubling in oil prices.

We expect a modest increase in benchmark bond yields in the US and Japan. The US Federal Reserve Board's rhetoric remains relentless, and we anticipate further rate hikes. The result may be additional increases in Treasury yields, despite a slower pace of US GDP growth. In Japan, positive economic sentiment has pushed yields higher, and we believe this should continue into 2006.

Foreign exchange markets have concluded that the currency loser from higher oil prices is the yen, and the winner is the Canadian dollar. If US growth is perceived as slowing in 2006, we might see a reversal of these trends.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2005

                                                          SINCE
                          1 YEAR        5 YEARS        INCEPTION(a)
                          -----------------------------------------------

                          LOOMIS SAYLES WORLDWIDE FUND
                          19.11%          7.33%           11.07%
                          -----------------------------------------------

                          LIPPER GLOBAL FLEXIBLE PORTFOLIO FUNDS INDEX(b)
                          15.58           3.64             7.37
                          -----------------------------------------------

                          S&P 500 INDEX(b)
                          12.25          -1.49             8.65
                          -----------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2005(c)

                                    [CHART]

          Loomis Sayles       Lipper Global Flexible
          Worldwide Fund    Portfolio Funds Index(a)(b)   S&P 500 Index(a)(b)
          --------------    ---------------------------   -------------------
 5/96       $250,000             $250,000                    $250,000
 5/96        250,750              251,586                     256,447
 6/96        242,325              252,629                     257,426
 7/96        248,262              246,466                     246,053
 8/96        256,181              250,102                     251,243
 9/96        261,126              257,121                     265,384
10/96        273,764              260,291                     272,704
11/96        270,643              271,371                     293,316
12/96        270,643              271,756                     287,504
 1/97        271,157              276,787                     305,466
 2/97        270,642              278,385                     307,860
 3/97        273,186              273,834                     295,211
 4/97        281,081              276,512                     312,835
 5/97        284,398              288,138                     331,881
 6/97        299,613              296,211                     346,750
 7/97        292,423              308,392                     374,340
 8/97        303,973              299,543                     353,369
 9/97        286,495              312,306                     372,722
10/97        286,753              301,232                     360,274
11/97        280,129              302,170                     376,952
12/97        288,645              304,762                     383,426
 1/98        306,252              305,506                     387,666
 2/98        309,100              319,280                     415,627
 3/98        305,113              329,994                     436,911
 4/98        292,054              332,904                     441,306
 5/98        279,846              330,053                     433,721
 6/98        279,846              329,795                     451,338
 7/98        250,014              326,570                     446,532
 8/98        249,739              290,436                     381,974
 9/98        267,646              295,085                     406,443
10/98        283,544              310,493                     439,504
11/98        288,478              324,396                     466,142
12/98        292,516              332,163                     493,003
 1/99        286,929              336,107                     513,619
 2/99        295,939              327,933                     497,656
 3/99        308,368              338,611                     517,566
 4/99        309,910              356,802                     537,609
 5/99        317,038              351,118                     524,914
 6/99        322,935              364,134                     554,046
 7/99        321,708              363,883                     536,746
 8/99        319,231              362,603                     534,090
 9/99        331,649              360,621                     519,449
10/99        383,585              367,933                     552,320
11/99        463,064              380,851                     563,548
12/99        447,273              406,460                     596,738
 1/00        511,054              398,155                     566,757
 2/00        503,337              420,307                     556,028
 3/00        480,486              418,265                     610,424
 4/00        468,378              404,266                     592,059
 5/00        483,506              397,916                     579,912
 6/00        467,744              412,180                     594,208
 7/00        480,841              407,090                     584,921
 8/00        467,762              420,974                     621,250
 9/00        445,590              408,554                     588,452
10/00        423,088              400,636                     585,964
11/00        442,465              385,157                     539,767
12/00        446,226              400,748                     542,409
 1/01        434,981              405,929                     561,653
 2/01        414,842              385,458                     510,441
 3/01        421,852              366,444                     478,104
 4/01        428,433              385,129                     515,258
 5/01        425,134              382,183                     518,710
 6/01        420,458              376,598                     506,085
 7/01        418,103              371,266                     501,103
 8/01        398,871              362,098                     469,733
 9/01        406,848              338,224                     431,801
10/01        413,398              346,217                     440,035
11/01        414,928              358,725                     473,789
12/01        408,787              359,167                     477,939
 1/02        409,809              356,843                     470,965
 2/02        417,513              353,916                     461,882
 3/02        419,559              363,747                     479,253
 4/02        426,733              358,846                     450,197
 5/02        417,004              363,067                     446,880
 6/02        397,530              349,394                     415,049
 7/02        402,141              328,712                     382,703
 8/02        385,734              330,347                     385,207
 9/02        395,454              310,026                     343,343
10/02        411,866              323,079                     373,562
11/02        413,801              336,044                     395,550
12/02        417,526              327,497                     372,312
 1/03        421,784              322,306                     362,559
 2/03        422,839              318,934                     357,119
 3/03        444,023              318,595                     360,586
 4/03        467,334              337,122                     390,288
 5/03        471,026              355,162                     410,851
 6/03        465,186              359,456                     416,092
 7/03        474,722              362,263                     423,429
 8/03        493,806              369,911                     431,687
 9/03        512,373              375,567                     427,102
10/03        517,138              389,936                     451,263
11/03        542,788              396,191                     455,234
12/03        551,038              409,462                     479,108
 1/04        557,651              418,719                     487,902
 2/04        563,116              424,606                     494,684
 3/04        542,280              426,515                     487,221
 4/04        540,654              414,215                     479,572
 5/04        552,169              416,130                     486,154
 6/04        540,077              421,928                     495,607
 7/04        547,746              411,174                     479,204
 8/04        559,249              412,788                     481,142
 9/04        574,628              422,703                     486,353
10/04        602,095              430,456                     493,783
11/04        619,496              450,385                     513,762
12/04        611,071              463,206                     531,245
 1/05        627,386              454,984                     518,296
 2/05        610,510              465,661                     529,203
 3/05        600,925              456,995                     519,832
 4/05        620,034              452,210                     509,973
 5/05        630,699              460,876                     526,200
 6/05        654,917              465,901                     526,947
 7/05        658,847              477,010                     546,543
 8/05        672,165              479,751                     541,556
 9/05        672,165              488,573                     545,943



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 13 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000.

WHAT YOU SHOULD KNOW
Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than U.S. standards.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Lipper Global Flexible Portfolio Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global flexible portfolio funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is an index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Russell 1000 Value Index is an index comprised of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2005 is available on (i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2005 through September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                       Beginning                 Ending                Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     4/1/05                   9/30/05              4/1/05 - 9/30/05
-------------------                                  -------------            -------------           ----------------
Actual                                                 $1,000.00                $1,128.30                  $5.34
Hypothetical (5% return before expenses)               $1,000.00                $1,020.05                  $5.06

Retail Class
------------
Actual                                                 $1,000.00                $1,126.40                  $6.66
Hypothetical (5% return before expenses)               $1,000.00                $1,018.80                  $6.33
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                       Beginning                 Ending                Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     4/1/05                   9/30/05              4/1/05 - 9/30/05
-------------------                                  -------------            -------------           ----------------
Actual                                                 $1,000.00                $1,128.30                  $5.34
Hypothetical (5% return before expenses)               $1,000.00                $1,020.05                  $5.06

Retail Class
------------
Actual                                                 $1,000.00                $1,126.80                  $6.66
Hypothetical (5% return before expenses)               $1,000.00                $1,018.80                  $6.33
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                                      Beginning                Ending               Expenses Paid
                                                    Account Value           Account Value           During Period*
Institutional Class                                    4/1/05                  9/30/05             4/1/05 - 9/30/05
-------------------                                 -------------           -------------          ----------------
Actual                                                $1,000.00               $1,079.90                 $4.69
Hypothetical (5% return before expenses)              $1,000.00               $1,020.56                 $4.56

Retail Class
------------
Actual                                                $1,000.00               $1,078.40                 $5.99
Hypothetical (5% return before expenses)              $1,000.00               $1,019.30                 $5.82

Admin Class
-----------
Actual                                                $1,000.00               $1,077.20                 $7.29
Hypothetical (5% return before expenses)              $1,000.00               $1,018.05                 $7.08
*Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.15% and 1.40% for the Institutional, Retail and Admin
 Classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/05                  9/30/05              4/1/05 - 9/30/05
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,030.20                  $3.31
Hypothetical (5% return before expenses)              $1,000.00               $1,021.81                  $3.29
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/05                  9/30/05              4/1/05 - 9/30/05
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,085.20                  $4.44
Hypothetical (5% return before expenses)              $1,000.00               $1,020.81                  $4.31
*Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES WORLDWIDE FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/05                  9/30/05              4/1/05 - 9/30/05
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,091.20                  $5.24
Hypothetical (5% return before expenses)              $1,000.00               $1,020.05                  $5.06
*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools,
(iii) arrangements in respect of the distribution of the Funds' shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser and its affiliates.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in May, 2005. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees also considered the services provided by the Adviser's affiliates to the Funds, including the monitoring and board reporting services provided. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis. After reviewing the information with respect to each Fund, the Board concluded that the Fund's performance supported the renewal of the Agreement relating to that Fund. The Trustees also considered the Adviser's performance and reputation generally, these Funds' performance as a fund family generally, and the historical responsiveness of the Adviser and its affiliates to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fee or other means, such as expense waivers. The Trustees noted that the Funds did not benefit from breakpoints. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Funds.
.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering transfer agency and administrative services.
.. so-called "fallout benefits" to the Adviser and its affiliates, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also considered the fact that Loomis Sayles' parent company benefits from the retention of affiliated service providers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2006.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                              SHARES  VALUE (a)
---------------------------------------------------------------

COMMON STOCKS - 99.1% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 3.9%
Armor Holdings, Inc.(c)(d)                    12,375 $  532,249
Precision Castparts Corp.                     28,550  1,516,005
                                                     ----------
                                                      2,048,254
                                                     ----------
BIOTECHNOLOGY - 4.5%
Celgene Corp.(c)(d)                           10,700    581,224
Human Genome Sciences, Inc.(c)                28,100    381,879
Idenix Pharmaceuticals, Inc.(c)(d)            22,000    552,200
Protein Design Labs, Inc.(c)(d)               18,750    525,000
Vertex Pharmaceuticals, Inc.(c)               12,325    275,464
                                                     ----------
                                                      2,315,767
                                                     ----------
CAPITAL MARKETS - 1.9%
Affiliated Managers Group, Inc.(c)(d)         13,800    999,396
                                                     ----------
CHEMICALS - 2.4%
Lyondell Chemical Co.                         43,025  1,231,376
                                                     ----------
COMMERCIAL SERVICES & SUPPLIES - 2.4%
Corporate Executive Board Co.                 16,175  1,261,327
                                                     ----------
COMPUTERS & PERIPHERALS - 1.4%
Apple Computer, Inc.(c)                       13,975    749,200
                                                     ----------
DIVERSIFIED FINANCIAL SERVICES - 4.6%
Chicago Mercantile Exchange Holdings, Inc.     3,100  1,045,630
Moody's Corp.                                 26,550  1,356,174
                                                     ----------
                                                      2,401,804
                                                     ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Broadcom Corp., Class A(c)                    30,475  1,429,582
                                                     ----------
ENERGY EQUIPMENT & SERVICES - 6.6%
Grant Prideco, Inc.(c)                        38,275  1,555,878
Todco, Class A                                20,625    860,269
Weatherford International Ltd.(c)             15,050  1,033,333
                                                     ----------
                                                      3,449,480
                                                     ----------
FOOD & DRUG RETAILING - 2.5%
Whole Foods Market, Inc.                       9,625  1,294,081
                                                     ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 3.0%
Intuitive Surgical, Inc.(c)(d)                 6,925    507,533
St. Jude Medical, Inc.(c)                     22,125  1,035,450
                                                     ----------
                                                      1,542,983
                                                     ----------
HEALTHCARE PROVIDERS & SERVICES - 12.7%
Covance, Inc.(c)                              19,850    952,602
Coventry Health Care, Inc.(c)                 15,450  1,329,009
Express Scripts, Inc.(c)                      19,575  1,217,565
Health Net, Inc.(c)                           22,950  1,085,994
Humana, Inc.(c)                               26,000  1,244,880
Pharmaceutical Product Development, Inc.(c)   13,075    751,943
                                                     ----------
                                                      6,581,993
                                                     ----------
HOTELS, RESTAURANTS & LEISURE - 5.0%
Penn National Gaming, Inc.(c)                 27,475    854,747
Starwood Hotels & Resorts Worldwide, Inc.     12,850    734,635
Station Casinos, Inc.                         15,125  1,003,695
                                                     ----------
                                                      2,593,077
                                                     ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                                   SHARES   VALUE (a)
-------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

INTERNET & CATALOG RETAIL - 1.3%
Coldwater Creek, Inc.(c)(d)                                        26,750 $   674,635
                                                                          -----------
INTERNET SOFTWARE & SERVICES - 1.5%
Google, Inc., Class A(c)                                            2,500     791,150
                                                                          -----------
IT SERVICES - 2.0%
Cognizant Technology Solutions Corp.(c)                            22,075   1,028,474
                                                                          -----------
MEDIA - 4.0%
Getty Images, Inc.(c)                                              14,700   1,264,788
XM Satellite Radio Holdings, Inc., Class A(c)(d)                   22,125     794,509
                                                                          -----------
                                                                            2,059,297
                                                                          -----------
OIL, GAS & CONSUMABLE FUELS - 5.0%
Range Resources Corp.                                              20,600     795,366
Southwestern Energy Co.(c)                                         24,900   1,827,660
                                                                          -----------
                                                                            2,623,026
                                                                          -----------
OIL & GAS EXPLORATION - 4.0%
EOG Resources, Inc.                                                13,875   1,039,237
Ultra Petroleum Corp.(c)(d)                                        18,175   1,033,794
                                                                          -----------
                                                                            2,073,031
                                                                          -----------
REAL ESTATE - 2.6%
CB Richard Ellis Group, Inc., Class A(c)                           27,050   1,330,860
                                                                          -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.8%
Cypress Semiconductor Corp.(c)(d)                                  46,975     706,974
Marvell Technology Group Ltd.(c)                                   24,800   1,143,528
Microsemi Corp.(c)(d)                                              36,400     929,656
Varian Semiconductor Equipment Associates, Inc.(c)(d)              18,200     771,134
                                                                          -----------
                                                                            3,551,292
                                                                          -----------
SOFTWARE - 8.8%
Activision, Inc.(c)                                                44,925     918,716
Autodesk, Inc.                                                     32,225   1,496,529
Cognos, Inc.(c)                                                    18,950     737,723
NAVTEQ(c)                                                          16,925     845,404
Salesforce.com, Inc.(c)(d)                                         25,300     584,936
                                                                          -----------
                                                                            4,583,308
                                                                          -----------
TEXTILES APPAREL & LUXURY GOODS - 1.5%
Carter's, Inc.(c)(d)                                               13,650     775,320
                                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES - 7.9%
Alamosa Holdings, Inc.(c)                                          59,800   1,023,178
American Tower Corp., Class A(c)                                   21,000     523,950
Nextel Partners, Inc., Class A(c)                                  39,675     995,843
NII Holdings Inc., Class B(c)                                      18,225   1,539,101
                                                                          -----------
                                                                            4,082,072
                                                                          -----------

TOTAL COMMON STOCKS
 (Identified Cost $43,342,069)                                             51,470,785
                                                                          -----------

                                                         PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 19.1%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/30/05 at 1.750% to be
repurchased at $406,059 on 10/03/05 collateralized by
$420,000 U.S. Treasury Note, 4.000% due 9/30/07 with
a value of $418,950 (Note 2g)                                  $  406,000     406,000
                                                                          -----------

                                                                                                 SHARES
----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - CONTINUED

State Street Navigator Securities Lending Prime Portfolio(e)                                  9,540,403


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $9,946,403)


TOTAL INVESTMENTS - 118.2%
 (Identified Cost $53,288,472)(b)
 Other assets less liabilities--(18.2)%


TOTAL NET ASSETS  - 100%


(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $53,296,896 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value

   Net unrealized appreciation

                                                                                VALUE (a)
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - CONTINUED

State Street Navigator Securities Lending Prime Portfolio(e)                 $ 9,540,403
                                                                             -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $9,946,403)                                                  9,946,403
                                                                             -----------

TOTAL INVESTMENTS - 118.2%
 (Identified Cost $53,288,472)(b)                                             61,417,188
 Other assets less liabilities--(18.2)%                                       (9,455,870)
                                                                             -----------

TOTAL NET ASSETS  - 100%                                                     $51,961,318
                                                                             -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $53,296,896 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost   $ 8,507,177
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value      (386,885)
                                                                             -----------
   Net unrealized appreciation                                                                                     $ 8,120,292
                                                                             -----------

(c)Non-income producing security.
(d)All or a portion of securities on loan to brokers at September 30, 2005.
(e)Represents investment of securities lending collateral.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Healthcare Providers & Services          12.7% Oil & Gas Exploration              4.0%
Software                                  8.8  Aerospace & Defense                3.9
Wireless Telecommunication Services       7.9  Healthcare Equipment & Supplies    3.0
Semiconductors & Semiconductor Equipment  6.8  Electronic Equipment & Instruments 2.8
Energy Equipment & Services               6.6  Real Estate                        2.6
Hotels Restaurants & Leisure              5.0  Food & Drug Retailing              2.5
Oil, Gas & Consumable Fuels               5.0  Chemicals                          2.4
Diversified Financial Services            4.6  Commercial Services & Supplies     2.4
Biotechnology                             4.5  IT Services                        2.0
Media                                     4.0  Other, less than 2% each           7.6

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES SMALL CAP GROWTH FUND



                                            SHARES  VALUE (a)
-------------------------------------------------------------

COMMON STOCKS - 98.3% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.5%
Aviall, Inc.(c)                              6,825 $  230,549
Essex Corp.(c)(d)                           11,775    255,164
                                                   ----------
                                                      485,713
                                                   ----------
BIOTECHNOLOGY - 4.5%
Encysive Pharmaceuticals, Inc.(c)(d)         9,975    117,506
Human Genome Sciences, Inc.(c)              10,575    143,714
Idenix Pharmaceuticals, Inc.(c)(d)           5,875    147,462
Keryx Biopharmaceuticals, Inc.(c)            7,375    116,230
Nuvelo, Inc.(c)(d)                          10,950    105,120
Senomyx, Inc.(c)(d)                          4,675     79,615
Vertex Pharmaceuticals, Inc.(c)(d)           7,500    167,625
                                                   ----------
                                                      877,272
                                                   ----------
CAPITAL MARKETS - 2.1%
Affiliated Managers Group, Inc.(c)(d)        2,750    199,155
GFI Group, Inc.(c)(d)                        4,925    202,762
                                                   ----------
                                                      401,917
                                                   ----------
CHEMICALS - 1.1%
Scotts Miracle-Gro Co., Class A              2,425    213,230
                                                   ----------
COMMERCIAL BANKS - 0.9%
Hanmi Financial Corp.(d)                    10,025    179,949
                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 9.6%
Advisory Board Co.(c)                        4,625    240,685
Corporate Executive Board Co.                2,875    224,192
CRA International, Inc.(c)(d)                4,950    206,366
Hudson Highland Group, Inc.(c)              10,575    264,058
LECG Corp.(c)                               11,825    271,975
Mobile Mini, Inc.(c)(d)                      4,950    214,582
On Assignment, Inc.(c)                      11,800    100,890
PeopleSupport, Inc.(c)(d)                   18,725    146,991
Resources Connection, Inc.(c)                6,725    199,262
                                                   ----------
                                                    1,869,001
                                                   ----------
COMMUNICATIONS EQUIPMENT - 0.7%
Redback Networks, Inc.(c)(d)                13,575    134,664
                                                   ----------
DIVERSIFIED CONSUMER SERVICES - 4.0%
Bright Horizons Family Solutions, Inc.(c)    5,875    225,600
Laureate Education, Inc.(c)                  5,625    275,456
Universal Technical Institute, Inc.(c)(d)    7,500    267,075
                                                   ----------
                                                      768,131
                                                   ----------
ENERGY EQUIPMENT & SERVICES - 6.3%
Allis-Chalmers Energy, Inc.(c)(d)           14,100    166,944
Cal Dive International, Inc.(c)              2,875    182,304
Oil States International, Inc.(c)            5,700    206,967
Pioneer Drilling Co.(c)(d)                  11,575    225,944
Unit Corp.(c)                                4,625    255,670
Universal Compression Holdings, Inc.(c)      4,525    179,959
                                                   ----------
                                                    1,217,788
                                                   ----------

                                                  SHARES  VALUE (a)
-------------------------------------------------------------------
COMMON STOCKS - CONTINUED

HEALTHCARE EQUIPMENT & SUPPLIES - 8.8%
American Medical Systems Holdings, Inc.(c)         9,575 $  192,936
ArthroCare Corp.(c)(d)                             6,275    252,380
Aspect Medical Systems, Inc.(c)(d)                 4,725    140,002
ev3, Inc.(c)(d)                                    8,600    161,250
Foxhollow Technologies, Inc.(c)(d)                 2,100     99,981
Meridian Bioscience, Inc.                         10,625    219,937
NuVasive, Inc.(c)(d)                               9,150    171,471
OraSure Technologies, Inc.(c)(d)                  15,300    144,279
Palomar Medical Technologies, Inc.(c)(d)           4,850    127,216
Symmetry Medical, Inc.(c)                          8,250    195,525
                                                         ----------
                                                          1,704,977
                                                         ----------
HEALTHCARE PROVIDERS & SERVICES - 9.5%
Chemed Corp.                                       4,850    210,199
Computer Programs and Systems, Inc.(d)             3,625    125,208
HealthExtras, Inc.(c)                             11,225    239,990
Horizon Health Corp.(c)                            7,275    197,662
LCA-Vision, Inc.                                   4,650    172,608
Matria Healthcare, Inc.(c)                         4,862    183,540
Psychiatric Solutions, Inc.(c)(d)                  3,025    164,046
SFBC International, Inc.(c)                        3,425    152,036
Symbion, Inc.(c)(d)                                7,375    190,791
United Surgical Partners International, Inc.(c)    5,287    206,775
                                                         ----------
                                                          1,842,855
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 1.1%
Pinnacle Entertainment, Inc.(c)(d)                11,450    209,879
                                                         ----------
HOUSEHOLD PRODUCTS - 1.2%
Central Garden & Pet Co.(c)                        5,175    234,169
                                                         ----------
INSURANCE - 1.8%
ProAssurance Corp.(c)                              4,525    211,182
Universal American Financial Corp.(c)              5,950    135,303
                                                         ----------
                                                            346,485
                                                         ----------
INTERNET & CATALOG RETAIL - 3.1%
Blue Nile, Inc.(c)(d)                              5,825    184,303
Coldwater Creek, Inc.(c)(d)                        6,475    163,300
GSI Commerce, Inc.(c)(d)                          12,325    245,267
                                                         ----------
                                                            592,870
                                                         ----------
INTERNET SOFTWARE & SERVICES - 2.0%
j2 Global Communications, Inc.(c)(d)               4,525    182,901
Online Resources Corp.(c)                         18,400    194,672
                                                         ----------
                                                            377,573
                                                         ----------
IT SERVICES - 3.3%
Anteon International Corp.(c)                      3,200    136,832
CACI International, Inc., Class A(c)               2,300    139,380
Gevity HR, Inc.(d)                                 8,500    231,540
SRA International, Inc., Class A(c)                3,975    141,033
                                                         ----------
                                                            648,785
                                                         ----------
MACHINERY - 4.0%
American Science & Engineering, Inc.(c)(d)         2,250    147,578
Bucyrus International, Inc., Class A(d)            4,525    222,313
Freightcar America, Inc.                           3,775    153,944
Joy Global, Inc.                                   4,837    244,075
                                                         ----------
                                                            767,910
                                                         ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                    SHARES  VALUE (a)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED

MEDIA - 0.5%
Morningstar, Inc.(c)(d)                              3,050 $   97,600
                                                           ----------
OIL, GAS & CONSUMABLE FUELS - 2.0%
Energy Partners Ltd.(c)(d)                           5,725    178,735
Range Resources Corp.                                5,625    217,181
                                                           ----------
                                                              395,916
                                                           ----------
PHARMACEUTICALS - 0.9%
Kos Pharmaceuticals, Inc.(c)                         2,575    172,345
                                                           ----------
REAL ESTATE - 2.8%
CB Richard Ellis Group, Inc., Class A(c)             7,275    357,930
Jones Lang LaSalle, Inc.                             3,975    183,088
                                                           ----------
                                                              541,018
                                                           ----------
RETAILERS - 0.9%
Phillips-Van Heusen Corp.                            5,700    176,814
                                                           ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.5%
ADE Corp.(c)(d)                                      6,475    145,558
ATMI, Inc.(c)                                        9,150    283,650
FormFactor, Inc.(c)                                  6,725    153,464
Mattson Technology, Inc.(c)                         20,350    152,829
Microsemi Corp.(c)                                  12,125    309,672
Netlogic Microsystems, Inc.(c)(d)                    6,425    138,716
PortalPlayer, Inc.(c)                                4,725    129,607
Power Integrations, Inc.(c)(d)                       7,350    159,862
Tessera Technologies, Inc.(c)                        7,300    218,343
Volterra Semiconductor Corp.(c)(d)                  12,200    149,694
                                                           ----------
                                                            1,841,395
                                                           ----------
SOFTWARE - 6.6%
Bottomline Technologies, Inc.(c)                    17,850    269,356
Epicor Software Corp.(c)(d)                         10,800    140,400
Open Solutions, Inc.(c)(d)                           8,225    179,470
Quest Software, Inc.(c)                             13,575    204,575
SS&C Technologies, Inc.                              7,500    274,800
Ultimate Software Group, Inc.(c)(d)                 11,450    210,909
                                                           ----------
                                                            1,279,510
                                                           ----------
SPECIALTY RETAIL - 2.7%
Children's Place Retail Stores, Inc., (The)(c)(d)    4,950    176,418
Guess?, Inc.(c)(d)                                   8,250    176,798
Guitar Center, Inc.(c)                               3,200    176,672
                                                           ----------
                                                              529,888
                                                           ----------
TEXTILES APPAREL & LUXURY GOODS - 1.0%
Carter's, Inc.(c)                                    3,425    194,540
                                                           ----------
THRIFTS & MORTGAGE FINANCE - 1.9%
FirstFed Financial Corp.(c)(d)                       4,000    215,240
PFF Bancorp, Inc.                                    5,075    153,570
                                                           ----------
                                                              368,810
                                                           ----------
TRADING COMPANIES & DISTRIBUTORS - 0.9%
NuCo2, Inc.(c)(d)                                    6,600    169,950
                                                           ----------

                                                                                                    SHARES
------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

WIRELESS TELECOMMUNICATION SERVICES - 2.1%
Alamosa Holdings, Inc.(c)                                                                           11,350
SBA Communications Corp.(c)(d)                                                                      13,550




TOTAL COMMON STOCKS
 (Identified Cost $15,827,547)


                                                                                          PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 27.8%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/30/05 at 1.750% to be
repurchased at $548,080 on 10/03/05 collateralized by
$575,000 U.S. Treasury Note, 3.375% due 9/15/09 with
a value of $559,188 (Note 2g)                                                                   $  548,000


                                                                                                    SHARES
------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(e)                                     4,844,544


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $5,392,544)


TOTAL INVESTMENTS - 126.1%
 (Identified Cost $21,220,091)(b)
 Other assets less liabilities--(26.1)%


TOTAL NET ASSETS - 100%
                                                                         -

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $21,224,555 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value

   Net unrealized appreciation
                                                                         -
(c)Non-income producing security.
(d)All or a portion of this security was on loan to brokers at September 30, 2005.
(e)Represents investment of securities lending collateral.

                                                                            VALUE (a)
-------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

WIRELESS TELECOMMUNICATION SERVICES - 2.1%
Alamosa Holdings, Inc.(c)                                                $   194,199
SBA Communications Corp.(c)(d)                                               209,347
                                                                         -----------
                                                                             403,546
                                                                         -----------

TOTAL COMMON STOCKS
 (Identified Cost $15,827,547)                                            19,044,500
                                                                         -----------


-------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 27.8%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/30/05 at 1.750% to be
repurchased at $548,080 on 10/03/05 collateralized by
$575,000 U.S. Treasury Note, 3.375% due 9/15/09 with
a value of $559,188 (Note 2g)                                                548,000
                                                                         -----------


-------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(e)                                4,844,544
                                                                         -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $5,392,544)                                              5,392,544
                                                                         -----------

TOTAL INVESTMENTS - 126.1%
 (Identified Cost $21,220,091)(b)                                         24,437,044
 Other assets less liabilities--(26.1)%                                   (5,060,126)
                                                                         -----------

TOTAL NET ASSETS - 100%                                                  $19,376,918
                                                                         -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $21,224,555 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost     $ 3,422,995
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value        (210,506)
                                                                         -----------
   Net unrealized appreciation                                                                                       $ 3,212,489
                                                                         -----------
(c)Non-income producing security.
(d)All or a portion of this security was on loan to brokers at September 30, 2005.
(e)Represents investment of securities lending collateral.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Commercial Services & Supplies             9.6% Internet & Catalog Retail            3.1%
Healthcare Providers & Services            9.5  Real Estate                          2.8
Semiconductors & Semiconductor Equipment   9.5  Specialty Retail                     2.7
Healthcare Equipment & Supplies            8.8  Aerospace & Defense                  2.5
Software                                   6.6  Wireless Telecommunication Services  2.1
Energy Equipment & Services                6.3  Capital Markets                      2.1
Biotechnology                              4.5  Oil, Gas & Consumable Fuels          2.0
Diversified Consumer Services              4.0  Internet Software & Services         2.0
Machinery                                  4.0  Other, less than 2% each            12.9
IT Services                                3.3

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES SMALL CAP VALUE FUND

                                             SHARES   VALUE (a)
---------------------------------------------------------------

COMMON STOCKS - 96.5% OF TOTAL NET ASSETS

AUTO COMPONENTS - 0.5%
Cooper Tire & Rubber Co.(e)                 249,200 $ 3,805,284
                                                    -----------
BUILDING PRODUCTS - 1.1%
Lennox International, Inc.(e)               285,125   7,815,276
                                                    -----------
CAPITAL MARKETS - 0.8%
National Financial Partners Corp.           130,275   5,880,614
                                                    -----------
CHEMICALS - 3.2%
Cabot Corp.                                 109,725   3,622,022
Cytec Industries, Inc.                      153,750   6,669,675
FMC Corp.(c)                                 53,600   3,066,992
Scotts Miracle-Gro Co., Class A              58,075   5,106,535
Spartech Corp.(e)                           205,675   4,018,889
                                                    -----------
                                                     22,484,113
                                                    -----------
COMMERCIAL BANKS - 9.1%
Alabama National Bancorp(e)                  61,075   3,905,136
Centerstate Banks of Florida, Inc.           87,575   3,021,338
Community Bancorp(c)                         70,875   2,338,166
CVB Financial Corp.(e)                      212,990   3,961,614
East West Bancorp, Inc.                     163,300   5,558,732
First Midwest Bancorp, Inc.(e)              134,550   5,010,642
IBERIABANK Corp.(e)                          82,019   4,359,310
Independent Bank Corp.(e)                   201,875   5,862,453
Midwest Banc Holdings, Inc.(e)              109,775   2,537,998
Pennsylvania Commerce Bancorp, Inc.(c)(e)    93,050   3,320,024
PrivateBankcorp, Inc.(e)                    155,025   5,314,257
Signature Bank(c)(e)                        181,375   4,895,311
South Financial Group, Inc.(e)              141,175   3,789,137
Texas Regional Bancshares, Inc., Class A    150,175   4,323,538
Wintrust Financial Corp.                    123,925   6,228,470
                                                    -----------
                                                     64,426,126
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 5.0%
Adesa, Inc.                                 187,225   4,137,672
Hudson Highland Group, Inc.(c)(e)           288,050   7,192,608
Imagistics International, Inc.(c)            67,325   2,817,551
McGrath Rentcorp.(e)                        208,675   5,911,763
Mine Safety Appliances Co.(e)                85,075   3,292,403
Navigant Consulting, Inc.(c)                330,450   6,331,422
Waste Connections, Inc.(c)                  154,475   5,418,983
                                                    -----------
                                                     35,102,402
                                                    -----------
COMMUNICATIONS EQUIPMENT - 2.0%
ADTRAN, Inc.                                166,700   5,251,050
Anaren, Inc.(c)(e)                          191,500   2,700,150
Avocent Corp.(c)                             83,625   2,645,895
SafeNet, Inc.(c)(e)                          99,775   3,622,830
                                                    -----------
                                                     14,219,925
                                                    -----------
COMPUTERS & PERIPHERALS - 1.7%
Avid Technology, Inc.(c)                     86,150   3,566,610
Imation Corp.                               119,450   5,120,822
McDATA Corp., Class A(c)(e)                 654,075   3,427,353
                                                    -----------
                                                     12,114,785
                                                    -----------

                                                 SHARES   VALUE (a)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

CONSTRUCTION & ENGINEERING - 1.8%
Insituform Technologies, Inc., Class A(c)(e)    297,050 $ 5,135,995
Washington Group International, Inc.(c)(e)      141,325   7,616,004
                                                        -----------
                                                         12,751,999
                                                        -----------
CONSTRUCTION MATERIALS - 1.9%
Chaparral Steel Co.(c)(e)                       143,725   3,624,744
Eagle Materials, Inc.(e)                         36,400   4,417,868
Texas Industries, Inc.                           96,825   5,267,280
                                                        -----------
                                                         13,309,892
                                                        -----------
CONSUMER FINANCE - 0.6%
Advanta Corp., Class B(e)                       143,155   4,041,266
                                                        -----------
DIVERSIFIED CONSUMER SERVICES - 0.7%
Regis Corp.                                      67,925   2,568,923
Vertrue, Inc.(c)(e)                              72,125   2,621,744
                                                        -----------
                                                          5,190,667
                                                        -----------
DIVERSIFIED FINANCIAL SERVICES - 0.9%
iShares Russell 2000 Value Index Fund(e)        100,700   6,639,151
                                                        -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
Commonwealth Telephone Enterprises, Inc.(e)      68,100   2,567,370
Iowa Telecommunications Services, Inc.(e)       226,875   3,816,038
                                                        -----------
                                                          6,383,408
                                                        -----------
ELECTRIC UTILITIES - 0.6%
ALLETE, Inc.(e)                                  50,658   2,320,643
Otter Tail Corp.(e)                              57,725   1,786,011
                                                        -----------
                                                          4,106,654
                                                        -----------
ELECTRICAL EQUIPMENT - 1.6%
AMETEK, Inc.                                    169,525   7,284,489
General Cable Corp.(c)(e)                       240,650   4,042,920
                                                        -----------
                                                         11,327,409
                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
Anixter International, Inc.(c)(e)               122,500   4,940,425
Excel Technology, Inc.(c)(e)                    139,725   3,589,535
                                                        -----------
                                                          8,529,960
                                                        -----------
ENERGY EQUIPMENT & SERVICES - 3.6%
Cal Dive International, Inc.(c)(e)              127,325   8,073,679
Carbo Ceramics, Inc.                             77,175   5,092,778
Core Laboratories N.V.(c)                        66,900   2,158,194
FMC Technologies, Inc.(c)(e)                    186,375   7,848,251
Hydril Co.(c)                                    34,925   2,397,252
                                                        -----------
                                                         25,570,154
                                                        -----------
FOOD & STAPLES RETAILING - 1.0%
Casey's General Stores, Inc.                    185,725   4,308,820
Smart & Final, Inc.(c)(e)                       226,925   2,936,410
                                                        -----------
                                                          7,245,230
                                                        -----------
FOOD PRODUCTS - 1.3%
J & J Snack Foods Corp.                          60,041   3,470,370
Ralcorp Holdings, Inc.(e)                       131,275   5,503,048
                                                        -----------
                                                          8,973,418
                                                        -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                          SHARES   VALUE (a)
------------------------------------------------------------

COMMON STOCKS - CONTINUED

GAS UTILITIES - 2.7%
AGL Resources, Inc.                      166,350 $ 6,173,248
Energen Corp.                             86,875   3,758,213
ONEOK, Inc.                              145,000   4,932,900
Southern Union Co.                       160,054   4,124,592
                                                 -----------
                                                  18,988,953
                                                 -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 2.3%
Arrow International, Inc.(e)             166,150   4,685,430
Intermagnetics General Corp.(c)(e)       187,225   5,231,067
Sybron Dental Specialties, Inc.(c)       148,875   6,190,222
                                                 -----------
                                                  16,106,719
                                                 -----------
HEALTHCARE PROVIDERS & SERVICES - 1.1%
Kindred Healthcare, Inc.(c)(e)            59,075   1,760,435
Lifepoint Hospitals, Inc.(c)(e)           91,700   4,010,041
RehabCare Group, Inc.(c)                  87,775   1,801,143
                                                 -----------
                                                   7,571,619
                                                 -----------
HOTELS, RESTAURANTS & LEISURE - 1.8%
Dover Downs Entertainment, Inc.          270,261   3,675,550
Fairmont Hotels & Resorts, Inc.          128,775   4,303,660
Steak n Shake Co.(c)(e)                  159,800   2,900,370
Sunterra Corp.(c)(e)                     167,950   2,205,184
                                                 -----------
                                                  13,084,764
                                                 -----------
HOUSEHOLD DURABLES - 0.8%
Levitt Corp., Class A(e)                  89,987   2,064,302
Tupperware Corp.(e)                      162,100   3,692,638
                                                 -----------
                                                   5,756,940
                                                 -----------
INSURANCE - 5.4%
AmerUs Group Co.(e)                       69,700   3,998,689
Delphi Financial Group, Inc.             132,425   6,197,490
Endurance Specialty Holdings Ltd.        177,800   6,064,758
KMG America Corp.(c)                     314,075   2,512,600
Navigators Group, Inc.(c)                 99,150   3,700,278
Ohio Casualty Corp.                      193,675   5,252,466
Protective Life Corp.                    111,925   4,609,071
RLI Corp.                                129,900   6,009,174
                                                 -----------
                                                  38,344,526
                                                 -----------
INTERNET & CATALOG RETAIL - 0.4%
FTD Group, Inc.(c)(e)                    287,000   2,970,450
                                                 -----------
INTERNET SOFTWARE & SERVICES - 1.3%
Aladdin Knowledge Systems(c)(e)          199,875   4,215,364
Digitas, Inc.(c)                         416,425   4,730,588
                                                 -----------
                                                   8,945,952
                                                 -----------
IT SERVICES - 2.2%
Perot Systems Corp., Class A(c)(e)       310,575   4,394,636
SI International, Inc.(c)(e)              72,950   2,259,262
Wright Express Corp.(c)(e)               410,900   8,871,331
                                                 -----------
                                                  15,525,229
                                                 -----------
MACHINERY - 7.2%
Actuant Corp., Class A(e)                156,125   7,306,650
Albany International Corp., Class A      113,725   4,193,041

                                              SHARES   VALUE (a)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

MACHINERY - CONTINUED
Barnes Group, Inc.(e)                        148,125 $ 5,311,762
CLARCOR, Inc.                                111,425   3,200,126
Commercial Vehicle Group, Inc.(c)(e)         185,475   3,883,846
ESCO Technologies, Inc.(c)(e)                 54,350   2,721,305
Greenbrier Cos., Inc.(e)                     110,850   3,684,654
Harsco Corp.                                  96,875   6,352,094
IDEX Corp.                                   173,575   7,385,616
Nordson Corp.                                 81,750   3,108,953
RBC Bearings, Inc.(c)                        230,775   3,680,861
                                                     -----------
                                                      50,828,908
                                                     -----------
MEDIA - 5.1%
ADVO, Inc.                                   111,987   3,504,073
Harte-Hanks, Inc.                            151,600   4,006,788
John Wiley & Sons, Inc., Class A              87,700   3,660,598
R.H. Donnelley Corp.(c)                      183,700  11,620,862
Saga Communications, Inc., Class A(c)(e)     151,800   2,018,940
Scholastic Corp.(c)                          136,100   5,030,256
Valassis Communications, Inc.(c)             153,300   5,975,634
                                                     -----------
                                                      35,817,151
                                                     -----------
METALS & MINING - 0.9%
Reliance Steel & Aluminum Co.(e)             114,675   6,069,748
                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER - 1.0%
NorthWestern Corp.(e)                        226,275   6,831,242
                                                     -----------
OIL, GAS & CONSUMABLE FUELS - 3.2%
ATP Oil & Gas Corp.(c)(e)                     53,475   1,756,119
Denbury Resources, Inc.(c)                   145,925   7,360,457
Energy Partners Ltd.(c)(e)                   222,650   6,951,133
Remington Oil & Gas Corp.(c)                  90,025   3,736,037
Western Gas Resources, Inc.(e)                49,025   2,511,551
                                                     -----------
                                                      22,315,297
                                                     -----------
PHARMACEUTICALS - 0.7%
Par Pharmaceutical Cos., Inc.(c)              81,175   2,160,878
Perrigo Co.(e)                               198,225   2,836,600
                                                     -----------
                                                       4,997,478
                                                     -----------
REAL ESTATE - 7.0%
American Home Mortgage Investment Corp.      179,625   5,442,638
BioMed Realty Trust, Inc.                    239,150   5,930,920
CBL & Associates Properties, Inc.            136,150   5,580,788
Corporate Office Properties Trust            203,750   7,121,062
Eagle Hospitality Properties Trust, Inc.     420,875   4,200,333
First Potomac Realty Trust(e)                240,375   6,177,637
Kite Realty Group Trust                      307,375   4,586,035
LaSalle Hotel Properties                     168,000   5,787,600
Newcastle Investment Corp.(e)                164,900   4,600,710
                                                     -----------
                                                      49,427,723
                                                     -----------
RETAILERS - 0.2%
Retail Ventures, Inc.(c)(e)                  104,550   1,147,959
                                                     -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                            SHARES    VALUE (a)
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ROAD & RAIL - 2.6%
Genesee & Wyoming, Inc., Class A(c)(e)                     181,550 $  5,755,135
Laidlaw International, Inc.                                281,075    6,793,583
Landstar System, Inc.(e)                                    75,950    3,040,278
Marten Transport Ltd.(c)(e)                                113,900    2,881,670
                                                                   ------------
                                                                     18,470,666
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
AMIS Holdings, Inc.(c)(e)                                  117,125    1,389,103
Diodes, Inc.(c)(e)                                         117,500    4,260,550
DSP Group, Inc.(c)(e)                                      195,400    5,013,964
Fairchild Semiconductor International, Inc., Class A(c)    241,175    3,583,860
Integrated Device Technology, Inc.(c)                      326,625    3,507,952
Keithley Instruments, Inc.(e)                              172,325    2,515,945
Orbotech, Ltd.(c)                                          150,100    3,755,502
Rofin-Sinar Technologies, Inc.(c)(e)                       103,425    3,929,116
                                                                   ------------
                                                                     27,955,992
                                                                   ------------
SOFTWARE - 1.6%
Hyperion Solutions Corp.(c)(e)                              91,475    4,450,259
Intervoice, Inc.(c)(e)                                     192,900    1,738,029
MRO Software, Inc.(c)(e)                                    87,625    1,475,605
Progress Software Corp.(c)(e)                              123,775    3,932,332
                                                                   ------------
                                                                     11,596,225
                                                                   ------------
SPECIALTY RETAIL - 1.8%
Charlotte Russe Holding, Inc.(c)(e)                        240,250    3,200,130
Cost Plus, Inc.(c)(e)                                      171,450    3,111,817
Hot Topic, Inc.(c)(e)                                      132,050    2,028,288
Men's Wearhouse, Inc.(c)                                    86,174    2,300,846
Party City Corp.(c)(e)                                     132,950    2,249,514
                                                                   ------------
                                                                     12,890,595
                                                                   ------------
THRIFTS & MORTGAGE FINANCE - 1.7%
BankAtlantic Bancorp, Inc., Class A(e)                     267,000    4,536,330
BankUnited Financial Corp.                                 132,700    3,034,849
Provident New York Bancorp(e)                              404,350    4,718,765
                                                                   ------------
                                                                     12,289,944
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS - 1.5%
BlueLinx Holdings, Inc.(e)                                     700        9,408
Hughes Supply, Inc.(e)                                     183,350    5,977,210
UAP Holding Corp.(e)                                       262,625    4,753,513
                                                                   ------------
                                                                     10,740,131
                                                                   ------------
WATER UTILITIES - 0.5%
American States Water Co.(e)                                96,050    3,213,833
                                                                   ------------

TOTAL COMMON STOCK
 (Identified Cost $530,719,082)                                     681,805,777
                                                                   ------------

                                                                                      PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 21.9%

COMMERCIAL PAPER - 4.6%
San Paolo United States Financial Co.,
2.450%, 10/03/2005(d)                                                                    $  32,098,000


                                                                                                SHARES
-----------------------------------------------------------------------------------------------------------------------

State Street Navigator Securities Lending Prime
Portfolio(f)                                                                               122,331,459


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $154,425,090)


TOTAL INVESTMENTS - 118.4%
 (Identified Cost $685,144,172)(b)
 Other assets less liabilities--(18.4)%


TOTAL NET ASSETS - 100%


(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $685,625,529 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value

   Net unrealized appreciation

                                                                        VALUE (a)
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 21.9%

COMMERCIAL PAPER - 4.6%
San Paolo United States Financial Co.,
2.450%, 10/03/2005(d)                                              $  32,093,631
                                                                   -------------


---------------------------------------------------------------------------------

State Street Navigator Securities Lending Prime
Portfolio(f)                                                         122,331,459
                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $154,425,090)                                      154,425,090
                                                                   -------------

TOTAL INVESTMENTS - 118.4%
 (Identified Cost $685,144,172)(b)                                   836,230,867
 Other assets less liabilities--(18.4)%                             (129,667,814)
                                                                   -------------

TOTAL NET ASSETS - 100%                                            $ 706,563,053
                                                                   -------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $685,625,529 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost   $ 158,960,135
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value      (8,354,797)
                                                                   -------------
   Net unrealized appreciation                                     $ 150,605,338
                                                                   -------------

(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)All or a portion of this security was on loan to brokers at September 30, 2005.
(f)Represents investment of securities lending collateral.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Commercial Banks                         9.1% Chemicals                        3.2%
Machinery                                7.2  Oil, Gas & Consumable Fuels      3.2
Real Estate                              7.0  Gas Utilities                    2.7
Insurance                                5.4  Road & Rail                      2.6
Media                                    5.1  Healthcare Equipment & Supplies  2.3
Commercial Services & Supplies           5.0  IT Services                      2.2
Semiconductors & Semiconductor Equipment 4.0  Communications Equipment         2.0
Energy Equipment & Services              3.6  Other, less than 2% each        31.9

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                SHARES VALUE (a)
----------------------------------------------------------------

COMMON STOCKS - 100.0% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.5%
United Technologies Corp.                        4,500  $233,280
                                                       ---------
AUTOMOBILES - 0.8%
Harley-Davidson, Inc.                            1,500    72,660
                                                       ---------
BEVERAGES - 3.2%
PepsiCo, Inc.                                    5,150   292,057
                                                       ---------
BIOTECHNOLOGY - 3.4%
Amgen, Inc.(c)                                   3,900   310,713
                                                       ---------
CAPITAL MARKETS - 8.1%
Bear Stearns Cos., Inc.                          2,300   252,425
Franklin Resources, Inc.                         2,300   193,108
Goldman Sachs Group, Inc.                        2,500   303,950
                                                       ---------
                                                         749,483
                                                       ---------
CHEMICALS - 4.1%
Ecolab, Inc.                                     5,500   175,615
Praxair, Inc.                                    4,150   198,909
                                                       ---------
                                                         374,524
                                                       ---------
COMMERCIAL BANKS - 4.0%
Wells Fargo & Co.                                3,925   229,887
Zions Bancorporation                             2,000   142,420
                                                       ---------
                                                         372,307
                                                       ---------
COMMERCIAL SERVICES & SUPPLIES - 2.2%
ARAMARK Corp., Class B                           7,500   200,325
                                                       ---------
COMMUNICATIONS EQUIPMENT - 6.2%
Cisco Systems, Inc.(c)                           9,825   176,162
Harris Corp.                                     5,800   242,440
QUALCOMM, Inc.                                   3,525   157,744
                                                       ---------
                                                         576,346
                                                       ---------
COMPUTERS & PERIPHERALS - 1.8%
Dell, Inc.(c)                                    5,000   171,000
                                                       ---------
CONTAINERS & PACKAGING - 1.4%
Ball Corp.                                       3,625   133,183
                                                       ---------
DIVERSIFIED FINANCIAL SERVICES - 2.2%
Citigroup, Inc.                                  4,400   200,288
                                                       ---------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.8%
SBC Communications, Inc.                        10,700   256,479
                                                       ---------
ENERGY EQUIPMENT & SERVICES - 1.8%
GlobalSantaFe Corp.                              3,675   167,654
                                                       ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 7.2%
Guidant Corp.                                    2,600   179,114
Kinetic Concepts, Inc.(c)                        2,550   144,840
Medtronic, Inc.                                  3,600   193,032
Zimmer Holdings, Inc.(c)                         2,100   144,669
                                                       ---------
                                                         661,655
                                                       ---------
HEALTHCARE PROVIDERS & SERVICES - 2.7%
Caremark Rx, Inc.(c)                             3,100   154,783
WellPoint, Inc.(c)                               1,250    94,775
                                                       ---------
                                                         249,558
                                                       ---------

                                                   SHARES  VALUE (a)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HOTELS, RESTAURANTS & LEISURE - 2.2%
Carnival Corp.                                      4,000 $  199,920
                                                          ----------
HOUSEHOLD DURABLES - 1.2%
Leggett & Platt, Inc.                               5,350    108,070
                                                          ----------
INDUSTRIAL CONGLOMERATES - 3.0%
General Electric Co.                                8,250    277,778
                                                          ----------
INSURANCE - 5.0%
AFLAC, Inc.                                         6,500    294,450
Allstate Corp.                                      3,000    165,870
                                                          ----------
                                                             460,320
                                                          ----------
IT SERVICES - 3.5%
Accenture Ltd., Class A(c)                          9,650    245,689
First Data Corp.                                    1,950     78,000
                                                          ----------
                                                             323,689
                                                          ----------
MACHINERY - 3.6%
Danaher Corp.                                       2,775    149,378
Dover Corp.                                         4,475    182,535
                                                          ----------
                                                             331,913
                                                          ----------
MEDIA - 3.9%
DIRECTV Group, Inc. (The)(c)                       11,500    172,270
Viacom, Inc., Class B                               5,625    185,681
                                                          ----------
                                                             357,951
                                                          ----------
MULTILINE RETAIL - 1.8%
Target Corp.                                        3,200    166,176
                                                          ----------
OIL, GAS & CONSUMABLE FUELS - 8.4%
ConocoPhillips                                      3,100    216,721
Devon Energy Corp.                                  4,325    296,868
Exxon Mobil Corp.                                   4,075    258,925
                                                          ----------
                                                             772,514
                                                          ----------
PERSONAL PRODUCTS - 2.3%
Alberto-Culver Co.                                  4,750    212,563
                                                          ----------
PHARMACEUTICALS - 3.2%
Abbott Laboratories                                 4,175    177,020
Perrigo Co.                                         8,300    118,773
                                                          ----------
                                                             295,793
                                                          ----------
ROAD & RAIL - 1.8%
Burlington Northern Santa Fe Corp.                  2,800    167,440
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
DSP Group, Inc.(c)                                  5,550    142,413
Intel Corp.                                         5,825    143,586
Maxim Integrated Products, Inc.                     3,325    141,811
                                                          ----------
                                                             427,810
                                                          ----------
SOFTWARE - 1.1%
Oracle Corp.(c)                                     8,500    105,315
                                                          ----------

TOTAL COMMON STOCKS
 (Identified Cost $8,105,297)                              9,228,764
                                                          ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                                                                                    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 100.0%
 (Identified Cost $8,105,297)(b)                                                                                  $9,228,764
 Other assets less liabilities--0.0%                                                                                   1,510
                                                                                                                  ----------

TOTAL NET ASSETS - 100%                                                                                           $9,230,274
                                                                                                                  ----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the unrealized appreciation on investments based on cost of $8,120,185 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $1,280,422
   Aggregate gross unrealized depreciation for all investments in which there is an excess tax cost over value      (171,843)
                                                                                                                  ----------
   Net unrealized appreciation                                                                                    $1,108,579
                                                                                                                  ----------

(c)Non-income producing security.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Oil, Gas & Consumable Fuels              8.4% Beverages                               3.2%
Capital Markets                          8.1  Pharmaceuticals                         3.2
Healthcare Equipment & Supplies          7.2  Industrial Conglomerates                3.0
Communications Equipment                 6.2  Diversified Telecommunication Services  2.8
Insurance                                5.0  Healthcare Providers & Services         2.7
Semiconductors & Semiconductor Equipment 4.6  Aerospace & Defense                     2.5
Chemicals                                4.1  Personal Products                       2.3
Commercial Banks                         4.0  Commercial Services & Supplies          2.2
Media                                    3.9  Diversified Financial Services          2.2
Machinery                                3.6  Hotels Restaurants & Leisure            2.2
IT Services                              3.5  Other, less than 2% each               11.7
Biotechnology                            3.4

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES VALUE FUND

                                                SHARES  VALUE (a)
-----------------------------------------------------------------

COMMON STOCKS - 96.2% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.3%
Honeywell International, Inc.                   17,050 $  639,375
Northrop Grumman Corp.                          12,250    665,787
United Technologies Corp.                       13,025    675,216
                                                       ----------
                                                        1,980,378
                                                       ----------
BEVERAGES - 1.3%
Molson Coors Brewing Co., Class B(e)             7,750    496,078
                                                       ----------
CAPITAL MARKETS - 5.8%
Lehman Brothers Holdings, Inc.                   7,600    885,248
Merrill Lynch & Co., Inc.                        9,750    598,162
Morgan Stanley                                  12,450    671,553
                                                       ----------
                                                        2,154,963
                                                       ----------
CHEMICALS - 1.8%
Praxair, Inc.                                   13,675    655,443
                                                       ----------
COMMERCIAL BANKS - 6.7%
Bank of America Corp.                           10,325    434,683
SunTrust Banks, Inc.                             4,625    321,206
U.S. Bancorp                                    26,050    731,484
Wachovia Corp.                                  12,504    595,065
Wells Fargo & Co.                                7,200    421,704
                                                       ----------
                                                        2,504,142
                                                       ----------
COMMERCIAL SERVICES & SUPPLIES - 0.8%
ARAMARK Corp., Class B                          11,650    311,172
                                                       ----------
COMMUNICATIONS EQUIPMENT - 3.5%
Avaya, Inc.(c)                                  42,225    434,918
Motorola, Inc.                                  39,325    868,689
                                                       ----------
                                                        1,303,607
                                                       ----------
COMPUTERS & PERIPHERALS - 1.7%
Hewlett-Packard Co.                             21,925    640,210
                                                       ----------
CONSUMER FINANCE - 1.7%
American Express Co.                            11,050    634,712
                                                       ----------
DIVERSIFIED FINANCIAL SERVICES - 7.0%
CIT Group, Inc.                                 16,475    744,340
Citigroup, Inc.                                 21,100    960,472
J.P. Morgan Chase & Co.                         26,775    908,476
                                                       ----------
                                                        2,613,288
                                                       ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.7%
BellSouth Corp.                                 28,725    755,467
CenturyTel, Inc.                                 8,325    291,209
SBC Communications, Inc.                        29,175    699,325
                                                       ----------
                                                        1,746,001
                                                       ----------
ELECTRIC UTILITIES - 2.5%
Exelon Corp.                                    17,200    919,168
                                                       ----------
ELECTRICAL EQUIPMENT - 1.4%
ABB Ltd. ADR(c)(e)                              69,000    507,840
                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                             SHARES  VALUE (a)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

ENERGY EQUIPMENT & SERVICES - 4.8%
GlobalSantaFe Corp.                          15,625 $  712,812
Halliburton Co.                              15,925  1,091,181
                                                    ----------
                                                     1,803,993
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.8%
Baxter International, Inc.                   16,650    663,835
                                                    ----------
HEALTHCARE PROVIDERS & SERVICES - 1.1%
Quest Diagnostics, Inc.                       8,400    424,536
                                                    ----------
HOTELS, RESTAURANTS & LEISURE - 2.0%
McDonald's Corp.                             22,450    751,850
                                                    ----------
INDEPENDENT POWER PRODUCER & ENERGY - 2.4%
Constellation Energy Group, Inc.              8,100    498,960
NRG Energy, Inc.(c)                           9,350    398,310
                                                    ----------
                                                       897,270
                                                    ----------
INDUSTRIAL CONGLOMERATES - 1.7%
Tyco International Ltd.                      22,875    637,069
                                                    ----------
INSURANCE - 5.9%
Allstate Corp.                               15,975    883,258
American International Group, Inc.           12,250    759,010
Prudential Financial, Inc.                    7,925    535,413
                                                    ----------
                                                     2,177,681
                                                    ----------
IT SERVICES - 2.3%
Accenture Ltd., Class A(c)                   19,125    486,922
First Data Corp.                              9,100    364,000
                                                    ----------
                                                       850,922
                                                    ----------
MEDIA - 6.2%
DIRECTV Group, Inc. (The)(c)                 35,775    535,910
McGraw-Hill Cos., Inc.                       10,875    522,435
News Corp., Class A                          37,250    580,727
Time Warner, Inc.                            36,225    656,035
                                                    ----------
                                                     2,295,107
                                                    ----------
MULTILINE RETAIL - 2.3%
Federated Department Stores, Inc.             7,325    489,823
J.C. Penney Co., Inc. (Holding Co.)           7,900    374,618
                                                    ----------
                                                       864,441
                                                    ----------
OIL, GAS & CONSUMABLE FUELS - 10.1%
BP Plc ADR                                    7,200    510,120
ChevronTexaco Corp.                           8,550    553,441
ConocoPhillips                                8,025    561,028
ExxonMobil Corp.                             23,150  1,470,951
Peabody Energy Corp.                          8,025    676,909
                                                    ----------
                                                     3,772,449
                                                    ----------
PHARMACEUTICALS - 2.6%
Abbott Laboratories                          11,700    496,080
Pfizer, Inc.                                 18,800    469,436
                                                    ----------
                                                       965,516
                                                    ----------

                                                                                              SHARES                 VALUE (a)
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

PROPERTY & CASUALTY INSURANCE - 0.9%
Berkshire Hathaway, Inc., Class B(c)                                                             119              $   324,989
                                                                                                                  -----------
REAL ESTATE - 1.1%
Simon Property Group, Inc.                                                                     5,650                  418,778
                                                                                                                  -----------
ROAD & RAIL - 2.0%
Burlington Northern Santa Fe Corp.                                                            12,500                  747,500
                                                                                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
Freescale Semiconductor, Inc., Class B(c)                                                     22,198                  523,429
                                                                                                                  -----------
SPECIALTY RETAIL - 1.1%
Office Depot, Inc.(c)                                                                         14,175                  420,998
                                                                                                                  -----------
TOBACCO - 2.3%
Altria Group, Inc.                                                                            11,400                  840,294
                                                                                                                  -----------

TOTAL COMMON STOCKS
 (Identified Cost $27,544,119)                                                                                     35,847,659
                                                                                                                  -----------

                                                                                    PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 5.6%
COMMERCIAL PAPER - 3.8%
San Paolo United States Financial Co.,
 2.450%, 10/03/2005(d)                                                                   $ 1,410,000                1,409,808
                                                                                                                  -----------

                                                                                              SHARES
------------------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime Portfolio(f)                                 654,246                  654,246
                                                                                                                  -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $2,064,054)                                                                                       2,064,054
                                                                                                                  -----------

TOTAL INVESTMENTS - 101.8%
 (Identified Cost $29,608,173)(b)                                                                                  37,911,713
 Other assets less liabilities--(1.8)%                                                                               (657,112)
                                                                                                                  -----------

TOTAL NET ASSETS - 100%                                                                                           $37,254,601
                                                                                                                  -----------
(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $29,629,665 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost  $ 8,613,153
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value     (331,105)
                                                                                                                  -----------
   Net unrealized appreciation                                                                                    $ 8,282,048
                                                                                                                  -----------

(c)Non-income producing security.
(d)Interest rate represents annualized yield at the time of purchase; not a coupon rate.
(e)All or a portion of this security was on loan to brokers at September 30, 2005.
(f)Represents investment of securities lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Oil, Gas & Consumable Fuels            10.1%
Diversified Financial Services          7.0
Commercial Banks                        6.7
Media                                   6.2
Insurance                               5.9
Capital Markets                         5.8
Aerospace & Defense                     5.3
Energy Equipment & Services             4.8
Diversified Telecommunication Services  4.7
Communications Equipment                3.5
Pharmaceuticals                         2.6
Electric Utilities                      2.5
Independent Power Producer & Energy     2.4
IT Services                             2.3
Multiline Retail                        2.3
Tobacco                                 2.3
Hotels, Restaurants & Leisure           2.0
Road & Rail                             2.0
Other, less than 2% each               17.8

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

LOOMIS SAYLES WORLDWIDE FUND



                                                    PRINCIPAL AMOUNT  VALUE (a)
-------------------------------------------------------------------------------

BONDS AND NOTES - 30.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 29.8%

ARGENTINA - 0.4%
Republic of Argentina, 2.000%, 9/30/2014        ARS          515,000 $  182,629
                                                                     ----------
AUSTRALIA - 0.1%
South Australia Government Finance Authority,
 Zero Coupon Bond, 12/21/2015                   AUD          120,000     51,613
                                                                     ----------
AUSTRIA - 0.2%
Osterreichsche Kontrollbank AG,
 1.800%, 3/22/2010                              JPY       10,000,000     92,527
                                                                     ----------
BRAZIL - 0.1%
Republic of Brazil, 8.750%, 2/04/2025           USD           50,000     52,825
                                                                     ----------
CANADA - 0.9%
Avenor, Inc., 10.850%, 11/30/2014               CAD           20,000     19,785
Calpine Canada Energy Finance,
 8.500%, 5/01/2008(f)                           USD          310,000    185,225
Canadian Government, 0.700%, 3/20/2006          JPY       10,000,000     88,336
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                        CAD           25,000     22,238
Molson Coors Capital Finance, 5.000%, 9/22/2015               50,000     42,672
Rogers Wireless, Inc., 7.625%, 12/15/2011                     25,000     22,850
Shaw Comunications, Inc., 7.500%, 11/20/2013                  70,000     65,562
                                                                     ----------
                                                                        446,668
                                                                     ----------
CAYMAN ISLAND - 0.4%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A     USD          113,436    115,138
Vale Overseas Ltd., 8.250%, 1/17/2034                         75,000     84,562
                                                                     ----------
                                                                        199,700
                                                                     ----------
CHILE - 0.1%
Empresa Nacional de Electricidad SA, Series B,
 8.500%, 4/01/2009(f)                                         50,000     55,012
                                                                     ----------
COLOMBIA - 0.1%
Republic of Columbia, 11.750%, 3/01/2010        COP      100,000,000     49,957
                                                                     ----------
DENMARK - 0.2%
Kingdom of Denmark, 4.000%, 8/15/2008           DKK          525,000     88,121
                                                                     ----------
FRANCE - 0.1%
Dexia Municipal Agency, 5.500%, 4/25/2006       EUR           25,000     30,592
                                                                     ----------
GERMANY - 2.6%
Eurohypo AG - Europaeische Hypothekenbank der
 Deutschen Bank, 4.000%, 2/01/2007                           150,000    184,175
Hypothekenbank in Essen AG, 5.250%, 1/22/2008                115,000    146,604
KFW 2.500%, 10/11/2010                                       260,000    308,669
Republic of Germany, 3.000%, 4/11/2008                       170,000    207,063
Republic of Germany, 3.250%, 4/17/2009                       305,000    374,964
                                                                     ----------
                                                                      1,221,475
                                                                     ----------
IRELAND - 0.2%
Elan Financial Plc, 7.750%, 11/15/2011          USD           50,000     44,000
Republic of Ireland, 4.600%, 4/18/2016          EUR           30,000     40,595
                                                                     ----------
                                                                         84,595
                                                                     ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                    PRINCIPAL AMOUNT VALUE (a)
------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ITALY - 1.6%
Republic of Italy, 0.375%, 10/10/2006           JPY       68,000,000  $600,699
Republic of Italy, 4.500%, 3/01/2007            EUR          135,000   167,175
                                                                     ---------
                                                                       767,874
                                                                     ---------
KOREA - 0.3%
Hanarotelecom, Inc., 7.000%, 2/01/2012(f), 144A USD          150,000   148,044
                                                                     ---------
MEXICO - 1.2%
American Movil SA de CV, 9.000%, 1/15/2016      MXN        1,000,000    93,092
Desarrolladora Homex SA,
 7.500%, 9/28/2015, 144A                        USD           70,000    70,000
Government of Mexico, 6.750%, 6/06/2006         JPY        7,000,000    64,315
Innova S de RL, 9.375%, 9/19/2013(f)            USD           25,000    28,375
Mexican Fixed Rate Bonds, 4.250%, 6/16/2015     EUR          100,000   121,062
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012    MXN        1,000,000    95,287
Mexican Fixed Rate Bonds, 9.500%, 12/18/2014               1,000,000    98,420
                                                                     ---------
                                                                       570,551
                                                                     ---------
NETHERLANDS - 0.7%
E. On International Finance, Series EMTN,
 5.750%, 5/29/2009                              EUR           10,000    13,225
GMAC International Finance BV,
 8.000%, 3/14/2007                              NZD           55,000    37,278
Kingdom of Netherlands, 5.000%, 7/15/2011       EUR          165,000   221,065
Olivetti Finance NV, 6.875%, 1/24/2013                        10,000    14,549
RWE Finance B.V., 6.125%, 10/26/2012                          25,000    35,563
                                                                     ---------
                                                                       321,680
                                                                     ---------
PERU - 0.6%
Republic of Peru, 5.000%, 3/07/2017(e)          USD          284,200   273,543
                                                                     ---------
SINGAPORE - 0.4%
Government of Singapore, 4.625%, 7/01/2010      SGD          280,000   180,479
Singapore Telecommunications Ltd.,
 6.000%, 11/21/2011                             EUR           10,000    13,862
                                                                     ---------
                                                                       194,341
                                                                     ---------
SOUTH AFRICA - 0.1%
Republic of South Africa, 5.250%, 5/16/2013                   50,000    66,619
                                                                     ---------
SUPRANATIONAL - 0.5%
European Investment Bank, Zero Coupon Bond,
 9/12/2008, 144A                                BRL          370,085   108,944
Inter-American Development Bank,
 Zero Coupon, 5/11/2009                                      400,000   105,587
Inter-American Development Bank,
 1.900%, 7/08/2009                              JPY        4,000,000    37,099
                                                                     ---------
                                                                       251,630
                                                                     ---------
SWEDEN - 0.7%
Government of Sweden, Series 1040,
 6.500%, 5/05/2008                              SEK        1,575,000   223,896
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                                           495,000    71,689
Stena AB,
 7.500%, 11/01/2013                             USD           25,000    24,312
                                                                     ---------
                                                                       319,897
                                                                     ---------

                                                    PRINCIPAL AMOUNT VALUE (a)
------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED KINGDOM - 1.3%
Barclays Financial LLC, 4.060%, 9/16/2010, 144A KRW      110,000,000  $103,151
Barclays Financial LLC, 4.100%, 3/22/2010, 144A THB        4,000,000    91,382
Barclays Financial LLC, 4.160%, 2/22/2010, 144A            4,000,000    91,704
Barclays Financial LLC, 4.460%, 9/23/2010, 144A KRW      110,000,000   104,928
NGG Finance Plc, 6.125%, 8/23/2011              EUR           10,000    13,901
United Kingdom Treasury, 5.000%, 3/07/2025      GBP           35,000    67,516
United Kingdom Treasury, 6.250%, 11/25/2010                   70,000   135,040
WPP Group Plc, 6.000%, 6/18/2008                EUR           10,000    12,991
                                                                     ---------
                                                                       620,613
                                                                     ---------
UNITED STATES - 16.7%
AES Corp., 7.750%, 3/01/2014(f)                 USD          100,000   106,000
Agco Corp., 6.875%, 4/15/2014                   EUR           20,000    25,269
AK Steel Corp., 7.750%, 6/15/2012(f)            USD          200,000   184,500
Albertsons, Inc., 6.625%, 6/01/2028                           45,000    35,931
Albertsons, Inc., 7.450%, 8/01/2029                          165,000   142,329
American Standard, Inc., 8.250%, 6/01/2009      GBP           10,000    19,490
Amkor Technology, Inc., 10.500%, 5/01/2009(f)   USD           50,000    42,500
Arrow Electronics, Inc., 6.875%, 7/01/2013                    75,000    80,601
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                        SGD          100,000    58,530
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                              USD           78,422    77,936
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(d)               42,865    36,181
Bausch & Lomb, Inc., 7.125%, 8/01/2028                        95,000   102,356
Borden, Inc., 7.875%, 2/15/2023(f)                           150,000   120,000
Chesapeake Energy Corp., 6.500%, 8/15/2017                     5,000     5,087
Chesapeake Energy Corp., 6.875%, 1/15/2016                   105,000   107,625
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                                           50,000    47,225
Columbia/HCA Healthcare Corp.,
 7.190%, 11/15/2015                                           50,000    51,670
Continental Airlines, Inc., Series 1998-1A,
 6.648%, 9/15/2017                                            41,062    39,690
Continental Airlines, Inc., Series 1999-1C,
 6.954%, 8/02/2009                                           261,164   228,855
Continental Airlines, Inc., Series 2000-2,
 7.487%, 4/02/2012                                            75,000    74,673
Corning Glass, 8.875%, 3/15/2016                              25,000    30,235
Cummins Engine Co., Inc., 7.125%, 3/01/2028                  160,000   162,400
Delphi Automotive Systems Corp.,
 7.125%, 5/01/2029(d)(f)                                      70,000    44,800
Dillard's, Inc., 6.625%, 1/15/2018(f)                         50,000    46,500
Dillard's, Inc., 7.000%, 12/01/2028(f)                        50,000    46,000
ESI Tractebel Acquisition Corp., Series B,
 7.990%, 12/30/2011(f)                                        21,000    22,025
Federal Home Loan Mortgage Corp.,
 5.125%, 1/15/2012                              EUR          200,000   270,065
Federal National Mortgage Association,
 2.125%, 10/09/2007                             JPY       30,000,000   274,016
Federal National Mortgage Association,
 2.290%, 2/19/2009                              SGD          200,000   117,184
Federal National Mortgage Association,
 2.375%, 2/15/2007                              USD           50,000    48,680

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                                     PRINCIPAL AMOUNT   VALUE (a)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
General Electric Capital Corp.,
 0.550%, 10/14/2008                              JPY       25,000,000 $   220,091
General Motors Acceptance Corp.,
 4.559%, 7/16/2007(f)                            USD           75,000      72,932
General Motors Acceptance Corp.,
 4.670%, 3/20/2007(e)(f)                                      350,000     342,655
Georgia-Pacific Group, 7.375%, 12/01/2025(f)                   50,000      52,000
Georgia-Pacific Group, 7.750%, 11/15/2029                      35,000      37,538
Hertz Corp., 6.350%, 6/15/2010                                 15,000      14,184
Hertz Corp., 6.900%, 8/15/2014                                  5,000       4,631
HSBC Bank USA, 3.310%, 8/25/2010, 144A                        100,000     101,280
IMC Global, Inc., 7.375%, 8/01/2018                           100,000     102,625
J.C. Penney Co., Inc., 7.125%, 11/15/2023                      25,000      27,500
KfW International Finance, Inc.,
 1.750%, 3/23/2010                               JPY        2,000,000      18,459
KfW International Finance, Inc.,
 2.050%, 9/21/2009                                         29,000,000     269,945
Lear Corp. 5.750%, 8/01/2014(f)                  USD          115,000      96,025
Lucent Technologies, Inc., 6.450%, 3/15/2029(f)               155,000     135,625
Morgan Stanley, 5.375%, 11/14/2013               GBP           20,000      36,109
Motorola, Inc., 8.000%, 11/01/2011(f)            USD           75,000      87,685
News America Holdings, Inc., 8.625%, 2/07/2014   AUD           50,000      40,642
NGC Corp. Capital Trust, 8.316%, 6/01/2027(f)    USD          250,000     224,375
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                                            115,000     124,487
Qwest Capital Funding, Inc., 6.500%, 11/15/2018                75,000      62,250
Qwest Corp., 6.875%, 9/15/2033(f)                              30,000      26,025
Toys R Us, 7.375%, 10/15/2018(f)                              350,000     280,000
U.S. Treasury Notes, 2.500%, 5/31/2006                         35,000      34,651
U.S. Treasury Notes, 2.625%, 5/15/2008                         50,000      48,082
U.S. Treasury Notes, 2.750%, 6/30/2006                         40,000      39,622
U.S. Treasury Notes, 3.000%, 2/15/2008                         50,000      48,678
U.S. Treasury Notes, 3.250%, 8/15/2008                        200,000     194,953
U.S. Treasury Notes, 4.375%, 5/15/2007                      1,000,000   1,003,320
U.S. Treasury Notes, 4.000%, 8/31/2007                      1,000,000     996,602
U.S. Treasury Bonds, 5.375%, 2/15/2031                         80,000      89,625
US West Capital Funding, Inc.,
 6.875%, 7/15/2028(f)                                         200,000     164,500
Williams Cos., Inc., 7.500%, 1/15/2031                        100,000     106,250
Woolworth Corp., 8.500%, 1/15/2022                            150,000     163,125
Xerox Capital Trust I, 8.000%, 2/01/2027(f)                    50,000      51,875
Xerox Corp., 7.200%, 4/01/2016                                 20,000      21,800
                                                                      -----------
                                                                        7,988,499
                                                                      -----------
VENEZUELA - 0.3%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                     130,000     123,825
                                                                      -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $13,915,849)                                        $14,202,830
                                                                      -----------

                                             PRINCIPAL AMOUNT   VALUE (a)
-------------------------------------------------------------------------

CONVERTIBLE BONDS - 0.3%

UNITED STATES - 0.3%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(d)(h)                               95,000 $         9
Level 3 Communications, Inc.,
 6.000%, 9/15/2009(f)                                  25,000      13,094
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                    30,000      28,425
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                     90,000      81,787
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013                                    30,000      27,188
                                                              -----------
                                                                  150,503
                                                              -----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $245,657)                                       150,503
                                                              -----------

TOTAL BONDS AND NOTES
 (Identified Cost $14,161,506)                                 14,353,333
                                                              -----------

                                                       SHARES
-------------------------------------------------------------------------

COMMON STOCKS - 64.3% OF TOTAL NET ASSETS

AUSTRALIA - 1.1%
Aristocrat Leisure Ltd.(f)                             55,975     507,131
                                                              -----------
AUSTRIA - 0.5%
Wienerberger AG                                         6,475     255,223
                                                              -----------
BELGIUM - 0.8%
Umicore                                                 3,475     379,761
                                                              -----------
BERMUDA - 1.1%
Marvell Technology Group Ltd.(c)                       10,988     506,657
                                                              -----------
FRANCE - 0.7%
Total S.A.(f)                                           1,200     326,659
                                                              -----------
GERMANY - 0.5%
Siemens AG                                              3,150     243,225
                                                              -----------
GREECE - 1.5%
Piraeus Bank S.A.                                      33,525     702,418
                                                              -----------
HONG KONG - 0.9%
Esprit Holdings Ltd.                                   60,275     450,772
                                                              -----------
IRELAND - 2.1%
Anglo Irish Bank Corp., Plc                            43,392     593,089
Ryanair Holdings Plc, ADR(c)                            9,525     433,673
                                                              -----------
                                                                1,026,762
                                                              -----------
ITALY - 0.6%
Eni Spa(f)                                             10,200     302,565
                                                              -----------
JAPAN - 4.4%
Honda Motor Co., Ltd.(f)                               10,475     595,509
Orix Corp.(f)                                           4,800     869,956
Yamada Denki Co., Ltd.                                  8,100     615,777
                                                              -----------
                                                                2,081,242
                                                              -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

                                            SHARES  VALUE (a)
-------------------------------------------------------------

COMMON STOCKS - CONTINUED

MEXICO - 1.1%
America Movil S.A. de C.V., Series L       396,575 $  523,138
                                                   ----------
SOUTH AFRICA - 1.3%
Sasol Ltd., Sponsored ADR                   16,200    626,778
                                                   ----------
SWITZERLAND - 4.9%
ABB Ltd.(c)                                 82,775    606,333
Alcon, Inc.                                  3,625    463,565
Roche Holding AG                             6,875    955,147
Synthes, Inc.                                2,650    310,485
                                                   ----------
                                                    2,335,530
                                                   ----------
THAILAND - 0.7%
PTT Public Company Ltd.                     60,000    358,387
                                                   ----------
UNITED KINGDOM - 3.0%
Standard Chartered Plc                      32,650    705,347
Vodafone Group Plc                         112,275    292,106
Wolseley Plc                                20,075    425,707
                                                   ----------
                                                    1,423,160
                                                   ----------
UNITED STATES - 39.1%
Aetna, Inc.                                  5,175    445,775
Amgen, Inc.(c)                               8,475    675,203
Apple Computer, Inc.(c)                      7,925    424,859
Burlington Northern Santa Fe Corp.          10,650    636,870
Caremark Rx, Inc.(c)                        11,850    591,670
CB Richard Ellis Group, Inc., Class A(c)     9,675    476,010
CenturyTel, Inc.                             8,800    307,824
Chicago Mercantile Exchange, Inc.              725    244,543
Chico's FAS, Inc.(c)                        11,900    437,920
Citigroup, Inc.                              4,150    188,908
Coach, Inc.(c)                              19,975    626,416
ConocoPhillips                               5,900    412,469
Corning, Inc.(c)                             5,167     99,878
Dell, Inc.(c)                                9,425    322,335
DIRECTV Group, Inc. (The)(c)                20,700    310,086
eBay, Inc.(c)                               13,550    558,260
Exxon Mobil Corp.                            5,900    374,886
GlobalSantaFe Corp.                          9,925    452,778
Google, Inc., Class A(c)                     3,150    996,849
Intel Corp.                                 16,600    409,190
Johnson & Johnson                           10,650    673,932
Legg Mason, Inc.                             7,300    800,737
Lehman Brothers Holdings, Inc.               6,575    765,856
McDonald's Corp.                             8,275    277,130
Motorola, Inc.                              31,050    685,894
Peabody Energy Corp.                         8,275    697,996
Praxair, Inc.                                3,925    188,125
Prudential Financial, Inc.                   9,625    650,265
QUALCOMM, Inc.                              15,000    671,250
St. Jude Medical, Inc.(c)                   13,300    622,440
Stryker Corp.                                7,200    355,896
Texas Instruments, Inc.                     20,850    706,815
UnitedHealth Group, Inc.                    13,900    781,180

                                                                                                       SHARES
----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

UNITED STATES - CONTINUED
WellPoint, Inc.(c)                                                                                     10,300
Wells Fargo & Co.                                                                                       4,400
Whole Foods Market, Inc.                                                                                3,250
XTO Energy, Inc.                                                                                        6,683




TOTAL COMMON STOCKS
 (Identified Cost $26,931,703)


                                                                                             PRINCIPAL AMOUNT
----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 18.4%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/30/2005 at 1.750% to be
repurchased at $4,314,629 on 10/3/2005 collateralized by
$4,525,000 U.S. Treasury Note 3.375% due 9/15/2009
with a value of $4,400,563 (Note 2g)                                                              $ 4,314,000


                                                                                                       SHARES
----------------------------------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(g)                                                                                        4,469,314


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $8,783,314)


TOTAL INVESTMENTS - 112.8%
 (Identified Cost $49,876,523)(b)
 Other assets less liabilities--(12.8)%


TOTAL NET ASSETS - 100%


(a)See Note 2a of Notes to Financial Statements
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $49,956,275 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value

   Net unrealized appreciation

(c)Non-income producing security.
(d)Non-income producing security due to default or bankruptcy filing.
(e)Variable rate security. Rate disclosed is rate at September 30, 2005
(f)All or a portion of this security was on loan to brokers at September 30, 2005.
(g)Represents investment of securities lending collateral.
(h)Illiquid security.

                                                                                     VALUE (a)
----------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

UNITED STATES - CONTINUED
WellPoint, Inc.(c)                                                                $   780,946
Wells Fargo & Co.                                                                     257,708
Whole Foods Market, Inc.                                                              436,963
XTO Energy, Inc.                                                                      302,874
                                                                                  -----------
                                                                                   18,648,736
                                                                                  -----------

TOTAL COMMON STOCKS
 (Identified Cost $26,931,703)                                                     30,698,144
                                                                                  -----------


----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 18.4%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/30/2005 at 1.750% to be
repurchased at $4,314,629 on 10/3/2005 collateralized by
$4,525,000 U.S. Treasury Note 3.375% due 9/15/2009
with a value of $4,400,563 (Note 2g)                                                4,314,000
                                                                                  -----------


----------------------------------------------------------------------------------------------
State Street Navigator Securities Lending Prime
Portfolio(g)                                                                        4,469,314
                                                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $8,783,314)                                                       8,783,314
                                                                                  -----------

TOTAL INVESTMENTS - 112.8%
 (Identified Cost $49,876,523)(b)                                                  53,834,791
 Other assets less liabilities--(12.8)%                                            (6,122,735)
                                                                                  -----------

TOTAL NET ASSETS - 100%                                                           $47,712,056
                                                                                  -----------

(a)See Note 2a of Notes to Financial Statements
(b)Federal Tax Information:
   At September 30, 2005, the net unrealized appreciation on investments based on cost of $49,956,275 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost   $ 4,351,459
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value      (472,943)
                                                                                  -----------
   Net unrealized appreciation                                                    $ 3,878,516
                                                                                  -----------
(c)Non-income producing security.
(d)Non-income producing security due to default or bankruptcy filing.
(e)Variable rate security. Rate disclosed is rate at September 30, 2005
(f)All or a portion of this security was on loan to brokers at September 30, 2005.
(g)Represents investment of securities lending collateral.
(h)Illiquid security.

144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the total value of these securities amounted to $1,139,164 of 2.39% of total net assets.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2005

ADRAn American Depositary Receipt (ADR) is a a certificate issued by a custodian bank representing the right to receive securities of foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: ARS: Argenintinian Neuvo Peso; AUD: Australian Dollar;
   BRL: Brazilian Real; CAD: Canadian Dollar;
   COP: Columbian Peso; DKK: Danish Krone; EUR: Euro; GBP: Great British Pound;
   JPY: Japanese Yen; MXN: Mexican Peso; NZD: New Zealand Dollar; SGD:
   Singapore Dollar; SEK: Swedish Krona; KRW: South Korean Won; THB: Thai Baht;
   USD: United States Dollar.

HOLDINGS AT SEPTEMBER 30, 2005 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Sovereigns                                7.3%
Healthcare Providers & Services           5.4
Treasuries                                5.2
Capital Markets                           4.8
Healthcare Equipment & Supplies           3.5
Semiconductors & Semiconductor Equipment  3.4
Oil & Gas                                 3.4
Communications Equipment                  3.1
Metals & Mining                           2.8
Specialty Retail                          2.4
Pharmaceuticals                           2.3
Oil, Gas & Consumable Fuels               2.3
Textiles Apparel & Luxury Goods           2.3
Internet Software & Services              2.1
Other, less than 2% each                 44.1

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS & LIABILITIES

SEPTEMBER 30, 2005

                                                                                 AGGRESSIVE         SMALL CAP
                                                                                 GROWTH FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                                           $     53,288,472  $     21,220,091
Net unrealized appreciation                                                          8,128,716         3,216,953
                                                                              ----------------  ----------------
Investments at value                                                                61,417,188        24,437,044
Cash                                                                                       504               573
Foreign cash at value (identified cost $20,180)                                             --                --
Securities lending income receivable                                                     1,353               938
Receivable for Fund shares sold                                                         37,927            27,190
Receivable for securities sold                                                         419,334             9,522
Dividends and interest receivable                                                          876             1,522
Tax reclaims receivable                                                                     --                --
Receivable from investment adviser                                                      23,174            17,283
Other                                                                                       --                --
                                                                              ----------------  ----------------
    TOTAL ASSETS                                                                    61,900,356        24,494,072
                                                                              ----------------  ----------------

LIABILITIES
Collateral on securities loaned, at value (Note 2)                                   9,540,403         4,844,544
Payable for securities purchased                                                       272,005           189,495
Payable for Fund shares redeemed                                                        30,515             5,306
Unrealized depreciation on forward foreign currency contracts                               --                --
Foreign taxes                                                                               --                --
Management fees payable                                                                 31,330            11,853
Deferred Trustees' fees                                                                 14,525            13,570
Administrative fees payable                                                              8,444             7,288
Service and distribution fees payable                                                      175                25
Transfer agent fees payable                                                             10,457               263
Other accounts payable and accrued expenses                                             31,184            44,810
                                                                              ----------------  ----------------
    TOTAL LIABILITIES                                                                9,939,038         5,117,154
                                                                              ----------------  ----------------
NET ASSETS                                                                    $     51,961,318  $     19,376,918
                                                                              ----------------  ----------------
Net Assets consist of:
 Paid-in capital                                                              $    144,792,086  $    220,842,356
 Undistributed (overdistributed) net investment income (loss)                          (14,661)          (13,569)
 Accumulated net realized gain (loss) on investments                              (100,944,823)     (204,668,822)
 Net unrealized appreciation on investments and foreign currency translations        8,128,716         3,216,953
                                                                              ----------------  ----------------
NET ASSETS                                                                    $     51,961,318  $     19,376,918
                                                                              ----------------  ----------------

NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                                   $     26,159,049  $     15,784,555
                                                                              ----------------  ----------------
 Shares of beneficial interest                                                       1,376,870         1,424,265
                                                                              ----------------  ----------------
 Net asset value, offering and redemption price per share                     $          19.00  $          11.08
                                                                              ----------------  ----------------
RETAIL CLASS
 Net assets                                                                   $     25,802,269  $      3,592,363
                                                                              ----------------  ----------------
 Shares of beneficial interest                                                       1,385,086           331,444
                                                                              ----------------  ----------------
 Net asset value, offering and redemption price per share                     $          18.63  $          10.84
                                                                              ----------------  ----------------
ADMIN CLASS
 Net assets                                                                                 --                --
                                                                              ----------------  ----------------
 Shares of beneficial interest                                                              --                --
                                                                              ----------------  ----------------
 Net asset value, offering and redemption price per share                                   --                --
                                                                              ----------------  ----------------
Value of securities on loan (Note 2)                                          $      9,315,725  $      4,716,596
                                                                              ----------------  ----------------

                See accompanying notes to financial statements.

             SMALL CAP     TAX-MANAGED
             VALUE FUND    EQUITY FUND   VALUE FUND  WORLDWIDE FUND
           ---------------------------------------------------------
           $  685,144,172 $  8,105,297  $ 29,608,173   $ 49,876,523
              151,086,695    1,123,467     8,303,540      3,958,268
           ---------------------------------------------------------
              836,230,867    9,228,764    37,911,713     53,834,791
                      691       29,307           359            248
                       --           --            --         19,866
                   12,422           --           108          1,188
                1,230,154          100        32,452             --
                       --           --       304,890        950,792
                  799,628        6,260        39,232        217,031
                       --           --            --          1,305
                   75,241        7,945            --             --
                       --           --            --          1,050
           ---------------------------------------------------------
              838,349,003    9,272,376    38,288,754     55,026,271
           ---------------------------------------------------------

              122,331,459           --       654,246      4,469,314
                7,940,984           --       312,182      2,769,663
                  797,219           --         7,500             --
                       --           --            --            652
                       --           --            --          5,874
                  430,047        3,781        18,673         39,734
                   44,355       12,086        13,781         12,914
                   90,599        1,366         6,311          3,933
                    2,527           --            --             --
                   58,101       10,781         4,415          8,375
                   90,659       14,088        17,045          3,756
           ---------------------------------------------------------
              131,785,950       42,102     1,034,153      7,314,215
           ---------------------------------------------------------
           $  706,563,053 $  9,230,274  $ 37,254,601   $ 47,712,056
           ---------------------------------------------------------
           $  499,517,796 $ 12,261,035  $ 27,991,674   $ 44,364,839
                2,086,781       42,058       388,984        593,309
               53,871,781   (4,196,286)      570,403     (1,195,818)
              151,086,695    1,123,467     8,303,540      3,949,726
           ---------------------------------------------------------
           $  706,563,053 $  9,230,274  $ 37,254,601   $ 47,712,056
           ---------------------------------------------------------

           $  403,109,937 $  9,230,274  $ 37,254,601   $ 47,712,056
           ---------------------------------------------------------
               14,696,702    1,002,837     1,990,049      4,029,825
           ---------------------------------------------------------
           $        27.43 $       9.20  $      18.72   $      11.84
           ---------------------------------------------------------
           $  235,948,334           --            --             --
           ---------------------------------------------------------
                8,664,723           --            --             --
           ---------------------------------------------------------
           $        27.23           --            --             --
           ---------------------------------------------------------
           $   67,504,782           --            --             --
           ---------------------------------------------------------
                2,506,142           --            --             --
           ---------------------------------------------------------
           $        26.94           --            --             --
           ---------------------------------------------------------
           $  119,358,669 $         --  $    624,765   $  4,319,872
           ---------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2005

                                                                                         AGGRESSIVE     SMALL CAP
                                                                                         GROWTH FUND   GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                               $    189,516  $     20,614
Interest                                                                                      12,055         5,081
Securities lending income                                                                      5,630         5,863
Less net foreign taxes withheld                                                                   --           (80)
                                                                                        ------------  ------------
                                                                                             207,201        31,478
                                                                                        ------------  ------------

EXPENSES
Management fees                                                                              385,975       168,258
Distribution fees--Retail Class                                                               64,455        17,147
Service and distribution fees--Admin Class                                                        --            --
Trustees' fees and expenses                                                                   14,897        13,571
Administrative fees                                                                           33,510        14,608
Custodian                                                                                     48,417        50,162
Transfer agent fees--Institutional Class, Retail Class, Admin Class                           61,507        38,845
Audit and tax services                                                                        19,852        27,510
Registration                                                                                  27,440        34,073
Shareholder reporting                                                                         29,993        21,440
Legal                                                                                          3,397         2,018
Miscellaneous                                                                                  6,500         5,393
                                                                                        ------------  ------------
Total expenses                                                                               695,943       393,025
Less reimbursement/waiver                                                                   (116,730)     (151,644)
                                                                                        ------------  ------------
Net expenses                                                                                 579,213       241,381
                                                                                        ------------  ------------
Net investment income (loss)                                                                (372,012)     (209,903)
                                                                                        ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

REALIZED GAIN ON:
Investments--net                                                                           8,280,912     4,895,374
Foreign currency transactions--net                                                                --            --
                                                                                        ------------  ------------
Total net realized gain on investments and foreign currency transactions                   8,280,912     4,895,374
                                                                                        ------------  ------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                                           2,760,613       483,981
Foreign currency translations--net                                                                --            --
                                                                                        ------------  ------------
Total net change in unrealized appreciation (depreciation) on investments and foreign
  currency translations                                                                    2,760,613       483,981
                                                                                        ------------  ------------
Total net realized and unrealized gain on investments and foreign currency transactions   11,041,525     5,379,355
                                                                                        ------------  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $ 10,669,513  $  5,169,452
                                                                                        ------------  ------------

                See accompanying notes to financial statements.

            SMALL CAP      TAX-MANAGED
            VALUE FUND     EQUITY FUND   VALUE FUND   WORLDWIDE FUND
          -----------------------------------------------------------
          $    8,270,879  $     96,713  $    683,471    $    166,510
                 560,545           653        14,824         482,002
                  81,860            --           208           4,378
                  (7,067)         (342)       (2,264)        (11,251)
          -----------------------------------------------------------
               8,906,217        97,024       696,239         641,639
          -----------------------------------------------------------

               4,818,972        39,124       175,567         177,221
                 519,186            --            --              --
                 325,226            --            --              --
                  43,121        12,750        14,108          13,637
                 418,383         5,095        22,864          15,386
                 116,649        32,025        34,451          71,376
                 262,559        27,182        26,820          27,789
                  35,069        15,874        18,101          17,385
                  50,141        15,319        12,965          12,010
                 183,241         6,812        12,558           6,086
                  38,536           399         2,242           1,208
                  40,290         3,252         5,062           4,048
          -----------------------------------------------------------
               6,851,373       157,832       324,738         346,146
                (225,273)     (106,971)      (26,275)       (109,851)
          -----------------------------------------------------------
               6,626,100        50,861       298,463         236,295
          -----------------------------------------------------------
               2,280,117        46,163       397,776         405,344
          -----------------------------------------------------------

              58,138,015        19,715     2,769,664       1,061,469
                      --            --            --          15,627
          -----------------------------------------------------------
              58,138,015        19,715     2,769,664       1,077,096
          -----------------------------------------------------------

              43,086,275       533,250     2,911,452       2,055,122
                      --            --            --          (4,147)
          -----------------------------------------------------------

              43,086,275       533,250     2,911,452       2,050,975
          -----------------------------------------------------------
             101,224,290       552,965     5,681,116       3,128,071
          -----------------------------------------------------------

          $  103,504,407  $    599,128  $  6,078,892    $  3,533,415
          -----------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AGGRESSIVE GROWTH FUND

                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                          $  (372,012)       $   (536,251)
    Net realized gain (loss) on investments and foreign currency transactions               8,280,912          11,771,511
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency translations                                                                  2,760,613          (4,394,736)
                                                                                       ------------------ ------------------
    Increase in net assets resulting from operations                                       10,669,513           6,840,524
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
    Institutional Class                                                                      (280,790)                 --
    Retail Class                                                                             (217,988)                 --
CAPITAL GAINS:
    Institutional Class                                                                            --                  --
    Retail Class                                                                                   --                  --
                                                                                       ------------------ ------------------
     Total distributions                                                                     (498,778)                 --
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)        (8,782,602)        (12,946,996)
                                                                                       ------------------ ------------------
REDEMPTION FEES
    Institutional Class                                                                            --                  --
    Retail Class                                                                                   --                  --
                                                                                       ------------------ ------------------
     Total increase (decrease) in net assets                                                1,388,133          (6,106,472)
NET ASSETS
    Beginning of year                                                                      50,573,185          56,679,657
                                                                                       ------------------ ------------------
    End of year                                                                           $51,961,318        $ 50,573,185
                                                                                       ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                              $   (14,661)       $   (126,934)
                                                                                       ------------------ ------------------

SMALL CAP GROWTH FUND

                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                          $   (209,903)      $   (474,524)
    Net realized gain (loss) on investments and foreign currency transactions                4,895,374         12,648,409
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency translations                                                                     483,981         (8,644,086)
                                                                                       ------------------ ------------------
    Increase in net assets resulting from operations                                         5,169,452          3,529,799
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
    Institutional Class                                                                             --                 --
    Retail Class                                                                                    --                 --
CAPITAL GAINS:
    Institutional Class                                                                             --                 --
    Retail Class                                                                                    --                 --
                                                                                       ------------------ ------------------
     Total distributions                                                                            --                 --
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)        (16,249,525)       (25,938,308)
                                                                                       ------------------ ------------------
REDEMPTION FEES
    Institutional Class                                                                          1,091                 63
    Retail Class                                                                                   344                 41
                                                                                       ------------------ ------------------
     Total increase (decrease) in net assets                                               (11,078,638)       (22,408,405)
NET ASSETS
    Beginning of year                                                                       30,455,556         52,863,961
                                                                                       ------------------ ------------------
    End of year                                                                           $ 19,376,918       $ 30,455,556
                                                                                       ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                              $    (13,569)      $     (4,989)
                                                                                       ------------------ ------------------

                See accompanying notes to financial statements.

SMALL CAP VALUE FUND


                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                          $  2,280,117       $    223,709
    Net realized gain (loss) on investments and foreign currency transactions               58,138,015         65,900,639
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency translations                                                                  43,086,275         46,216,250
                                                                                       ------------------ ------------------
    Increase in net assets resulting from operations                                       103,504,407        112,340,598
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
    Institutional Class                                                                       (330,114)          (755,336)
    Retail Class                                                                                    --            (73,295)
    Admin Class                                                                                     --                 --
CAPITAL GAINS:
    Institutional Class                                                                    (36,097,787)        (7,446,392)
    Retail Class                                                                           (18,456,167)        (3,811,026)
    Admin Class                                                                             (6,757,571)        (1,088,512)
                                                                                       ------------------ ------------------
     Total distributions                                                                   (61,641,639)       (13,174,561)
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)         82,243,991         15,767,810
                                                                                       ------------------ ------------------
REDEMPTION FEES
    Institutional Class                                                                          5,541              2,915
    Retail Class                                                                                 3,209              1,477
    Admin Class                                                                                    956                486
                                                                                       ------------------ ------------------
     Total increase (decrease) in net assets                                               124,116,465        114,938,725
NET ASSETS
    Beginning of year                                                                      582,446,588        467,507,863
                                                                                       ------------------ ------------------
    End of year                                                                           $706,563,053       $582,446,588
                                                                                       ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                              $  2,086,781       $     76,941
                                                                                       ------------------ ------------------

TAX-MANAGED EQUITY FUND

                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                           $   46,163         $   21,562
    Net realized gain (loss) on investments and foreign currency transactions                  19,715            (11,257)
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency translations                                                                    533,250            375,137
                                                                                       ------------------ ------------------
    Increase in net assets resulting from operations                                          599,128            385,442
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
    Institutional Class                                                                       (23,811)           (62,322)
CAPITAL GAINS:
    Institutional Class                                                                            --                 --
                                                                                       ------------------ ------------------
     Total distributions                                                                      (23,811)           (62,322)
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)         3,452,918          2,388,811
                                                                                       ------------------ ------------------
REDEMPTION FEES
    Institutional Class                                                                            --                 --
                                                                                       ------------------ ------------------
     Total increase (decrease) in net assets                                                4,028,235          2,711,931
NET ASSETS
    Beginning of year                                                                       5,202,039          2,490,108
                                                                                       ------------------ ------------------
    End of year                                                                            $9,230,274         $5,202,039
                                                                                       ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                               $   42,058         $   19,706
                                                                                       ------------------ ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

VALUE FUND


                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                          $   397,776        $    529,906
    Net realized gain (loss) on investments and foreign currency transactions               2,769,664           3,827,567
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency translations                                                                  2,911,452           2,637,813
                                                                                       ------------------ ------------------
    Increase in net assets resulting from operations                                        6,078,892           6,995,286
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
    Institutional Class                                                                      (524,122)           (456,216)
CAPITAL GAINS:
    Institutional Class                                                                            --                  --
                                                                                       ------------------ ------------------
     Total distributions                                                                     (524,122)           (456,216)
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)        (1,863,227)        (10,935,484)
                                                                                       ------------------ ------------------
REDEMPTION FEES
    Institutional Class                                                                            --                  --
                                                                                       ------------------ ------------------
     Total increase (decrease) in net assets                                                3,691,543          (4,396,414)
NET ASSETS
    Beginning of year                                                                      33,563,058          37,959,472
                                                                                       ------------------ ------------------
    End of year                                                                           $37,254,601        $ 33,563,058
                                                                                       ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                              $   388,984        $    519,100
                                                                                       ------------------ ------------------

WORLDWIDE FUND

                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income (loss)                                                          $   405,344        $   384,618
    Net realized gain (loss) on investments and foreign currency transactions               1,077,096            501,611
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currency translations                                                                  2,050,975            772,068
                                                                                       ------------------ ------------------
    Increase in net assets resulting from operations                                        3,533,415          1,658,297
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
    Institutional Class                                                                      (480,214)          (448,271)
CAPITAL GAINS:
    Institutional Class                                                                            --                 --
                                                                                       ------------------ ------------------
     Total distributions                                                                     (480,214)          (448,271)
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)        27,384,406          5,565,347
                                                                                       ------------------ ------------------
REDEMPTION FEES
    Institutional Class                                                                            22                 --
                                                                                       ------------------ ------------------
     Total increase (decrease) in net assets                                               30,437,629          6,775,373
NET ASSETS
    Beginning of year                                                                      17,274,427         10,499,054
                                                                                       ------------------ ------------------
    End of year                                                                           $47,712,056        $17,274,427
                                                                                       ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                              $   593,309        $   465,952
                                                                                       ------------------ ------------------

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                              -----------------------------------------  ----------------------------
                    Net asset
                     value,                   Net realized                 Dividends    Distributions
                    beginning      Net       and unrealized Total from        from        from net
                     of the    investment    gain (loss) on investment   net investment   realized
                     period   income (loss)   investments   operations       income     capital gains
-----------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2005            $15.50      $(0.10)(c)     $  3.78      $  3.68         $(0.18)       $   --
9/30/2004             13.69       (0.13)(c)        1.94         1.81             --            --
9/30/2003             10.70       (0.10)(c)        3.09         2.99             --            --
9/30/2002             13.56       (0.13)(c)       (2.73)       (2.86)            --            --
9/30/2001             47.71       (0.20)(c)      (33.43)      (33.63)            --         (0.52)

RETAIL CLASS
9/30/2005            $15.20      $(0.14)(c)     $  3.70      $  3.56         $(0.13)       $   --
9/30/2004             13.46       (0.16)(c)        1.90         1.74             --            --
9/30/2003             10.55       (0.13)(c)        3.04         2.91             --            --
9/30/2002             13.41       (0.16)(c)       (2.70)       (2.86)            --            --
9/30/2001             47.33       (0.25)(c)      (33.15)      (33.40)            --         (0.52)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                See accompanying notes to financial statements.

                                                                 RATIOS TO AVERAGE NET ASSETS
--------------                                              ----------------------------------------

                         Net asset              Net assets,
                           value,                 end of                                  Net       Portfolio
    Total     Redemption end of the    Total    the period       Net        Gross      investment   turnover
distributions    fee       period   return %(a)    (000)    expenses %(b) expenses % income(loss) %  rate %
-------------------------------------------------------------------------------------------------------------

   $(0.18)       $--       $19.00       23.9      $26,159       1.00         1.21        (0.60)        280
       --         --        15.50       13.2       25,191       1.00         1.17        (0.84)        284
       --         --        13.69       27.9       23,866       1.00         1.23        (0.88)        248
       --         --        10.70      (21.1)      13,421       1.00         1.31        (0.91)        220
    (0.52)        --        13.56      (71.1)      16,347       1.00         1.13        (0.75)        258

   $(0.13)       $--       $18.63       23.6      $25,802       1.25         1.50        (0.85)        280
       --         --        15.20       12.9       25,382       1.25         1.42        (1.10)        284
       --         --        13.46       27.6       32,813       1.25         1.47        (1.13)        248
       --         --        10.55      (21.3)      26,885       1.25         1.45        (1.16)        220
    (0.52)        --        13.41      (71.2)      41,456       1.25         1.37        (1.01)        258

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                              -------------------------------------------  ----------------------------
                    Net asset
                     value,                     Net realized                 Dividends    Distributions
                    beginning      Net         and unrealized Total from        from        from net
                     of the    investment      gain (loss) on investment   net investment   realized
                     period   income (loss)     investments   operations       income     capital gains
-------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2005            $ 8.96      $(0.08)(c)       $  2.20      $  2.12         $   --        $   --
9/30/2004              8.59       (0.09)(c)          0.46         0.37             --            --
9/30/2003              6.35       (0.06)(c)          2.30         2.24             --            --
9/30/2002              8.83       (0.08)(c)         (2.40)       (2.48)            --            --
9/30/2001             26.98       (0.12)(c)        (17.06)      (17.18)            --         (0.97)

RETAIL CLASS
9/30/2005            $ 8.78      $(0.11)(c)       $  2.17      $  2.06         $   --        $   --
9/30/2004              8.45       (0.11)(c)          0.44         0.33             --            --
9/30/2003              6.26       (0.08)(c)          2.27         2.19             --            --
9/30/2002              8.72       (0.10)(c)         (2.36)       (2.46)            --            --
9/30/2001             26.74       (0.15)(c)        (16.90)      (17.05)            --         (0.97)

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2005            $25.75      $ 0.13(c)        $  4.22      $  4.35         $(0.02)       $(2.65)
9/30/2004             21.34        0.04(c)           4.97         5.01          (0.05)        (0.55)
9/30/2003             17.28        0.05(c)           4.01         4.06             --            --
9/30/2002             19.89        0.10(c)          (0.36)       (0.26)         (0.11)        (2.24)
9/30/2001             20.42        0.16(c)           0.60         0.76          (0.20)        (1.09)

RETAIL CLASS
9/30/2005            $25.62      $ 0.06(c)        $  4.20      $  4.26         $   --        $(2.65)
9/30/2004             21.25       (0.02)(c)          4.95         4.93          (0.01)        (0.55)
9/30/2003             17.25       (0.00)(c)(d)       4.00         4.00             --            --
9/30/2002             19.85        0.05(c)          (0.35)       (0.30)         (0.06)        (2.24)
9/30/2001             20.38        0.11(c)           0.60         0.71          (0.15)        (1.09)

ADMIN CLASS
9/30/2005            $25.43      $(0.00)(c)(d)    $  4.16      $  4.16         $   --        $(2.65)
9/30/2004             21.13       (0.08)(c)          4.93         4.85             --         (0.55)
9/30/2003             17.20       (0.05)(c)          3.98         3.93             --            --
9/30/2002             19.80       (0.00)(c)(d)      (0.35)       (0.35)         (0.01)        (2.24)
9/30/2001             20.34        0.05(c)           0.60         0.65          (0.10)        (1.09)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.

                                                               RATIOS TO AVERAGE NET ASSETS
--------------                                             --------------------------------------

                         Net asset             Net assets,
                           value,                end of                                Net       Portfolio
    Total     Redemption end of the   Total    the period      Net        Gross     investment   turnover
distributions    fee       period   return%(a)    (000)    expenses%(b) expenses% income (loss)%   rate%
----------------------------------------------------------------------------------------------------------

   $   --       $0.00(d)   $11.08      23.7     $ 15,785       1.00       1.70        (0.85)        227
       --        0.00(d)     8.96       4.3       15,867       1.00       1.31        (0.95)        217
       --          --        8.59      35.3       22,519       1.00       1.19        (0.91)        190
       --          --        6.35     (28.1)      42,415       1.00       1.07        (0.90)        162
    (0.97)         --        8.83     (65.2)     124,479       0.99       0.99        (0.74)        140

   $   --        0.00(d)   $10.84      23.5     $  3,592       1.25       1.87        (1.14)        227
       --        0.00(d)     8.78       3.9       14,589       1.25       1.52        (1.19)        217
       --          --        8.45      35.0       30,345       1.25       1.43        (1.17)        190
       --          --        6.26     (28.2)      32,135       1.25       1.33        (1.15)        162
    (0.97)         --        8.72     (65.3)      50,197       1.25       1.26        (1.01)        140


   $(2.67)      $0.00(d)   $27.43      18.0     $403,110       0.90       0.93         0.48          59
    (0.60)       0.00(d)    25.75      23.8      346,356       0.90       0.93         0.16          70
       --          --       21.34      23.5      289,945       0.90       0.94         0.26          74
    (2.35)         --       17.28      (2.6)     234,370       0.94       0.96         0.48          86
    (1.29)         --       19.89       3.9      215,439       0.98       0.98         0.76          98

   $(2.65)      $0.00(d)   $27.23      17.7     $235,948       1.15       1.20         0.24          59
    (0.56)       0.00(d)    25.62      23.5      173,411       1.15       1.18        (0.08)         70
       --          --       21.25      23.2      140,152       1.15       1.20        (0.01)         74
    (2.30)         --       17.25      (2.8)      86,816       1.19       1.20         0.22          86
    (1.24)         --       19.85       3.6       97,544       1.22       1.22         0.51          98

   $(2.65)      $0.00(d)   $26.94      17.4     $ 67,505       1.40       1.43        (0.01)         59
    (0.55)       0.00(d)    25.43      23.3       62,680       1.40       1.43        (0.33)         70
       --          --       21.13      22.9       37,411       1.40       1.47        (0.27)         74
    (2.25)         --       17.20      (3.0)      24,655       1.44       1.53        (0.01)         86
    (1.19)         --       19.80       3.3       16,471       1.50       1.59         0.23          98

                See accompanying notes to financial statements.

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS
                              -----------------------------------------  ------------------------
                    Net asset
                     value,                 Net realized                 Dividends  Distributions
                    beginning    Net       and unrealized  Total from     from net    from net
                     of the   investment   gain (loss) on  investment    investment   realized
                     period     income      investments    operations      income   capital gains
-------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2005            $ 8.49     $0.05(c)       $ 0.69        $ 0.74        $(0.03)     $   --
9/30/2004              7.66      0.05(c)         0.97          1.02         (0.19)         --
9/30/2003              6.78      0.06(c)         0.85          0.91         (0.03)         --
9/30/2002              7.67      0.06(c)        (0.81)        (0.75)        (0.14)         --
9/30/2001             11.16      0.12(c)        (1.60)        (1.48)        (0.09)      (1.92)

VALUE FUND

INSTITUTIONAL CLASS
9/30/2005            $15.95     $0.20(c)       $ 2.83        $ 3.03        $(0.26)     $   --
9/30/2004             13.52      0.21(c)         2.39          2.60         (0.17)         --
9/30/2003             11.17      0.15(c)         2.29          2.44         (0.09)         --
9/30/2002             13.90      0.13(c)        (2.42)        (2.29)        (0.16)      (0.28)
9/30/2001             15.12      0.14(c)        (1.19)        (1.05)        (0.17)         --

WORLDWIDE FUND

INSTITUTIONAL CLASS
9/30/2005            $10.19     $0.19(c)       $ 1.73        $ 1.92        $(0.27)     $   --
9/30/2004              9.32      0.25(c)         0.96          1.21         (0.34)         --
9/30/2003              7.53      0.32(c)         1.74          2.06         (0.27)         --
9/30/2002*             8.48      0.35(c)        (0.55)        (0.20)        (0.75)         --
9/30/2001             13.93      0.65(c)        (2.44)        (1.79)        (0.35)      (3.31)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share * As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                               RATIOS TO AVERAGE NET ASSETS
--------------                                              ------------------------------------

                         Net asset              Net assets,
                           value,               end of the                              Net     Portfolio
    Total     Redemption end of the    Total      period         Net        Gross    investment turnover
distributions    fee       period   return %(a)    (000)    expenses %(b) expenses %  income %   rate %
---------------------------------------------------------------------------------------------------------

   $(0.03)      $  --      $ 9.20        8.7      $ 9,230       0.65         2.02       0.59        38
    (0.19)         --        8.49       13.4        5,202       0.65         3.39       0.59        27
    (0.03)         --        7.66       13.5        2,490       0.65         1.82       0.81       200
    (0.14)         --        6.78      (10.1)      17,426       0.65         1.14       0.72       188
    (2.01)         --        7.67      (15.9)      19,211       0.65         1.05       1.29       300


   $(0.26)      $  --      $18.72       19.2      $37,255       0.85         0.92       1.13        34
    (0.17)         --       15.95       19.4       33,563       0.85         0.93       1.38        47
    (0.09)         --       13.52       22.0       37,959       0.85         0.92       1.23        56
    (0.44)         --       11.17      (17.2)      33,025       0.85         0.90       0.90        66
    (0.17)         --       13.90       (7.1)      39,549       0.85         0.96       0.87        90


   $(0.27)      $0.00(d)   $11.84       19.1      $47,712       1.00         1.46       1.72        78
    (0.34)         --       10.19       13.2       17,274       1.00         1.87       2.55        69
    (0.27)         --        9.32       28.0       10,499       1.00         2.23       3.81        94
    (0.75)         --        7.53       (3.0)       8,340       1.00         2.43       4.26       113
    (3.66)         --        8.48      (15.0)       8,528       1.00         2.58       6.85       160

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005


1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity Funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

LOOMIS SAYLES FUNDS I:
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")

LOOMIS SAYLES FUNDS II:
Loomis Sayles Aggressive Growth Fund (the "Aggressive Growth Fund") Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") Loomis Sayles Value Fund (the "Value Fund")
Loomis Sayles Worldwide Fund (the "Worldwide Fund")

Each Fund offers Institutional Class Shares. Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Loomis Sayles Small Company Growth Fund and Loomis Sayles Mid Cap Growth Fund were liquidated on March 31, 2005 and April 29, 2005, respectively, and have ceased operations.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at the net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value. As of September 30, 2005, approximately 16% of the market value of the investments for the Loomis Sayles Worldwide Fund were fair valued pursuant to procedures approved by the Board of Trustees.

Certain securities held by Worldwide Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the character of distributions from real estate investment trusts (REITs). These investments pay ordinary income, capital gains or return of capital dividends. The actual character of these dividends cannot be determined until REITs complete their shareholder reporting filings next January. Differences between the actual and estimated calculations will be included in next years financial statements. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2005, the Worldwide Fund had the following open forward foreign currency exchange contract:

                                   LOCAL   AGGREGATE
                        DELIVERY  CURRENCY   FACE     TOTAL   UNREALIZED
                          DATE     AMOUNT   AMOUNT    VALUE  DEPRECIATION
      -------------------------------------------------------------------
       Australian
         Dollar (sell) 11/14/2005 120,000   $90,720  $91,372    $(652)

SEPTEMBER 30, 2005



E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provisions for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, defaulted bond income accruals, premium amortization, return of capital distributions from securities held, unrealized gains on passive foreign investment companies and wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax character of distributions paid to shareholders during the years ended September 30, 2005 and 2004 were as follows:

                            2005 DISTRIBUTIONS PAID FROM:        2004 DISTRIBUTIONS PAID FROM:
                        ------------------------------------- ------------------------------------
                         ORDINARY     LONG-TERM                ORDINARY    LONG-TERM
                          INCOME    CAPITAL GAINS    TOTAL      INCOME   CAPITAL GAINS    TOTAL
                        ----------- ------------- ----------- ---------- ------------- -----------
Aggressive Growth Fund  $   498,778  $        --  $   498,778 $       --  $       --   $        --
Small Cap Growth Fund            --           --           --         --          --            --
Small Cap Value Fund     24,071,753   37,569,886   61,641,639  4,693,734   8,480,827    13,174,561
Tax-Managed Equity Fund      23,811           --       23,811     62,322          --        62,322
Value Fund                  524,122           --      524,122    456,216          --       456,216
Worldwide Fund              480,214           --      480,214    448,271          --       448,271

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

                                 AGGRESSIVE      SMALL CAP     SMALL CAP   TAX-MANAGED    VALUE     WORLDWIDE
                                 GROWTH FUND    GROWTH FUND    VALUE FUND  EQUITY FUND    FUND        FUND
-                               -------------  -------------  ------------ -----------  ---------- -----------
Undistributed ordinary income   $          --  $          --  $  6,894,918 $    54,144  $  402,764 $   671,785
Undistributed long-term
  capital gains                            --             --    49,589,356          --     591,896          --
                                -------------  -------------  ------------ -----------  ---------- -----------
Total undistributed earnings               --             --    56,484,274      54,144     994,660     671,785
Capital loss carryforward:
  Expires September 30, 2009               --             --            --    (214,505)         --          --
 Expires September 30, 2010       (79,794,012)  (145,381,318)           --  (2,177,191)         --    (130,022)
 Expires September 30, 2011       (21,142,388)   (59,283,040)           --  (1,662,157)         --  (1,040,663)
 Expires September 30, 2012                --             --            --    (110,150)         --          --
 Expires September 30, 2013                --             --            --     (17,395)         --          --
                                -------------  -------------  ------------ -----------  ---------- -----------
Total capital loss carryforward  (100,936,400)  (204,664,358)           --  (4,181,398)         --  (1,170,685)
Deferred net capital losses
  (post October 2004)                      --             --            --          --          --          --
Unrealized Appreciation             8,120,292      3,212,489   150,605,338   1,108,579   8,282,048   3,875,574
                                -------------  -------------  ------------ -----------  ---------- -----------
Total accumulated earnings
  (losses)                      $ (92,816,108) $(201,451,869) $207,089,612 $(3,018,675) $9,276,708 $ 3,376,674
                                -------------  -------------  ------------ -----------  ---------- -----------
Capital loss carryforward
  utilized in current year      $   7,494,196  $   4,881,669            --          --  $2,113,179 $   878,759
                                -------------  -------------  ------------ -----------  ---------- -----------

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and the counter party. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international equity or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt, at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government and agency securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2005, were as follows:

                       MARKET VALUE   VALUE OF
FUND                     ON LOAN     COLLATERAL
----                   ------------ ------------
Aggressive Growth Fund $  9,315,725 $  9,540,403
Small Cap Growth Fund     4,716,596    4,844,544
Small Cap Value Fund    119,358,669  122,331,459
Tax-Managed Fund                 --           --
Value Fund                  624,765      654,246
Worldwide Fund            4,319,872    4,469,314

I. INDEMNIFICATIONS. Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2005, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities) were as follows:

FUND                     PURCHASES      SALES
----                    ------------ ------------
Aggressive Growth Fund  $142,175,256 $151,111,779
Small Cap Growth Fund     50,819,799   67,755,792
Small Cap Value Fund     392,923,652  370,010,149
Tax-Managed Equity Fund    6,361,502    2,911,765
Value Fund                11,781,568   14,734,053
Worldwide Fund            40,573,963   17,829,341

For the year ended September 30, 2005, purchases and sales of U.S. Government/Agency securities by Worldwide Fund were $2,939,116 and $123,672, respectively.

SEPTEMBER 30, 2005



4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser to each of the Funds. Separate management agreements for each Fund in effect for the year ended September 30, 2005, provide for fees at the following annual percentage rates of each Fund's average daily net assets. Loomis Sayles has contractually agreed, until January 31, 2006, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                   EXPENSE LIMIT AS A PERCENTAGE OF
                                    AVERAGE DAILY NET ASSETS
                        MANAGEMENT --------------------------------
FUND                       FEES    INSTITUTIONAL   RETAIL   ADMIN
----                    ---------- -------------   ------   -----
Aggressive Growth Fund    0.75%        1.00%       1.25%     --
Small Cap Growth Fund     0.75%        1.00%       1.25%     --
Small Cap Value Fund      0.75%        0.90%       1.15%    1.40%
Tax-Managed Equity Fund   0.50%        0.65%        --       --
Value Fund                0.50%        0.85%        --       --
Worldwide Fund            0.75%        1.00%        --       --

For the year ended September 30, 2005, the management fees and waivers for each Fund were as follows:

                                                         PERCENTAGE OF
                          GROSS    WAIVER OF     NET     AVERAGE DAILY NET ASSETS
                        MANAGEMENT MANAGEMENT MANAGEMENT ------------------------
FUND                       FEE        FEE        FEE     GROSS         NET
----                    ---------- ---------- ---------- -----           -----
Aggressive Growth Fund  $  385,975  $116,730  $  269,245 0.75%        0.52%
Small Cap Growth Fund      168,258   151,644      16,614 0.75%        0.07%
Small Cap Value Fund     4,818,972   225,273   4,593,699 0.75%        0.71%
Tax-Managed Equity Fund     39,124    39,124          -- 0.50%        0.00%
Value Fund                 175,567    26,275     149,292 0.50%        0.43%
Worldwide Fund             177,221   109,851      67,370 0.75%        0.29%

For the year ended September 30, 2005, in addition to the waiver of management fees, expenses of $67,847 have been reimbursed on the Tax-Managed Equity Fund.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P. IXIS North America is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and CNP Assurances, a large French life insurance company.

B. ADMINISTRATIVE FEES. For the period October 1, 2004 through December 31, 2004, IXIS Asset Management Services Company ("IXIS Services") formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS North America, performed certain administrative services for the Funds and subcontracted with State Street Bank to serve as sub-administrator. Effective January 3, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") assumed responsibility for providing administrative services to the Funds. Pursuant to the agreement between the Trusts, IXIS Advisor Funds Trust I (formerly CDC Nvest Funds Trust I), IXIS Advisor Funds Trust II (formerly CDC Nvest Funds Trust II), IXIS Advisor Funds Trust III (formerly CDC Nvest Funds Trust III), IXIS Advisor Funds Trust IV (formerly CDC Nvest Companies Trust I) and IXIS Advisor Cash Management Trust (formerly CDC Nvest Cash Management Trust) ("IXIS Advisor Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                       FIRST         NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Trusts and the IXIS Advisors Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the year ended September 30, 2005, fees paid to IXIS Services and IXIS Advisors for administrative expense were as follows:

                        ADMINISTRATIVE
FUND                         FEES
----                    --------------
Aggressive Growth Fund     $ 33,510
Small Cap Growth Fund        14,608
Small Cap Value Fund        418,383
Tax-Managed Equity Fund       5,095
Value Fund                   22,864
Worldwide Fund               15,386

C. TRANSFER AGENT FEES. IXIS Services is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

Effective January 1, 2005, Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund and Worldwide Fund pay fees monthly to IXIS Advisors equal to an annual rate of $25.44 for each open account and $2.00 for each closed account, subject to a monthly minimum of $1,500 per class and an annual aggregate minimum fee of approximately $1 million for all No-Load Retail Funds and Load Funds-Class Y. No-Load Retail Funds consist of Aggressive Growth Funds, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund, Worldwide Fund, Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund.

Prior to January 1, 2005, each Fund, for its Institutional, Retail and Admin class shares, paid monthly to IXIS Services its pro rata portion of an annual aggregate fee equal to 0.026% of the average daily net assets for all No-Load Retail Funds and Load Funds-Class Y, subject to a monthly minimum of $1,250 per class and an annual aggregate minimum of $650,000. Load Funds-Class Y consist of all Funds with Class Y shares offered within the Loomis Sayles Funds Trusts and IXIS Advisor Fund Trusts.

Effective October 1, 2005, BFDS became the transfer and shareholder servicing agent for the Funds.

IXIS Advisors Services, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. In addition, effective July 1, 2005, pursuant to other service agreements, the Funds pay service fees to other firms that provide similar services for their own shareholder accounts.

For the year ended September 30, 2005, amounts paid to IXIS Services and IXIS Advisors as compensation for its services as transfer agent were as follows:

                       TRANSFER
FUND                   AGENT FEE
----                   ---------
Aggressive Growth Fund  $31,000
Small Cap Growth Fund    31,000
Small Cap Value Fund     98,289
Tax-Managed Equity       15,500
Value Fund               15,500
Worldwide Fund           15,500

D. SERVICE AND DISTRIBUTION FEES. The Trusts have entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors") formerly CDC IXIS Asset Management Distributors, L.P., a wholly owned subsidiary of IXIS North America. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Funds.

Pursuant to Rule 12b-1 under the 1940 Act, Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a shareholder service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

E. TRUSTEES FEES AND EXPENSES. The Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, IXIS Distributors, IXIS North America, IXIS Services, IXIS Advisors or their affiliates. Each Trustee who is an independent Trustee of the Loomis

SEPTEMBER 30, 2005


Sayles Funds Trusts and the IXIS Advisor Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. Each committee chairman will receive an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting that he or she attends. The co-chairmen of the Board each receive an additional annual retainer fee of $25,000. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective October 1, 2005, the compensation schedule for independent Trustees changed. Each independent Trustee will receive a retainer fee at the annual rate of $55,000 and meeting attendance fees of $6,000 for each meeting of the Board of Trustees attended in person and $3,000 for each meeting of the Board of Trustees attended telephonically. Each co-chairman of the Board will receive an additional retainer fee at the annual rate of $25,000. Each committee chairman will receive an additional retainer fee at the annual rate of $10,000. Each committee member will receive a meeting attendance fee of $4,000 per committee meeting attended in person and $2,000 for each committee meeting attended telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other series of the Trusts or IXIS Advisor Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of Fund assets to pay their portion of the annual salary for 2005 of an employee at IXIS Advisors who supports the Funds' Chief Compliance Officer. For the year ended September 30, 2005, each Fund's portion of such expense was approximately $900.

F. PUBLISHING SERVICES. IXIS Services performs certain desktop publishing services for the Funds. Fees for these services are presented in the Statements of Operations as shareholder reporting. For the year ended September 30, 2005, amounts paid to IXIS Services as compensation for these services were as follows:

                         PUBLISHING
FUND                    SERVICES FEE
----                    ------------
Aggressive Growth Fund      $ 23
Small Cap Growth Fund         20
Small Cap Value Fund          69
Tax-Managed Equity Fund       14
Value Fund                   136
Worldwide Fund               207

G. REDEMPTION FEES. Shareholders of Small Cap Growth Fund, Small Cap Value Fund and Worldwide Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Prior to September 1, 2005, each Fund, together with certain other Funds of the Trusts, participated in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit were to be made solely to temporarily finance the repurchase of capital shares. Interest was to be charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period ended August 31, 2005, the Funds had no borrowings under the agreement.

Effective September 1, 2005, each Fund, together with certain other Funds of the Trusts, participate in a $75 million committed line of credit provided by State Street Bank. Borrowings under the line of credit are to be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the

Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period of September 1 through September 30, 2005, the Funds had no borrowings under this agreement.

6. BROKERAGE COMMISSION RECAPTURE. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2005, amounts rebated under these agreements were as follows:

FUND                   REBATES
----                   -------
Aggressive Growth Fund $26,464
Small Cap Growth Fund    4,498
Small Cap Value Fund     4,572

7. SHAREHOLDERS. At September 30, 2005, Loomis Sayles owned 257,755 shares, equating to 25.7% of Tax-Managed Equity Fund's shares outstanding. At September 30, 2005, the Loomis Sayles Funded Pension Plan ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                    PROFIT SHARING
FUND                   PENSION PLAN RETIREMENT PLAN
----                   ------------ ---------------
Aggressive Growth Fund   282,515        371,813
Small Cap Growth Fund    173,101        347,973
Small Cap Value Fund     344,408        575,037
Value Fund               481,499        398,662
Worldwide Fund           908,178        305,241

At September 30, 2005, five shareholders individually owned more than 5% of the Loomis Sayles Aggressive Growth Fund's total outstanding shares, representing, in aggregate, 40.2% of the Fund; two shareholders individually owned more than 5% of the Loomis Sayles Small Cap Growth Fund's total outstanding shares, representing, in aggregate, 26.6% of the Fund; five shareholders individually owned more than 5% of the Loomis Sayles Tax-Managed Equity Fund's total outstanding shares, representing, in aggregate, 51.7% of the Fund; three shareholders individually owned more than 5% of the Loomis Sayles Value Fund's total outstanding shares, representing, in aggregate, 17.4% of the Fund; and one shareholder owned 50.6% of the Loomis Sayles Worldwide Fund's total outstanding shares.

8. EXPENSE REDUCTIONS AND CONTINGENT EXPENSE OBLIGATIONS. Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates indicated below and will be reevaluated on an annual basis.

Loomis Sayles shall be permitted to recover expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent the Funds' expenses fall below the expense limits provided, however, that the Funds are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

At September 30, 2005, the expense limits as a percentage of average daily net assets and amounts subject to possible reimbursement under the expense limitation agreement were as follows:

                        EXPENSE LIMIT AS A PERCENTAGE OF                   EXPENSES SUBJECT
                         AVERAGE DAILY NET ASSETS                            TO POSSIBLE
                        -------------------------------                     REIMBURSEMENT
                        INSTITUTIONAL   RETAIL   ADMIN    EXPIRATION OF         UNTIL
FUND                        CLASS       CLASS    CLASS       WAIVER       SEPTEMBER 30, 2006
----                    -------------   ------   -----   ---------------- ------------------
Aggressive Growth Fund      1.00%        1.25%     --    January 31, 2006      $116,730
Small Cap Growth Fund       1.00%        1.25%     --    January 31, 2006       151,644
Small Cap Value Fund        0.90%        1.15%   1.40%   January 31, 2006       225,273
Tax-Managed Equity Fund     0.65%          --      --    January 31, 2006       106,971
Value Fund                  0.85%          --      --    January 31, 2006        26,275
Worldwide Fund              1.00%          --      --    January 31, 2006       109,851

SEPTEMBER 30, 2005



9. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

                                               AGGRESSIVE GROWTH FUND

                                Year Ended September 30, 2005 Year Ended September 30, 2004
                                ----------------------------  ----------------------------

                                   Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS             -----------    ------------   -----------    ------------
Issued from the sale of shares       53,494    $    915,359       187,450    $  2,792,212
Issued in connection with the
  reinvestment of distributions      16,185         277,892            --              --
Redeemed                           (318,259)     (5,344,666)     (305,139)     (4,700,924)
                                -----------    -------------  -------------  -------------
Net change                         (248,580)   $ (4,151,415)     (117,689)   $ (1,908,712)
                                -----------    -------------  -------------  -------------

                                   Shares         Amount         Shares         Amount
RETAIL CLASS                    -----------    ------------   -----------    ------------
Issued from the sale of shares      318,102    $  5,337,862       834,755    $ 12,658,043
Issued in connection with the
  reinvestment of distributions      12,860         216,942            --              --
Redeemed                           (615,930)    (10,185,991)   (1,602,142)    (23,696,327)
                                  -----------  -------------  -------------  -------------
Net change                         (284,968)   $ (4,631,187)     (767,387)   $(11,038,284)
                                -----------    -------------  -------------  -------------

                                                SMALL CAP GROWTH FUND

                                Year Ended September 30, 2005 Year Ended September 30, 2004
                                ----------------------------  ----------------------------

                                   Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS             -----------    ------------   -----------    ------------
Issued from the sale of shares      113,316    $  1,131,916       561,970    $  5,208,033
Issued in connection with the
  reinvestment of distributions          --              --            --              --
Redeemed                           (460,764)     (4,575,642)   (1,411,141)    (12,951,799)
                                -----------    -------------  -------------  -------------
Net change                         (347,448)   $ (3,443,726)     (849,171)   $ (7,743,766)
                                -----------    -------------  -------------  -------------

                                   Shares         Amount         Shares         Amount
RETAIL CLASS                    -----------    ------------   -----------    ------------
Issued from the sale of shares      216,852    $  2,124,356       876,244    $  8,100,386
Issued in connection with the
  reinvestment of distributions          --              --            --              --
Redeemed                         (1,546,953)    (14,930,155)   (2,807,828)    (26,294,928)
                                -----------    -------------  -------------  -------------
Net change                       (1,330,101)   $(12,805,799)   (1,931,584)   $(18,194,542)
                                -----------    -------------  -------------  -------------

                                                 SMALL CAP VALUE FUND

                                Year Ended September 30, 2005 Year Ended September 30, 2004
                                ----------------------------  ----------------------------

                                   Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS             ------------   ------------   ------------   ------------
Issued from the sale of shares     3,605,383   $ 93,881,608      2,569,944   $ 62,664,283
Issued in connection with the
  reinvestment of distributions    1,389,061     34,567,270        344,051      7,949,633
Redeemed                          (3,747,820)   (95,533,263)    (3,052,059)   (74,375,223)
                                ------------   -------------  -------------  -------------
Net change                         1,246,624   $ 32,915,615       (138,064)  $ (3,761,307)
                                ------------   -------------  -------------  -------------

                                   Shares         Amount         Shares         Amount
RETAIL CLASS                    ------------   ------------   ------------   ------------
Issued from the sale of shares     3,302,664   $ 85,184,696      2,508,851   $ 60,345,432
Issued in connection with the
  reinvestment of distributions      739,424     18,285,960        168,096      3,867,490
Redeemed                          (2,145,167)   (55,041,964)    (2,506,061)   (61,304,611)
                                ------------   -------------  -------------  -------------
Net change                         1,896,921   $ 48,428,692        170,886   $  2,908,311
                                ------------   -------------  -------------  -------------

                                   Shares         Amount         Shares         Amount
ADMIN CLASS                     ------------   ------------   ------------   ------------
Issued from the sale of shares     1,009,094   $ 25,783,740      1,146,366   $ 27,558,818
Issued in connection with the
  reinvestment of distributions      263,038      6,449,687         46,216      1,056,963
Redeemed                          (1,230,767)   (31,333,743)      (498,189)   (11,994,975)
                                ------------   -------------  -------------  -------------
Net change                            41,365   $    899,684        694,393   $ 16,620,806
                                ------------   -------------  -------------  -------------

                                                TAX-MANAGED EQUITY FUND

                                Year Ended September 30, 2005 Year Ended September 30, 2004
                                ----------------------------  ----------------------------

                                   Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS             ------------   ------------   ------------   ------------
Issued from the sale of shares       421,995   $  3,741,887        308,699   $  2,572,021
Issued in connection with the
  reinvestment of distributions        2,601         23,491          7,563         62,319
Redeemed                             (34,673)      (312,460)       (28,467)      (245,529)
                                ------------   -------------  -------------  -------------
Net change                           389,923   $  3,452,918        287,795   $  2,388,811
                                ------------   -------------  -------------  -------------

                                                      VALUE FUND

                                Year Ended September 30, 2005 Year Ended September 30, 2004
                                ----------------------------  ----------------------------

                                   Shares          Amount        Shares         Amount
INSTITUTIONAL CLASS             ------------    -----------   ------------   ------------
Issued from the sale of shares       141,305    $ 2,428,427        183,031   $  2,766,965
Issued in connection with the
  reinvestment of distributions       30,355        515,434         26,133        376,057
Redeemed                            (285,225)    (4,807,088)      (458,838)    (6,884,071)
Redeemed in kind*                         --             --       (455,344)    (7,194,435)
                                ------------    ------------  -------------  -------------
Net change                          (113,565)   $(1,863,227)      (705,018)  $(10,935,484)
                                ------------    ------------  -------------  -------------

* Redeemed in kind to a shareholder on June 25, 2004.

                                                   WORLDWIDE FUND

                                Year Ended September 30, 2005 Year Ended September 30, 2004
                                ----------------------------  ----------------------------

                                   Shares          Amount        Shares         Amount
INSTITUTIONAL CLASS             ------------    -----------   ------------    ----------
Issued from the sale of shares     2,600,338    $30,275,197        569,127    $5,599,341
Issued in connection with the
  reinvestment of distributions       42,385        458,186         46,883       447,733
Redeemed                            (307,403)    (3,348,977)       (48,543)     (481,727)
                                ------------    ------------  --------------  ------------
Net change                         2,335,320    $27,384,406        567,467    $5,565,347
                                ------------    ------------  --------------  ------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I and the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Tax-Managed Equity Fund , Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 23, 2005

2005 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2005, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                    QUALIFYING PERCENTAGE
Aggressive Growth Fund          14.13%
Small Cap Value Fund            14.99%
Tax-Managed Equity Fund        100.00%
Value Fund                     100.00%
Worldwide Fund                   8.80%

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as long-term capital gains distributions for the fiscal year ended September 30, 2005.

FUND                   AMOUNT
Small Cap Value Fund $37,569,886

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2005, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2005, complete information will be reported in conjunction with Form 1099-DIV.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS (UNAUDITED) At a special shareholders' meeting held on June 2, 2005, shareholders of Loomis Sayles Funds I, of which the Loomis Sayles Small Cap Value Fund is a series, voted for the following proposals:

1.  ELECTION OF TRUSTEES FOR LOOMIS SAYLES FUNDS I ("TRUST I")

                                          VOTES
                          VOTES FOR      WITHHELD      TOTAL VOTES
--------------------------------------------------------------------
Graham T. Allison, Jr. 347,025,779.284 4,735,065.448 351,760,844.732
Edward A. Benjamin     346,930,115.794 4,830,728.938 351,760,844.732
Daniel M. Cain         347,183,613.372 4,577,231.360 351,760,844.732
Paul G. Chenault       346,203,202.638 5,557,642.094 351,760,844.732
Kenneth J. Cowan       346,241,626.349 5,519,218.383 351,760,844.732
Richard Darman         347,067,297.262 4,693,547.470 351,760,844.732
Sandra O. Moose        347,038,363.631 4,722,481.101 351,760,844.732
John A. Shane          346,222,682.010 5,538,162.722 351,760,844.732
Charles D. Baker       347,063,088.707 4,697,756.025 351,760,844.732
Cynthia L. Walker      347,100,786.272 4,660,058.460 351,760,844.732
Robert J. Blanding     347,078,637.142 4,682,207.590 351,760,844.732
John T. Hailer         347,043,417.083 4,717,427.649 351,760,844.732

2. APPROVAL OF AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR TRUST I

                                ABSTAINED       BROKER
   VOTED FOR    VOTED AGAINST     VOTES        NON-VOTES      TOTAL VOTES
---------------------------------------------------------------------------
215,088,492.394 3,939,453.029 6,414,873.936 142,944,516.000 368,387,335.359

With respect to this proposal, the meeting was adjourned to June 22, 2005 due to insufficient votes to pass the proposal. The proposal passed on June 22, 2005.

At a special shareholders' meeting held on June 2, 2005, shareholders of Loomis Sayles Funds II, of which the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund are series, voted for the following proposals:

1. ELECTION OF TRUSTEES FOR LOOMIS SAYLES FUNDS II ("TRUST II")

                                           VOTES
                          VOTES FOR       WITHHELD         TOTAL
---------------------------------------------------------------------
Graham T. Allison, Jr. 132,584,909.794 22,128,560.082 154,713,469.876
Edward A. Benjamin     132,612,377.523 22,101,092.353 154,713,469.876
Daniel M. Cain         132,610,853.597 22,102,616.279 154,713,469.876
Paul G. Chenault       132,528,522.129 22,184,947.747 154,713,469.876
Kenneth J. Cowan       132,560,768.058 22,152,701.818 154,713,469.876
Richard Darman         132,450,040.167 22,263,429.709 154,713,469.876
Sandra O. Moose        132,566,101.551 22,147,368.325 154,713,469.876
John A. Shane          132,564,423.970 22,149,045.906 154,713,469.876
Charles D. Baker       132,593,048.677 22,120,421.199 154,713,469.876
Cynthia L. Walker      132,584,766.724 22,128,703.152 154,713,469.876
Robert J. Blanding     132,514,900.631 22,198,569.245 154,713,469.876
John T. Hailer         132,593,553.721 22,119,916.155 154,713,469.876

2. APPROVAL OF AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR TRUST II

                                ABSTAINED       BROKER
   VOTED FOR    VOTED AGAINST     VOTES        NON-VOTES      TOTAL VOTES
---------------------------------------------------------------------------
103,245,838.162 2,321,818.870 22,868,247.134 32,828,038.000 161,263,942.166

With respect to this proposal, the meeting was adjourned initially to June 22, 2005 and again to July 21, 2005 due to insufficient votes to pass the proposal. The proposal passed on July 21, 2005.

TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-343-2029.

                       POSITION(S) HELD WITH
                         THE TRUST, LENGTH                                                NUMBER OF PORTFOLIOS IN FUND
                          OF TIME SERVED              PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN*** AND OTHER
NAME AND DATE OF BIRTH  AND TERM OF OFFICE*            DURING PAST 5 YEARS**                   DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. Trustee, since 2003   Douglas Dillon Professor and Director of  38; Director, Taubman Centers,
(3/23/40)                Contract Review     the Belfer Center of Science and          Inc. (real estate investment trust);
                          and Governance     International Affairs, John F. Kennedy    Advisory Board Member, USEC
                         Committee Member    School of Government, Harvard             Inc. (energy supplier)
                                             University

Charles D. Baker       Trustee, since 2005   President and Chief Executive Officer,    38; None
(11/13/56)               Contract Review     Harvard Pilgrim Health Care (health plan)
                          and Governance
                         Committee Member

Edward A. Benjamin     Trustee, since 2002   Retired                                   38; Director, Coal, Energy
(5/30/38)                Contract Review                                               Investments & Management,
                          and Governance                                               LLC; Director, Precision Optics
                         Committee Member                                              Corporation (optics manufacturer)

Daniel M. Cain         Trustee, since 2003;  President and Chief Executive Officer,    38; Trustee, Universal Health
(2/24/45)               Co-Chairman of the   Cain Brothers & Company, Incorporated     Realty Income Trust; Director,
                        Board, since 2004    (investment banking)                      Sheridan Healthcorp (physician
                         Chairman of the                                               practice management)
                         Audit Committee

Paul G. Chenault       Trustee, since 2002   Retired; Trustee, First Variable Life     38; Director, Mailco Office
(9/12/33)              for Loomis Sayles I   (variable life insurance)                 Products, Inc. (mailing
                        and since 2000 for                                             equipment)
                         Loomis Sayles II
                         Contract Review
                          and Governance
                         Committee Member

Kenneth J. Cowan       Trustee, since 2003;  Retired                                   38; None
(4/5/32)                Co-Chairman of the
                        Board, since 2004
                         Chairman of the
                         Contract Review
                          and Governance
                            Committee

Richard Darman         Trustee, since 2003   Partner, The Carlyle Group (investments); 38; Director and Chairman of the
(5/10/43)                Contract Review     formerly, Professor, John F. Kennedy      Board of Directors, AES
                          and Governance     School of Government, Harvard             Corporation (independent power
                         Committee Member    University                                company); Chairman of the
                                                                                       Smithsonian National Museum of
                                                                                       American History; Trustee,
                                                                                       Howard Hughes Medical Institute

                        POSITION(S) HELD WITH
                          THE TRUST, LENGTH                                               NUMBER OF PORTFOLIOS IN FUND
                           OF TIME SERVED             PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN*** AND OTHER
NAME AND DATE OF BIRTH   AND TERM OF OFFICE*           DURING PAST 5 YEARS**                   DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose          Trustee, since 2003  President, Strategic Advisory Services   38; Director, Verizon
(2/17/42)                  Audit Committee    (management consulting); formerly,       Communications; Director, Rohm
                               Member         Senior Vice President and Director, The  and Haas Company (specialty
                                              Boston Consulting Group, Inc.            chemicals); Director, AES
                                              (management consulting)                  Corporation

John A. Shane            Trustee, since 2003  President, Palmer Service Corporation    38; Director, Gensym Corporation
(2/22/33)                  Contract Review    (venture capital organization)           (software and technology services
                           and Governance                                              provider); Director, Abt Associates
                              Committee                                                Inc. (research and consulting firm)
                               Member

Cynthia L. Walker        Trustee, since 2005  Dean for Finance and CFO (formerly,      38; None
(7/25/56)                  Audit Committee    Associate Dean for Finance & CFO),
                               Member         Harvard Medical School

INTERESTED TRUSTEES
Robert J. Blanding/1/      Trustee, since     President, Chairman, Director and Chief  38; None
(4/14/47)                       2002;         Executive Officer, Loomis, Sayles &
555 California Street    President and Chief  Company, L.P.;
San Francisco, CA 94104 Executive Officer of
                            Loomis Sayles
                          Funds I and Chief
                        Executive Officer of
                            Loomis Sayles
                           Funds II, since
                                2003

John T. Hailer/2/        Trustee, since 2003  President and Chief Executive Officer,   38; None
(11/23/60)                  President of      IXIS Asset Management Distributors,
                            Loomis Sayles     L.P.; President and Chief Executive
                            Funds II and      Officer, IXIS Advisor Funds
                           Executive Vice
                            President of
                            Loomis Sayles
                         Funds I, since 2003

OFFICERS
Coleen Downs Dinneen      Secretary, Clerk    Senior Vice President, General Counsel,  Not Applicable
(12/16/60)                 and Chief Legal    Secretary and Clerk (formerly, Deputy
                         Officer, since 2003  General Counsel, Assistant Secretary and
                                              Assistant Clerk) IXIS Asset Management
                                              Distribution Corporation, IXIS Asset
                                              Management Distributors, L.P. and IXIS
                                              Asset Management Advisors, L.P.

Michael C. Kardok       Treasurer, Principal  Senior Vice President, IXIS Asset        Not Applicable
(7/17/59)                   Financial and     Management Advisors, L.P. and IXIS
                         Accounting Officer,  Asset Management Distributors, L.P.;
                             since 2004       formerly, Senior Director, PFPC Inc.

                       POSITION(S) HELD WITH
                         THE TRUST, LENGTH                                              NUMBER OF PORTFOLIOS IN FUND
                          OF TIME SERVED              PRINCIPAL OCCUPATION(S)           COMPLEX OVERSEEN*** AND OTHER
NAME AND DATE OF BIRTH  AND TERM OF OFFICE*            DURING PAST 5 YEARS**                 DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------
Max J. Mahoney              Anti-Money       Senior Vice President, Deputy General      Not Applicable
(5/1/62)                Laundering Officer   Counsel, Assistant Secretary and Assistant
                           and Assistant     Clerk, IXIS Asset Management
                         Secretary, since    Distribution Corporation, IXIS Asset
                               2005          Management Distributors, L.P. and IXIS
                                             Asset Management Advisors, L.P.; Chief
                                             Compliance Officer, IXIS Asset
                                             Management Advisors, L.P.; formerly,
                                             Senior Counsel, MetLife, Inc.; formerly,
                                             Associate Counsel, LPL Financial Services,
                                             Inc.

John E. Pelletier         Chief Operating    Executive Vice President and Chief         Not Applicable
(6/24/64)               Officer, since 2004  Operating Officer (formerly, General
                                             Counsel, Secretary and Clerk), IXIS Asset
                                             Management Distributors, L.P. and IXIS
                                             Asset Management Advisors, L.P.;
                                             Executive Vice President (formerly, Senior
                                             Vice President, General Counsel, Secretary
                                             and Clerk), IXIS Asset Management
                                             Distribution Corporation; formerly,
                                             Director IXIS Asset Management Services
                                             Company

Daniel J. Fuss            Executive Vice     Vice Chairman and Director, Loomis         Not Applicable
(9/27/33)                President, since    Sayles & Company, L.P.; Prior to 2002,
One Financial Center           2003          President and Trustee of Loomis Sayles
Boston, MA 02111                             Funds II

Kristin Vigneaux         Chief Compliance    Chief Compliance Officer for Mutual        Not Applicable
(9/25/69)               Officer, since 2004  Funds, IXIS Asset Management
                                             Distributors, L.P. and IXIS Asset
                                             Management Advisors, L.P; formerly, Vice
                                             President, IXIS Asset Management
                                             Services Company

* The year provided is the earliest year during which a Trustee was elected or appointed to the Trusts. All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72, but was suspended for the calendar year 2006. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy but to designate 2006 as a transition period so that any Trustees who are currently 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006.
** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor and Loomis Sayles Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis, Sayles & Company, L.P.("Loomis Sayles") are omitted if not materially different from a trustee's or officer's current position with such entity.
*** The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.
1 Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.
2 Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation, President and Chief Executive Officer of IXIS Asset Management Advisors, L.P.

                       [LOGO]

  Annual Report
  September 30, 2005
[LOGO]


Loomis Sayles Investment Grade Bond Fund
TABLE OF CONTENTS

Management Discussion
and Performance........Page 1

Schedule of InvestmentsPage 7

Financial Statements..Page 11

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND

PORTFOLIO PROFILE



Objective:
High total investment return through a combination of current income and capital appreciation

--------------------------------------------------------------------------------
Strategy:
Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in lower-rated, fixed-income securities

--------------------------------------------------------------------------------
Fund Inception:
December 31, 1996

--------------------------------------------------------------------------------
Managers:
Daniel Fuss
Steven Kaseta
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LIGRX
                                 Class B LGBBX
                                 Class C LGBCX
                                 Class Y LSIIX
                                 Class J LIGJX

--------------------------------------------------------------------------------
What You Should Know:
This fund invests in fixed-income securities that are subject to credit risk, interest rate risk and liquidity risk. It may also invest in foreign and emerging market securities, which have special risks, as well as in mortgage-related securities that are subject to prepayment risk.

Management Discussion
--------------------------------------------------------------------------------

High-yielding domestic corporate bonds and international investment-grade bonds both outperformed U.S. government securities and investment-grade domestic corporate bonds during the fiscal year ended September 30, 2005. Within the U.S. high-grade market, long-term securities provided better returns than short- and intermediate-term debt, as 30-year Treasuries rallied, despite increases in short-term interest rates.

For the fiscal year ended September 30, 2005, Loomis Sayles Investment Grade Bond Fund substantially outperformed its benchmark and its Morningstar peer group average. The fund's Class A shares had a total return of 6.83% at net asset value, assuming $0.91 in reinvested dividends during the period, while the benchmark Lehman U.S. Government/Credit Index returned 2.58%. For the same period, the average return on Morningstar's Long-Term Bond category was 4.04%. The fund's 30-day SEC yield was 4.02% at September 30, 2005.

EMPHASIS ON FOREIGN BONDS, HIGH-YIELD DEBT HELPED PERFORMANCE
Throughout the 12 months, we maintained the fund's emphasis in debt securities denominated in Canadian dollars and in international currencies, reducing its exposure to the effects of rising interest rates in the U.S. bond market. These non-U.S. holdings were the largest contributors to the fund's performance, as yields of U.S. bonds maturing in ten years or less tended to rise, causing prices to fall. In fact, the three individual issues with the greatest positive impact on the fund's return were issued by government agencies in Brazil, Mexico and Canada. Performance was also supported by our investments in lower-rated, higher-yielding securities, including domestic corporate bonds and emerging market debt.

Our strategy was to diversify among securities of different maturities, favoring short-term bonds that typically are less volatile in response to interest-rate changes, and to continue taking advantage of global opportunities. In implementing that policy, we shortened the portfolio's duration (a measure of sensitivity to interest rates) from 5.5 years at the start of the fiscal year to slightly less than 4.1 years by September 30, 2005. Relative to the benchmark, the fund remained underweight in U.S. Treasuries. We also de-emphasized investment-grade domestic corporate bonds because we believe they offered little yield advantage over foreign government securities during this period. However, we actively pursued opportunities within the U.S. high-yield markets and in emerging-market sectors.

SHORT-TERM GOVERNMENT AND AUTO-INDUSTRY BONDS WERE NEGATIVE
Our investments in shorter-term Treasuries and government agency securities held back performance. Long-term Treasuries substantially outperformed shorter-term securities as long-term yields declined over the period, while yields on shorter-term issues rose. In addition, bonds issued by the major U.S. auto companies were downgraded, many to junk bond status, and their prices fell sharply. The fund's holdings in bonds issued by General Motors and Ford Motor declined during the period, along with bonds issued by auto-parts giant, Delphi Corporation.

GLOBAL BONDS CONTINUE TO LOOK ATTRACTIVE
We believe there is greater potential in global bonds than in domestic securities in the coming months. Some markets, such as the United Kingdom, have raised their short-term interest rates more than has the United States and so may offer the potential for higher returns. Prospects for foreign currencies, particularly in Asia, also may continue to provide opportunities, assuming the government in China allows that country's currency to be revalued.

Domestically, we think the Federal Reserve will continue to raise short-term rates, at least through early 2006, and the yield curve - which reflects the difference between short- and long-term interest rates - will continue to flatten. Consequently, we expect to maintain a relatively short duration, making the fund less sensitive to changes in interest rates than the benchmark. Within the fund's domestic investment-grade universe, BBB-rated securities appear to offer the best potential opportunities.

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Investment Results through September 30, 2005
--------------------------------------------------------------------------------



PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1/



                                    [CHART]

              December 31, 1996 (inception) through March 31, 2005
                                                                   Lehman
              Net Asset     Maximum        Lipper BBB           U.S. Government/
               Value (2) Sales Charge (3) Rated Funds Index      Credit Index
               --------- ---------------  -----------------  ------------------
  12/31/1996    $10,000     $ 9,550            $10,000             $10,000
  1/31/1997       9,950       9,502             10,032              10,012
  2/28/1997      10,150       9,693             10,089              10,033
  3/31/1997       9,930       9,483              9,933               9,914
  4/30/1997      10,130       9,674             10,080              10,059
  5/31/1997      10,323       9,858             10,195              10,153
  6/30/1997      10,586      10,110             10,347              10,274
  7/31/1997      11,272      10,765             10,705              10,589
  8/31/1997      10,953      10,460             10,563              10,470
  9/30/1997      11,262      10,755             10,749              10,635
  10/31/1997     11,427      10,913             10,858              10,805
  11/30/1997     11,407      10,894             10,911              10,862
  12/31/1997     11,429      10,914             11,029              10,976
  1/31/1998      11,536      11,017             11,169              11,131
  2/28/1998      11,568      11,048             11,165              11,108
  3/31/1998      11,708      11,181             11,222              11,142
  4/30/1998      11,754      11,225             11,270              11,198
  5/31/1998      11,820      11,288             11,366              11,318
  6/30/1998      11,797      11,266             11,450              11,434
  7/31/1998      11,650      11,126             11,441              11,443
  8/31/1998      11,150      10,648             11,358              11,666
  9/30/1998      11,405      10,892             11,592              12,000
  10/31/1998     11,291      10,783             11,449              11,915
  11/30/1998     11,665      11,140             11,660              11,986
  12/31/1998     11,764      11,235             11,689              12,016
  1/31/1999      11,952      11,415             11,791              12,101
  2/28/1999      11,799      11,268             11,536              11,813
  3/31/1999      12,070      11,527             11,665              11,872
  4/30/1999      12,354      11,799             11,748              11,901
  5/31/1999      12,247      11,696             11,590              11,779
  6/30/1999      12,211      11,662             11,529              11,742
  7/31/1999      11,994      11,454             11,471              11,709
  8/31/1999      11,951      11,413             11,428              11,700
  9/30/1999      12,115      11,570             11,526              11,805
  10/31/1999     12,112      11,567             11,549              11,836
  11/30/1999     12,145      11,598             11,577              11,829
  12/31/1999     12,194      11,645             11,558              11,757
  1/31/2000      12,194      11,645             11,524              11,754
  2/29/2000      12,580      12,014             11,666              11,902
  3/31/2000      12,754      12,180             11,774              12,074
  4/30/2000      12,423      11,864             11,631              12,015
  5/31/2000      12,305      11,752             11,542              12,004
  6/30/2000      12,663      12,094             11,834              12,249
  7/31/2000      12,814      12,237             11,885              12,379
  8/31/2000      13,056      12,469             12,102              12,553
  9/30/2000      12,949      12,367             12,136              12,601
  10/31/2000     12,844      12,266             12,097              12,680
  11/30/2000     13,090      12,501             12,209              12,896
  12/31/2000     13,529      12,921             12,465              13,151
  1/31/2001      13,755      13,136             12,767              13,372
  2/28/2001      13,861      13,238             12,893              13,509
  3/31/2001      13,683      13,067             12,885              13,571
  4/30/2001      13,473      12,867             12,814              13,470
  5/31/2001      13,594      12,983             12,930              13,547
  6/30/2001      13,662      13,048             12,945              13,612
  7/31/2001      14,009      13,379             13,238              13,951
  8/31/2001      14,327      13,683             13,397              14,131
  9/30/2001      14,035      13,404             13,283              14,261
  10/31/2001     14,647      13,988             13,564              14,622
  11/30/2001     14,441      13,791             13,476              14,382
  12/31/2001     14,295      13,651             13,394              14,269
  1/31/2002      14,393      13,746             13,467              14,374
  2/28/2002      14,536      13,882             13,532              14,496
  3/31/2002      14,191      13,553             13,354              14,202
  4/30/2002      14,600      13,943             13,559              14,477
  5/31/2002      14,786      14,120             13,666              14,610
  6/30/2002      14,753      14,089             13,602              14,735
  7/31/2002      14,471      13,820             13,533              14,912
  8/31/2002      14,991      14,316             13,807              15,247
  9/30/2002      15,018      14,342             13,931              15,575
  10/31/2002     14,928      14,256             13,832              15,426
  11/30/2002     15,243      14,557             14,031              15,435
  12/31/2002     15,810      15,098             14,358              15,844
  1/31/2003      16,078      15,355             14,453              15,843
  2/28/2003      16,427      15,688             14,696              16,125
  3/31/2003      16,508      15,765             14,721              16,104
  4/30/2003      17,072      16,304             15,019              16,277
  5/31/2003      17,921      17,114             15,412              16,739
  6/30/2003      18,007      17,197             15,432              16,672
  7/31/2003      17,148      16,376             14,906              15,973
  8/31/2003      17,230      16,455             15,024              16,079
  9/30/2003      18,116      17,307             15,486              16,588
  10/31/2003     18,071      17,257             15,425              16,378
  11/30/2003     18,408      17,580             15,531              16,421
  12/31/2003     18,869      18,020             15,757              16,583
  1/31/2004      18,997      18,142             15,901              16,734
  2/29/2004      19,143      18,282             16,041              16,939
  3/31/2004      19,346      18,476             16,151              17,094
  4/30/2004      18,588      17,751             15,740              16,569
  5/31/2004      18,432      17,602             15,620              16,485
  6/30/2004      18,574      17,738             15,712              16,552
  7/31/2004      18,796      17,951             15,877              16,727
  8/31/2004      19,321      18,451             16,199              17,081
  9/30/2004      19,700      18,813             16,300              17,141
  10/31/2004     20,115      19,210             16,461              17,289
  11/30/2004     20,401      19,483             16,406              17,097
  12/31/2004     20,650      19,721             16,593              17,279
  1/31/2005      20,528      19,604             16,681              17,399
  2/28/2005      20,661      19,732             16,654              17,284
  3/31/2005      20,420      19,501             16,467              17,163
  4/30/2005      20,444      19,524             16,601              17,420
  5/31/2005      20,538      19,614             16,774              17,638
  6/30/2005      20,762      19,828             16,916              17,754
  7/31/2005      20,712      19,780             16,838              17,554
  8/31/2005      21,077      20,128             17,047              17,816
  9/30/2005      21,052      20,107             16,877              17,583





Average Annual Total Returns -- September 30, 2005


                                                          SINCE FUND
                                     1 YEAR/5/ 5 YEARS/5/ INCEPTION/5/
CLASS A/1/
Net Asset Value/2/                     6.83%     10.20%      8.88%
With Maximum Sales Charge/3/           2.01       9.18       8.31

CLASS B/1/
Net Asset Value/2/                     5.89       9.21       7.90
With CDSC/4/                           0.96       8.93       7.90

CLASS C/1/
Net Asset Value/2/                     5.91       9.21       7.90
With CDSC/4/                           4.92       9.21       7.90

CLASS Y/1/
Net Asset Value/2/                     7.13      10.48       9.16

CLASS J/1/
Net Asset Value/2/                     6.36       9.67       8.35
With Sales Charge/4/                   2.63       8.89       7.90
----------------------------------------------------------------------
                                                          SINCE FUND
COMPARATIVE PERFORMANCE               1 YEAR    5 YEARS   INCEPTION/6/
Lipper BBB Rated Funds Index           3.54%      6.82%      6.16%
Lipper BBB Rated Funds Avg.            3.19       6.93       6.11
Lehman U.S. Government/Credit Index    2.58       6.89       6.66
Morningstar Long-Term Bond Fund Avg.   4.04       7.61       6.62

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y, the successor to the fund's Institutional Class, is only available to certain institutional investors. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.

Portfolio Facts



                   % of Net Assets as of
CREDIT QUALITY     3/31/05    9/30/05
----------------------------------------
A                    2.8        3.1
----------------------------------------
Aa                  13.0       13.5
----------------------------------------
Aaa                 45.4       43.3
----------------------------------------
B                    1.4        0.7
----------------------------------------
Ba                   9.0        9.2
----------------------------------------
Baa                 18.8       16.8
----------------------------------------
Caa                  1.5        1.6
----------------------------------------
Not rated*           4.2        8.3
----------------------------------------
Short term & other   3.9        3.0
----------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          3/31/05     9/30/05
--------------------------------------------------
1 year or less               5.9        11.8
--------------------------------------------------
1-5 years                   45.4        48.4
--------------------------------------------------
5-10 years                  34.3        26.3
--------------------------------------------------
10+ years                   14.4        13.5
--------------------------------------------------
Average Effective Maturity   6.3 years   5.7 years
--------------------------------------------------

  Portfolio characteristics will vary.

See page 3 for descriptions of the fund's indexes.
NOTES TO CHARTS
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.
/1/Returns shown in the chart include performance of the fund's Retail Class shares (inception: 12/31/96), which were converted to Class A shares on 9/12/03. Retail Class was closed on 12/18/00 and recommenced operations on 1/31/02; Institutional Class performance is shown for the intervening period, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class J shares (5/24/99), performance is based on prior Institutional Class performance, restated to reflect the load and expenses of Class J shares. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to 9/12/03, the fund (except Class J) was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 4.50%.
/4/Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase. Performance for Class J shares assumes a 3.50% sales charge.
/5/Fund performance has been increased by expense waivers, without which performance would have been lower.
/6/The since-inception performance comparisons shown are calculated from 12/31/96.

                            ADDITIONAL INFORMATION


The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing. INDEX/AVERAGE DESCRIPTIONS:
Lehman U.S. Government/Credit Index is an unmanaged list of publicly traded bonds, including U.S. government bonds, U.S. Treasury securities and corporate bonds.

Lipper BBB Rated Funds Average is the average performance without sales charges of all mutual funds in a stated category, as calculated by Lipper, Inc.

Lipper BBB Rated Funds Index is an equally weighted index typically consisting of the 30 largest mutual funds within the category, as calculated by Lipper, Inc.

Morningstar Long-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
PROXY VOTING INFORMATION
A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvi-sorfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the fund's website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                      UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. In addition, the fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2005 through September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES INVESTMENT GRADE BOND FUND         4/1/05                9/30/05              4/1/05 - 9/30/05
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,030.70                  $4.84
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.30                  $4.81
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,027.00                  $8.64
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.55                  $8.59
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,026.30                  $8.64
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.55                  $8.59
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,032.70                  $2.80
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,022.31                  $2.79
------------------------------------------------------------------------------------------------------------------
CLASS J
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,028.80                  $6.61
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.55                  $6.58
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio: 0.95%, 1.70%, 1.70%, 1.30% and 0.55% for Class A, B, C, J and Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

               BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT


The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreement (the "Agreement") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund's investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund's performance benchmarks,
(ii) information on the Fund's advisory fee and other expenses, including information comparing the Fund's expenses to those of a peer group of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Fund's adviser (the "Adviser"), and
(v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (i) the Adviser's financial results and financial condition, (ii) the Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund's shares, (iv) the procedures employed to determine the value of the Fund's assets, (v) the allocation of the Fund's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser and its affiliates.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in May 2005. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Trustees considered not only the advisory services provided by the Adviser but also the services provided by the Adviser's affiliates to the Fund, including the monitoring and board reporting services provided. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of peer groups of funds and the Fund's performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

After reviewing the information, the Board concluded that the Fund's performance supported the renewal of the Agreement. The Trustees also considered the Adviser's performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser and its affiliates to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This

               BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

information included comparisons (provided both by management and also by an independent third party) of the Fund's advisory fee and total expense levels to those of its peer group and information about the advisory fee charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund's advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees also noted management's stated justification for the fees charged to the Fund, which included information about the performance of the Fund, the services provided to the Fund and management's view as to why it was appropriate that the Funds bear total expenses greater than their peer group median for Class J shares.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense levels of the Fund, and whether the Adviser had implemented expense caps with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers. The Trustees noted that the Fund benefited from an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Fund.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering transfer agency and administrative services.

.. so-called "fallout benefits" to the Adviser and its affiliates, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. The Trustees also considered the fact that Loomis Sayles' parent company benefits from the retention of affiliated service providers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory agreement should be continued through June 30, 2006.

      LOOMIS SAYLES INVESTMENT GRADE BOND FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2005

   Principal
    Amount      Description                                               Value (a)
--------------------------------------------------------------------------------------
Bond and Notes -- 97.1% of Total Net Assets
Non-Convertible Bonds -- 94.6%
                Aerospace & Defense -- 0.0%
$       145,000 Raytheon Co.,
                7.375%, 7/15/2025                                      $       148,848
                                                                       ---------------
                Airlines -- 1.9%
        449,167 American Airlines, Inc.,
                6.978%, 4/01/2011                                              454,929
      1,000,000 American Airlines, Inc., Class B,
                8.608%, 4/01/2011                                              935,918
      1,814,793 Continental Airlines, Inc.,
                6.703%, 12/15/2022                                           1,724,186
        780,178 Continental Airlines, Inc., Series 1998-1A,
                6.648%, 9/15/2017                                              754,108
      1,111,131 Continental Airlines, Inc., Series 1999-1A,
                6.545%, 2/02/2019                                            1,089,485
        354,513 Continental Airlines, Inc., Series 1999-2,
                7.256%, 3/15/2020                                              356,114
      1,767,095 Continental Airlines, Inc., Series 2000-2,
                7.707%, 10/02/2022                                           1,752,871
        601,716 US Airways,
                6.850%, 1/30/2018                                              598,596
                                                                       ---------------
                                                                             7,666,207
                                                                       ---------------
                Asset-Backed Securities -- 0.6%
        966,446 Community Program Loan Trust, Series 1987-A, Class A4,
                4.500%, 10/01/2018                                             956,903
      1,700,000 Community Program Loan Trust, Series 1987-A, Class A5,
                4.500%, 4/01/2029                                            1,591,406
                                                                       ---------------
                                                                             2,548,309
                                                                       ---------------
                Automotive -- 3.6%
        375,000 Cummins Engine Co., Inc.,
                7.125%, 3/01/2028                                              380,625
      3,150,000 Delphi Automotive Systems Corp.,
                7.125%, 5/01/2029(c)(g)                                      2,016,000
      2,500,000 Ford Motor Co.,
                6.375%, 2/01/2029                                            1,793,750
        700,000 Ford Motor Credit Co.,
                7.375%, 10/28/2009                                             676,163
      1,500,000 General Motors Acceptance Corp.,
                6.875%, 9/15/2011                                            1,364,419
      3,000,000 General Motors Acceptance Corp.,
                7.000%, 12/07/2005, (GBP)                                    5,301,451
      3,050,000 General Motors Acceptance Corp.,
                7.500%, 12/01/2006, (NZD)                                    2,017,070
        700,000 General Motors Corp.,
                6.750%, 5/01/2028                                              484,750
        950,000 GMAC International Finance BV,
                8.000%, 3/14/2007, (NZD)                                       643,888
                                                                       ---------------
                                                                            14,678,116
                                                                       ---------------
                Banking -- 6.8%
  2,120,000,000 Barclays Financial LLC,
                4.060%, 9/16/2010, (KRW), 144A                               1,988,005
    144,000,000 Barclays Financial LLC,
                4.100%, 3/22/2010, (THB), 144A                               3,289,775
    140,000,000 Barclays Financial LLC,
                4.160%, 2/22/2010, (THB), 144A                               3,209,648
  3,000,000,000 Barclays Financial LLC,
                4.460%, 9/23/2010, (KRW), 144A                               2,861,658

   Principal
    Amount      Description                                            Value (a)
-----------------------------------------------------------------------------------
                Banking -- continued
$     1,500,000 CIT Group, Inc.,
                5.500%, 12/01/2014, (GBP)                           $     2,707,965
      9,860,000 Citibank NA,
                15.000%, 7/02/2010, (BRL), 144A                           4,628,660
      4,500,000 HSBC Bank USA,
                3.310%, 8/25/2010, 144A                                   4,557,600
     18,000,000 J.P. Morgan Chase & Co.,
                Zero Coupon Bond, 5/10/2010, (BRL), 144A                  4,326,731
        250,000 J.P. Morgan Chase & Co.,
                4.000%, 2/01/2008                                           246,702
        100,000 Key Bank NA,
                6.950%, 2/01/2028(c)                                        115,292
                                                                    ---------------
                                                                         27,932,036
                                                                    ---------------
                Beverages -- 0.4%
      1,525,000 Cia Brasileira de Bebidas,
                8.750%, 9/15/2013                                         1,810,938
                                                                    ---------------
                Brokerage -- 0.2%
      1,000,000 Morgan Stanley,
                3.625%, 4/01/2008                                           976,177
                                                                    ---------------
                Consumer Products -- 0.4%
      1,400,000 Bausch & Lomb, Inc.,
                7.125%, 8/01/2028                                         1,508,410
                                                                    ---------------
                Electric -- 2.7%
      2,750,000 Constellation Energy Group, Inc.,
                4.550%, 6/15/2015                                         2,583,482
      5,500,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
                7.875%, 2/01/2027                                         5,920,128
      1,000,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
                8.350%, 8/01/2013                                         1,138,314
      1,500,000 MidAmerican Energy Holdings Co.,
                5.875%, 10/01/2012                                        1,565,111
         44,625 Quezon Power Philippines Co.,
                8.860%, 6/15/2017                                            43,509
                                                                    ---------------
                                                                         11,250,544
                                                                    ---------------
                Foreign Agencies -- 1.1%
        220,000 Alberta Municipal Funding Corp.,
                5.700%, 9/01/2011, (CAD)                                    206,590
      3,670,000 Pemex Project Funding Master Trust,
                8.625%, 12/01/2023, 144A                                  4,468,225
                                                                    ---------------
                                                                          4,674,815
                                                                    ---------------
                Foreign Local Governments -- 9.6%
     19,100,000 Kommunekredit,
                5.000%, 6/07/2006, (NOK)                                  2,959,219
         34,839 Province of Alberta,
                5.930%, 9/16/2016, (CAD)                                     32,990
      4,525,000 Province of British Columbia,
                5.250%, 12/01/2006, (CAD)                                 3,977,757
      5,175,000 Province of British Columbia,
                6.000%, 6/09/2008, (CAD)                                  4,738,698
      3,275,000 Province of British Columbia,
                6.250%, 12/01/2009, (CAD)                                 3,097,685
      3,285,000 Province of Manitoba,
                4.450%, 12/01/2008, (CAD)                                 2,902,838
      6,510,000 Province of Manitoba,
                5.750%, 6/02/2008, (CAD)                                  5,922,728
        500,000 Province of Nova Scotia,
                6.600%, 6/01/2027, (CAD)                                    543,325

                See accompanying notes to financial statements.

Investments as of September 30, 2005

   Principal
    Amount      Description                                 Value (a)
---------------------------------------------------------------------------
                Foreign Local Governments -- continued
$       700,000 Province of Ontario,
                3.500%, 9/08/2006, (CAD)                 $       603,270
      4,490,000 Province of Ontario,
                5.900%, 3/08/2006, (CAD)                       3,909,448
      7,500,000 Province of Saskatchewan,
                4.750%, 12/01/2006, (CAD)                      6,555,097
        550,000 Province of Saskatchewan,
                5.500%, 6/02/2008, (CAD)                         497,323
      4,110,000 Province of Saskatchewan,
                6.000%, 6/01/2006, (CAD)                       3,599,653
                                                         ---------------
                                                              39,340,031
                                                         ---------------
                Government Owned -- No Guarantee -- 0.9%
      5,150,000 SLM Corp.,
                6.500%, 6/15/2010, (NZD)                       3,526,884
                                                         ---------------
                Government Agencies -- 11.8%
      1,250,000 Federal Home Loan Mortgage Corp.,
                3.220%, 6/20/2007, (SGD)                         748,655
        244,408 Federal Home Loan Mortgage Corp.,
                5.000%, 12/01/2031                               239,943
      9,250,000 Federal Home Loan Mortgage Corp.,
                5.500%, 9/15/2011                              9,680,254
      7,500,000 Federal Home Loan Mortgage Corp.,
                5.750%, 1/15/2012                              7,960,545
        700,000 Federal National Mortgage Association,
                Zero Coupon Bond, 10/29/2007, (NZD)              421,118
     16,000,000 Federal National Mortgage Association,
                2.290%, 2/19/2009, (SGD)                       9,374,749
      1,850,000 Federal National Mortgage Association,
                5.375%, 11/15/2011(c)                          1,926,962
     17,450,000 Federal National Mortgage Association,
                5.500%, 3/15/2011(c)                          18,226,228
         58,491 Federal National Mortgage Association,
                6.000%, 7/01/2029                                 59,597
                                                         ---------------
                                                              48,638,051
                                                         ---------------
                Healthcare -- 3.2%
      2,625,000 Columbia/HCA Healthcare Corp.,
                7.050%, 12/01/2027                             2,479,344
        250,000 Columbia/HCA Healthcare Corp.,
                7.500%, 12/15/2023                               248,269
        620,000 Columbia/HCA Healthcare Corp.,
                7.580%, 9/15/2025                                614,366
      1,000,000 Columbia/HCA Healthcare Corp.,
                7.750%, 7/15/2036                                991,825
      5,000,000 HCA, Inc.,
                5.750%, 3/15/2014                              4,765,860
        800,000 HCA, Inc.,
                6.250%, 2/15/2013                                790,752
      3,250,000 HCA, Inc.,
                6.300%, 10/01/2012                             3,230,438
                                                         ---------------
                                                              13,120,854
                                                         ---------------
                Home Construction -- 0.1%
        250,000 Pulte Homes, Inc.,
                5.250%, 1/15/2014                                240,515
                                                         ---------------
                Independent/Energy -- 0.2%
        500,000 Devon Financing Corp. LLC,
                7.875%, 9/30/2031                                629,641
                                                         ---------------

   Principal
    Amount      Description                                     Value (a)
----------------------------------------------------------------------------
                Integrated/Energy -- 0.1%
$       150,000 Cerro Negro Finance Ltd.,
                7.900%, 12/01/2020, 144A                     $       142,875
        200,000 Petrozuata Finance, Inc.,
                8.220%, 4/01/2017, 144A                              191,000
                                                             ---------------
                                                                     333,875
                                                             ---------------
                Life Insurance -- 1.7%
     11,700,000 ASIF Global Financing XXVII,
                2.380%, 2/26/2009, (SGD), 144A                     6,847,983
                                                             ---------------
                Media Cable -- 1.1%
      3,750,000 Cox Communications, Inc., Class A,
                6.750%, 3/15/2011,                                 4,002,615
        350,000 NTL Cable PLC,
                9.750%, 4/15/2014, (GBP)                             621,960
                                                             ---------------
                                                                   4,624,575
                                                             ---------------
                Media NonCable -- 0.8%
      2,500,000 Clear Channel Communications, Inc.,
                4.250%, 5/15/2009(c)                               2,411,130
      1,000,000 Clear Channel Communications, Inc.,
                5.750%, 1/15/2013(c)                                 989,497
                                                             ---------------
                                                                   3,400,627
                                                             ---------------
                Metals & Mining -- 0.4%
      1,500,000 Teck Cominco Ltd.,
                7.000%, 9/15/2012                                  1,639,386
                                                             ---------------
                Mortgage Related -- 0.8%
      3,000,000 Bank of America Commercial Mortgage, Inc.,
                5.464%, 4/11/2037                                  3,083,217
                                                             ---------------
                Non-Captive Consumer -- 0.3%
      1,000,000 Capital One Bank,
                6.700%, 5/15/2008                                  1,045,035
                                                             ---------------
                Non-Captive Diversified -- 0.8%
      4,200,000 General Electric Capital Corp.,
                6.625%, 2/04/2010, (NZD)                           2,887,770
        500,000 General Electric Capital Corp., Series EMTN,
                1.725%, 6/27/2008, (SGD)                             288,858
                                                             ---------------
                                                                   3,176,628
                                                             ---------------
                Oil Field Services -- 0.4%
        250,000 Ensco International, Inc.,
                6.750%, 11/15/2007                                   259,818
        665,000 Pecom Energia SA,
                8.125%, 7/15/2010, 144A                              711,550
        600,000 Transocean Sedco Forex, Inc.,
                7.375%, 4/15/2018                                    714,362
                                                             ---------------
                                                                   1,685,730
                                                             ---------------
                Paper -- 1.1%
      2,225,000 Georgia-Pacific Corp.,
                7.375%, 12/01/2025                                 2,314,000
        750,000 International Paper Co.,
                4.000%, 4/01/2010(c)                                 714,374
        300,000 International Paper Co.,
                5.250%, 4/01/2016                                    290,368
        145,000 Weyerhaeuser Co.,
                6.750%, 3/15/2012                                    156,680
      1,000,000 Weyerhaeuser Co.,
                7.125%, 7/15/2023                                  1,103,248
                                                             ---------------
                                                                   4,578,670
                                                             ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

   Principal
    Amount      Description                              Value (a)
---------------------------------------------------------------------
                Pharmaceuticals -- 0.1%
$       500,000 Schering-Plough Corp.,
                5.550%, 12/01/2013                    $       515,563
                                                      ---------------
                Pipelines -- 1.3%
         70,000 Coastal Corp.,
                6.375%, 2/01/2009                              68,250
      2,425,000 Coastal Corp.,
                6.950%, 6/01/2028                           2,182,500
        250,000 Coastal Corp.,
                7.750%, 6/15/2010                             255,000
        935,000 El Paso Corp.,
                7.000%, 5/15/2011(c)                          932,662
      1,720,000 El Paso Energy Corp.,
                6.750%, 5/15/2009(c)                        1,702,800
                                                      ---------------
                                                            5,141,212
                                                      ---------------
                Railroads -- 1.2%
      5,000,000 Canadian Pacific Railway Ltd.,
                4.900%, 6/15/2010, (CAD), 144A              4,447,656
        195,000 Missouri Pacific Railroad Co.,
                4.750%, 1/01/2020                             164,833
        243,000 Missouri Pacific Railroad Co.,
                4.750%, 1/01/2030                             197,800
        281,000 Missouri Pacific Railroad Co.,
                5.000%, 1/01/2045                             209,506
                                                      ---------------
                                                            5,019,795
                                                      ---------------
                Real Estate Investment Trusts -- 1.5%
      4,000,000 Colonial Reality LP
                4.800%, 4/01/2011                           3,870,680
      1,000,000 EOP Operating LP,
                6.750%, 2/15/2012                           1,081,528
        234,000 iStar Financial, Inc., Series REGS,
                5.700%, 3/01/2014                             234,219
      1,000,000 Spieker Properties, Inc.,
                7.350%, 12/01/2017                          1,155,557
                                                      ---------------
                                                            6,341,984
                                                      ---------------
                Restaurants -- 0.2%
      1,000,000 McDonald's Corp.,
                3.627%, 10/10/2010, (SGD)                     608,434
                                                      ---------------
                Retailers -- 0.0%
         22,000 J.C. Penney Co., Inc.,
                7.125%, 11/15/2023                             24,200
                                                      ---------------
                Sovereigns -- 18.2%
     13,725,000 Canadian Government,
                4.250%, 9/01/2008, (CAD)                   12,073,041
     16,265,000 Canadian Government,
                4.500%, 9/01/2007, (CAD)                   14,292,213
      9,600,000 Canadian Government,
                5.500%, 6/01/2010, (CAD)                    8,924,490
      5,000,000 Canadian Government, Series WH31,
                6.000%, 6/01/2008, (CAD)                    4,582,796
     14,310,000 Government of Sweden, Series 1040,
                6.500%, 5/05/2008, (SEK)                    2,034,254
     55,815,000 Government of Sweden, Series 1045,
                5.250%, 3/15/2011, (SEK)                    8,083,445
     15,000,000 Kingdom of Norway,
                5.500%, 5/15/2009, (NOK)                    2,474,470
     44,930,000 Kingdom of Norway,
                6.750%, 1/15/2007, (NOK)                    7,212,048

   Principal
    Amount      Description                                      Value (a)
-----------------------------------------------------------------------------
                Sovereigns -- continued
$    23,000,000 Mexican Fixed Rate Bonds
                8.000%, 12/07/2023, (MXN)                     $     1,979,279
     77,000,000 Mexican Fixed Rate Bonds,
                9.000%, 12/20/2012, (MXN)                           7,337,083
      2,202,913 PF Export Receivables Master Trust,
                6.436%, 6/01/2015, 144A                             2,215,117
      1,500,000 Republic of Brazil,
                8.250%, 1/20/2034                                   1,507,500
        325,000 Republic of Brazil,
                8.875%, 4/15/2024(c)                                  346,775
         10,000 Republic of Brazil,
                10.125%, 5/15/2027(c)                                  11,980
        250,000 Republic of Brazil,
                11.000%, 8/17/2040(c)                                 306,500
        245,000 Republic of Peru,
                5.000%, 3/07/2017(d)                                  235,812
        500,000 Republic of South Africa,
                5.250%, 5/16/2013, (EUR)                              666,185
        150,000 Republic of South Africa,
                12.500%, 12/21/2006, (ZAR)                             24,778
        500,000 SP Powerassets Ltd.,
                3.730%, 10/22/2010, (SGD)                             307,601
                                                              ---------------
                                                                   74,615,367
                                                              ---------------
                Supranational -- 3.6%
     22,000,000 Inter-American Development Bank,
                Zero Coupon Bond, 5/11/2009, (BRL)                  5,807,282
     13,265,000 Inter-American Development Bank, Series EMTN,
                6.000%, 12/15/2017, (NZD)                           9,058,041
                                                              ---------------
                                                                   14,865,323
                                                              ---------------
                Technology -- 2.1%
      2,500,000 Arrow Electronics, Inc.,
                6.875%, 7/01/2013                                   2,686,712
        495,000 Motorola, Inc.,
                5.800%, 10/15/2008                                    509,855
         99,000 Motorola, Inc.,
                7.625%, 11/15/2010                                    112,044
      1,625,000 Motorola, Inc.,
                8.000%, 11/01/2011(c)                               1,899,836
      3,115,000 Samsung Electronics Co. Ltd.,
                7.700%, 10/01/2027, 144A                            3,463,413
                                                              ---------------
                                                                    8,671,860
                                                              ---------------
                Textile -- 0.0%
         25,000 Kellwood Co.,
                7.625%, 10/15/2017(f)                                  22,712
                                                              ---------------
                Tobacco -- 0.5%
      2,000,000 Altria Group, Inc.,
                7.000%, 11/04/2013                                  2,189,126
                                                              ---------------
                Transportation Services -- 0.5%
        450,929 Atlas Air Worldwide Holdings, Inc.,
                7.200%, 1/02/2019                                     448,133
        560,162 Atlas Air, Inc., Series A,
                7.380%, 1/02/2018                                     557,731
      1,000,000 ERAC USA Finance Co.,
                6.800%, 2/15/2008, 144A                             1,039,371
                                                              ---------------
                                                                    2,045,235
                                                              ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2005

   Principal
    Amount      Description                                                     Value (a)
---------------------------------------------------------------------------------------------
                Treasuries -- 13.2%
$     5,000,000 U.S. Treasury Notes,
                2.500%, 9/30/2006(c)                                         $     4,921,875
      5,965,000 U.S. Treasury Notes,
                2.625%, 5/15/2008(c)                                               5,736,189
      1,045,000 U.S. Treasury Notes,
                2.750%, 6/30/2006(c)                                               1,035,122
     19,000,000 U.S. Treasury Notes,
                2.750%, 7/31/2006(c)                                              18,795,902
      6,035,000 U.S. Treasury Notes,
                3.000%, 2/15/2008(c)                                               5,875,404
     18,000,000 U.S. Treasury Notes
                4.375%, 5/15/2007(c)                                              18,059,760
                                                                             ---------------
                                                                                  54,424,252
                                                                             ---------------
                Wireless -- 0.2%
      1,000,000 America Movil SA de CV,
                4.125%, 3/01/2009                                                    972,871
                                                                             ---------------
                Wirelines -- 1.0%
      1,400,000 Philippine Long Distance Telephone Co.,
                8.350%, 3/06/2017                                                  1,447,250
      1,000,000 Telekom Malaysia Berhad,
                7.875%, 8/01/2025, 144A                                            1,239,856
        250,000 US West Capital Funding, Inc.,
                6.500%, 11/15/2018                                                   207,500
      1,650,000 US West Capital Funding, Inc.,
                6.875%, 7/15/2028                                                  1,357,125
                                                                             ---------------
                                                                                   4,251,731
                                                                             ---------------
                Total Non-Convertible Bonds (Identified Cost $366,276,290)       388,815,767
                                                                             ---------------
   Principal
    Amount
---------------------------------------------------------------------------------------------
Convertible Bonds -- 2.5%
                Independent/Energy -- 0.7%
        500,000 Devon Energy Corp.,
                4.900%, 8/15/2008(c)                                                 615,000
      1,750,000 Devon Energy Corp.,
                4.950%, 8/15/2008(c)                                               2,152,500
                                                                             ---------------
                                                                                   2,767,500
                                                                             ---------------
                Pharmaceuticals -- 1.8%
      7,685,000 Chiron Corp.,
                1.625%, 8/01/2033                                                  7,512,088
                                                                             ---------------
                Total Convertible Bonds (Identified Cost $9,372,838)              10,279,588
                                                                             ---------------
                Total Bonds and Notes (Identified Cost $375,649,128)             399,095,355
                                                                             ---------------
---------------------------------------------------------------------------------------------
Short-Term Investments -- 22.6% of Total Net Assets
      6,014,000 Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/05 at 1.750% to be repurchased at $6,014,877
                on 10/3/05 collateralized by $6,150,000 U.S. Treasury Note,
                4.00% due 9/30/07 with a value of $6,134,625 (Note 2g)             6,014,000
                                                                             ---------------
    Shares
---------------------------------------------------------------------------------------------
     86,992,852 State Street Navigator Securities Lending Prime Portfolio(e)      86,992,852
                                                                             ---------------
                Total Short-Term Investments (Identified Cost $93,006,852)        93,006,852
                                                                             ---------------
                Total Investments -- 119.7%
                (Identified Cost $468,655,980)(b)                                492,102,207
                Other assets less liabilities -- (19.7)%                         (81,069,202)
                                                                             ---------------
                Total Net Assets -- 100%                                     $   411,033,005
                                                                             ===============

           (a) See Note 2a of Notes to Financial Statements
           (b) Federal Tax Information:
               At September 30, 2005, the net unrealized appreciation on
               investments based on cost of $471,350,777 for federal income tax purposes was as follows:
               Aggregate gross unrealized appreciation for all securities in
               which there is an excess of value over tax cost                  $    28,325,427
               Aggregate gross unrealized depreciation for all securities in
               which there is an excess of tax cost over value                       (7,573,997)
                                                                                ---------------
               Net unrealized appreciation                                      $    20,751,430
                                                                                ===============
           (c) All or a portion of this security was on loan to brokers at September 30, 2005.
           (d) Variable rate security. Rate disclosed is rate at September 30, 2005.
           (e) Represents investment of securities lending collateral.
           (f) Illiquid security
           (g) Became non-income producing as of October 8, 2005 due to bankruptcy filing.
          144A Securities exempt from registration under Rule 144A of the
               Securities Act of 1933. These securities may be resold in
               transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the total value of these securities amounted to $49,629,123 or 12.1% of net assets.
               Key to Abbreviations:
           BRL Brazilian Real
           CAD Canadian Dollar
           EUR Euro
           GBP Great British Pound
           MXN Mexican Peso
           NOK Norwegian Krone
           NZD New Zealand Dollar
           KRW South Korean Won
           SEK Swedish Krona
           SGD Singapore Dollar
           THB Thailand Baht
           ZAR South African Rand

Holdings at September 30, 2005 as a Percentage of Net Assets (Unaudited)

                        Sovereigns                18.1%
                        Treasuries                13.2
                        Government Agencies       11.8
                        Foreign Local Governments  9.6
                        Banking                    6.8
                        Supranational              3.6
                        Automotive                 3.6
                        Healthcare                 3.2
                        Electric                   2.7
                        Technology                 2.1
                        Other, less than 2% each  22.3

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

September 30, 2005

             ASSETS
              Investments at cost                      $468,655,980
              Net unrealized appreciation                23,446,227
                                                       ------------
                Investments at value                    492,102,207
              Cash                                              553
              Foreign cash at value (identified cost
                $944)                                           956
              Receivable for Fund shares sold             2,454,199
              Interest receivable                         5,460,087
              Securities lending income receivable            6,510
              Receivable from investment adviser            102,020
                                                       ------------
                TOTAL ASSETS                            500,126,532
                                                       ------------
             LIABILITIES
              Collateral on securities on loan, at
                value (Note 2)                           86,992,852
              Payable for Fund shares redeemed            1,678,283
              Management fees payable                       136,677
              Deferred Trustees' fees                        32,775
              Transfer agent fees payable                    68,111
              Administrative fees payable                    57,860
              Service and distribution fees payable           7,591
              Other accounts payable and accrued
                expenses                                    119,378
                                                       ------------
                TOTAL LIABILITIES                        89,093,527
                                                       ------------
             NET ASSETS                                $411,033,005
                                                       ============
             NET ASSETS CONSIST OF:
              Paid-in capital                          $374,246,827
              Undistributed net investment income         8,366,427
              Accumulated net realized gain on
                investments                               4,973,806
              Net unrealized appreciation on
                investments and foreign currency
                translations                             23,445,945
                                                       ------------
             NET ASSETS                                $411,033,005
                                                       ============
             COMPUTATION OF NET ASSET VALUE AND
              OFFERING PRICE:
              Class A shares:
                Net assets                             $ 39,168,083
                                                       ============
                Shares of beneficial interest             3,345,424
                                                       ============
                Net asset value and redemption price
                 per share                             $      11.71
                                                       ============
                Offering price per share (100/95.50
                 of $11.71)                            $      12.26
                                                       ============
              Class B shares: (redemption price is
                equal to net asset value less any
                applicable contingent deferred sales
                charges)
                Net assets                             $  3,443,187
                                                       ============
                Shares of beneficial interest               295,078
                                                       ============
                Net asset value and offering price
                 per share                             $      11.67
                                                       ============
              Class C shares: (redemption price is
                equal to net asset value less any
                applicable contingent deferred sales
                charges)
                Net assets                             $ 27,992,040
                                                       ============
                Shares of beneficial interest             2,400,664
                                                       ============
                Net asset value and offering price
                 per share                             $      11.66
                                                       ============
              Class Y shares:
                Net assets                             $ 26,012,031
                                                       ============
                Shares of beneficial interest             2,221,521
                                                       ============
                Net asset value, offering and
                 redemption price per share            $      11.71
                                                       ============
              Class J shares:
                Net assets                             $314,417,664
                                                       ============
                Shares of beneficial interest            26,897,820
                                                       ============
                Net asset value and redemption price
                 per share                             $      11.69
                                                       ============
                Offering price per share (100/96.50
                 of $11.69)                            $      12.11
                                                       ============
                Value of securities on loan (Note 2)   $ 85,241,876
                                                       ============

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

For the Year Ended September 30, 2005

             INVESTMENT INCOME
              Interest                                 $20,073,397
              Less net foreign taxes withheld               (2,317)
              Securities lending income                     35,555
                                                       -----------
                                                        20,106,635
                                                       -----------
              Expenses
                Management fees                          1,551,924
                Service fees - Class A                      59,185
                Service and distribution fees -
                 Class B                                    27,503
                Service and distribution fees -
                 Class C                                   168,309
                Service and distribution fees -
                 Class J                                 2,454,146
                Trustees' fees and expenses                 31,140
                Administrative                             252,634
                Custodian                                  181,131
                Transfer agent fees - Class A, Class
                 B, Class C                                123,655
                Transfer agent fees - Class Y               28,132
                Transfer agent fees - Class J               10,134
                Audit and tax services                      44,034
                Registration - Class A, Class B,
                 Class C, Class Y                           45,237
                Registration - Class J                         293
                Shareholder reporting - Class A,
                 Class B, Class C, Class Y                  23,616
                Shareholder reporting - Class J            157,696
                Legal - Class A, Class B, Class C,
                 Class Y                                     2,227
                Legal - Class J                             46,882
                Miscellaneous                               24,058
                                                       -----------
              Total expenses                             5,231,936
                Less reimbursement/waiver                 (323,993)
                                                       -----------
              Net expenses                               4,907,943
                                                       -----------
              Net investment income                     15,198,692
                                                       -----------
             REALIZED AND UNREALIZED GAIN (LOSS) ON
              INVESTMENTS AND FOREIGN CURRENCY
              TRANSACTIONS
              Realized gain on:
                Investments - net                       15,799,227
                Foreign currency transactions - net        163,958
              Change in unrealized depreciation on:
                Investments - net                       (7,210,573)
                Foreign currency translations - net        (77,065)
                                                       -----------
              Net realized and unrealized gain on
                investments and foreign currency
                transactions                             8,675,547
                                                       -----------
             NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                          $23,874,239
                                                       ===========

                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                      Year Ended    Year Ended
                                                                                                     September 30, September 30,
                                                                                                         2005          2004
                                                                                                     ------------- -------------
                                                                                                     ------------  ------------
FROM OPERATIONS:
  Net investment income                                                                              $ 15,198,692  $ 15,716,537
  Net realized gain on investments and foreign currency transactions                                   15,963,185    11,166,256
  Change in unrealized appreciation (depreciation) on investments and foreign currency translations    (7,287,638)    1,854,609
                                                                                                     ------------  ------------
  Increase in net assets resulting from operations                                                     23,874,239    28,737,402
                                                                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
   Class A                                                                                             (1,380,960)     (271,806)
   Class B                                                                                               (143,680)      (42,016)
   Class C                                                                                               (807,975)     (175,999)
   Class Y                                                                                             (1,072,660)     (583,747)
   Class J                                                                                            (19,375,156)  (16,876,388)
  Capital gains:
   Class A                                                                                               (312,527)      (13,621)
   Class B                                                                                                (35,217)       (3,141)
   Class C                                                                                               (164,210)       (4,478)
   Class Y                                                                                               (200,515)      (60,972)
   Class J                                                                                             (4,635,137)   (2,012,830)
                                                                                                     ------------  ------------
  Total distributions                                                                                 (28,128,037)  (20,044,998)
                                                                                                     ------------  ------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                                                 39,379,478    20,028,707
                                                                                                     ------------  ------------
  Total increase in net assets                                                                         35,125,680    28,721,111
NET ASSETS
  Beginning of year                                                                                   375,907,325   347,186,214
                                                                                                     ------------  ------------
  End of year                                                                                        $411,033,005  $375,907,325
                                                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME                                                                  $  8,366,427  $  7,593,506
                                                                                                     ============  ============

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                             FINANCIAL HIGHLIGHTS


                              Income (loss) from investment operations:            Less distributions:
                              ----------------------------------------- -----------------------------------------

                   Net asset
                     value,                 Net realized                  Dividends    Distributions
                   beginning     Net       and unrealized   Total from       from        from net
                       of     investment   gain (loss) on   investment  net investment   realized        Total
                   the period income (d)    investments     operations      income     capital gains distributions
                   ---------- ----------   --------------   ----------  -------------- ------------- -------------
   Class A
  9/30/2005          $11.84     $0.49          $0.29          $0.78         $(0.74)       $(0.17)       $(0.91)
  9/30/2004           11.54      0.52           0.45           0.97          (0.60)        (0.07)        (0.67)
  9/30/2003           10.23      0.58           1.46           2.04          (0.59)        (0.14)        (0.73)
  9/30/2002(f)(h)     10.18      0.39           0.04           0.43          (0.38)           --         (0.38)
  12/18/2000(i)        9.91      0.13           0.24           0.37          (0.14)           --         (0.14)
   Class B
  9/30/2005           11.82      0.41           0.27           0.68          (0.66)        (0.17)        (0.83)
  9/30/2004           11.53      0.43           0.45           0.88          (0.52)        (0.07)        (0.59)
  9/30/2003(g)        11.21      0.02           0.30           0.32             --            --            --
   Class C
  9/30/2005           11.81      0.40           0.28           0.68          (0.66)        (0.17)        (0.83)
  9/30/2004           11.53      0.43           0.45           0.88          (0.53)        (0.07)        (0.60)
  9/30/2003(g)        11.21      0.02           0.30           0.32             --            --            --
   Class Y
  9/30/2005           11.85      0.54           0.28           0.82          (0.79)        (0.17)        (0.96)
  9/30/2004           11.54      0.57           0.45           1.02          (0.64)        (0.07)        (0.71)
  9/30/2003           10.23      0.61           1.46           2.07          (0.62)        (0.14)        (0.76)
  9/30/2002(f)        10.09      0.62           0.09           0.71          (0.55)        (0.02)        (0.57)
  9/30/2001            9.92      0.65           0.18           0.83          (0.66)           --         (0.66)
   Class J
  9/30/2005           11.83      0.46           0.27           0.73          (0.70)        (0.17)        (0.87)
  9/30/2004           11.53      0.48           0.44           0.92          (0.55)        (0.07)        (0.62)
  9/30/2003           10.22      0.52           1.47           1.99          (0.54)        (0.14)        (0.68)
  9/30/2002(f)        10.09      0.54           0.09           0.63          (0.48)        (0.02)        (0.50)
  9/30/2001            9.91      0.57           0.19           0.76          (0.58)           --         (0.58)





(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized basis for periods less than one year.
(d)Per share net investment income has been calculated using the average shares outstanding during the period.
(e)A sales charge for Class A, Class C and Class J and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

                See accompanying notes to financial statements.

                                    Ratios to average net assets:
                                  ----------------------------------

  Net asset           Net assets,
    value,    Total     end of       Net      Gross   Net investment Portfolio
    end of   return   the period   Expenses  Expenses     income     turnover
  the period (%) (a)     (000)    (%) (b)(c) (%) (c)     (%) (c)     rate (%)
  ---------- -------  ----------- ---------- -------- -------------- ---------
    $11.71     6.8(j)  $ 39,168      0.95       1.14       4.21         28
     11.84     8.8(j)     9,506      0.93       1.67       4.52         29
     11.54    20.6(e)     1,128      0.80       4.67       5.21         34
     10.23     4.3           11      0.80     191.59       5.85         39
     10.14     3.8        2,426      0.80       1.91       6.31          1
     11.67     5.9(j)     3,443      1.70       2.18       3.47         28
     11.82     7.9(j)     1,797      1.70       2.42       3.77         29
     11.53     2.9(e)       160      1.70       7.81       5.83         34
     11.66     5.9(j)    27,992      1.70       1.97       3.45         28
     11.81     7.9(j)     9,191      1.70       2.42       3.74         29
     11.53     2.9(e)         3      1.70       7.81       4.35         34
     11.71     7.1(j)    26,012      0.55       0.82       4.61         28
     11.85     9.2       12,543      0.55       1.08       4.92         29
     11.54    20.9       10,230      0.55       1.34       5.58         34
     10.23     7.2        7,874      0.55       1.13       6.08         39
     10.09     8.6        8,549      0.55       1.36       6.43         15
     11.69     6.4(j)   314,418      1.30       1.35       3.89         28
     11.83     8.3(j)   342,871      1.30       1.33       4.15         29
     11.53    20.0(e)   335,666      1.30       1.36       4.79         34
     10.22     6.4(e)   211,105      1.30       1.55       5.33         39
     10.09     7.9(e)    91,569      1.30       1.71       5.65         15




(f)As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class A, Class Y, and Class J net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class A, Class Y and Class J decreased from 5.88% to 5.85%, 6.10% to 6.08%, and 5.35% to 5.33%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
(g)From commencement of class operations on September 12, 2003 through September 30, 2003.
(h)From commencement of class operations on January 31, 2002 through September 30, 2002.
(i)For the period from October 1, 2000 through December 18, 2000. Class A, formerly Retail Class shares, of the Fund were converted into Class Y, formerly Institutional Class shares, on December 18, 2000.
(j)A sales charge for Class A and Class J and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

                         NOTES TO FINANCIAL STATEMENTS

September 30, 2005

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund. The financial statements for the remaining fixed income funds and the equity funds of the Trust are presented in separate reports.

The Fund offers Class A, Class B, Class C, Class Y and Class J shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay higher ongoing Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other Class of shares, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. Class Y shares are intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amounts. Class J shares are only offered to non-U.S. investors and are sold with a maximum front end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price, as reported by pricing services recommended by the adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at net asset value each day. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees.

Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

September 30, 2005


The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2005, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provisions for federal income and excise taxes have been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions. Temporary differences between book and tax distributable earnings are primarily due to premium amortization, deferred Trustees' fees and corporate action adjustments. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax character of distributions paid to shareholders during the years ended September 30, 2005 and 2004 were as follows:

      2005 Distributions Paid From:         2004 Distributions Paid From:
  ------------------------------------- -------------------------------------
   Ordinary     Long-Term                Ordinary     Long-Term
    Income    Capital Gains    Total      Income    Capital Gains    Total
    ------    -------------    -----      ------    -------------    -----
  $22,981,935  $5,146,102   $28,128,037 $17,982,737  $2,062,261   $20,044,998

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                   $ 8,399,202
          Undistributed long-term capital gains             7,668,603
                                                          -----------
          Total undistributed earnings                     16,067,805
          Deferred net capital losses (post October 2004)          --
          Unrealized appreciation                          20,751,148
                                                          -----------
          Total accumulated earnings                      $36,818,953
                                                          ===========

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

September 30, 2005


h. Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt, at least 105% of the market value of loaned securities for non-U.S. equities and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of the collateral held by the Fund with respect to such loans at September 30, 2005, were $85,241,876 and $86,992,852, respectively.

i. Indemnifications. Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience the Fund expects the risk of loss to be remote.

3. Purchases and Sales of Securities. For the year ended September 30, 2005, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities) were $77,483,312 and $86,265,602, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments) were $47,793,671 and $16,545,237, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly. For the year ended September 30, 2005, the management fee for the Fund was as follows:

                                                   Percentage of Average
                    Gross    Waiver of     Net     Daily Net Assets
                  Management Management Management --------------------
                     Fee        Fee        Fee     Gross       Net
                  ---------- ---------- ---------- -----       ---
                  $1,551,924  $323,993  $1,227,931 0.40%      0.32%

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P. IXIS North America is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and CNP Assurances, a large French life insurance company.

b. Administrative Fees. IXIS Asset Management Services Company ("IXIS Services"), formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS North America, performed certain administrative services for the Fund and subcontracted with State Street Bank, to serve as sub-administrator. Effective January 3, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") assumed responsibility for providing administrative services to the Fund. Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds I), IXIS Advisor Funds Trust I (formerly CDC Nvest Funds Trust I), IXIS Advisor Funds Trust II (formerly CDC Nvest Funds Trust II), IXIS Advisor Funds Trust III (formerly CDC Nvest Funds Trust III), IXIS Advisor Funds Trust IV (formerly CDC Nvest Companies Trust I) and IXIS Advisor Cash Management Trust (formerly CDC Nvest Cash Management Trust) ("IXIS Advisor Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                         First       Next       Over
                       $5 billion $5 billion $10 billion
                       ---------- ---------- -----------
                        0.0675%    0.0625%     0.0500%

             or
             (2)Each Fund's pro rata portion, allocated based on the combined net assets of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts, of the annual aggregate minimum fee of $5 million.

State Street Bank continues to serve as sub-administrator.

For the year ended September 30, 2005, fees paid to IXIS Services and IXIS Advisors for administrative expense were $252,634.

September 30, 2005


c. Transfer Agent Fees. IXIS Services serves as transfer and shareholder servicing agent for the Fund (except Class J shares) and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. State Street Bank serves as transfer and shareholder servicing agent for Class J shares.

Effective January 1, 2005, Class A, B and C shares pay fees monthly to IXIS Advisors equal to an annual rate of $25.25 for each open account and $2.00 for each closed account, subject to a monthly minimum of $1,500 per class and an annual aggregate minimum fee of approximately $1.7 million for all Load Fixed Income Funds. Load Fixed Income Funds consist of the Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund and all fixed income funds in the IXIS Advisors Funds Trust.

Effective January 1, 2005, Class Y shares pay fees monthly to IXIS Advisors equal to an annual rate of $25.25 for each open account and $2.00 for each closed account, subject to a monthly minimum of $1,500 per class and an annual aggregate minimum fee of approximately $1 million for all Load Funds - Class Y. Load Funds - Class Y consist of all Funds with Class Y shares offered within the Loomis Sayles Funds Trusts and IXIS Advisors Funds Trusts.

Prior to January 1, 2005, the Fund for its Classes A, B and C paid monthly to IXIS Services its pro rata portion of an annual aggregate fee equal to 0.142%
of the first $1.2 billion, 0.135% of the next $5 billion and 0.130% over $6.2 billion of the average net assets for all Load Fixed Income Funds, subject to a monthly minimum of $1,500 per class and an annual aggregate minimum of $650,000.

Prior to January 1, 2005, the Fund for its Class Y paid monthly to IXIS Services its pro rata portion of an annual aggregate fee equal to 0.026% of an average daily net assets for all Load Funds - Class Y, subject to a monthly minimum of $1,250 per class and an annual aggregate minimum of $650,000.

Effective October 1, 2005, BFDS became the transfer and shareholder servicing agent for the Fund.

IXIS Services, BFDS and other firms are reimbursed by the Fund for out-of-pocket expenses. In addition, pursuant to other servicing agreements, each Class, except Class J, pays service fees to other firms that provide similar services for their own shareholder accounts.

For the year ended September 30, 2005, amounts paid to IXIS Services as compensation for its services as transfer agent were $70,007.

d. Service and Distribution Fees. The Trust entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), formerly CDC IXIS Asset Management Distributors, L.P., a wholly owned subsidiary of IXIS North America. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Fund, except Class J. The Fund has entered into a distribution agreement relating to Class J shares with Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors"), a wholly-owned subsidiary of IXIS North America.

Pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"), the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays IXIS Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

Class J shares are subject to a monthly shareholder service fee at an annual rate not to exceed 0.25% and a monthly distribution fee payable to Loomis Sayles Distributors, at an annual rate not to exceed 0.50% of the average daily net assets attributable to the Fund's Class J shares, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

For the year ended September 30, 2005, the Fund paid the following service and distribution fees:

                    Service Fee                 Distribution Fee
          -------------------------------- ---------------------------
          Class A Class B Class C Class J  Class B Class C   Class J
          ------- ------- ------- -------  ------- -------   -------
          $59,185 $6,876  $42,077 $809,868 $20,627 $126,232 $1,644,278

September 30, 2005


Commissions (including CDSCs) on Fund shares paid to IXIS Distributors by investors in Class B and C shares of the Fund were $141,355 and commissions paid to Loomis Sayles Distributors by investors in Class J shares of the Fund were $554,102 for the year ended September 30, 2005.

e. Trustees Fees and Expenses. The Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, IXIS Distributors, IXIS North America, IXIS Services, IXIS Advisors or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting that he or she attends. The co-chairmen of the Board each receive an annual retainer fee of $25,000. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the IXIS Advisor Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective October 1, 2005, the compensation schedule for independent Trustees will change. Each independent Trustee will receive a retainer fee at the annual rate of $55,000 and meeting attendance fees of $6,000 for each meeting of the Board of Trustees attended in person and $3,000 for each meeting of the Board of Trustees attended telephonically. Each co-chairman of the Board will receive an additional retainer fee at the annual rate of $25,000. Each committee chairman will receive an additional retainer fee at the annual rate of $10,000. Each committee member will receive a meeting attendance fee of $4,000 per committee meeting attended in person and $2,000 for each committee meeting attended telephonically.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other series of the Loomis Sayles Funds Trusts or IXIS Advisor Funds Trusts on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of Fund assets to pay a portion of the annual salary for 2005 of an employee at IXIS Advisors who supports the Funds' Chief Compliance Officer. For the year ended September 30, 2005, the Fund's portion of such expense was approximately $900.

f. Publishing Services. IXIS Services performs certain desktop publishing services for the Fund. Fees for these services are presented in the Statement of Operations as part of shareholder reporting. For year ended September 30, 2005, the amount paid to IXIS Services as compensation for these services was $175.

5. Line of Credit. Prior to September 1, 2005, the Fund, together with certain other Funds of the Loomis Sayles Funds Trusts, participated in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit were to be made solely to temporarily finance the repurchase of capital shares. Interest was to be charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period ended August 31, 2005, the Fund had no borrowings under the agreement.

Effective September 1, 2005, the Fund, together with certain other Funds of the Loomis Sayles Funds Trusts and IXIS Advisor Funds Trusts, participate in a $75 million committed line of credit provided by State Street Bank. Borrowings under the line of credit are to be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the period from September 1 through September 30, 2005, the Fund had no borrowings under this agreement.

6. Shareholders. At September 30, 2005, the Loomis Sayles Employees' Profit Sharing Retirement Plan held 129,232 shares of beneficial interest of Class Y shares, equating to 5.8% of the Class and 0.4% of the Fund.

7. Expense Reductions and Contingent Expense Obligations. Loomis Sayles has given a binding undertaking to the Fund to defer its management fees and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This undertaking is in effect until January 31, 2006 and will be reevaluated on an annual basis.

If in the following fiscal year the actual operating expenses of the Fund are less than the expense limit for the Fund and the Fund had previously received a deferral or reimbursement, the Fund is required to pay an amount of additional expense that is the lower of the difference between the actual operating expenses and the expense limit or the actual amount of fees previously waived or expenses reimbursed.

September 30, 2005


At September 30, 2005, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average                      Expenses Subject
           Daily Net Assets                                     to Possible
--------------------------------------      Expiration         Reimbursement
Class A  Class B Class C Class Y Class J    of Waiver     until September 30, 2006
-------  ------- ------- ------- ------- ---------------- ------------------------
 0.95%    1.70%   1.70%   0.55%   1.30%  January 31, 2006         $323,993

8. Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

                                                                           Year Ended                      Year Ended
                                                                       September 30, 2005              September 30, 2004
                                                                 ------------------------------  ------------------------------
                                                                    Shares          Amount          Shares          Amount
                                                                 -----------  -----------------  -----------  -----------------
Class A
   Issued from the sale of shares                                  3,673,755  $      43,260,058      845,179  $       9,901,942
   Issued in connection with the reinvestment of distributions       117,060          1,374,999       18,301            210,238
   Redeemed                                                       (1,248,177)       (14,457,682)    (158,442)        (1,832,451)
                                                                 -----------  -----------------  -----------  -----------------
   Net change                                                      2,542,638  $      30,177,375      705,038  $       8,279,729
                                                                 ===========  =================  ===========  =================
Class B
   Issued from the sale of shares                                    178,693  $       2,100,081      149,404  $       1,701,993
   Issued in connection with the reinvestment of distributions         9,317            109,318        1,756             20,158
   Redeemed                                                          (44,982)          (526,800)     (12,955)          (148,655)
                                                                 -----------  -----------------  -----------  -----------------
   Net change                                                        143,028  $       1,682,599      138,205  $       1,573,496
                                                                 ===========  =================  ===========  =================
Class C
   Issued from the sale of shares                                  1,772,891  $      20,667,457      844,455  $       9,807,856
   Issued in connection with the reinvestment of distributions        12,470            145,879          754              8,655
   Redeemed                                                         (163,058)        (1,894,867)     (67,071)          (768,164)
                                                                 -----------  -----------------  -----------  -----------------
   Net change                                                      1,622,303  $      18,918,469      778,138  $       9,048,347
                                                                 ===========  =================  ===========  =================
Class Y
   Issued from the sale of shares                                  1,856,725  $      21,663,391      482,697  $       5,495,572
   Issued in connection with the reinvestment of distributions        91,507          1,075,420       45,115            519,122
   Redeemed                                                         (785,313)        (9,152,896)    (355,309)        (4,043,025)
                                                                 -----------  -----------------  -----------  -----------------
   Net change                                                      1,162,919  $      13,585,915      172,503  $       1,971,669
                                                                 ===========  =================  ===========  =================
Class J
   Issued from the sale of shares                                  9,384,600  $     110,412,999   12,912,010  $     149,860,044
   Issued in connection with the reinvestment of distributions            --                 --           --                 --
   Redeemed                                                      (11,470,140)      (135,397,879) (13,039,250)      (150,704,578)
                                                                 -----------  -----------------  -----------  -----------------
   Net change                                                     (2,085,540) $     (24,984,880)    (127,240) $        (844,534)
                                                                 ===========  =================  ===========  =================

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds II ("the Fund"), at September 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 23, 2005

      2005 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Fund paid distributions of $5,146,102, which have been designated as capital gains distributions for the fiscal year ended September 30, 2005.

                            ADDITIONAL INFORMATION


Shareholder Meetings (unaudited)

At a special shareholders' meeting held on June 2, 2005, shareholders of Loomis Sayles Funds II, of which the Loomis Sayles Investment Grade Bond Fund is a series, voted for the following proposals:

             1. Election of Trustees for Loomis Sayles Funds II ("Trust II")

                                                Votes
                               Votes For       Withheld         Total
     -                         ---------       --------         -----
     Graham T. Allison, Jr. 132,584,909.794 22,128,560.082 154,713,469.876
     Edward A. Benjamin     132,612,377.523 22,101,092.353 154,713,469.876
     Daniel M. Cain         132,610,853.597 22,102,616.279 154,713,469.876
     Paul G. Chenault       132,528,522.129 22,184,947.747 154,713,469.876
     Kenneth J. Cowan       132,560,768.058 22,152,701.818 154,713,469.876
     Richard Darman         132,450,040.167 22,263,429.709 154,713,469.876
     Sandra O. Moose        132,566,101.551 22,147,368.325 154,713,469.876
     John A. Shane          132,564,423.970 22,149,045.906 154,713,469.876
     Charles D. Baker       132,593,048.677 22,120,421.199 154,713,469.876
     Cynthia L. Walker      132,584,766.724 22,128,703.152 154,713,469.876
     Robert J. Blanding     132,514,900.631 22,198,569.245 154,713,469.876
     John T. Hailer         132,593,553.721 22,119,916.155 154,713,469.876

             2. Approval of an Amended and Restated Agreement and Declaration
                of Trust for Trust II

                      Voted       Abstained       Broker
     Voted For       Against        Votes        Non-Votes      Total Votes
     ---------       -------        -----        ---------      -----------
  103,245,838.162 2,321,818.870 22,868,247.134 32,828,038.000 161,263,942.166

With respect to this proposal, the meeting was adjourned initially to June 22, 2005 and again to July 21, 2005, on which date the proposal eventually passed.

                See accompanying notes to financial statements.

                        TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds II (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-343-2029.

                       Position(s) Held with
                       the Trust, Length of                                     Number of Portfolios in
                          Time Served and        Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth    Term of Office*         During Past 5 Years**       and Other Directorships Held
----------------------    ---------------         ---------------------       ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.       Trustee,        Douglas Dillon Professor and     38;
(3/23/40)                  since 2003;       Director of the Belfer Center    Director, Taubman Centers,
                       Contract Review and   of Science and International     Inc. (real estate investment
                            Governance       Affairs, John F. Kennedy         trust); Advisory Board
                         Committee Member    School of Government,            Member, USEC Inc. (energy
                                             Harvard University               supplier)

Charles D. Baker             Trustee,        President and Chief Executive    38;
(11/13/56)                 since 2005;       Officer, Harvard Pilgrim         None
                       Contract Review and   Health Care (health plan)
                            Governance
                         Committee Member

Edward A. Benjamin           Trustee,        Retired                          38;
(5/30/38)                  since 2002;                                        Director, Coal, Energy
                       Contract Review and                                    Investments & Management,
                            Governance                                        LLC; Director, Precision
                         Committee Member                                     Optics Corporation (optics
                                                                              manufacturer)

Daniel M. Cain               Trustee,        President and Chief Executive    38;
(2/24/45)                  since 2003;       Officer, Cain Brothers &         Trustee, Universal Health
                        Co-Chairman of the   Company, Incorporated            Realty Income Trust;
                        Board, since 2004;   (investment banking)             Director, Sheridan
                         Chairman of the                                      Healthcorp (physician
                         Audit Committee                                      practice management)

Paul G. Chenault             Trustee,        Retired; Trustee, First Variable 38;
(9/12/33)                  since 2000;       Life (variable life insurance)   Director, Mailco Office
                       for Loomis Sayles II                                   Products, Inc. (mailing
                       Contract Review and                                    equipment)
                            Governance
                         Committee Member

Kenneth J. Cowan       Trustee, since 2003;  Retired                          38;
(4/5/32)                Co-Chairman of the                                    None
                        Board, since 2004;
                         Chairman of the
                       Contract Review and
                            Governance
                            Committee

                        TRUSTEE AND OFFICER INFORMATION

                       Position(s) Held with
                       the Trust, Length of                                   Number of Portfolios in
                          Time Served and       Principal Occupation(s)       Fund Complex Overseen***
Name and Date of Birth    Term of Office*        During Past 5 Years**      and Other Directorships Held
----------------------    ---------------        ---------------------      ----------------------------

INDEPENDENT TRUSTEES
continued

Richard Darman         Trustee, since 2003;  Partner, The Carlyle Group    38;
(5/10/43)              Contract Review and   (investments); formerly,      Director and Chairman of
                            Governance       Professor, John F. Kennedy    the Board of Directors, AES
                         Committee Member    School of Government,         Corporation (independent
                                             Harvard University            power company); Chairman-
                                                                           Designate of the Smithsonian
                                                                           National Museum of
                                                                           American History; Trustee,
                                                                           Howard Hughes Medical
                                                                           Institute

Sandra O. Moose        Trustee, since 2003;  President, Strategic Advisory 38;
(2/17/42)                Audit Committee     Services (management          Director, Verizon
                              Member         consulting); formerly, Senior Communications; Director,
                                             Vice President and Director,  Rohm and Haas Company
                                             The Boston Consulting Group,  (specialty chemicals);
                                             Inc. (management consulting)  Director, AES Corporation

John A. Shane          Trustee, since 2003;  President, Palmer Service     38;
(2/22/33)              Contract Review and   Corporation (venture capital  Director, Gensym
                            Governance       organization)                 Corporation (software and
                         Committee Member                                  technology services provider);
                                                                           Director, Abt Associates Inc.
                                                                           (research and consulting
                                                                           firm)

Cynthia L. Walker      Trustee, since 2005;  Dean for Finance and CFO      38;
(7/25/56)                Audit Committee     (formerly, Associate Dean for None
                              Member         Finance & CFO), Harvard
                                             Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1/        Trustee,        President, Chairman, Director 38;
(4/14/47)                  since 2002;       and Chief Executive Officer,  None
555 California Street    Chief Executive     Loomis, Sayles & Company,
San Francisco, CA       Officer of Loomis    L.P.
94104                    Sayles Funds II,
                            since 2003

John T. Hailer/2/            Trustee,        President and Chief Executive 38;
(11/23/60)                 since 2003;       Officer, IXIS Asset           None
                       President of Loomis   Management Distributors,
                         Sayles Funds II     L.P.; President and Chief
                            since 2003       Executive Officer, IXIS
                                             Advisor Funds

                        TRUSTEE AND OFFICER INFORMATION

                       Position(s) Held with
                       the Trust, Length of                                    Number of Portfolios in
                          Time Served and        Principal Occupation(s)       Fund Complex Overseen***
Name and Date of Birth    Term of Office*         During Past 5 Years**      and Other Directorships Held
----------------------    ---------------         ---------------------      ----------------------------

 OFFICERS

 Coleen Downs Dinneen  Secretary, Clerk and  Senior Vice President, General         Not Applicable
 (12/16/60)            Chief Legal Officer,  Counsel, Secretary and Clerk
                            since 2004       (formerly, Deputy General
                                             Counsel, Assistant Secretary
                                             and Assistant Clerk) IXIS Asset
                                             Management Distribution
                                             Corporation, IXIS Asset
                                             Management Distributors, L.P.
                                             and IXIS Asset Management
                                             Advisors, L.P.

 Michael C. Kardok     Treasurer, Principal  Senior Vice President, IXIS            Not Applicable
 (7/17/59)                 Financial and     Asset Management Advisors,
                        Accounting Officer,  L.P. and IXIS Asset
                            since 2004       Management Distributors,
                                             L.P.; formerly, Senior
                                             Director, PFPC Inc.

 Max J. Mahoney             Anti-Money       Senior Vice President, Deputy          Not Applicable
 (5/1/62)               Laundering Officer   General Counsel, Assistant
                           and Assistant     Secretary and Assistant Clerk,
                       Secretary, since 2005 IXIS Asset Management
                                             Distribution Corporation, IXIS
                                             Asset Management
                                             Distributors, L.P. and IXIS
                                             Asset Management Advisors,
                                             L.P.; Chief Compliance
                                             Officer, IXIS Asset
                                             Management Advisors, L.P.;
                                             formerly, Senior Counsel,
                                             MetLife, Inc.; formerly,
                                             Associate Counsel, LPL
                                             Financial Services, Inc.

 John E. Pelletier        Chief Operating    Executive Vice President and           Not Applicable
 (6/24/64)              Officer, since 2004  Chief Operating Officer
                                             (formerly, General Counsel,
                                             Secretary and Clerk), IXIS
                                             Asset Management
                                             Distributors, L.P. and IXIS
                                             Asset Management Advisors,
                                             L.P.; Executive Vice President
                                             (formerly, Senior Vice
                                             President, General Counsel,
                                             Secretary and Clerk), IXIS
                                             Asset Management
                                             Distribution Corporation;
                                             formerly, Director IXIS Asset
                                             Management Services
                                             Company

                        TRUSTEE AND OFFICER INFORMATION

                       Position(s) Held with
                       the Trust, Length of                                   Number of Portfolios in
                          Time Served and       Principal Occupation(s)       Fund Complex Overseen***
Name and Date of Birth    Term of Office*        During Past 5 Years**      and Other Directorships Held
----------------------    ---------------        ---------------------      ----------------------------

 OFFICERS
 continued

 Daniel J. Fuss           Executive Vice     Vice Chairman and Director,           Not Applicable
 (9/27/33)             President, since 2003 Loomis, Sayles & Company,
 One Financial Center                        L.P.; Prior to 2002, President
 Boston, MA 02111                            and Trustee of Loomis Sayles
                                             Funds II

 Kristin Vigneaux        Chief Compliance    Chief Compliance Officer for          Not Applicable
 (9/25/69)              Officer, since 2004  Mutual Funds, IXIS Asset
                                             Management Distributors, L.P.
                                             and IXIS Asset Management
                                             Advisors, L.P.; formerly, Vice
                                             President, IXIS Asset
                                             Management Services
                                             Company

* The year provided is the earliest year during which a Trustee was elected or appointed to the Trust. All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72, but was suspended for the calendar year 2006. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy but to designate 2006 as a transition period so that any Trustees who are currently 72 or older or who reach age 72 during the remainder of 2005 or in 2006 will not be required to retire until the end of calendar year 2006.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor and Loomis Sayles Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), IXIS Asset Management Services Company ("IXIS Services") or Loomis, Sayles & Company, L.P.("Loomis Sayles") are omitted if not materially different from a trustee's or officer's current position with such entity.

***The Trustees of the Trust serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust:
     President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation, President and Chief Executive Officer of IXIS Asset Management Advisors, L.P.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. As of the date hereof, Ms. Cynthia L. Walker, and Mr. Daniel M. Cain, both members of the audit committee, have been designated as `audit committee financial experts" by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees paid to Principal Accountant by the Fund.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Trust's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Trust, other than the services provided reported as a part of (a) through (c) of this Item.

                                                   Audit-related
                              Audit fees              fees/1/           Tax fees/2/     All other fees/3/
                         --------------------  --------------------- ------------------ ----------------
                            2004      2005        2004         2005    2004      2005    2004     2005
                         ---------  ---------  ----------     ------ --------  -------- ------  --------
Loomis Sayles Funds II   $ 345,500  $ 316,550  $   40,000        --  $ 74,515  $ 34,687    --   $ 11,320

1. The audit-related fees are related to the performance of agreed-upon procedures relating to the Registrant's semiannual financial statements.
2. The tax fees consist of a review of the Registrant's tax returns (2004), preparation of fiscal year-end distribution analysis, financial statement disclosures, and tax return (2005), and review of year-end shareholder reporting (2005).
3. All other fees consist of filing and translation services with respect to Japanese shareholders in Loomis Sayles Investment Grade Bond Fund.

Aggregate fees billed to the Registrant for non-audit services during 2004 and 2005 were $114,515 and $46,007, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Trust's principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                      Audit-related fees         Tax fees       All other fees
                     --------------------  ------------------ ------------------
                       2004        2005     2004      2005      2004      2005
                     ---------  ---------  ------  ---------- --------  --------
Control Affiliates   $  73,600  $  97,600      --  $   86,450 $ 54,400  $ 47,800

Aggregate fees billed to Control Affiliates for non-audit services during 2004 and 2005 were $128,000 and $231,850, respectively.

None of the audit-related, tax and other services provided by the Registrant's principal accountant were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

     Annually, the Registrant's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

     If, in the opinion of management, a proposed engagement by the Registrant's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1)
     (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibit (a)(2)(1) and a(2)(2), respectively
     (a)  (3)  Not applicable.
     (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Loomis Sayles Funds II

                                        By: /s/ Robert J. Blanding

                                        Name:  Robert J. Blanding
                                        Title: Chief Executive Officer
                                        Date:  November 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                        By: /s/ Robert J. Blanding

                                        Name:  Robert J. Blanding
                                        Title: Chief Executive Officer
                                        Date:  November 28, 2005


                                        By: /s/ Michael C. Kardok

                                        Name:  Michael C. Kardok
                                        Title: Treasurer
                                        Date:  November 28, 2005